UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

FORM N-CSR

Item 1.             Reports to Stockholders.

MainStay MacKay Unconstrained Bond Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/1997	–0.69 3.99%	1.24 2.18%	4.07 4.55%	1.25 1.25%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.75 3.93	1.23 2.17	3.97 4.45	1.27 1.27
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2/28/1997	–1.80 3.20	1.05 1.41	3.69 3.69	2.02 2.02
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	2.21 3.21	1.41 1.41	3.68 3.68	2.02 2.02
Class I Shares	No Sales Charge		1/2/2004	4.24	2.44	4.82	1.00
Class R2 Shares	No Sales Charge		2/28/2014	3.89	2.08	2.01	1.35
Class R3 Shares	No Sales Charge		2/29/2016	3.63	4.74	N/A	1.60
Class R6 Shares	No Sales Charge		2/28/2018	4.43	2.96	N/A	0.83

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[4]	11.51%	3.24%	3.73%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[5]	2.68	1.27	0.80
Morningstar Nontraditional Bond Category Average[6]	4.03	2.31	3.51

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,019.40	$6.46	$1,018.80	$6.46	1.27%

Investor Class Shares	$1,000.00	$1,019.10	$6.57	$1,018.70	$6.56	1.29%

Class B Shares	$1,000.00	$1,016.70	$10.37	$1,014.92	$10.36	2.04%

Class C Shares	$1,000.00	$1,015.50	$10.36	$1,014.92	$10.36	2.04%

Class I Shares	$1,000.00	$1,020.70	$5.20	$1,020.06	$5.19	1.02%

Class R2 Shares	$1,000.00	$1,020.10	$6.98	$1,018.30	$6.97	1.37%

Class R3 Shares	$1,000.00	$1,017.60	$8.24	$1,017.04	$8.24	1.62%

Class R6 Shares	$1,000.00	$1,021.60	$4.28	$1,020.97	$4.28	0.84%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–4.50%, due 8/1/48–2/1/49

3.	Goldman Sachs Group, Inc., 2.35%–5.25%, due 7/27/21–5/15/26

4.	Morgan Stanley, 3.125%–5.611%, due 1/15/20–1/20/27

5.	Citigroup, Inc., 2.35%–6.30%, due 8/2/21–7/1/26
6.	Bank of America Corp., 3.004%–8.57%, due 5/17/22–3/10/26

7.	Federal Home Loan Mortgage Corporation, 3.00%–3.50%, due 5/25/29–10/25/49

8.	FREMF Mortgage Trust, 3.499%–4.331%, due 12/25/44–12/25/46
9.	Federal National Mortgage Association, 3.00%, 5/25/48–10/25/49

10.	Government National Mortgage Association, 3.00%, due 1/16/40–6/20/49

8	MainStay MacKay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD,1 Joseph Cantwell, Stephen R. Cianci, CFA, Matt Jacob, Neil Moriarty III, and Shu-Yang Tan, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Unconstrained Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Unconstrained Bond Fund returned 4.24%, underperforming the 11.51% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and outperforming the 2.68% return of the Fund’s secondary benchmark, the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares outperformed the 4.03% return of the Morningstar Nontraditional Bond Category Average.2

Were there any changes to the Fund during the reporting period?

Effective December 31, 2018, Louis Cohen no longer served as a portfolio manager of the Fund. Dan Roberts,1 Joseph Cantwell, Stephen R. Cianci, Matt Jacob, Neil Moriarty and Shu-Yang Tan continue to manage the Fund. For more information about this change refer to the supplement dated October 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

The reporting period got off to a tumultuous start in large part due to a variety of political and economic developments affecting the market, including, but not limited to, fears of weaker growth in China, Japan and the European Union; restrictive U.S. Federal Reserve (Fed) policy; the U.S. administration’s public criticism of the Fed; trade wars with China; and the uncertainty surrounding the United Kingdom’s Brexit negotiations to separate from the European Union.

At the beginning of 2019, the Fed reversed course on their rate policy and announced that the Fed funds benchmark rate had risen to a level consistent with its policy objectives. The market focused on the fact that not only was the Fed no longer tightening monetary policy, but that it might reverse course and begin to cut rates. Indeed, over the ensuing months, the Fed cut rates three times. In an unusual set of circumstances, both Treasury securities and stocks rallied on the Fed’s pause and eventual loosening stance, reflecting cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, corporate bond spreads3 tightened during the reporting period, as did spreads of credit-related securitized4 product (asset-backed and commercial mortgage-backed securities).

During the reporting period, the Fund underperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, largely due to underweight exposure to long-maturity Treasuries, which detracted from performance as Treasury yields fell. The Fund outperformed its secondary benchmark, the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, largely due to the Fund’s overweight exposure to spread product, including high-yield credit, bank loans, investment-grade credit and emerging-market credit.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Throughout the course of the reporting period, we used futures to manage the Fund’s duration5 profile. Though we extended the Fund’s duration during the reporting period, it remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index, thereby detracting from performance relative to the benchmark.

What was the Fund’s duration strategy during the reporting period?

We gradually extended the Fund’s duration from 1.0 year at the beginning of the reporting period to approximately 1.6 years at the end of the reporting period. Throughout the reporting period, the Fund’s duration remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index. As of October 31, 2019, the benchmark duration was approximately 5.8 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Spread product—specifically investment-grade credit, high-yield credit, bank loans and emerging-market debt—performed well during the reporting period and made positive contributions to the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. (Contributions take weightings and total returns into account.) Emerging markets benefited from

1.	Dan Roberts will serve as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

renewed risk appetites sparked by dovish central banks. Securitized assets, including residential mortgage-backed securities (RMBS) and consumer-related asset-backed securities (ABS), though positive for the reporting period, lagged the overall return of the benchmark. These securities are generally higher rated and shorter duration in nature.

What were some of the Fund’s largest purchases and sales during the reporting period?

In general terms, as credit spreads narrowed during the reporting period and the compensation for risk compressed, we reduced the Fund’s exposure to credit in the form of high-yield bonds and bank loans. At the same time, we methodically added securitized assets—such as ABS, RMBS and commercial mortgage-backed securities (CMBS)—into the Fund, both to reduce volatility and for diversification purposes.

How did the Fund’s sector weightings change during the reporting period?

We significantly increased the Fund’s exposure to securitized assets, such as RMBS, CMBS and ABS, while reducing the Fund’s exposure to high-yield bonds and bank loans. These transactions improved the liquidity and overall credit quality of the Fund as spreads tightened during the reporting period.

How was the Fund positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund ended the reporting period with overweight exposure to investment-grade corporate bonds, high-yield bonds and bank loans. Conversely, as of October 31, 2019, the Fund held underweight exposure to U.S. Treasury bonds and agency mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Unconstrained Bond Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 96.8%† Asset-Backed Securities 6.3%
Auto Floor Plan Asset-Backed Securities 0.9%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$4,390,000	$4,873,904
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 2.648% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	3,980,000	3,983,697

		8,857,601

Automobile Asset-Backed Securities 0.8%
Santander Retail Auto Lease Trust Series 2019-B, Class A3 2.30%, due 1/20/23 (a)	2,195,000	2,210,220
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	3,185,000	3,260,770
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	2,355,000	2,404,330

		7,875,320

Credit Cards 2.0%
American Express Credit Account Master Trust
Series 2018-9, Class A 2.408% (1 Month LIBOR + 0.38%), due 4/15/26 (b)	2,105,000	2,103,532
Series 2019-1, Class A 2.87%, due 10/15/24	2,060,000	2,111,126
Capital One Multi-Asset Execution Trust
Series 2019-A3, Class A3 2.06%, due 8/15/28	3,960,000	3,942,184
Series 2019-A1, Class A1 2.84%, due 12/15/24	3,765,000	3,848,938
Citibank Credit Card Issuance Trust Series 2018-A2, Class A2 2.374% (1 Month LIBOR + 0.33%), due 1/20/25 (b)	4,785,000	4,780,695
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04%, due 7/15/24	2,425,000	2,487,381

		19,273,856

Home Equity 0.1%
First NLC Trust Series 2007-1, Class A1 2.088% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	311,459	195,897

	Principal Amount	Value
Home Equity (continued)
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.118% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	$110,099	$76,597
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.068% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	82,944	38,011
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 2.128% (1 Month LIBOR + 0.11%), due 2/25/37 (b)	83,907	37,671

		348,176

Other Asset-Backed Securities 2.5%
CNH Equipment Trust Series 2019-B, Class A4 2.64%, due 5/15/26	4,360,000	4,453,455
Dell Equipment Finance Trust Series 2018-2, Class A3 3.37%, due 10/22/23 (a)	4,040,000	4,104,629
DLL Securitization Trust Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	3,265,000	3,264,022
Hilton Grand Vacations Trust Series 2019-AA, Class A 2.34%, due 7/25/33 (a)	2,895,082	2,902,318
John Deere Owner Trust Series 2019-B, Class A3 2.21%, due 12/15/23	4,160,000	4,186,480
MVW Owner Trust Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,630,000	2,627,948
Sierra Receivables Funding Co. Series 2019-3A, Class A 2.34%, due 8/15/36 (a)	1,635,000	1,634,972

		23,173,824

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.841% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	218,618	217,684

Total Asset-Backed Securities (Cost $58,948,454)		59,746,461

Corporate Bonds 64.6%
Advertising 0.3%
Lamar Media Corp. 5.375%, due 1/15/24	2,695,000	2,761,863

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Aerospace & Defense 1.0%
Moog, Inc. 5.25%, due 12/1/22 (a)	$5,505,000	$5,580,694
Rockwell Collins, Inc. 3.50%, due 3/15/27	3,350,000	3,583,472

		9,164,166

Agriculture 0.6%
Altria Group, Inc. 3.80%, due 2/14/24	3,660,000	3,839,862
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,915,000	2,075,860

		5,915,722

Airlines 1.8%
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	2,517,645	2,668,099
Series 2005-ERJ1 9.798%, due 10/1/22	93,248	96,662
Delta Air Lines, Inc.
Series 2019-1, Class AA 3.204%, due 10/25/25	3,360,000	3,514,573
Series 2007-1, Class A 6.821%, due 2/10/24	1,215,524	1,331,533
U.S. Airways Group, Inc. Series 2010-1, Class A 6.25%, due 10/22/24	4,625,284	5,061,694
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24	3,875,686	3,992,452

		16,665,013

Auto Manufacturers 1.6%
Ford Motor Credit Co. LLC
2.681%, due 1/9/20	3,345,000	3,346,260
3.35%, due 11/1/22	1,115,000	1,118,323
4.063%, due 11/1/24	2,280,000	2,287,797
4.25%, due 9/20/22 (c)	860,000	884,483
General Motors Financial Co., Inc. 3.45%, due 4/10/22 (c)	4,480,000	4,566,563
Volkswagen Group of America Finance LLC 3.875%, due 11/13/20 (a)	2,925,000	2,978,131

		15,181,557

Banks 15.3%
Bank of America Corp.
3.004%, due 12/20/23 (d)	7,718,000	7,894,963
3.30%, due 1/11/23	510,000	528,758
3.499%, due 5/17/22 (c)(d)	5,150,000	5,258,394
6.30%, due 3/10/26 (d)(e)	3,570,000	4,059,233
8.57%, due 11/15/24	1,645,000	2,076,000

	Principal Amount	Value
Banks (continued)
Bank of New York Mellon Corp. 2.661%, due 5/16/23 (d)	$4,660,000	$4,727,380
Barclays Bank PLC 5.14%, due 10/14/20	8,037,000	8,245,480
Branch Banking & Trust Co. 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	2,500,000	2,493,441
Capital One Financial Corp. 5.55%, due 6/1/20 (d)(e)	1,535,000	1,563,121
Citigroup, Inc.
2.35%, due 8/2/21 (c)	5,000,000	5,030,380
3.349% (3 Month LIBOR + 1.25%), due 7/1/26 (b)	4,000,000	4,062,794
3.352%, due 4/24/25 (d)	1,880,000	1,955,876
6.30%, due 5/15/24 (d)(e)	10,800,000	11,615,400
Citizens Bank N.A. 3.25%, due 2/14/22	1,330,000	1,364,445
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (a)	2,270,000	2,364,973
Goldman Sachs Group, Inc.
2.35%, due 11/15/21	9,335,000	9,368,996
2.908%, due 6/5/23 (d)	4,285,000	4,356,051
3.00%, due 4/26/22	7,000,000	7,092,826
3.328% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,220,000	3,258,737
3.625%, due 1/22/23	3,227,000	3,373,180
5.25%, due 7/27/21 (c)	6,047,000	6,374,375
Huntington National Bank 3.125%, due 4/1/22	4,580,000	4,698,049
Lloyds Banking Group PLC
4.582%, due 12/10/25	1,365,000	1,466,140
4.65%, due 3/24/26	1,985,000	2,145,180
Morgan Stanley
3.125%, due 1/23/23	6,380,000	6,564,558
3.625%, due 1/20/27	6,055,000	6,456,912
4.00%, due 7/23/25	1,920,000	2,082,246
4.875%, due 11/1/22	4,287,000	4,598,477
5.00%, due 11/24/25	2,465,000	2,770,996
5.611% (3 Month LIBOR + 3.61%), due 1/15/20 (b)(e)	9,333,000	9,388,998
Santander Holdings USA, Inc.
3.40%, due 1/18/23	1,500,000	1,542,014
3.70%, due 3/28/22	2,000,000	2,055,995
Wells Fargo & Co. (d)
3.584%, due 5/22/28 (c)	380,000	402,784
5.90%, due 6/15/24 (e)	3,690,000	3,985,200

		145,222,352

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, due 1/23/25	885,000	967,538
4.75%, due 1/23/29	1,770,000	2,057,105

		3,024,643

12	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.4%
Masco Corp. 7.125%, due 3/15/20	$290,000	$295,229
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	3,580,000	3,683,104

		3,978,333

Chemicals 1.8%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (a)	2,785,000	2,774,170
Ashland LLC 4.75%, due 8/15/22	2,970,000	3,111,075
Braskem Netherlands Finance B.V. (a)
3.50%, due 1/10/23	935,000	949,034
4.50%, due 1/10/28	1,250,000	1,254,375
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,600,000	2,639,000
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	6,410,000	6,650,375

		17,378,029

Commercial Services 1.9%
Ashtead Capital, Inc. 4.25%, due 11/1/29 (a)	2,060,000	2,080,600
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,320,000	2,404,100
IHS Markit, Ltd.
3.625%, due 5/1/24	3,710,000	3,878,768
4.125%, due 8/1/23 (c)	1,075,000	1,135,555
PayPal Holdings, Inc. 2.40%, due 10/1/24	3,335,000	3,357,529
Service Corp. International 5.375%, due 5/15/24	2,200,000	2,268,750
University of Pennsylvania 3.61%, due 12/31/99	2,315,000	2,515,155

		17,640,457

Computers 0.7%
Dell International LLC / EMC Corp. 4.90%, due 10/1/26 (a)(c)	4,000,000	4,339,963
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	2,520,000	2,671,650

		7,011,613

Cosmetics & Personal Care 0.4%
First Quality Finance Co., Inc. 5.00%, due 7/1/25 (a)	3,760,000	3,892,352

Distribution & Wholesale 0.1%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	895,000	946,463

	Principal Amount	Value
Diversified Financial Services 3.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	$4,430,000	$4,556,177
4.50%, due 5/15/21	480,000	496,524
Air Lease Corp.
2.125%, due 1/15/20	3,275,000	3,274,476
2.625%, due 7/1/22	2,040,000	2,059,005
3.25%, due 3/1/25 (c)	4,000,000	4,110,705
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	2,130,000	2,273,775
Ally Financial, Inc.
5.75%, due 11/20/25	3,820,000	4,254,525
8.00%, due 11/1/31	3,280,000	4,563,300
Capital One Bank USA N.A. 3.375%, due 2/15/23 (c)	3,000,000	3,090,906

		28,679,393

Electric 3.5%
Appalachian Power Co. 3.30%, due 6/1/27	1,800,000	1,892,777
Baltimore Gas & Electric Co. 2.40%, due 8/15/26 (c)	4,150,000	4,155,176
CMS Energy Corp. 3.875%, due 3/1/24	3,818,000	4,025,966
Duke Energy Corp. 4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(e)	2,415,000	2,547,825
Entergy Arkansas LLC 3.50%, due 4/1/26	1,235,000	1,313,941
Evergy, Inc. 5.292%, due 6/15/22 (f)	663,000	708,908
Florida Power & Light Co. 2.75%, due 6/1/23	2,680,000	2,759,352
Potomac Electric Power Co. 4.15%, due 3/15/43	1,305,000	1,473,067
Public Service Electric & Gas Co. 3.00%, due 5/15/27	3,405,000	3,553,762
Public Service Enterprise Group, Inc. 2.65%, due 11/15/22 (c)	3,500,000	3,558,831
WEC Energy Group, Inc.
3.10%, due 3/8/22	2,345,000	2,404,046
4.271% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	5,495,000	4,763,246

		33,156,897

Entertainment 0.7%
Eldorado Resorts, Inc. 7.00%, due 8/1/23 (c)	4,515,000	4,712,531
International Game Technology PLC 6.25%, due 2/15/22 (a)	2,300,000	2,420,750

		7,133,281

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Environmental Controls 0.4%
Waste Management, Inc. 2.40%, due 5/15/23	$3,880,000	$3,930,848

Food 2.0%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,035,000	1,113,919
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (a)	4,595,000	4,674,691
Mondelez International Holdings Netherlands B.V. 2.125%, due 9/19/22 (a)	3,225,000	3,229,179
Smithfield Foods, Inc. (a)
2.70%, due 1/31/20	4,005,000	4,005,362
3.35%, due 2/1/22	2,490,000	2,503,123
Tyson Foods, Inc. 3.95%, due 8/15/24	2,892,000	3,103,737

		18,630,011

Forest Products & Paper 0.4%
Georgia-Pacific LLC 8.00%, due 1/15/24	2,945,000	3,611,690

Health Care—Products 1.0%
Abbott Laboratories 3.40%, due 11/30/23	3,520,000	3,713,279
Becton Dickinson & Co.
2.675%, due 12/15/19	1,059,000	1,059,328
3.363%, due 6/6/24	2,860,000	2,995,712
Stryker Corp. 2.625%, due 3/15/21	2,179,000	2,199,495

		9,967,814

Holding Company—Diversified 0.4%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,855,000	3,962,498

Home Builders 3.0%
D.R. Horton, Inc. 5.75%, due 8/15/23 (c)	4,250,000	4,717,535
KB Home 8.00%, due 3/15/20	2,250,000	2,295,675
Lennar Corp.
4.50%, due 11/15/19	4,740,000	4,742,370
6.25%, due 12/15/21	2,875,000	3,033,125
8.375%, due 1/15/21	2,540,000	2,705,100
MDC Holdings, Inc. 5.625%, due 2/1/20	1,608,000	1,616,040
Meritage Homes Corp. 7.00%, due 4/1/22	4,720,000	5,156,600

	Principal Amount	Value
Home Builders (continued)
Toll Brothers Finance Corp. 5.875%, due 2/15/22	$3,735,000	$3,973,106

		28,239,551

Home Furnishing 0.4%
Panasonic Corp. 2.536%, due 7/19/22 (a)	3,305,000	3,332,515

Insurance 2.7%
Lincoln National Corp. 4.481% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	3,537,000	2,976,178
MassMutual Global Funding II 2.50%, due 4/13/22 (a)	3,600,000	3,647,722
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	2,725,000	2,746,786
Protective Life Corp. 8.45%, due 10/15/39	2,476,000	3,899,873
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)	2,900,000	2,906,029
Scottish Widows, Ltd. Series Reg S 5.50%, due 6/16/23	GBP 6,500,000	9,379,513

		25,556,101

Internet 1.8%
Baidu, Inc. 4.375%, due 5/14/24	$2,380,000	2,530,314
Booking Holdings, Inc. 3.60%, due 6/1/26	2,790,000	3,020,614
Expedia Group, Inc. 3.25%, due 2/15/30 (a)	3,920,000	3,922,671
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (a)	1,895,000	1,776,562
Tencent Holdings, Ltd. 3.28%, due 4/11/24 (a)	3,820,000	3,933,640
Weibo Corp. 3.50%, due 7/5/24 (c)	1,515,000	1,543,695

		16,727,496

Iron & Steel 0.9%
ArcelorMittal 4.55%, due 3/11/26	3,470,000	3,669,310
Vale Overseas, Ltd. 6.25%, due 8/10/26	4,330,000	5,045,316

		8,714,626

Lodging 0.7%
Marriott International, Inc. 3.75%, due 10/1/25	5,888,000	6,296,002

14	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Media 0.8%
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(g)		$3,228,000	$3,324,840
Grupo Televisa S.A.B. 5.25%, due 5/24/49 (c)		1,695,000	1,854,723
Sky, Ltd. 3.75%, due 9/16/24 (a)		1,480,000	1,594,095
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23		1,087,000	1,294,494

			8,068,152

Mining 0.5%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)		3,000,000	3,258,213
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (a)		1,890,000	1,885,407

			5,143,620

Miscellaneous—Manufacturing 0.7%
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (a)		3,320,000	3,380,523
Textron Financial Corp. 3.893% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)		4,350,000	3,273,375

			6,653,898

Oil & Gas 3.3%
Concho Resources, Inc. 4.30%, due 8/15/28		2,995,000	3,231,933
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)		2,520,000	3,402,262
Marathon Petroleum Corp. 5.125%, due 4/1/24 (c)		8,050,000	8,288,224
Occidental Petroleum Corp. (zero coupon), due 10/10/36		19,735,000	9,920,917
Petrobras Global Finance B.V. 7.375%, due 1/17/27		1,559,000	1,887,949
Petroleos Mexicanos 6.75%, due 9/21/47		4,835,000	4,810,825

			31,542,110

Packaging & Containers 1.2%
Crown European Holdings S.A. 4.00%, due 7/15/22 (a)	EUR	3,540,000	4,284,544
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)		$4,555,000	4,673,202
WRKCo, Inc. 3.00%, due 9/15/24		2,735,000	2,799,882

			11,757,628

	Principal Amount	Value
Pharmaceuticals 1.4%
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	$3,735,000	$3,903,112
5.75%, due 8/15/27	2,835,000	3,078,633
Bristol-Myers Squibb Co. 3.40%, due 7/26/29 (a)	3,115,000	3,350,453
Eli Lilly & Co. 2.35%, due 5/15/22	2,200,000	2,230,860
Zoetis, Inc. 3.25%, due 8/20/21	770,000	786,174

		13,349,232

Pipelines 1.3%
Enterprise Products Operating LLC
3.125%, due 7/31/29	2,150,000	2,207,362
4.20%, due 1/31/50	520,000	549,907
Kinder Morgan, Inc.
5.625%, due 11/15/23 (a)	2,449,000	2,721,877
7.75%, due 1/15/32	2,035,000	2,802,163
MPLX, L.P. 4.00%, due 3/15/28	560,000	582,155
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23 (c)	3,725,000	3,738,969

		12,602,433

Private Equity 0.2%
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 6.25%, due 2/1/22	1,390,000	1,423,013

Real Estate Investment Trusts 1.2%
American Tower Corp. 3.00%, due 6/15/23 (c)	5,500,000	5,649,441
Digital Realty Trust, L.P. 3.70%, due 8/15/27	3,605,000	3,805,505
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	1,535,000	1,552,652
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23 (c)	472,000	492,302

		11,499,900

Retail 1.3%
Alimentation Couche-Tard, Inc. (a)
2.35%, due 12/13/19	3,415,000	3,416,263
2.70%, due 7/26/22	1,500,000	1,517,574
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	44,559	48,017
Darden Restaurants, Inc. 3.85%, due 5/1/27	4,847,000	5,106,128
Starbucks Corp. 4.45%, due 8/15/49	1,970,000	2,277,513

		12,365,495

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Savings & Loans 0.1%
Nationwide Building Society 3.96%, due 7/18/30 (a)(d)	$1,325,000	$1,422,399

Semiconductors 1.2%
Broadcom, Inc. 3.625%, due 10/15/24 (a)	2,040,000	2,095,908
NXP B.V. / NXP Funding LLC (a)
4.125%, due 6/1/21	6,300,000	6,473,479
4.625%, due 6/15/22	2,960,000	3,108,911

		11,678,298

Software 0.2%
Fiserv, Inc.
2.75%, due 7/1/24	1,080,000	1,104,166
3.20%, due 7/1/26	685,000	715,702

		1,819,868

Telecommunications 4.1%
AT&T, Inc.
3.20%, due 3/1/22	5,840,000	5,993,415
3.312% (3 Month LIBOR + 1.18%), due 6/12/24 (b)	2,880,000	2,930,046
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)	3,825,000	4,212,078
Rogers Communications, Inc. 3.625%, due 12/15/25	5,635,000	6,006,023
Sprint Corp. 7.875%, due 9/15/23	3,620,000	3,995,575
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	4,480,000	4,776,845
T-Mobile USA, Inc. 6.00%, due 3/1/23	3,000,000	3,060,000
Telefonica Emisiones SAU 5.462%, due 2/16/21	1,000	1,043
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	3,345,000	3,560,050
Verizon Communications, Inc.
4.125%, due 3/16/27	685,000	763,883
5.15%, due 9/15/23	3,573,000	3,990,613

		39,289,571

Total Corporate Bonds (Cost $597,477,962)		615,336,903

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 449,000	653,530

Total Foreign Bonds (Cost $720,496)		653,530

	Principal Amount	Value
Loan Assignments 5.8% (b)
Advertising 0.5%
Outfront Media Capital LLC 2017 Term Loan B 3.94% (3 Month LIBOR + 2.00%), due 3/18/24	$4,746,007	$4,762,818

Commercial Services 0.2%
KAR Auction Services, Inc. 2019 Term Loan B6 4.125% (1 Month LIBOR + 2.25%), due 9/19/26	1,481,776	1,486,098

Environmental Controls 0.6%
Advanced Disposal Services, Inc. Term Loan B3 4.086% (1 Week LIBOR + 2.25%), due 11/10/23	5,505,000	5,511,804

Food Services 0.1%
Aramark Services, Inc. 2018 Term Loan B2 3.536% (1 Month LIBOR + 1.75%), due 3/28/24	1,102,946	1,103,980

Hand & Machine Tools 0.4%
Milacron LLC Amended Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 9/28/23	4,005,618	4,000,611

Health Care—Services 0.4%
Syneos Health, Inc. 2018 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 8/1/24	3,436,779	3,434,631

Household Products & Wares 0.4%
Prestige Brands, Inc. Term Loan B4 3.786% (1 Month LIBOR + 2.00%), due 1/26/24	3,898,047	3,898,827

Lodging 0.6%
Boyd Gaming Corp. Term Loan B3 3.96% (1 Week LIBOR + 2.25%), due 9/15/23	305,783	305,892
Hilton Worldwide Finance LLC 2019 Term Loan B2 3.573% (1 Month LIBOR + 1.75%), due 6/22/26	5,324,239	5,344,205

		5,650,097

16	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Media 0.4%
Nielsen Finance LLC Term Loan B4 3.94% (1 Month LIBOR + 2.00%), due 10/4/23	$3,865,875	$3,850,172

Pharmaceuticals 0.4%
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 3/1/24	4,273,191	4,245,817

Retail 0.2%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.036% (1 Month LIBOR + 2.25%), due 2/16/24	1,480,559	1,481,484

Telecommunications 1.3%
Level 3 Financing, Inc. 2017 Term Loan B 4.036% (1 Month LIBOR + 2.25%), due 2/22/24	4,000,000	4,001,000
SBA Senior Finance II LLC 2018 Term Loan B 3.79% (1 Month LIBOR + 2.00%), due 4/11/25	8,589,723	8,607,615

		12,608,615

Transportation 0.3%
XPO Logistics, Inc. 2018 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 2/24/25	3,285,000	3,287,736

Total Loan Assignments (Cost $55,272,732)		55,322,690

Mortgage-Backed Securities 11.3%
Agency (Collateralized Mortgage Obligations) 4.1%
Federal Home Loan Mortgage Corporation
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	2,480,000	2,556,502
REMIC, Series 4911, Class MB 3.00%, due 9/25/49	4,685,000	4,798,057
REMIC, Series 4926, Class BP 3.00%, due 10/25/49 (h)	5,000,000	5,160,000
Series 2019-1, Class A1 3.50%, due 5/25/29	2,203,416	2,291,090
REMIC Series 4888, Class BA 3.50%, due 9/15/48	2,047,034	2,129,622

	Principal Amount	Value
Agency (Collateralized Mortgage Obligations) (continued)
Federal National Mortgage Association
Series 2019-25, Class PA 3.00%, due 5/25/48	$2,535,738	$2,601,586
REMIC, Series 2019-39, Class LA 3.00%, due 2/25/49	3,107,973	3,186,306
REMIC, Series 2019-58, Class LP 3.00%, due 10/25/49	5,275,000	5,417,311
Government National Mortgage Association
Series 2014-91, Class MA 3.00%, due 1/16/40	2,683,572	2,769,788
Series 2019-29, Class CB 3.00%, due 10/20/48	2,307,551	2,354,557
Series 2019-43, Class PL 3.00%, due 4/20/49	2,449,698	2,529,618
Series 2019-74, Class AT 3.00%, due 6/20/49	3,262,512	3,346,584

		39,141,021

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.3%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	5,310,000	5,475,428
Series 2019-BN19, Class A2 2.926%, due 8/15/61	3,520,000	3,657,627
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.248% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	17,515	16,915
Benchmark Mortgage Trust Series 2019-B12, Class A5 3.116%, due 8/15/52	3,531,000	3,729,715
FREMF Mortgage Trust (a)(i)
Series 2013-K33, Class B 3.499%, due 8/25/46	2,965,000	3,096,799
Series 2013-K30, Class B 3.557%, due 6/25/45	3,975,000	4,156,240
Series 2013-K35, Class B 3.939%, due 12/25/46	2,230,000	2,354,373
Series 2012-K17, Class B 4.331%, due 12/25/44	2,305,000	2,397,133
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,365,000	1,426,904
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,560,000	2,709,774
Series 2019-BOCA, Class A 3.228% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	4,430,000	4,435,531
Hawaii Hotel Trust Series 2019-MAUI, Class A 3.178% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,160,000	2,162,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	$2,490,000	$2,649,012
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	3,435,000	3,672,236
Series 2013-C16, Class A4 4.166%, due 12/15/46	2,280,000	2,453,022
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	3,235,000	3,392,716
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	4,825,000	4,818,052
Wells Fargo Commercial Mortgage Trust (a)(i)
Series 2018-1745, Class A 3.749%, due 6/15/36	2,900,000	3,180,310
Series 2018-AUS, Class A 4.058%, due 8/17/36	4,200,000	4,669,970

		60,453,794

Residential Mortgage (Collateralized Mortgage Obligation) 0.2%
JP Morgan Mortgage Trust Series 2019-1, Class A3 4.00%, due 5/25/49 (a)(j)	1,461,907	1,482,922

Whole Loan (Collateralized Mortgage Obligations) 0.7%
Chase Home Lending Mortgage Trust (a)(j)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	1,926,714	1,955,991
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	2,600,569	2,609,513
Fannie Mae Connecticut Avenue Securities Series 2016-C06, Class 1M2 6.268% (1 Month LIBOR + 4.25%), due 4/25/29 (b)	1,681,452	1,787,040

		6,352,544

Total Mortgage-Backed Securities (Cost $105,484,535)		107,430,281

Municipal Bonds 0.2%
New York 0.2%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	1,495,000	1,513,329

Total Municipal Bonds (Cost $1,495,000)		1,513,329

	Principal Amount	Value
U.S. Government & Federal Agencies 8.5%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.2%
4.00%, due 2/1/49	$2,340,705	$2,436,049
Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.0%
3.50%, due 9/1/48 TBA (k)	8,782,000	9,016,644
4.00%, due 8/1/48	13,299,085	13,833,976
4.00%, due 2/1/49	5,000,661	5,198,064
4.50%, due 1/1/49	9,210,151	9,721,777

		37,770,461

United States Treasury Notes 0.1%
1.625%, due 8/15/29	720,000	715,697

United States Treasury Inflation—Indexed Notes 4.2% (l)
0.75%, due 7/15/28	11,345,088	11,940,381
0.875%, due 1/15/29	26,620,772	28,312,468

		40,252,849

Total U.S. Government & Federal Agencies (Cost $78,327,210)		81,175,056

Total Long-Term Bonds (Cost $897,726,389)		921,178,250

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	14	64

Media 0.0%‡
ION Media Networks, Inc. (h)(m)(n)(o)(p)	22	8,726

Tobacco 0.0%‡
Turning Point Brands, Inc. (g)	6,802	141,958

Total Common Stocks (Cost $0)		150,748

Short-Term Investments 6.7%
Affiliated Investment Company 5.4%
MainStay U.S. Government Liquidity Fund, 1.76% (q)	51,821,778	51,821,778

Total Affiliated Investment Company (Cost $51,821,778)		51,821,778

Unaffiliated Investment Company 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (q)(r)	3,432,629	3,432,629

Total Unaffiliated Investment Company (Cost $3,432,629)		3,432,629

18	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies 0.9%
United States Treasury Bills 1.706%, due 11/26/19 (s)	$8,550,000	$8,540,025

Total U.S. Government & Federal Agencies (Cost $8,540,025)		8,540,025

Total Short-Term Investments (Cost $63,794,432)		63,794,432

Total Investments, Before Investments Sold Short (Cost $961,520,821)	103.5%	985,123,430

Investments Sold Short (2.6%) Corporate Bonds Sold Short (2.6%)
Health Care—Services (0.3%)
Davita, Inc. 5.00%, due 5/1/25	(2,940,000)	(2,969,988)

Internet (1.1%)
Netflix, Inc. 4.375%, due 11/15/26	(10,400,000)	(10,585,120)

Mining (0.6%)
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (a)	(5,000,000)	(5,250,000)

Semiconductors (0.6%)
Amkor Technology, Inc. 6.625%, due 9/15/27 (a)	(5,000,000)	(5,475,000)

Total Investments Sold Short (Proceeds $23,339,794)		(24,280,108)

Total Investments, Net of Investments Sold Short (Cost $938,181,027)	100.9%	960,843,322
Other Assets, Less Liabilities	(0.9)	(8,777,993)
Net Assets	100.0%	$952,065,329

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(N)).

(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2019.
(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Step coupon—Rate shown was the rate in effect as of October 31, 2019.

(g)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $3,463,764; the total market value of collateral held by the Fund was $3,554,377. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $121,748 (See Note 2(O)).

(h)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued securities was $5,168,726, which represented 0.5% of the Fund’s net assets.

(i)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2019.

(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(k)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2019, the total net market value of these securities was $9,016,644, which represented 0.9% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(l)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(m)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(n)	Restricted security. (See Note 5)

(o)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $8,726, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(p)	Non-income producing security.

(q)	Current yield as of October 31, 2019.

(r)	Represents security purchased with cash collateral received for securities on loan.

(s)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

Foreign Currency Forward Contracts

As of October 31, 2019, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	4,496,568	EUR	3,979,000	JPMorgan Chase Bank N.A.	11/1/19	$58,791
USD	199,871	EUR	179,000	JPMorgan Chase Bank N.A.	11/1/19	232
EUR	3,908,000	USD	4,337,786	JPMorgan Chase Bank N.A.	11/1/19	20,805
GBP	8,545,000	USD	10,987,315	JPMorgan Chase Bank N.A.	11/1/19	81,453
Total unrealized appreciation						161,281
USD	10,356,306	GBP	8,266,000	JPMorgan Chase Bank N.A.	11/1/19	$(351,059)
EUR	250,000	USD	280,736	JPMorgan Chase Bank N.A.	11/1/19	(1,911)
USD	348,692	GBP	279,000	JPMorgan Chase Bank N.A.	11/1/19	(12,711)
USD	4,343,276	EUR	3,887,000	JPMorgan Chase Bank N.A.	2/3/20	(19,261)
USD	11,067,514	GBP	8,580,000	JPMorgan Chase Bank N.A.	2/3/20	(79,426)
Total unrealized depreciation						(464,368)
Net unrealized depreciation						$(303,087)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	195	December 2019	$42,047,252	$42,042,305	$(4,947)
Euro Bund	20	December 2019	3,934,809	3,831,278	(103,531)
United States Treasury Long Bond	16	December 2019	2,611,287	2,582,000	(29,287)

Total Long Contracts					(137,765)

Short Contracts
5-Year United States Treasury Note	(725)	December 2019	(86,829,739)	(86,422,266)	407,473
10-Year United States Treasury Note	(265)	December 2019	(34,871,500)	(34,528,672)	342,828
10-Year United States Treasury Ultra Note	(643)	December 2019	(92,494,197)	(91,376,328)	1,117,869
Euro-BTP	(24)	December 2019	(3,883,614)	(3,867,056)	16,558
United States Treasury Ultra Bond	(11)	December 2019	(2,154,943)	(2,087,250)	67,693

Total Short Contracts					1,952,421

Net Unrealized Appreciation					$1,814,656

1.	As of October 31, 2019, cash in the amount of $2,355,420 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

Swap Contracts

As of October 31, 2019, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

$150,000,000	USD	11/9/2019	Fixed 1.83%	3-Month USD-LIBOR	Quarterly	$(151)	$25,631	$25,480
40,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Quarterly	—	(1,697,155)	(1,697,155)
41,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Quarterly	—	(1,717,842)	(1,717,842)
						$(151)	$(3,389,366)	$(3,389,517)

1.	As of October 31, 2019, cash in the amount of $1,301,277 was on deposit with a broker for centrally cleared swap agreements.

20	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$59,746,461	$—	$59,746,461
Corporate Bonds	—	615,336,903	—	615,336,903
Foreign Bonds	—	653,530	—	653,530
Loan Assignments	—	55,322,690	—	55,322,690
Mortgage-Backed Securities	—	107,430,281	—	107,430,281
Municipal Bonds	—	1,513,329	—	1,513,329
U.S. Government & Federal Agencies	—	81,175,056	—	81,175,056

Total Long-Term Bonds	—	921,178,250	—	921,178,250

Common Stocks (b)	142,022	—	8,726	150,748
Short-Term Investments
Affiliated Investment Company	51,821,778	—	—	51,821,778
Unaffiliated Investment Company	3,432,629	—	—	3,432,629
U.S. Government & Federal Agencies	—	8,540,025	—	8,540,025

Total Short-Term Investments	55,254,407	8,540,025	—	63,794,432

Total Investments in Securities	55,396,429	929,718,275	8,726	985,123,430

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	161,281	—	161,281
Futures Contracts (c)	1,952,421	—	—	1,952,421
Interest Rate Swap Contracts (c)	—	25,480	—	25,480

Total Other Financial Instruments	1,952,421	186,761	—	2,139,182

Total Investments in Securities and Other Financial Instruments	$57,348,850	$929,905,036	$8,726	$987,262,612

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(24,280,108)	$—	$(24,280,108)

Total Long-Term Bonds Sold Short	—	(24,280,108)	—	(24,280,108)

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	(464,368)	—	(464,368)
Futures Contracts (c)	(137,765)	—	—	(137,765)
Interest Rate Swap Contracts (c)	—	(3,414,997)	—	(3,414,997)

Total Other Financial Instruments	(137,765)	(3,879,365)	—	(4,017,130)

Total Investments in Securities Sold Short and Other Financial Instruments	$(137,765)	$(28,159,473)	$—	$(28,297,238)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $8,726 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2019 (a)
Common Stocks	$13,625	$—	$—	$(4,899)	$—	$—	$—	$—	$8,726	$(4,899)

Total	$13,625	$—	$—	$(4,899)	$—	$—	$—	$—	$8,726	$(4,899)

(a)	Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

22	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $909,699,043) including securities on loan of $3,463,764	$933,301,652
Investment in affiliated investment company, at value (identified cost $51,821,778)	51,821,778
Cash collateral on deposit at broker for futures contracts	2,355,420
Cash collateral on deposit at broker for swap contracts	1,301,277
Cash denominated in foreign currencies (identified cost $852,120)	883,807
Cash	28,732
Receivables:
Dividends and interest	7,131,706
Fund shares sold	1,393,211
Investment securities sold	21,510
Securities lending	715
Unrealized appreciation on foreign currency forward contracts	161,281
Other assets	47,505

Total assets	998,448,594

Liabilities
Investments sold short (proceeds $23,339,794)	24,280,108
Cash collateral received for securities on loan	3,432,629
Payables:
Investment securities purchased	13,359,731
Fund shares redeemed	1,456,321
Variation margin on futures contracts	1,354,399
Manager (See Note 3)	481,876
Interest on investments sold short	443,792
Transfer agent (See Note 3)	307,462
Variation margin on centrally cleared swap contracts	284,052
NYLIFE Distributors (See Note 3)	133,558
Broker fees and charges on short sales	113,449
Shareholder communication	58,520
Professional fees	27,618
Custodian	20,201
Trustees	1,832
Accrued expenses	14,973
Unrealized depreciation on foreign currency forward contracts	464,368
Dividend payable	148,376

Total liabilities	46,383,265

Net assets	$952,065,329

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,089,052
Additional paid-in capital	1,137,037,918

1,138,126,970
Total distributable earnings (loss)	(186,061,641)

Net assets	$952,065,329

Class A
Net assets applicable to outstanding shares	$197,686,369

Shares of beneficial interest outstanding	22,616,276

Net asset value per share outstanding	$8.74
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.15

Investor Class
Net assets applicable to outstanding shares	$19,747,635

Shares of beneficial interest outstanding	2,240,440

Net asset value per share outstanding	$8.81
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.23

Class B
Net assets applicable to outstanding shares	$7,970,335

Shares of beneficial interest outstanding	916,581

Net asset value and offering price per share outstanding	$8.70

Class C
Net assets applicable to outstanding shares	$91,598,309

Shares of beneficial interest outstanding	10,542,156

Net asset value and offering price per share outstanding	$8.69

Class I
Net assets applicable to outstanding shares	$604,980,806

Shares of beneficial interest outstanding	69,149,825

Net asset value and offering price per share outstanding	$8.75

Class R2
Net assets applicable to outstanding shares	$7,232,170

Shares of beneficial interest outstanding	827,839

Net asset value and offering price per share outstanding	$8.74

Class R3
Net assets applicable to outstanding shares	$217,699

Shares of beneficial interest outstanding	24,902

Net asset value and offering price per share outstanding	$8.74

Class R6
Net assets applicable to outstanding shares	$22,632,006

Shares of beneficial interest outstanding	2,587,190

Net asset value and offering price per share outstanding	$8.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$40,297,647
Dividends-affiliated	829,354
Securities lending	12,442
Dividends-unaffiliated	10,748
Other	9,321

Total income	41,159,512

Expenses
Manager (See Note 3)	6,115,196
Transfer agent (See Note 3)	1,875,663
Distribution/Service—Class A (See Note 3)	515,084
Distribution/Service—Investor Class (See Note 3)	50,187
Distribution/Service—Class B (See Note 3)	91,901
Distribution/Service—Class C (See Note 3)	1,089,724
Distribution/Service—Class R2 (See Note 3)	17,137
Distribution/Service—Class R3 (See Note 3)	992
Interest on investments sold short	1,335,281
Broker fees and charges on short sales	726,550
Registration	165,399
Professional fees	132,218
Shareholder communication	116,353
Custodian	58,741
Interest expense	33,492
Trustees	26,127
Shareholder service (See Note 3)	7,052
Miscellaneous	48,148

Total expenses	12,405,245

Net investment income (loss)	28,754,267

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	$(5,266,285)
Investments sold short	(1,733,344)
Futures transactions	(25,109,995)
Swap transactions	2,766,397
Foreign currency forward transactions	1,388,457
Foreign currency transactions	(232,115)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(28,186,885)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	48,954,854
Investments sold short	(742,079)
Futures contracts	1,350,658
Swap contracts	(8,476,581)
Foreign currency forward contracts	(1,154,798)
Translation of other assets and liabilities in foreign currencies	49,154

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	39,981,208

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	11,794,323

Net increase (decrease) in net assets resulting from operations	$40,548,590

24	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$28,754,267	$34,902,238
Net realized gain (loss) on investments, investments sold short, futures transactions, swap contracts and foreign currency transactions	(28,186,885)	12,030,856
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	39,981,208	(42,770,282)

Net increase (decrease) in net assets resulting from operations	40,548,590	4,162,812

Distributions to shareholders:
Class A	(5,918,444)	(7,841,617)
Investor Class	(567,935)	(629,840)
Class B	(194,065)	(297,747)
Class C	(2,298,974)	(3,365,854)
Class I	(20,315,490)	(25,600,022)
Class R2	(190,167)	(77,254)
Class R3	(4,980)	(3,444)
Class R6	(1,364,064)	(1,320,203)

	(30,854,119)	(39,135,981)

Distributions to shareholders from return of capital:
Class A	—	(119,065)
Investor Class	—	(9,563)
Class B	—	(4,521)
Class C	—	(51,106)
Class I	—	(388,702)
Class R2	—	(1,173)
Class R3	—	(52)
Class R6	—	(20,046)

	—	(594,228)

Total distributions to shareholders	(30,854,119)	(39,730,209)

Capital share transactions:
Net proceeds from sale of shares	243,248,062	317,200,945
Net asset value of shares issued to shareholders in reinvestment of distributions	28,366,577	36,078,388
Cost of shares redeemed	(486,086,847)	(506,161,638)

Increase (decrease) in net assets derived from capital share transactions	(214,472,208)	(152,882,305)

Net increase (decrease) in net assets	(204,777,737)	(188,449,702)

Net Assets
Beginning of year	1,156,843,066	1,345,292,768

End of year	$952,065,329	$1,156,843,066

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018	2017	2016	2015

Net asset value at beginning of year	$8.65		$8.90	$8.81	$8.72	$9.27

Net investment income (loss) (a)	0.23		0.24	0.25	0.35	0.36

Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.15	0.08	(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.02)	0.02

Total from investment operations	0.34		0.02	0.40	0.41	(0.25)

Less dividends and distributions:

From net investment income	(0.25)		(0.27)	(0.31)	(0.32)	(0.30)

Return of capital	—		(0.00)‡	(0.00)‡	—	—

Total dividends and distributions	(0.25)		(0.27)	(0.31)	(0.32)	(0.30)

Net asset value at end of year	$8.74		$8.65	$8.90	$8.81	$8.72

Total investment return (b)	3.99%		0.25%	4.65%	4.94%	(2.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.66%		2.69%	2.79%	4.04%	4.01%

Net expenses (c)(d)	1.27%		1.25%	1.13%	1.16%	1.01%

Portfolio turnover rate	50	%(e)	22%	41%	15%	22%

Net assets at end of year (in 000’s)	$197,686		$220,618	$302,192	$412,834	$584,184

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.07%	0.20%
October 31, 2018	1.03%	0.22%
October 31, 2017	1.01%	0.12%
October 31, 2016	1.00%	0.16%
October 31, 2015	0.96%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 44% for the year ended October 31, 2019.

26	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Investor Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$8.72		$8.97	$8.88	$8.78	$9.33

Net investment income (loss) (a)	0.23		0.24	0.24	0.35	0.36

Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.16	0.10	(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	0.34		0.02	0.40	0.42	(0.25)

Less dividends and distributions:

From net investment income	(0.25)		(0.27)	(0.31)	(0.32)	(0.30)

Return of capital	—		(0.00)‡	(0.00)‡	—	—

Total dividends and distributions	(0.25)		(0.27)	(0.31)	(0.32)	(0.30)

Net asset value at end of year	$8.81		$8.72	$8.97	$8.88	$8.78

Total investment return (b)	3.93%		0.23%	4.59%	5.00%	(2.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.63%		2.68%	2.74%	4.01%	3.99%

Net expenses (c)(d)	1.29%		1.27%	1.15%	1.18%	1.03%

Portfolio turnover rate	50	%(e)	22%	41%	15%	22%

Net assets at end of year (in 000’s)	$19,748		$20,451	$22,033	$31,851	$32,498

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.09%	0.20%
October 31, 2018	1.05%	0.22%
October 31, 2017	1.03%	0.12%
October 31, 2016	1.02%	0.16%
October 31, 2015	0.98%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 44% for the year ended October 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019		2018	2017	2016	2015

Net asset value at beginning of year	$8.61		$8.86	$8.77	$8.68	$9.23

Net investment income (loss) (a)	0.16		0.17	0.18	0.28	0.29

Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.15	0.10	(0.62)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	0.27		(0.05)	0.33	0.35	(0.31)

Less dividends and distributions:

From net investment income	(0.18)		(0.20)	(0.24)	(0.26)	(0.24)

Return of capital	—		(0.00)‡	(0.00)‡	—	—

Total dividends and distributions	(0.18)		(0.20)	(0.24)	(0.26)	(0.24)

Net asset value at end of year	$8.70		$8.61	$8.86	$8.77	$8.68

Total investment return (b)	3.20%		(0.52%)	3.86%	4.16%	(3.45%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.90%		1.92%	2.00%	3.26%	3.24%

Net expenses (c)(d)	2.04%		2.02%	1.90%	1.93%	1.78%

Portfolio turnover rate	50	%(e)	22%	41%	15%	22%

Net assets at end of year (in 000’s)	$7,970		$11,015	$15,223	$18,313	$19,833

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%
October 31, 2015	1.73%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 44% for the year ended October 31, 2019.

28	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019		2018	2017	2016	2015

Net asset value at beginning of year	$8.60		$8.85	$8.76	$8.67	$9.22

Net investment income (loss) (a)	0.16		0.17	0.18	0.28	0.29

Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.15	0.10	(0.62)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	0.27		(0.05)	0.33	0.35	(0.31)

Less dividends and distributions:

From net investment income	(0.18)		(0.20)	(0.24)	(0.26)	(0.24)

Return of capital	—		(0.00)‡	(0.00)‡	—	—

Total dividends and distributions	(0.18)		(0.20)	(0.24)	(0.26)	(0.24)

Net asset value at end of year	$8.69		$8.60	$8.85	$8.76	$8.67

Total investment return (b)	3.21%		(0.52%)	3.86%	4.16%	(3.46%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.90%		1.92%	2.00%	3.27%	3.24%

Net expenses (c)(d)	2.04%		2.02%	1.90%	1.93%	1.78%

Portfolio turnover rate	50	%(e)	22%	41%	15%	22%

Net assets at end of year (in 000’s)	$91,598		$128,279	$167,595	$220,513	$315,183

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%
October 31, 2015	1.73%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 44% for the year ended October 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019		2018	2017	2016	2015

Net asset value at beginning of year	$8.66		$8.91	$8.82	$8.72	$9.28

Net investment income (loss) (a)	0.25		0.26	0.26	0.37	0.38

Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.16	0.11	(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	0.36		0.04	0.42	0.45	(0.23)

Less dividends and distributions:

From net investment income	(0.27)		(0.29)	(0.33)	(0.35)	(0.33)

Return of capital	—		(0.00)‡	(0.00)‡	—	—

Total dividends and distributions	(0.27)		(0.29)	(0.33)	(0.35)	(0.33)

Net asset value at end of year	$8.75		$8.66	$8.91	$8.82	$8.72

Total investment return (b)	4.24%		0.51%	4.90%	5.32%	(2.56%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.91%		2.94%	2.99%	4.30%	4.25%

Net expenses (c)(d)	1.02%		1.00%	0.88%	0.91%	0.76%

Portfolio turnover rate	50	%(e)	22%	41%	15%	22%

Net assets at end of year (in 000’s)	$604,981		$717,129	$837,363	$735,359	$1,263,695

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	0.82%	0.20%
October 31, 2018	0.78%	0.22%
October 31, 2017	0.76%	0.12%
October 31, 2016	0.75%	0.16%
October 31, 2015	0.71%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 44% for the year ended October 31, 2019.

30	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019		2018	2017	2016	2015

Net asset value at beginning of year	$8.65		$8.90	$8.81	$8.72	$9.27

Net investment income (loss) (a)	0.22		0.23	0.23	0.34	0.35

Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.16	0.10	(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.03)	0.02

Total from investment operations	0.33		0.01	0.39	0.41	(0.26)

Less dividends and distributions:

From net investment income	(0.24)		(0.26)	(0.30)	(0.32)	(0.29)

Return of capital	—		(0.00)‡	(0.00)‡	—	—

Total dividends and distributions	(0.24)		(0.26)	(0.30)	(0.32)	(0.29)

Net asset value at end of year	$8.74		$8.65	$8.90	$8.81	$8.72

Total investment return (b)	3.89%		0.16%	4.54%	4.84%	(2.81%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54%		2.67%	2.63%	3.97%	3.87%

Net expenses (c)(d)	1.37%		1.34%	1.23%	1.28%	1.11%

Portfolio turnover rate	50	%(e)	22%	41%	15%	22%

Net assets at end of year (in 000’s)	$7,232		$6,657	$773	$662	$112

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.17%	0.20%
October 31, 2018	1.14%	0.20%
October 31, 2017	1.11%	0.12%
October 31, 2016	1.12%	0.16%
October 31, 2015	1.06%	0.05%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 44% for the year ended October 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,				February 29, 2016^ through October 31, 2016
Class R3	2019		2018	2017

Net asset value at beginning of period	$8.65		$8.90	$8.81	$8.20

Net investment income (loss) (a)	0.20		0.21	0.21	0.21

Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.16	0.86

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.27)

Total from investment operations	0.31		(0.01)	0.37	0.80

Less dividends and distributions:

From net investment income	(0.22)		(0.24)	(0.28)	(0.19)

Return of capital	—		(0.00)‡	(0.00)‡	—

Total dividends and distributions	(0.22)		(0.24)	(0.28)	(0.19)

Net asset value at end of period	$8.74		$8.65	$8.90	$8.81

Total investment return (b)	3.63%		(0.09%)	4.28%	9.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.29%		2.36%	2.34%	3.32%††

Net expenses (c)(d)	1.62%		1.60%	1.48%	1.50%††

Portfolio turnover rate	50	%(e)	22%	41%	15%

Net assets at end of period (in 000’s)	$218		$190	$114	$32

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.42%	0.20%
October 31, 2018	1.38%	0.22%
October 31, 2017	1.36%	0.12%
October 31, 2016††	1.34%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 44% for the year ended October 31, 2019.

32	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2019		February 28, 2018^ through October 31, 2018

Net asset value at beginning of period	$8.66		$8.83

Net investment income (loss) (a)	0.27		0.19

Net realized and unrealized gain (loss) on investments	0.11		(0.15)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01

Total from investment operations	0.38		0.05

Less dividends and distributions:

From net investment income	(0.29)		(0.22)

Return of capital	—		(0.00)‡

Total dividends and distributions	(0.29)		(0.22)

Net asset value at end of period	$8.75		$8.66

Total investment return (b)	4.43%		0.54%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.13%		3.18%††

Net expenses (c)(d)	0.84%		0.85%††

Portfolio turnover rate	50	%(e)	22%

Net assets at end of period (in 000’s)	$22,632		$52,504

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	0.64%	0.20%
October 31, 2018††	0.62%	0.23%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 44% for the year ended October 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Unconstrained Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective February 28, 2017. Class R6 shares commenced operations on February 28, 2018.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the

34	MainStay MacKay Unconstrained Bond Fund

first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of con-

35

Notes to Financial Statements (continued)

vertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, no foreign equity securities held by the Fund were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

36	MainStay MacKay Unconstrained Bond Fund

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

37

Notes to Financial Statements (continued)

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2019, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to

38	MainStay MacKay Unconstrained Bond Fund

post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2019, all swap positions are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation. As of October 31, 2019, open swap agreements are shown in the Portfolio of Investments.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in

39

Notes to Financial Statements (continued)

the event of a counterparty’s failure to perform its obligations. As of October 31, 2019, open foreign currency forward contracts are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N) Securities Sold Short.  During the year ended October 31, 2019, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of October 31, 2019, securities sold short are shown in the Portfolio of Investments.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $3,463,764; the total market value of collateral held by the Fund was $3,554,377. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $121,748 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $3,432,629.

(P)  Debt and Foreign Securities Risk.  The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing

40	MainStay MacKay Unconstrained Bond Fund

transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(Q)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$—	$1,952,421	$1,952,421
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	—	25,480	25,480
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	161,281	—	—	161,281

Total Fair Value		$161,281	$—	$1,977,901	$2,139,182

41

Notes to Financial Statements (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$—	$(137,765)	$(137,765)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	—	(3,414,997)	(3,414,997)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(464,368)	—	—	(464,368)

Total Fair Value		$(464,368)	$—	$(3,552,762)	$(4,017,130)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(25,109,995)	$(25,109,995)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(115,097)	2,881,494	2,766,397
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	1,388,457	—	—	1,388,457

Total Realized Gain (Loss)		$1,388,457	$(115,097)	$(22,228,501)	$(20,955,141)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$1,350,658	$1,350,658
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	88,088	(8,564,669)	(8,476,581)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(1,154,798)	—	—	(1,154,798)

Total Change in Unrealized Appreciation (Depreciation)		$(1,154,798)	$88,088	$(7,214,011)	$(8,280,721)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk		Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$—		$18,680,408	$18,680,408
Futures Contracts Short	$—	$—		$(260,161,056)	$(260,161,056)
Swap Contracts Long	$—	$7,000,000	(a)	$418,500,000	$425,500,000
Forward Contracts Long (b)	$11,908,242	$—		$—	$11,908,242
Forward Contracts Short	$(25,026,116)	$—		$—	$(25,026,116)

(a)	Positions were open seven months during the reporting period.
(b)	Positions were open eight months during the reporting period.

42	MainStay MacKay Unconstrained Bond Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2019, the effective management fee rate was 0.58%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $6,115,196 and paid the Subadvisor in the amount of $2,991,902.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$6,854
Class R3	198

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $25,388 and $5,592, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,388, $13,237 and $2,086, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and

43

Notes to Financial Statements (continued)

shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$378,479
Investor Class	41,000
Class B	18,781
Class C	222,709
Class I	1,201,747
Class R2	12,583
Class R3	364

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$15,391	$652,889	$(616,458)	$—	$—	$51,822	$829	$—	51,822

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$29,583	13.6%
Class R6	26,191	0.1

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$938,188,153	$32,296,880	$(13,031,229)	$19,265,651

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,014,374	$(206,240,494)	$(148,376)	$19,312,855	$(186,061,641)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $206,233,668 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$32,091	$174,142

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018
Distributions paid from:
Ordinary Income	$30,854,119	$39,135,981
Return of Capital	—	594,228
Total	$30,854,119	$39,730,209

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

44	MainStay MacKay Unconstrained Bond Fund

As of October 31, 2019, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares	Cost	10/31/19 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$—	$8,726	0.0	%‡
Total		22	$—	$8,726

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of U.S. government securities were $227,369 and $100,088, respectively. Purchases and sales of securities, other than U.S. government secu-

rities and short-term securities, were $274,494 and $669,618, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	3,923,370	$34,022,695
Shares issued to shareholders in reinvestment of dividends and distributions	648,525	5,604,208
Shares redeemed	(7,651,832)	(66,214,975)

Net increase (decrease) in shares outstanding before conversion	(3,079,937)	(26,588,072)
Shares converted into Class A (See Note 1)	322,178	2,786,179
Shares converted from Class A (See Note 1)	(128,869)	(1,117,966)

Net increase (decrease)	(2,886,628)	$(24,919,859)

Year ended October 31, 2018:
Shares sold	5,509,621	$48,680,334
Shares issued to shareholders in reinvestment of dividends and distributions	858,927	7,531,280
Shares redeemed	(14,910,548)	(131,326,039)

Net increase (decrease) in shares outstanding before conversion	(8,542,000)	(75,114,425)
Shares converted into Class A (See Note 1)	195,861	1,723,819
Shares converted from Class A (See Note 1)	(105,230)	(923,908)

Net increase (decrease)	(8,451,369)	$(74,314,514)

45

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	415,571	$3,647,957
Shares issued to shareholders in reinvestment of dividends and distributions	63,631	554,684
Shares redeemed	(546,532)	(4,791,206)

Net increase (decrease) in shares outstanding before conversion	(67,330)	(588,565)
Shares converted into Investor Class (See Note 1)	178,617	1,558,761
Shares converted from Investor Class (See Note 1)	(215,720)	(1,882,993)

Net increase (decrease)	(104,433)	$(912,797)

Year ended October 31, 2018:
Shares sold	219,598	$1,946,265
Shares issued to shareholders in reinvestment of dividends and distributions	70,481	622,644
Shares redeemed	(385,811)	(3,420,155)

Net increase (decrease) in shares outstanding before conversion	(95,732)	(851,246)
Shares converted into Investor Class (See Note 1)	151,447	1,339,805
Shares converted from Investor Class (See Note 1)	(166,900)	(1,481,104)

Net increase (decrease)	(111,185)	$(992,545)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	104,200	$905,650
Shares issued to shareholders in reinvestment of dividends and distributions	18,886	162,262
Shares redeemed	(416,600)	(3,591,602)

Net increase (decrease) in shares outstanding before conversion	(293,514)	(2,523,690)
Shares converted from Class B (See Note 1)	(69,649)	(598,047)

Net increase (decrease)	(363,163)	$(3,121,737)

Year ended October 31, 2018:
Shares sold	23,856	$209,256
Shares issued to shareholders in reinvestment of dividends and distributions	29,552	257,829
Shares redeemed	(406,416)	(3,552,951)

Net increase (decrease) in shares outstanding before conversion	(353,008)	(3,085,866)
Shares converted from Class B (See Note 1)	(86,222)	(752,724)

Net increase (decrease)	(439,230)	$(3,838,590)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	594,342	$5,094,058
Shares issued to shareholders in reinvestment of dividends and distributions	236,574	2,030,445
Shares redeemed	(5,070,579)	(43,589,224)

Net increase (decrease) in shares outstanding before conversion	(4,239,663)	(36,464,721)
Shares converted from Class C (See Note 1)	(134,378)	(1,153,207)

Net increase (decrease)	(4,374,041)	$(37,617,928)

Year ended October 31, 2018:
Shares sold	928,440	$8,151,489
Shares issued to shareholders in reinvestment of dividends and distributions	340,824	2,969,821
Shares redeemed	(5,286,485)	(46,214,058)

Net increase (decrease) in shares outstanding before conversion	(4,017,221)	(35,092,748)
Shares converted from Class C (See Note 1)	(6,738)	(59,487)

Net increase (decrease)	(4,023,959)	$(35,152,235)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	22,646,970	$196,115,570
Shares issued to shareholders in reinvestment of dividends and distributions	2,133,464	18,457,022
Shares redeemed	(38,501,534)	(333,217,757)

Net increase (decrease) in shares outstanding before conversion	(13,721,100)	(118,645,165)
Shares converted into Class I (See Note 1)	46,998	407,273

Net increase (decrease)	(13,674,102)	$(118,237,892)

Year ended October 31, 2018:
Shares sold	28,233,057	$248,668,294
Shares issued to shareholders in reinvestment of dividends and distributions	2,652,195	23,274,868
Shares redeemed	(36,010,371)	(316,679,041)

Net increase (decrease) in shares outstanding before conversion	(5,125,119)	(44,735,879)
Shares converted into Class I (See Note 1)	17,412	153,599
Shares converted from Class I (See Note 1)	(6,069,494)	(53,593,632)

Net increase (decrease)	(11,177,201)	$(98,175,912)

46	MainStay MacKay Unconstrained Bond Fund

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	132,894	$1,151,880
Shares issued to shareholders in reinvestment of dividends and distributions	22,001	190,167
Shares redeemed	(97,010)	(839,676)

Net increase (decrease)	57,885	$502,371

Year ended October 31, 2018:
Shares sold	707,801	$6,174,706
Shares issued to shareholders in reinvestment of dividends and distributions	8,998	78,427
Shares redeemed	(33,711)	(294,004)

Net increase (decrease)	683,088	$5,959,129

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	3,394	$29,402
Shares issued to shareholders in reinvestment of dividends and distributions	431	3,725
Shares redeemed	(931)	(8,016)

Net increase (decrease)	2,894	$25,111

Year ended October 31, 2018:
Shares sold	12,227	$106,756
Shares issued to shareholders in reinvestment of dividends and distributions	373	3,270
Shares redeemed	(3,427)	(29,943)

Net increase (decrease)	9,173	$80,083

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	262,885	$2,280,850
Shares issued to shareholders in reinvestment of dividends and distributions	157,868	1,364,064
Shares redeemed	(3,896,936)	(33,834,391)

Net increase (decrease)	(3,476,183)	$(30,189,477)

Period ended October 31, 2018 (a):
Shares sold	372,589	$3,263,845
Shares issued to shareholders in reinvestment of dividends and distributions	153,553	1,340,249
Shares redeemed	(532,263)	(4,645,447)

Net increase (decrease) in shares outstanding before conversion	(6,121)	(41,353)
Shares converted into Class R6 (See Note 1)	6,069,494	53,593,632

Net increase (decrease)	6,063,373	$53,552,279

(a)	The inception date of the class was February 28, 2018.

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Unconstrained Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

48	MainStay MacKay Unconstrained Bond Fund

Federal Income Tax Information

(Unaudited)

For the fiscal year ended October 31, 2019, the Fund designated approximately $122,166 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 0.03% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

49

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

50	MainStay MacKay Unconstrained Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

51

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay MacKay Unconstrained Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717044 MS159-19	MSUB11-12/19 (NYLIM) NL217

MainStay MacKay Infrastructure Bond Fund (Formerly known as MainStay MacKay Government Fund)

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	6.73 11.76%	1.43 2.36%	2.11 2.58%	1.04 1.04%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	6.35 11.36	1.14 2.08	1.88 2.35	1.44 1.44
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	5.46 10.46	0.92 1.30	1.59 1.59	2.19 2.19
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	9.59 10.59	1.32 1.32	1.59 1.59	2.19 2.19
Class I Shares	No Sales Charge		1/2/2004	11.95	2.62	2.84	0.79

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays Taxable Municipal Index[4]	15.63%	5.71%	7.04%

Bloomberg Barclays U.S. Government Bond Index[5]	10.99	2.72	3.01
Morningstar Intermediate Core Bond Category Average[6]	10.47	2.85	3.56

4.

The Bloomberg Barclays Taxable Municipal Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Taxable Municipal Index is a rules-based, market-value-weighted index engineered for the long-term taxable bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

Prior to February 28, 2019, the Bloomberg Barclays U.S. Government Bond Index was the Fund’s primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Infrastructure Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six

-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,070.20	$4.44	$1,020.92	$4.33	0.85%

Investor Class Shares	$1,000.00	$1,068.20	$6.05	$1,019.36	$5.90	1.16%

Class B Shares	$1,000.00	$1,063.20	$9.93	$1,015.63	$9.70	1.91%

Class C Shares	$1,000.00	$1,064.40	$9.94	$1,015.58	$9.70	1.91%

Class I Shares	$1,000.00	$1,069.80	$3.08	$1,022.23	$3.01	0.59%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Montefiore Obligated Group, 5.246%, due 11/1/48

2.	County of Cook IL, Build America Bonds, Unlimited General Obligation, 6.229%–6.36%, due 11/15/33–11/15/34

3.	City of Chicago IL, Unlimited General Obligation, 5.432%–7.781%, due 1/1/35–1/1/44

4.	County of Miami-Dade FL Aviation, Revenue Bonds, 3.275%–4.28, due 10//29–10/1/41

5.	Oneida County NY Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds, 2.499%–2.549%, due 12/1/23–12/1/24
6.	New Jersey Economic Development Authority, 7.398%, due 2/15/29

7.	Kaukauna Electric Systems, Revenue Bonds, 2.70%–2.80%, due 12/15/31–12/15/33

8.	Rogers Memorial Hospital, Inc. 2.631%–3.792%, due 7/1/26–7/1/39

9.	Kenton County Airport Board, Senior Customer Facility Charge, Revenue Bonds, 4.489%–4.689%, due 1/1/39–1/1/49

10.	Municipal Electric Authority of Georgia, Build America Bonds, Plant Vogtle Project, Revenue Bonds, 6.637%–6.655%, due 4/1/57

8	MainStay MacKay Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Steven H. Rich, PhD, Stephen R. Cianci, CFA, and Neil Moriarty, III (“Government Fund Team”) and John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke and John Lawlor (“Infrastructure Bond Fund Team”) of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Infrastructure Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Infrastructure Bond Fund returned 11.95%, underperforming the 15.63% return of the Fund’s primary benchmark, the Bloomberg Barclays Taxable Municipal Index. Over the same period, Class I shares outperformed the 10.99% return of the Bloomberg Barclays U.S. Government Bond Index, which is the Fund’s former primary benchmark, and the 10.47% return of the Morningstar Intermediate Core Bond Category Average.1

Were there any changes to the Fund during the reporting period?

Effective February 28, 2019, the Fund was renamed MainStay MacKay Infrastructure Bond Fund and the Fund’s principal investment strategies, primary benchmark and contractual expense limitation agreement were modified, among other changes. Also effective that date, John Loffredo, Robert DiMella, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke and John Lawlor were added as portfolio managers of the Fund. Dan Roberts, Steven Rich, Stephen Cianci and Neil Moriarty were removed as portfolio managers of the Fund that same day. For more information about these and other changes, refer to the supplement dated December 14, 2018. Effective December 31, 2018, Louis Cohen no longer served as a portfolio manager of the Fund. For more information about that change, refer to the supplement dated October 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

Government Fund Team

The Government Fund Team managed the Fund from November 1, 2018, through February 27, 2019. During this portion of the reporting period, the Fund’s shorter duration2 detracted from performance, relative to the Bloomberg Barclays U.S. Government Bond Index, which was the Fund’s primary benchmark at that time.

During the final months of 2018, investors speculated that tighter monetary policy might push the economy into a recession. In response, Treasury bond yields fell sharply across much of the yield curve.3 The Federal Reserve (“Fed”) validated this view in early 2019 when it concluded that the Fed funds benchmark rate had risen to a level consistent with its policy objectives. More modest declines on the long end of the yield curve reflected restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity.

The positive momentum of the stock market in early 2019 reflected cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, corporate bond spreads4 tightened during this portion of the reporting period, as did spreads of credit-related securitized product (asset-backed and commercial mortgage-backed securities). The wider spreads of agency residential mortgage-backed securities were outliers during this portion of the reporting period, as the sector was roiled by volatile interest rates.

Infrastructure Bond Fund Team

The Infrastructure Bond Fund Team managed the Fund from February 28, 2019, through October 31, 2019. During this portion of the reporting period, the most significant detractor from performance—relative to the Fund’s new primary benchmark, the Bloomberg Barclays Taxable Municipal Index—was the Fund’s underweight allocation to the state general obligation sector. Underweight exposure to bonds maturing 10 years and longer further detracted from relative performance. These underperforming areas were offset to a degree by security selection in the industrial revenue sector and the strong performance of the Fund’s A-rated holdings.5

What was the Fund’s duration strategy during the reporting period?

Government Fund Team

During the portion of the reporting period in which the Government Fund Team managed the Fund, the Fund maintained a shorter duration than the Bloomberg Barclays U.S. Government Bond Index to buffer against higher Treasury yields. The Fund’s duration was lowered by swapping mortgage-backed securities into Treasury notes of shorter duration.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

Infrastructure Bond Fund Team

The Fund continued to maintain a shorter-duration bias from February 28, 2019, through October 31, 2019. As of the end of the reporting period, the Fund’s modified duration to worst6 was 6.45 years compared with 8.85 years for the Bloomberg Barclays Taxable Municipal Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Government Fund Team

During the portion of the reporting period in which the Government Fund Team managed the Fund, the Fund’s Treasury positions contributed positively to performance relative to the Bloomberg Barclays U.S. Government Bond Index. (Contributions take weightings and total returns into account.) Over the same portion of the reporting period, the Fund’s shorter-duration, mortgage-related positions detracted from relative performance.

Infrastructure Bond Fund Team

During the portion of the reporting period in which the Infrastructure Bond Fund Team managed the Fund, security selection in the local general obligation and industrial revenue sectors, along with leasing sector holdings, provided the strongest positive contributions to the Fund’s performance relative to the Bloomberg Barclays Taxable Municipal Index. Conversely, underweight allocation to the state general obligation sector proved the most significant detractor from relative performance, and holdings in the water/sewer and transportation sectors undermined relative performance as well. From a state perspective, the Fund’s overweight allocation to Illinois bonds enhanced relative performance, while underweight exposure and a shorter duration profile to California, Texas and New York hurt relative performance. Other detractors from relative performance included the Fund’s AAA- and AA-rated bonds, as well as bonds maturing in 10 years and longer, which suffered as interest rates fell precipitously.7

What were some of the Fund’s largest purchases and sales during the reporting period?

Government Fund Team

As short- and intermediate-duration Treasury yields rose at the beginning of the reporting period, the Fund rotated assets from mortgage-backed securities to Treasury bonds.

Infrastructure Bond Fund Team

Early in the portion of the reporting period in which the Infrastructure Bond Fund Team managed the Fund, we sold the Fund’s mortgage-backed securities and Treasury bonds and began buying infrastructure-related debt securities, transitioning toward the Fund’s target of holding at least 60% of assets in taxable municipal debt securities. As we achieved that goal, we focused on diversification of Fund holdings while maintaining an overall allocation of 80% of Fund assets in infrastructure-related securities.

How did the Fund’s sector weightings change during the reporting period?

Government Fund Team

During the portion of the reporting period in which the Government Fund Team managed the Fund, the Fund increased its exposure to Treasury notes by decreasing its allocation to mortgage-backed securities. Weightings in the other bond sectors remained stable. However, the Fund’s cash position increased in preparation for the change in the Fund’s principal investment strategies.

Infrastructure Bond Fund Team

During the portion of the reporting period in which the Infrastructure Bond Fund Team managed the Fund, the Fund transitioned to its new strategy emphasizing actively managed, infrastructure-related debt securities. Most notably, the Fund decreased its out-of-benchmark positions in areas such as Treasury bonds and mortgage-backed securities. Among municipal sectors, the Fund increased its allocation to education and hospital holdings, and decreased its exposure to industrial revenue and special tax.

6.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

7.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

10	MainStay MacKay Infrastructure Bond Fund

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held its largest overweight positions relative to the Bloomberg Barclays Taxable Municipal Index in the hospital sector, and its most significant underweight exposure to the state general obligation and special tax sectors. Among states, the Fund held overweight exposure to Illinois bonds, and underweight exposure to securities from California and New York. Regarding credit quality, the Fund held a relatively large position in A-rated securities, and underweight positions in AAA- and AA-rated bonds.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 92.2%† Asset-Backed Securities 0.2%
Utilities 0.2%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$692,573	$717,708

Total Asset-Backed Securities (Cost $700,738)		717,708

Corporate Bonds 12.1%
Commercial Services 1.6%
Oberlin College 3.685%, due 8/1/49	2,000,000	2,139,734
YMCA of Greater New York 5.021%, due 8/1/38	2,440,000	2,762,066

		4,901,800

Electric 0.4%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,100,000	1,116,649

Health Care—Services 10.1%
Adventist Health System 3.378%, due 3/1/23	1,600,000	1,652,834
CommonSpirit Health
3.817%, due 10/1/49	2,000,000	2,000,928
4.187%, due 10/1/49	2,000,000	2,048,904
Jackson Laboratory 4.234%, due 7/1/38	1,000,000	1,086,590
Montefiore Obligated Group
Insured: AGM 5.246%, due 11/1/48	2,900,000	3,529,892
5.246%, due 11/1/48	3,550,000	4,081,128
Providence St. Joseph Health Obligated Group 2.532%, due 10/1/29	4,000,000	3,980,217
Rogers Memorial Hospital, Inc.
2.631%, due 7/1/26	1,080,000	1,074,070
2.988%, due 7/1/29	505,000	499,443
3.188%, due 7/1/31	640,000	631,837
3.792%, due 7/1/39	2,480,000	2,430,208
Sun Health Services 2.98%, due 11/15/27	2,000,000	2,005,676
Toledo Hospital
5.325%, due 11/15/28	2,000,000	2,190,004
Insured: AGM 5.75%, due 11/15/38	1,000,000	1,167,124
Virginia Mason Medical Center 5.136%, due 8/15/44	1,500,000	1,756,539

		30,135,394

Total Corporate Bonds (Cost $36,131,388)		36,153,843

	Principal Amount	Value
Loan Assignments 0.8% (a)
Utilities 0.8%
PG&E Corp. DIP Term Loan 4.24% (1 Month LIBOR + 2.25%), due 12/31/20	$2,250,000	$2,247,187

Total Loan Assignments (Cost $2,262,999)		2,247,187

Municipal Bonds 78.3%
Arizona 0.2%
Arizona Industrial Development Authority, NCCU Properties LLC, Revenue Bonds Series B, Insured: BAM 3.10%, due 6/1/25	600,000	609,084

Arkansas 1.6%
Benton Washington Regional Public Water Authority, Revenue Bonds Series B, Insured: BAM 2.75%, due 10/1/33	3,000,000	3,007,590
City of Rogers, Sales & Use Tax, Revenue Bonds Series A 3.828%, due 11/1/25	1,675,000	1,833,288

		4,840,878

California 13.4%
Bay Area Toll Authority Series F-1 2.574%, due 4/1/31	1,500,000	1,491,705
California Educational Facilities Authority, Chapman University, Revenue Bonds Series A 3.661%, due 4/1/33	3,300,000	3,468,894
California State Educational Facilities Authority, Chapman University, Revenue Bonds Series A 3.281%, due 4/1/28	1,000,000	1,049,270
California State Educational Facilities Authority, Loyola Marymount University, Revenue Bonds Series A 4.842%, due 10/1/48	1,400,000	1,569,596
California State Educational Facilities Authority, Santa Clara University, Revenue Bonds Series A 3.836%, due 4/1/47	2,500,000	2,598,100

12	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
City of Oakland CA, Pension Obligation, Revenue Bonds 4.00%, due 12/15/22	$2,000,000	$2,099,040
Coachella Valley Unified School District, Unlimited General Obligation Insured: BAM 3.24%, due 8/1/37	1,380,000	1,399,486
County of Sacramento CA, Pension Funding, Revenue Bonds Insured: AGM 3.389% (1 Month LIBOR + 1.45%), due 7/10/30 (a)	2,500,000	2,491,925
Covina-Valley Unified School District, Unlimited General Obligation Insured: AGM 3.261%, due 8/1/49	3,500,000	3,439,765
East Bay Municipal Utility District Water System, Build America Bonds, Revenue Bonds 5.874%, due 6/1/40	1,665,000	2,327,570
El Cajon Redevelopment Agency, Tax Allocation Insured: AGM 7.70%, due 10/1/30	2,000,000	2,638,900
Imperial County Pension Funding, Revenue Bonds Series A, Insured: AMBAC 6.82%, due 8/15/20	1,390,000	1,432,006
Inglewood Joint Powers Authority, Revenue Bonds Insured: BAM 3.469%, due 8/1/29	1,000,000	1,075,180
Inland Empire Tobacco Securitization Corp., Revenue Bonds 3.678%, due 6/1/38	1,500,000	1,556,055
Los Angeles Community College District, Election 2008, Unlimited General Obligation Series B 7.53%, due 8/1/29	2,250,000	3,131,977
Lynwood Housing Authority, Revenue Bonds 4.00%, due 9/1/29	2,370,000	2,445,769
Pasadena Unified School District, Unlimited General Obligation Insured: AGM 2.881%, due 5/1/37	2,500,000	2,452,750
San Bernardino City Unified School District, Qualified School Construction Bonds, Certificates of Participation Insured: AGM 7.703%, due 2/1/21	765,000	794,644

	Principal Amount	Value
California (continued)
University of California, Revenue Bonds Series BD 3.349%, due 7/1/29	$1,500,000	$1,624,935
Ventura County Community College District, Unlimited General Obligation 2.417%, due 8/1/30	1,000,000	996,480

		40,084,047

Colorado 1.1%
Colorado State Housing & Finance Authority, Revenue Bonds Series G-1, Insured: GNMA 3.65%, due 11/1/46	1,080,000	1,124,744
Denver City & County Housing Authority, Intergovernmental Agreement, Revenue Bonds 3.237%, due 12/1/38	1,175,000	1,182,802
University of Colorado, Revenue Bonds Series A-2 2.615%, due 6/1/37	1,000,000	982,270

		3,289,816

Connecticut 3.1%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: BAM 2.913%, due 9/15/28	1,650,000	1,655,593
Series D, Insured: BAM 3.163%, due 9/15/31	2,500,000	2,508,750
Connecticut Airport Authority, Ground Transportation Center Project, Revenue Bonds
Series B 3.024%, due 7/1/25	2,045,000	2,130,420
Series B 4.282%, due 7/1/45	1,500,000	1,616,835
State of Connecticut, Unlimited General Obligation Series A 5.85%, due 3/15/32	1,000,000	1,325,030

		9,236,628

Delaware 0.2%
Delaware Municipal Electric Corp., Middletown & Seaford Projects, Revenue Bonds Series B, Insured: BAM 4.35%, due 10/1/34	500,000	536,835

Florida 2.5%
City of Miami FL, Street & Sidewalk Improvement Program, Revenue Bonds Series B, Insured: AGM 4.592%, due 1/1/33 (b)	1,115,000	1,247,506

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade FL Aviation, Revenue Bonds
Series B 3.275%, due 10/1/29	$2,715,000	$2,875,484
Series C 4.28%, due 10/1/41	3,000,000	3,269,310

		7,392,300

Georgia 1.7%
Municipal Electric Authority of Georgia, Build America Bonds, Plant Vogtle Project, Revenue Bonds
6.637%, due 4/1/57	2,201,000	3,088,487
Insured: AGM 6.655%, due 4/1/57	750,000	1,104,848
Valdosta & Lowndes County Hospital Authority, Revenue Bonds Series B 3.441%, due 10/1/41	1,000,000	1,023,060

		5,216,395

Hawaii 0.5%
Hawaii Airports Systems, Revenue Bonds Series A 3.14%, due 7/1/47	1,500,000	1,457,100

Illinois 10.6%
City of Chicago IL, Unlimited General Obligation
Series B, Insured: BAM 5.432%, due 1/1/42	675,000	786,571
Series B, Insured: BAM 6.034%, due 1/1/42	745,000	974,289
Series B, Insured: BAM 6.314%, due 1/1/44	1,000,000	1,340,510
Series C1, Insured: BAM 7.781%, due 1/1/35	2,195,000	3,211,109
Cook County High School District No. 201, Qualified School Construction Bonds, Limited General Obligation Insured: BAM 4.845%, due 12/1/41	950,000	1,173,364
Cook County School District No. 89 Maywood, Unlimited General Obligation Series C, Insured: AGM 6.50%, due 12/15/20	400,000	409,896
County of Cook IL, Build America Bonds, Unlimited General Obligation
Series B, Insured: AGM 6.229%, due 11/15/34	1,725,000	2,345,586
Series D 6.229%, due 11/15/34	1,611,000	2,168,712

	Principal Amount	Value
Illinois (continued)
County of Cook IL, Build America Bonds, Unlimited General Obligation (continued)
Series B 6.36%, due 11/15/33	$1,500,000	$2,039,295
Lake County Community Unit School District No. 187, Unlimited General Obligation
Series A, Insured: BAM 4.25%, due 1/1/25	750,000	800,603
Series A, Insured: BAM 4.25%, due 1/1/26	500,000	535,260
Series A, Insured: BAM 4.25%, due 1/1/29	750,000	805,635
Series A, Insured: BAM 4.25%, due 1/1/30	750,000	804,442
Sales Tax Securitization Corp., Revenue Bonds
Series A 4.637%, due 1/1/40	2,000,000	2,291,900
Series B 3.82%, due 1/1/48	680,000	704,303
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation Series B 2.907%, due 1/1/34	1,885,000	1,862,927
State of Illinois, Build America Bonds, Unlimited General Obligation
5.95%, due 3/1/23	450,000	486,095
Series 3, Insured: AGM 6.725%, due 4/1/35	1,510,000	1,903,400
State of Illinois, Sales Tax, Revenue Bonds 3.00%, due 6/15/25	3,750,000	3,782,437
State of Illinois, Unlimited General Obligation Series B 4.31%, due 4/1/23	500,000	514,410
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 12/1/46	2,610,000	2,819,870

		31,760,614

Iowa 1.0%
PEFA, Inc., Revenue Bonds 5.00%, due 9/1/49 (a)	2,500,000	2,941,300

Kentucky 2.2%
Kenton County Airport Board, Senior Customer Facility Charge, Revenue Bonds
4.489%, due 1/1/39	2,500,000	2,743,700
4.689%, due 1/1/49	1,400,000	1,554,910

14	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Kentucky Economic Development Finance Authority, Louisville Arena Project, Revenue Bonds Series B, Insured: AGM 4.435%, due 12/1/38	$2,000,000	$2,170,460

		6,469,070

Maryland 2.1%
County of Baltimore MD, Build America Bonds, Unlimited General Obligation 4.90%, due 11/1/32	1,000,000	1,203,090
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds Series D 2.644%, due 3/1/50	1,500,000	1,490,100
Maryland Economic Development Corp., Seagirt Marine Terminal Project, Revenue Bonds
Series B 4.125%, due 6/1/29	580,000	613,623
Series B 4.125%, due 6/1/30	500,000	528,440
Maryland Stadium Authority, Warehouse Issue, Revenue Bonds Series B 3.709%, due 3/1/39	2,250,000	2,428,942

		6,264,195

Massachusetts 2.8%
City of Worcester, Ballpark Project, Limited General Obligation 4.75%, due 11/15/48	1,975,000	2,195,943
Commonwealth of Massachusetts, Limited General Obligation Series D 2.813%, due 9/1/43	1,500,000	1,459,740
Massachusetts Development Finance Agency, Lesley University, Revenue Bonds Series B 3.165%, due 7/1/32	1,705,000	1,734,105
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds Series B, Insured: AGM 4.496%, due 7/1/33	2,545,000	2,862,056

		8,251,844

Michigan 1.5%
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D 4.92%, due 11/1/39	1,830,000	2,251,449

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds (continued)
Series E 8.369%, due 11/1/35	$715,000	$1,054,675
Michigan Finance Authority, Revenue Bonds Series C-1 3.585%, due 11/1/35	1,000,000	1,075,690

		4,381,814

Missouri 0.3%
Missouri Health & Educational Facilities Authority, A.T. Still University of Health Sciences, Revenue Bonds Series B 3.985%, due 10/1/40	1,000,000	1,008,300

Nebraska 0.4%
Nebraska Public Power District, Revenue Bonds Series B1 2.593%, due 1/1/29	1,350,000	1,356,170

New Jersey 5.2%
Casino Reinvestment Development Authority, Inc., Revenue Bonds Series B, Insured: NATL-RE 5.46%, due 6/1/25	2,250,000	2,433,262
City of Vineland NJ, Unlimited General Obligation 3.193%, due 4/15/29	1,175,000	1,248,884
New Jersey Economic Development Authority Insured: AGM 7.398%, due 2/15/29	4,000,000	5,420,560
New Jersey Economic Development Authority, Revenue Bonds Series A, Insured: NATL-RE 7.425%, due 2/15/29	1,144,000	1,457,948
New Jersey Educational Facilities Authority, Kean University, Revenue Bonds Series C 3.236%, due 9/1/25	1,445,000	1,506,167
South Jersey Transportation Authority, Revenue Bonds
Series B 3.02%, due 11/1/25	500,000	500,295
Series B 3.12%, due 11/1/26	500,000	500,410
Series B 3.26%, due 11/1/27	500,000	500,550
Series B 3.36%, due 11/1/28	2,000,000	2,002,720

		15,570,796

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York 7.9%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds Series B, Insured: AGM 4.391%, due 7/15/41	$1,500,000	$1,711,185
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Subseries B-3 3.95%, due 8/1/32	2,570,000	2,834,941
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds Series B, Insured: AGM 4.946%, due 8/1/48	1,000,000	1,096,250
New York State Dormitory Authority, New York University, Revenue Bonds Series B 4.85%, due 7/1/48	3,100,000	3,524,917
New York State Energy Research & Development Authority, Green, Revenue Bonds
Series A 3.62%, due 4/1/25	750,000	776,452
Series A 3.77%, due 4/1/26	1,045,000	1,082,923
Series A 3.927%, due 4/1/27	995,000	1,033,895
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	2,000,000	2,024,520
Oneida County NY Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series B, Insured: AGM 2.499%, due 12/1/23	3,680,000	3,680,000
Series B, Insured: AGM 2.549%, due 12/1/24	2,455,000	2,455,000
Port Authority of New York & New Jersey, Consolidated 159th, Revenue Bonds Series B 6.04%, due 12/1/29	620,000	815,145
Triborough Bridge & Tunnel Authority, Build America Bonds, Revenue Bonds Series B 5.42%, due 11/15/36	2,000,000	2,678,360

		23,713,588

North Carolina 0.7%
University of North Carolina at Chapel Hill, Revenue Bonds Series C 3.327%, due 12/1/36	2,000,000	2,178,120

	Principal Amount	Value
Ohio 2.5%
American Municipal Power, Inc., Build America Bonds, Revenue Bonds Series E 6.27%, due 2/15/50	$1,920,000	$2,625,542
City of Cleveland OH, Airport System, Revenue Bonds Series A, Insured: BAM 2.882%, due 1/1/31	1,400,000	1,430,590
JobsOhio Beverage System, Revenue Bonds Series B 4.532%, due 1/1/35	225,000	269,354
Summit County Development Finance Authority, Franciscan University of Steubenville Project, Revenue Bonds
Series B 5.125%, due 11/1/48	1,000,000	1,094,880
Series A 6.00%, due 11/1/48 (b)	1,750,000	2,045,908

		7,466,274

Oregon 0.4%
Port of Portland Airport, Portland International Airport, Revenue Bonds 4.067%, due 7/1/39	1,000,000	1,061,110

Pennsylvania 3.3%
Authority Improvement Municipalities, Carlow University, Revenue Bonds Series B 5.00%, due 11/1/53	1,000,000	1,027,210
City of Erie, Unlimited General Obligation Series A, Insured: AGM 4.04%, due 11/15/36	500,000	533,710
Commonwealth Financing Authority, Revenue Bonds Series A 3.807%, due 6/1/41	1,000,000	1,094,310
Erie City Water Authority, Revenue Bonds Series C, Insured: BAM 2.194%, due 12/1/19	1,220,000	1,220,354
Pennsylvania Economic Development Financing Authority, Build America Bonds, Revenue Bonds Series B 6.532%, due 6/15/39	1,495,000	2,099,682
State Public School Building Authority, School District of Philadelphia Project, Revenue Bonds Series A 3.196%, due 4/1/31	4,000,000	4,040,200

		10,015,466

16	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Rhode Island 0.4%
Rhode Island Commerce Corp., Historic Structures Tax Credit Financing Program, Revenue Bonds Series A 3.297%, due 5/1/28	$1,000,000	$1,057,570

South Carolina 2.1%
South Carolina Ports Authority Series B 4.00%, due 7/1/59	2,250,000	2,416,028
South Carolina Public Service Authority, Revenue Bonds
Series D 2.388%, due 12/1/23	2,280,000	2,297,168
Series E 3.922%, due 12/1/24	813,000	868,918
Series C 6.454%, due 1/1/50	500,000	761,625

		6,343,739

Tennessee 0.5%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series B 4.409%, due 10/1/34	1,280,000	1,413,683

Texas 4.0%
City of Houston TX, Utility System, Revenue Bonds Series C 2.255%, due 11/15/29	1,000,000	985,600
City of Houston, Limited General Obligation Series B 2.366%, due 3/1/28	2,855,000	2,870,389
Gainesville Hospital District, Limited General Obligation Series A 4.753%, due 8/15/23	1,520,000	1,620,107
North Texas Tollway Authority, Build America Bonds, Revenue Bonds Series B-2 8.91%, due 2/1/30	4,000,000	4,070,000
Port of Corpus Christi Authority of Nueces County, Revenue Bonds Series B 4.875%, due 12/1/38	2,000,000	2,296,420

		11,842,516

	Principal Amount	Value
Virginia 1.6%
Fredericksburg Economic Development Authority, Fredericksburg Stadium Project, Revenue Bonds Series A 4.00%, due 9/1/29 (b)	$2,315,000	$2,370,259
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds Series C, Insured: Moral Obligation 2.55%, due 11/1/28	2,550,000	2,569,865

		4,940,124

Washington 1.8%
Energy Northwest Electric Revenue, Build America Bonds, Bonneville Power Administration, Revenue Bonds Series B 5.71%, due 7/1/24	1,000,000	1,160,310
Energy Northwest Electric Revenue, Columbia Generating Station, Revenue Bonds Series B 3.457%, due 7/1/35	2,000,000	2,183,380
Klickitat County WA Public Utility District No. 1, Revenue Bonds
Series B, Insured: AGM 2.803%, due 12/1/29	700,000	699,671
Series B, Insured: AGM 3.688%, due 12/1/38	1,300,000	1,300,078

		5,343,439

West Virginia 1.1%
County of Ohio WV, Special District Excise Tax Revenue, The Highlands Project, Revenue Bonds Series A 4.00%, due 3/1/40	3,500,000	3,431,960

Wisconsin 1.6%
Kaukauna Electric Systems, Revenue Bonds
Insured: AGM 2.70%, due 12/15/31	1,285,000	1,281,415
Insured: AGM 2.75%, due 12/15/32	1,800,000	1,774,296
Insured: AGM 2.80%, due 12/15/33	1,700,000	1,673,497

		4,729,208

Total Municipal Bonds (Cost $226,930,340)		234,203,983

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 0.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
4.00%, due 10/1/48	$334,862	$358,722
6.50%, due 4/1/37	40,624	45,688

		404,410

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
6.50%, due 4/15/31	180,361	206,804

United States Treasury Notes 0.6%
1.75%, due 9/30/22	1,880,000	1,892,558

Total U.S. Government & Federal Agencies (Cost $2,381,669)		2,503,772

Total Long-Term Bonds (Cost $267,407,134)		275,826,493

Short-Term Investments 12.2%
Short-Term Municipal Note 0.8%
New York State Housing Finance Agency, 222 East 44th Street, Revenue Bonds Series B 2.05%, due 5/1/50 (c)	2,515,000	2,515,000

Total Short-Term Municipal Note (Cost $2,515,000)		2,515,000

	Principal Amount	Value
U.S. Government & Federal Agencies 11.4%
Federal Home Loan Bank Discount Notes (zero coupon), due 11/1/19	$34,000,000	$34,000,000

Total U.S. Government & Federal Agencies (Cost $33,998,678)		34,000,000

Total Short-Term Investments (Cost $36,513,678)		36,515,000

Total Investments (Cost $304,920,812)	104.4%	312,341,493
Other Assets, Less Liabilities	(4.4)	(13,230,968)
Net Assets	100.0%	$299,110,525

†	Percentages indicated are based on Fund net assets.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The following abbreviation is used in the preceding pages:

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

GNMA—Government National Mortgage Association

LIBOR—London Interbank Offered Rate

NATL-RE—National Public Finance Guarantee Corp.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(200)	December 2019	$(26,328,641)	$(26,059,374)	$269,267
United States Treasury Long Bond	(160)	December 2019	(25,889,936)	(25,820,000)	69,936

Total Short Contracts					339,203

Net Unrealized Appreciation					$339,203

1.	As of October 31, 2019, cash in the amount of $740,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

18	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$717,708	$—	$717,708
Corporate Bonds	—	36,153,843	—	36,153,843
Loan Assignments	—	2,247,187	—	2,247,187
Municipal Bonds	—	234,203,983	—	234,203,983
U.S. Government & Federal Agencies	—	2,503,772	—	2,503,772

Total Long-Term Bonds	—	275,826,493	—	275,826,493

Short-Term Investments
Short-Term Municipal Note	—	2,515,000	—	2,515,000
U.S. Government & Federal Agencies	—	34,000,000	—	34,000,000

Total Short-Term Investments	—	36,515,000	—	36,515,000

Total Investments in Securities	$—	$312,341,493	$—	$312,341,493

Other Financial Instruments
Futures Contracts (b)	339,203	—	—	339,203

Total Investments in Securities and Other Financial Instruments	$339,203	$312,341,493	$—	$312,680,696

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2019 (b)
Long-Term Bonds
Mortgage-Backed Securities	$816,243	$235	$(72,720)	$32,697	$—	$(776,455)	$—	$—	$—	$—

Total	$816,243	$235	$(72,720)	$32,697	$—	$(776,455)	$—	$—	$—	$—

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $304,920,812)	$312,341,493
Cash	1,722,285
Cash collateral on deposit at broker for futures contracts	740,000
Receivables:
Fund shares sold	3,276,987
Interest	2,676,626
Investment securities sold	552,042
Other assets	47,376

Total assets	321,356,809

Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	938
Payables:
Investment securities purchased	21,395,428
Variation margin on futures contracts	447,499
Fund shares redeemed	161,927
Manager (See Note 3)	97,451
Transfer agent (See Note 3)	47,471
NYLIFE Distributors (See Note 3)	35,356
Professional fees	16,640
Custodian	12,753
Shareholder communication	12,574
Trustees	439
Accrued expenses	5,251
Dividend payable	12,557

Total liabilities	22,246,284

Net assets	$299,110,525

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$343,897
Additional paid-in capital	292,318,215

292,662,112
Total distributable earnings (loss)	6,448,413

Net assets	$299,110,525

Class A
Net assets applicable to outstanding shares	$84,512,773

Shares of beneficial interest outstanding	9,781,225

Net asset value per share outstanding	$8.64
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.05

Investor Class
Net assets applicable to outstanding shares	$20,520,128

Shares of beneficial interest outstanding	2,364,288

Net asset value per share outstanding	$8.68
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.09

Class B
Net assets applicable to outstanding shares	$2,620,895

Shares of beneficial interest outstanding	303,274

Net asset value and offering price per share outstanding	$8.64

Class C
Net assets applicable to outstanding shares	$14,151,794

Shares of beneficial interest outstanding	1,638,362

Net asset value and offering price per share outstanding	$8.64

Class I
Net assets applicable to outstanding shares	$177,304,935

Shares of beneficial interest outstanding	20,302,539

Net asset value and offering price per share outstanding	$8.73

20	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$4,914,007
Dividends-affiliated	32,820

Total income	4,946,827

Expenses
Manager (See Note 3)	734,582
Distribution/Service—Class A (See Note 3)	176,220
Distribution/Service—Investor Class (See Note 3)	52,140
Distribution/Service—Class B (See Note 3)	28,546
Distribution/Service—Class C (See Note 3)	132,094
Transfer agent (See Note 3)	258,284
Registration	86,642
Professional fees	72,497
Shareholder communication	38,616
Custodian	35,308
Trustees	3,795
Miscellaneous	13,481

Total expenses before waiver/reimbursement	1,632,205
Expense waiver/reimbursement from Manager (See Note 3)	(199,102)

Net expenses	1,433,103

Net investment income (loss)	3,513,724

Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	2,551,832
Futures transactions	(1,166,144)

Net realized gain (loss) on investments, unfunded commitments and futures transactions	1,385,688

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	7,936,207
Futures contracts	339,203
Unfunded commitments	(938)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and futures contracts	8,274,472

Net realized and unrealized gain (loss) on investments, unfunded commitments and futures transactions	9,660,160

Net increase (decrease) in net assets resulting from operations	$13,173,884

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,513,724	$2,472,097
Net realized gain (loss) on investments, unfunded commitments and futures transactions	1,385,688	(1,466,663)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and futures contracts	8,274,472	(4,072,054)

Net increase (decrease) in net assets resulting from operations	13,173,884	(3,066,620)

Distributions to shareholders:
Class A	(1,786,354)	(1,745,008)
Investor Class	(463,383)	(451,882)
Class B	(42,411)	(49,618)
Class C	(199,615)	(101,506)
Class I	(1,044,927)	(152,092)

	(3,536,690)	(2,500,106)

Distributions to shareholders from return of capital:
Class A	(11,271)	—
Investor Class	(2,924)	—
Class B	(268)	—
Class C	(1,260)	—
Class I	(6,594)	—

	(22,317)	—

Total distributions to shareholders	(3,559,007)	(2,500,106)

Capital share transactions:
Net proceeds from sale of shares	226,660,069	5,392,265
Net asset value of shares issued to shareholders in reinvestment of distributions	3,378,523	2,316,879
Cost of shares redeemed	(45,662,835)	(25,167,407)

Increase (decrease) in net assets derived from capital share transactions	184,375,757	(17,458,263)

Net increase (decrease) in net assets	193,990,634	(23,024,989)

Net Assets
Beginning of year	105,119,891	128,144,880

End of year	$299,110,525	$105,119,891

22	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018		2017		2016		2015

Net asset value at beginning of year	$7.93		$8.33		$8.56		$8.51		$8.63

Net investment income (loss) (a)	0.21		0.19		0.17		0.17		0.20

Net realized and unrealized gain (loss) on investments	0.71		(0.40)		(0.22)		0.05		(0.10)

Total from investment operations	0.92		(0.21)		(0.05)		0.22		0.10

Less dividends and distributions:

From net investment income	(0.21)		(0.19)		(0.18)		(0.17)		(0.20)

From net realized gain on investments	—		—		—		—		(0.02)

Return of capital	(0.00	)‡	—		—		—		—

Total dividends and distributions	(0.21)		(0.19)		(0.18)		(0.17)		(0.22)

Net asset value at end of year	$8.64		$7.93		$8.33		$8.56		$8.51

Total investment return (b)	11.76%		(2.54%)		(0.60%)		2.60%		1.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.52%		2.31%		2.07%		1.99	%(c)	2.38%

Net expenses (d)	0.89%		1.00%		1.00%		0.98	%(e)	1.00%

Expenses (before waiver/reimbursement) (d)	1.02%		1.04%		1.00%		0.99%		1.00%

Portfolio turnover rate	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of year (in 000’s)	$84,513		$68,269		$82,828		$93,242		$90,119

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

	Year ended October 31,

Investor Class	2019		2018		2017		2016		2015

Net asset value at beginning of year	$7.97		$8.36		$8.59		$8.54		$8.66

Net investment income (loss) (a)	0.19		0.16		0.15		0.15		0.18

Net realized and unrealized gain (loss) on investments	0.71		(0.39)		(0.23)		0.05		(0.10)

Total from investment operations	0.90		(0.23)		(0.08)		0.20		0.08

Less dividends and distributions:

From net investment income	(0.19)		(0.16)		(0.15)		(0.15)		(0.18)

From net realized gain on investments	—		—		—		—		(0.02)

Return of capital	(0.00	)‡	—		—		—		—

Total dividends and distributions	(0.19)		(0.16)		(0.15)		(0.15)		(0.20)

Net asset value at end of year	$8.68		$7.97		$8.36		$8.59		$8.54

Total investment return (b)	11.36%		(2.72%)		(0.91%)		2.34%		0.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.21%		1.98%		1.77%		1.74	%(c)	2.11%

Net expenses (d)	1.21%		1.33%		1.30%		1.23	%(e)	1.28%

Expenses (before waiver/reimbursement) (d)	1.35%		1.44%		1.30%		1.24%		1.28%

Portfolio turnover rate	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of year (in 000’s)	$20,520		$21,012		$24,187		$40,094		$42,444

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019		2018		2017		2016		2015

Net asset value at beginning of year	$7.94		$8.33		$8.56		$8.51		$8.63

Net investment income (loss) (a)	0.12		0.10		0.08		0.08		0.12

Net realized and unrealized gain (loss) on investments	0.70		(0.39)		(0.22)		0.05		(0.10)

Total from investment operations	0.82		(0.29)		(0.14)		0.13		0.02

Less dividends and distributions:

From net investment income	(0.12)		(0.10)		(0.09)		(0.08)		(0.12)

From net realized gain on investments	—		—		—		—		(0.02)

Return of capital	(0.00	)‡	—		—		—		—

Total dividends and distributions	(0.12)		(0.10)		(0.09)		(0.08)		(0.14)

Net asset value at end of year	$8.64		$7.94		$8.33		$8.56		$8.51

Total investment return (b)	10.46%		(3.46%)		(1.66%)		1.59%		0.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.46%		1.23%		1.01%		0.99	%(c)	1.35%

Net expenses (d)	1.96%		2.08%		2.05%		1.98	%(e)	2.03%

Expenses (before waiver/reimbursement) (d)	2.10%		2.19%		2.05%		1.99%		2.03%

Portfolio turnover rate	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of year (in 000’s)	$2,621		$3,224		$4,730		$7,154		$8,363

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

	Year ended October 31,

Class C	2019		2018		2017		2016		2015

Net asset value at beginning of year	$7.93		$8.32		$8.55		$8.50		$8.62

Net investment income (loss) (a)	0.12		0.10		0.08		0.08		0.12

Net realized and unrealized gain (loss) on investments	0.71		(0.39)		(0.22)		0.05		(0.10)

Total from investment operations	0.83		(0.29)		(0.14)		0.13		0.02

Less dividends and distributions:

From net investment income	(0.12)		(0.10)		(0.09)		(0.08)		(0.12)

From net realized gain on investments	—		—		—		—		(0.02)

Return of capital	(0.00	)‡	—		—		—		—

Total dividends and distributions	(0.12)		(0.10)		(0.09)		(0.08)		(0.14)

Net asset value at end of year	$8.64		$7.93		$8.32		$8.55		$8.50

Total investment return (b)	10.59%		(3.46%)		(1.66%)		1.59%		0.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.47%		1.23%		1.00%		0.99	%(c)	1.34%

Net expenses (d)	1.96%		2.08%		2.05%		1.98	%(e)	2.03%

Expenses (before waiver/reimbursement) (d)	2.10%		2.19%		2.05%		1.99%		2.03%

Portfolio turnover rate	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of year (in 000’s)	$14,152		$7,612		$9,472		$19,338		$17,073

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

24	MainStay MacKay Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019		2018		2017		2016		2015

Net asset value at beginning of year	$8.02		$8.42		$8.64		$8.59		$8.71

Net investment income (loss) (a)	0.24		0.21		0.20		0.19		0.22

Net realized and unrealized gain (loss) on investments	0.71		(0.40)		(0.22)		0.05		(0.09)

Total from investment operations	0.95		(0.19)		(0.02)		0.24		0.13

Less dividends and distributions:

From net investment income	(0.24)		(0.21)		(0.20)		(0.19)		(0.23)

From net realized gain on investments	—		—		—		—		(0.02)

Return of capital	(0.00	)‡	—		—		—		—

Total dividends and distributions	(0.24)		(0.21)		(0.20)		(0.19)		(0.25)

Net asset value at end of year	$8.73		$8.02		$8.42		$8.64		$8.59

Total investment return (b)	11.95%		(2.26%)		(0.23%)		2.83%		1.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.64%		2.56%		2.33%		2.16	%(c)	2.57%

Net expenses (d)	0.60%		0.75%		0.75%		0.73	%(e)	0.75%

Expenses (before waiver/reimbursement) (d)	0.74%		0.79%		0.75%		0.74%		0.75%

Portfolio turnover rate	124	%(f)	58	% (g)	20	% (g)	41	%(g)	13%

Net assets at end of year (in 000’s)	$177,305		$5,003		$6,926		$14,061		$4,492

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Infrastructure Bond Fund (formerly known as MainStay MacKay Government Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to

26	MainStay MacKay Infrastructure Bond Fund

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers

27

Notes to Financial Statements (continued)

selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying

28	MainStay MacKay Infrastructure Bond Fund

securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.   The Fund primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

29

Notes to Financial Statements (continued)

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2019, the Fund held unfunded commitments. (See Note 5)

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund did not have any portfolio securities on loan.

(L)  Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.

Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.

Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

30	MainStay MacKay Infrastructure Bond Fund

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$339,203	$339,203

Total Fair Value		$339,203	$339,203

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(1,166,144)	$(1,166,144)

Total Realized Gain (Loss)		$(1,166,144)	$(1,166,144)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$339,203	$339,203

Total Change in Unrealized Appreciation (Depreciation)		$339,203	$339,203

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short (a)	$(24,287,648)	$(24,287,648)

(a)	Positions were open seven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares did not exceed 1.00% of its average daily net assets. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points,

31

Notes to Financial Statements (continued)

to the other share classes of the Fund, except for Class R6. New York Life Investments had also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 did not exceed those of Class I.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $734,582 and waived fees/reimbursed expenses in the amount of $199,102 and paid the Subadvisor in the amount of $271,824.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and

Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,109 and $1,950, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $46, $56, $2,444 and $230, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$67,331
Investor Class	88,987
Class B	12,234
Class C	55,720
Class I	34,012

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$1,801	$62,888	$(64,689)	$—	$—	$—	$33	$—	—

32	MainStay MacKay Infrastructure Bond Fund

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$304,992,900	$8,532,211	$(1,183,618)	$7,348,593

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(958,773)	$(12,557)	$7,419,743	$6,448,413

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $886,685 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—	$887

The Fund utilized $1,796,979 of capital loss carryforwards during the year ended October 31, 2019.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$3,536,690	$2,500,106
Return of Capital	22,317	—
Total	$3,559,007	$2,500,106

Note 5–Commitments and Contingencies

As of October 31, 2019, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)

PG&E Corp. DIP Term Loan 4.24%, due 12/31/20	$750,000	$(938)

Total	$750,000	$(938)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

33

Notes to Financial Statements (continued)

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of U.S. government securities were $34,918 and $129,484, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $307,695 and $46,732, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,483,034	$21,267,086
Shares issued to shareholders in reinvestment of dividends and distributions	198,336	1,655,770
Shares redeemed	(1,723,515)	(14,417,422)

Net increase (decrease) in shares outstanding before conversion	957,855	8,505,434
Shares converted into Class A (See Note 1)	264,044	2,211,330
Shares converted from Class A (See Note 1)	(44,428)	(372,608)

Net increase (decrease)	1,177,471	$10,344,156

Year ended October 31, 2018:
Shares sold	207,443	$1,680,510
Shares issued to shareholders in reinvestment of dividends and distributions	198,448	1,609,156
Shares redeemed	(1,828,879)	(14,888,704)

Net increase (decrease) in shares outstanding before conversion	(1,422,988)	(11,599,038)
Shares converted into Class A (See Note 1)	138,473	1,123,106
Shares converted from Class A (See Note 1)	(58,839)	(475,124)

Net increase (decrease)	(1,343,354)	$(10,951,056)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	330,191	$2,828,870
Shares issued to shareholders in reinvestment of dividends and distributions	53,195	445,473
Shares redeemed	(541,415)	(4,576,168)

Net increase (decrease) in shares outstanding before conversion	(158,029)	(1,301,825)
Shares converted into Investor Class (See Note 1)	106,250	884,152
Shares converted from Investor Class (See Note 1)	(220,504)	(1,863,200)

Net increase (decrease)	(272,283)	$(2,280,873)

Year ended October 31, 2018:
Shares sold	82,740	$675,433
Shares issued to shareholders in reinvestment of dividends and distributions	53,673	437,016
Shares redeemed	(377,584)	(3,081,823)

Net increase (decrease) in shares outstanding before conversion	(241,171)	(1,969,374)
Shares converted into Investor Class (See Note 1)	96,421	783,567
Shares converted from Investor Class (See Note 1)	(111,225)	(906,001)

Net increase (decrease)	(255,975)	$(2,091,808)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	131,792	$1,127,557
Shares issued to shareholders in reinvestment of dividends and distributions	4,588	38,174
Shares redeemed	(186,750)	(1,576,294)

Net increase (decrease) in shares outstanding before conversion	(50,370)	(410,563)
Shares converted from Class B (See Note 1)	(52,599)	(436,179)

Net increase (decrease)	(102,969)	$(846,742)

Year ended October 31, 2018:
Shares sold	13,090	$106,303
Shares issued to shareholders in reinvestment of dividends and distributions	5,700	46,265
Shares redeemed	(115,760)	(941,872)

Net increase (decrease) in shares outstanding before conversion	(96,970)	(789,304)
Shares converted from Class B (See Note 1)	(64,751)	(525,548)

Net increase (decrease)	(161,721)	$(1,314,852)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,317,967	$10,719,427
Shares issued to shareholders in reinvestment of dividends and distributions	22,738	189,819
Shares redeemed	(609,489)	(5,041,814)

Net increase (decrease) in shares outstanding before conversion	731,216	5,867,432
Shares converted from Class C (See Note 1)	(52,338)	(423,495)

Net increase (decrease)	678,878	$5,443,937

Year ended October 31, 2018:
Shares sold	216,696	$1,741,803
Shares issued to shareholders in reinvestment of dividends and distributions	10,834	87,818
Shares redeemed	(405,938)	(3,300,912)

Net increase (decrease)	(178,408)	$(1,471,291)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	21,884,723	$190,717,129
Shares issued to shareholders in reinvestment of dividends and distributions	120,425	1,049,287
Shares redeemed	(2,326,238)	(20,051,137)

Net increase (decrease)	19,678,910	$171,715,279

Year ended October 31, 2018:
Shares sold	143,403	$1,188,216
Shares issued to shareholders in reinvestment of dividends and distributions	16,667	136,624
Shares redeemed	(359,405)	(2,954,096)

Net increase (decrease)	(199,335)	$(1,629,256)

34	MainStay MacKay Infrastructure Bond Fund

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective November 1, 2019, Class R6 shares of the Fund have now been made available for purchase.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Infrastructure Bond Fund (formerly MainStay MacKay Government Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

36	MainStay MacKay Infrastructure Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

37

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

38	MainStay MacKay Infrastructure Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

39

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay MacKay Infrastructure Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716016 MS159-19	MSINF11-12/19 (NYLIM) NL211

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	2.74 7.58%	4.13 5.09%	6.37 6.86%	0.99 0.99%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.50 7.33	4.04 5.00	6.32 6.81	1.03 1.03
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	1.52 6.52	3.91 4.23	6.01 6.01	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	5.71 6.71	4.27 4.27	6.02 6.02	1.78 1.78
Class I Shares	No Sales Charge		1/2/2004	7.68	5.33	7.13	0.74
Class R1 Shares	No Sales Charge		6/29/2012	7.58	5.22	5.85	0.84
Class R2 Shares	No Sales Charge		5/1/2008	7.49	4.99	6.76	1.09
Class R3 Shares	No Sales Charge		2/29/2016	7.03	8.10	8.10	1.34
Class R6 Shares	No Sales Charge		6/17/2013	7.84	5.46	5.45	0.58

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofAML U.S. High Yield Constrained Index[4]	8.32%	5.18%	7.67%
Morningstar High Yield Bond Category Average[5]	7.14	3.97	6.60

4.

The ICE BofAML U.S. High Yield Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,028.60	$5.11	$1,020.16	$5.09	1.00%

Investor Class Shares	$1,000.00	$1,026.60	$5.36	$1,019.91	$5.35	1.05%

Class B Shares	$1,000.00	$1,022.60	$9.18	$1,016.13	$9.15	1.80%

Class C Shares	$1,000.00	$1,024.40	$9.18	$1,016.13	$9.15	1.80%

Class I Shares	$1,000.00	$1,028.20	$3.83	$1,021.42	$3.82	0.75%

Class R1 Shares	$1,000.00	$1,027.70	$4.40	$1,020.87	$4.38	0.86%

Class R2 Shares	$1,000.00	$1,028.20	$5.62	$1,019.66	$5.60	1.10%

Class R3 Shares	$1,000.00	$1,025.00	$6.89	$1,018.40	$6.87	1.35%

Class R6 Shares	$1,000.00	$1,030.70	$2.97	$1,022.28	$2.96	0.58%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–2/1/28

2.	HCA, Inc., 5.25%–8.36%, due 2/15/22–11/6/33

3.	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%–5.875%, due 2/15/23–3/1/30

4.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

5.	Exide Technologies
6.	Sprint Capital Corp., 6.875%–8.75%, due 11/15/28–3/15/32

7.	TransDigm, Inc., 6.00%–6.50%, due 7/15/22–3/15/26

8.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–6/15/30

9.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

10.	MSCI, Inc., 4.75%–5.75%, due 11/15/24–5/15/27

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned 7.68%, underperforming the 8.32% return of the Fund’s primary benchmark, the ICE BofAML U.S. High Yield Constrained Index. Over the same period, Class I shares outperformed the 7.14% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

As U.S. equities sold off in late 2018, high-yield bond spreads2 widened due to increased interest rate volatility, global recessionary fears, international trade conflicts and outflows from U.S. high-yield mutual funds and exchange-traded funds (“ETFs”). Equity and high-yield markets rebounded in early 2019 on improved trade talks and the Federal Reserve Board’s reversal of its interest rate policy. The positive turn in flow activity in funds and ETFs, coupled with muted new issuance aided returns in the U.S. high-yield market throughout the remainder of the reporting period.

During the reporting period, the Fund produced strong absolute returns but trailed the performance of the ICE BofAML U.S. High Yield Constrained Index. The leading detractor from the Fund’s relative performance was its relatively short duration3 profile as compared to the benchmark, as long duration securities rallied. Additionally, investments in the capital goods sector detracted from relative performance, while security selection in the energy sector bolstered relative performance.

What was the Fund’s duration strategy during the reporting period?

The Fund is not managed to a duration strategy. Instead, the Fund’s bottom-up investment process drives its duration positioning. As of October 31, 2019, the Fund’s modified duration to worst4 stood at 2.7 years compared with 3.2 years for the benchmark.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, investments in the energy sector provided the strongest positive contributions to the Fund’s relative performance due to an underweight allocation to the oil field equipment industry, as well as security selection in the exploration & production sector. (Contributions take weightings and total returns into account.) Security selection in the utilities and metal/mining sectors further enhanced the Fund’s relative performance. The most prominent detractor from relative performance was the Fund’s holdings in Exide Technologies, a manufacturer of automotive and industrial batteries.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund bought a new issue of aerospace component manufacturer TransDigm, a company with a $23 billion equity market capitalization and a diverse product portfolio. The Fund also purchased additional bonds issued by Mattel, one of the largest toy manufacturers in the world with iconic brands such as Barbie, Hot Wheels and Fisher Price. We believe that these bonds will provide sufficient asset coverage. Over the same period, the Fund sold positions in Tenet Healthcare and Avis Budget Group after both companies’ bonds increased in price in the first quarter of 2019 on positive financial results.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. However, the Fund moderately increased its exposure to the leisure, technology and telecommunications sectors and decreased its exposure to the health care and financial services sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund remained defensively positioned relative to the ICE BofAML U.S. High Yield Constrained Index, with underweight exposure to CCC-rated bonds and overweight exposure to BBB-rated issuers.5 At the end of the reporting period, the Fund held overweight positions in the basic industry and automotive sectors and underweight positions in the health care, banking and technology sectors.

5.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 93.6%† Convertible Bonds 0.4%
Auto Parts & Equipment 0.3%
Exide Technologies 7.25% (7.25% PIK), due 4/30/27 (a)(b)(c)(d)(e)	$71,097,820	$27,728,150

Media 0.1%
Dish Network Corp. 2.375%, due 3/15/24	14,850,000	13,367,268

Mining 0.0%‡
Aleris International, Inc. 6.00%, due 6/1/20 (b)(d)(e)(f)	11,797	11,559

Total Convertible Bonds (Cost $43,552,646)		41,106,977

Corporate Bonds 90.8%
Advertising 1.2%
Lamar Media Corp.
5.375%, due 1/15/24	5,515,000	5,651,827
5.75%, due 2/1/26	46,042,000	48,862,072
National CineMedia LLC 5.875%, due 4/15/28 (c)	9,000,000	9,459,900
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.00%, due 8/15/27 (c)	26,000,000	27,235,780
5.625%, due 2/15/24	23,906,000	24,533,533

		115,743,112

Aerospace & Defense 1.8%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (c)	18,115,000	18,930,175
TransDigm UK Holdings PLC 6.875%, due 5/15/26	18,100,000	19,276,500
TransDigm, Inc.
6.00%, due 7/15/22	4,580,000	4,657,860
6.25%, due 3/15/26 (c)	70,875,000	75,924,844
6.50%, due 7/15/24	31,441,000	32,462,832
6.50%, due 5/15/25	5,000,000	5,167,250
Triumph Group, Inc. 7.75%, due 8/15/25	16,195,000	16,195,000

		172,614,461

Auto Manufacturers 1.4%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (c)	20,955,000	21,557,875
Ford Holdings LLC
9.30%, due 3/1/30	18,195,000	22,699,440
9.375%, due 3/1/20	1,695,000	1,724,965
Ford Motor Co. 9.98%, due 2/15/47	980,000	1,371,661

	Principal Amount	Value
Auto Manufacturers (continued)
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (c)	$25,480,000	$26,562,900
McLaren Finance PLC 5.75%, due 8/1/22 (c)	26,535,000	25,234,785
Navistar International Corp. 6.625%, due 11/1/25 (c)	11,000,000	11,220,000
Wabash National Corp. 5.50%, due 10/1/25 (c)	20,824,000	20,303,400

		130,675,026

Auto Parts & Equipment 3.5%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (c)	19,005,000	14,966,438
Adient U.S. LLC 7.00%, due 5/15/26 (c)	17,795,000	18,729,238
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	17,571,000	16,934,051
6.25%, due 3/15/26	5,950,000	5,652,500
6.50%, due 4/1/27 (g)	7,000,000	6,632,500
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (c)	9,090,000	9,339,975
Exide International Holdings, L.P. 10.75% (6.25% Cash and 4.50% PIK), due 10/31/21 (a)(b)(c)(d)(e)	32,924,935	32,200,586
Exide Technologies (a)(b)(c)(d)(e)
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	33,633,262	26,065,778
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	80,956,323	69,703,394
IHO Verwaltungs GmbH (a)(c)
4.75% (4.75% Cash or 5.59% PIK), due 9/15/26	33,725,000	33,387,750
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	18,934,000	19,549,355
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	28,870,000	29,591,750
Meritor, Inc. 6.25%, due 2/15/24	5,000,000	5,125,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (c)	24,020,000	24,428,340
Tenneco, Inc.
5.00%, due 7/15/26	21,053,000	16,631,870
5.375%, due 12/15/24	6,800,000	5,984,000

		334,922,525

Banks 0.1%
Freedom Mortgage Corp. 8.125%, due 11/15/24 (c)	8,000,000	7,500,000

Building Materials 1.3%
James Hardie International Finance DAC (c)
4.75%, due 1/15/25	13,000,000	13,485,420

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials (continued)
James Hardie International Finance DAC (continued)
5.00%, due 1/15/28	$25,760,000	$26,983,600
Patrick Industries, Inc. 7.50%, due 10/15/27 (c)	19,320,000	20,044,500
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (c)	5,730,000	5,880,413
6.125%, due 7/15/23	38,660,000	39,399,372
6.50%, due 3/15/27 (c)	18,500,000	19,980,000

		125,773,305

Chemicals 2.4%
Blue Cube Spinco LLC
9.75%, due 10/15/23	29,031,000	31,643,790
10.00%, due 10/15/25	24,425,000	27,294,938
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (c)	21,525,000	22,399,453
Neon Holdings, Inc. 10.125%, due 4/1/26 (c)	17,927,000	17,725,321
NOVA Chemicals Corp. 4.875%, due 6/1/24 (c)	8,810,000	8,942,150
Olin Corp.
5.50%, due 8/15/22	19,094,000	20,358,978
5.625%, due 8/1/29	26,790,000	27,815,253
PolyOne Corp. 5.25%, due 3/15/23	26,754,000	28,860,877
TPC Group, Inc. 10.50%, due 8/1/24 (c)	44,372,000	47,034,320

		232,075,080

Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (c)	10,000,000	9,375,000

Commercial Services 4.8%
AMN Healthcare, Inc. 4.625%, due 10/1/27 (c)	11,347,000	11,558,394
Ashtead Capital, Inc. (c)
4.00%, due 5/1/28	1,420,000	1,425,325
4.25%, due 11/1/29	5,000,000	5,050,000
4.375%, due 8/15/27	4,590,000	4,727,700
5.25%, due 8/1/26	6,000,000	6,397,500
5.625%, due 10/1/24	18,785,000	19,348,550
Cimpress N.V. 7.00%, due 6/15/26 (c)	24,085,000	25,409,675
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (c)	28,010,000	26,609,500

	Principal Amount	Value
Commercial Services (continued)
Gartner, Inc. 5.125%, due 4/1/25 (c)	$48,267,000	$50,617,603
Graham Holdings Co. 5.75%, due 6/1/26 (c)	34,970,000	37,330,475
Harsco Corp. 5.75%, due 7/31/27 (c)	17,630,000	18,313,515
IHS Markit, Ltd. (c)
4.75%, due 2/15/25	6,000,000	6,602,220
5.00%, due 11/1/22	54,945,000	58,734,535
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (c)	14,976,000	15,500,160
Matthews International Corp. 5.25%, due 12/1/25 (c)	10,000,000	9,350,000
Nielsen Co. Luxembourg S.A.R.L. (c)
5.00%, due 2/1/25	25,687,000	25,558,565
5.50%, due 10/1/21	6,850,000	6,867,125
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (c)	57,935,000	58,225,834
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (c)	11,270,000	11,748,975
United Rentals North America, Inc.
3.875%, due 11/15/27	14,735,000	14,886,034
4.625%, due 7/15/23	3,000,000	3,064,500
4.875%, due 1/15/28	13,300,000	13,732,250
5.25%, due 1/15/30	14,900,000	15,663,625
5.50%, due 7/15/25	5,000,000	5,193,500
6.50%, due 12/15/26	12,270,000	13,282,275

		465,197,835

Computers 0.2%
MTS Systems Corp. 5.75%, due 8/15/27 (c)	5,000,000	5,237,500
NCR Corp. 6.375%, due 12/15/23	14,795,000	15,155,628

		20,393,128

Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co.
4.70%, due 5/19/21	22,000,000	22,522,500
4.70%, due 5/24/22	18,258,000	18,851,385

		41,373,885

Distribution & Wholesale 0.2%
American Builders & Contractors Supply Co., Inc. 4.00%, due 1/15/28 (c)	9,755,000	9,730,613
Performance Food Group, Inc. 5.50%, due 10/15/27 (c)	9,375,000	9,914,062

		19,644,675

12	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 5.00%, due 10/1/21	$2,000,000	$2,100,220
Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.75%, due 7/15/27 (c)	16,380,000	17,117,100
Credit Acceptance Corp.
6.125%, due 2/15/21	8,362,000	8,382,905
6.625%, due 3/15/26 (c)	23,820,000	25,308,750
7.375%, due 3/15/23	25,095,000	25,941,956
Jefferies Finance LLC / JFIN Co-Issuer Corp. (c)
6.25%, due 6/3/26	11,500,000	11,816,250
7.25%, due 8/15/24	12,850,000	12,946,375
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (c)
5.25%, due 3/15/22	10,830,000	11,222,588
5.25%, due 10/1/25	4,400,000	4,466,000
5.875%, due 8/1/21	25,700,000	26,085,500
LPL Holdings, Inc. 5.75%, due 9/15/25 (c)	29,030,000	30,118,625
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (c)	10,000,000	8,525,000
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (c)	16,500,000	16,995,000
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (c)	14,030,000	12,188,563

		213,214,832

Electric 0.9%
Calpine Corp. (c)
5.875%, due 1/15/24	21,121,000	21,585,662
6.00%, due 1/15/22	24,773,000	24,807,682
Keystone Power Pass-Through Holders LLC / Conemaugh Power Pass-Through Holders 13.00% (13.00% PIK), due 6/1/24 (a)(c)(e)	9,280,157	9,419,360
NextEra Energy Operating Partners, L.P. 3.875%, due 10/15/26 (c)	12,740,000	12,708,150
NRG Energy, Inc. 6.625%, due 1/15/27	7,000,000	7,586,250
Talen Energy Supply LLC 6.625%, due 1/15/28 (c)	4,500,000	4,342,500
Vistra Operations Co. LLC 5.00%, due 7/31/27 (c)	11,000,000	11,357,500

		91,807,104

	Principal Amount	Value
Electrical Components & Equipment 0.3%
Energizer Holdings, Inc. (c)
5.50%, due 6/15/25	$4,400,000	$4,565,000
7.75%, due 1/15/27	10,760,000	11,916,700
WESCO Distribution, Inc. 5.375%, due 12/15/21	11,549,000	11,607,207

		28,088,907

Electrical Equipment 0.2%
Resideo Funding, Inc. 6.125%, due 11/1/26 (c)	18,045,000	18,180,338

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (c)	18,066,000	18,698,310

Energy—Alternate Sources 0.1%
Terraform Power Operating LLC 4.75%, due 1/15/30 (c)	7,000,000	7,236,250

Engineering & Construction 0.4%
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	26,379,000	26,444,948
6.625%, due 8/15/25	12,465,000	12,651,975

		39,096,923

Entertainment 1.9%
Boyne USA, Inc. 7.25%, due 5/1/25 (c)	12,975,000	14,175,187
Churchill Downs, Inc. (c)
4.75%, due 1/15/28	15,830,000	16,384,050
5.50%, due 4/1/27	32,350,000	34,291,000
Eldorado Resorts, Inc. 6.00%, due 4/1/25	5,000,000	5,256,250
International Game Technology PLC 6.25%, due 1/15/27 (c)	22,700,000	25,367,250
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (c)	10,359,000	11,006,437
Live Nation Entertainment, Inc. 4.75%, due 10/15/27 (c)	9,000,000	9,383,400
Merlin Entertainments PLC 5.75%, due 6/15/26 (c)	32,900,000	35,038,500
Motion Bondco DAC 6.625%, due 11/15/27 (c)	5,775,000	5,876,063
Twin River Worldwide Holdings, Inc. 6.75%, due 6/1/27 (c)	27,465,000	28,915,152

		185,693,289

Environmental Controls 0.0%‡
Clean Harbors, Inc. 4.875%, due 7/15/27 (c)	2,000,000	2,084,880

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.6%
B&G Foods, Inc. 5.25%, due 4/1/25	$23,375,000	$23,871,719
C&S Group Enterprises LLC 5.375%, due 7/15/22 (c)	55,020,000	55,157,550
Ingles Markets, Inc. 5.75%, due 6/15/23	4,117,000	4,199,340
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (c)	16,324,000	18,364,500
Land O’Lakes, Inc. 6.00%, due 11/15/22 (c)	23,000,000	24,466,250
Nathan’s Famous, Inc. 6.625%, due 11/1/25 (c)	4,000,000	4,040,000
Post Holdings, Inc. 5.50%, due 12/15/29 (c)	3,000,000	3,162,600
Simmons Foods, Inc. 7.75%, due 1/15/24 (c)	7,000,000	7,568,750
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (c)	14,115,000	14,644,312

		155,475,021

Forest Products & Paper 1.3%
Mercer International, Inc.
5.50%, due 1/15/26	4,000,000	3,877,320
6.50%, due 2/1/24	15,958,000	16,436,740
7.375%, due 1/15/25	14,000,000	14,525,000
7.375%, due 1/15/25 (c)	7,000,000	7,262,500
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (c)	16,380,000	17,485,650
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	52,580,000	63,753,250

		123,340,460

Gas 1.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	7,375,000	7,910,425
5.625%, due 5/20/24	26,531,000	28,587,153
5.75%, due 5/20/27	19,505,000	21,357,975
5.875%, due 8/20/26	27,175,000	30,096,312
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (c)	17,000,000	16,957,500

		104,909,365

Health Care—Products 0.3%
Avanos Medical, Inc. 6.25%, due 10/15/22	16,331,000	16,567,799
Hologic, Inc. 4.375%, due 10/15/25 (c)	8,150,000	8,349,920
Teleflex, Inc. 4.875%, due 6/1/26	5,000,000	5,242,188

		30,159,907

	Principal Amount	Value
Health Care—Services 4.3%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	$14,940,000	$15,164,100
6.50%, due 3/1/24	11,195,000	11,586,825
AHP Health Partners, Inc. 9.75%, due 7/15/26 (c)	18,400,000	19,826,000
Catalent Pharma Solutions, Inc. (c)
4.875%, due 1/15/26	10,264,000	10,597,580
5.00%, due 7/15/27	5,000,000	5,225,000
Centene Corp.
5.375%, due 6/1/26 (c)	3,045,000	3,223,133
6.125%, due 2/15/24	23,817,000	24,762,297
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (c)	8,920,000	9,499,800
Encompass Health Corp.
4.50%, due 2/1/28	2,075,000	2,121,688
4.75%, due 2/1/30	13,290,000	13,705,312
5.75%, due 11/1/24	25,076,000	25,358,105
HCA, Inc.
5.25%, due 4/15/25	15,000,000	16,689,351
5.25%, due 6/15/26	8,330,000	9,321,509
5.375%, due 2/1/25	26,525,000	29,144,344
5.375%, due 9/1/26	4,170,000	4,545,300
5.625%, due 9/1/28	11,000,000	12,361,250
5.875%, due 5/1/23	7,240,000	7,943,728
5.875%, due 2/15/26	26,000,000	29,250,000
5.875%, due 2/1/29	3,915,000	4,438,631
7.50%, due 2/15/22	9,417,000	10,448,161
7.50%, due 12/15/23	1,500,000	1,702,500
7.50%, due 11/6/33	18,975,000	23,102,062
7.58%, due 9/15/25	8,020,000	9,563,850
7.69%, due 6/15/25	31,650,000	38,217,375
8.36%, due 4/15/24	4,524,000	5,474,040
Molina Healthcare, Inc. 5.375%, due 11/15/22	8,180,000	8,629,900
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (c)	35,490,000	38,950,275
Tenet Healthcare Corp. 8.125%, due 4/1/22	5,000,000	5,406,500
WellCare Health Plans, Inc.
5.25%, due 4/1/25	15,310,000	16,022,872
5.375%, due 8/15/26 (c)	7,255,000	7,717,506

		419,998,994

Home Builders 2.3%
Ashton Woods USA LLC / Ashton Woods Finance Co. (c)
6.75%, due 8/1/25	5,496,000	5,523,480
9.875%, due 4/1/27	10,540,000	11,752,100

14	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Brookfield Residential Properties, Inc. 6.375%, due 5/15/25 (c)	$6,665,000	$6,898,275
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. (c)
6.125%, due 7/1/22	37,996,000	38,613,435
6.25%, due 9/15/27	16,740,000	17,074,800
Century Communities, Inc.
5.875%, due 7/15/25	4,630,000	4,815,200
6.75%, due 6/1/27 (c)	22,370,000	23,935,900
Installed Building Products, Inc. 5.75%, due 2/1/28 (c)	17,080,000	17,942,319
M/I Homes, Inc. 5.625%, due 8/1/25	6,000,000	6,240,000
Mattamy Group Corp. 6.50%, due 10/1/25 (c)	10,915,000	11,542,612
New Home Co., Inc. 7.25%, due 4/1/22	20,030,000	18,965,906
Shea Homes, L.P. / Shea Homes Funding Corp. (c)
5.875%, due 4/1/23	11,137,000	11,387,583
6.125%, due 4/1/25	25,500,000	26,392,500
Taylor Morrison Communities, Inc. (c)
5.75%, due 1/15/28	6,620,000	7,331,650
5.875%, due 6/15/27	4,820,000	5,382,494
Williams Scotsman International, Inc. 6.875%, due 8/15/23 (c)	12,300,000	12,915,000

		226,713,254

Household Products & Wares 0.7%
Prestige Brands, Inc. 6.375%, due 3/1/24 (c)(g)	44,988,000	46,956,225
Spectrum Brands, Inc.
5.75%, due 7/15/25	11,687,000	12,183,697
6.125%, due 12/15/24	5,000,000	5,168,750

		64,308,672

Insurance 1.3%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	27,640,000	29,290,861
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	5,435,000	6,662,014
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (c)	17,875,000	19,081,563
HUB International, Ltd. 7.00%, due 5/1/26 (c)	7,350,000	7,561,313
MGIC Investment Corp. 5.75%, due 8/15/23	28,580,000	31,402,275
Radian Group, Inc. 4.875%, due 3/15/27	5,000,000	5,187,500

	Principal Amount	Value
Insurance (continued)
USI, Inc. 6.875%, due 5/1/25 (c)	$25,170,000	$25,610,475

		124,796,001

Internet 2.6%
Cogent Communications Group, Inc. (c)
5.375%, due 3/1/22	12,046,000	12,527,840
5.625%, due 4/15/21	35,015,000	35,408,919
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (c)	14,030,000	13,153,125
Netflix, Inc.
4.875%, due 4/15/28	2,000,000	2,066,580
4.875%, due 6/15/30 (c)	10,000,000	10,110,000
5.375%, due 11/15/29 (c)	9,205,000	9,688,262
5.50%, due 2/15/22	22,265,000	23,600,900
5.75%, due 3/1/24	24,961,000	27,476,757
5.875%, due 2/15/25	7,996,000	8,795,600
5.875%, due 11/15/28	32,450,000	35,735,562
Symantec Corp. 5.00%, due 4/15/25 (c)	2,500,000	2,563,698
Uber Technologies, Inc. 7.50%, due 9/15/27 (c)	16,810,000	16,557,850
VeriSign, Inc.
4.625%, due 5/1/23	6,615,000	6,730,763
4.75%, due 7/15/27	12,480,000	13,182,000
5.25%, due 4/1/25	26,661,000	29,193,795

		246,791,651

Investment Companies 1.1%
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (c)	14,250,000	15,318,750
FS Energy & Power Fund 7.50%, due 8/15/23 (c)	58,700,000	59,515,930
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.25%, due 5/15/26	29,425,000	31,190,500

		106,025,180

Iron & Steel 1.3%
Allegheny Ludlum LLC 6.95%, due 12/15/25	22,688,000	23,538,800
Allegheny Technologies, Inc. 7.875%, due 8/15/23	4,610,000	5,020,521
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (c)	62,509,000	64,227,997
Mineral Resources, Ltd. 8.125%, due 5/1/27 (c)	30,195,000	31,780,237

		124,567,555

Leisure Time 1.5%
Carlson Travel, Inc. (c)
6.75%, due 12/15/23 (g)	67,516,000	69,224,999
9.50%, due 12/15/24	47,475,000	47,831,062

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Leisure Time (continued)
Vista Outdoor, Inc. 5.875%, due 10/1/23	$27,402,000	$25,072,830

		142,128,891

Lodging 2.3%
Boyd Gaming Corp.
6.00%, due 8/15/26	29,915,000	31,635,112
6.375%, due 4/1/26	8,300,000	8,818,750
Choice Hotels International, Inc. 5.75%, due 7/1/22	25,470,000	27,634,950
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30 (c)	23,325,000	24,782,813
5.125%, due 5/1/26	40,515,000	42,540,750
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (c)	21,479,000	21,935,429
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26	20,875,000	22,570,676
MGM Resorts International
5.50%, due 4/15/27	23,550,000	25,905,000
5.75%, due 6/15/25	11,615,000	12,878,131

		218,701,611

Machinery—Diversified 0.9%
Briggs & Stratton Corp. 6.875%, due 12/15/20	9,000,000	8,910,000
Colfax Corp. (c)
6.00%, due 2/15/24	13,970,000	14,808,200
6.375%, due 2/15/26	20,090,000	21,747,425
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (c)	14,965,000	16,087,375
Tennant Co. 5.625%, due 5/1/25	21,840,000	22,659,000

		84,212,000

Media 6.3%
Altice Financing S.A. 7.50%, due 5/15/26 (c)	15,335,000	16,293,438
Altice France S.A. 7.375%, due 5/1/26 (c)	23,300,000	24,950,688
Block Communications, Inc. 6.875%, due 2/15/25 (c)	46,497,000	48,473,122
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75%, due 3/1/30 (c)	19,755,000	20,144,173
5.00%, due 2/1/28 (c)	27,440,000	28,699,496
5.125%, due 2/15/23	24,030,000	24,540,637
5.125%, due 5/1/27 (c)	37,725,000	39,752,719
5.375%, due 5/1/25 (c)	3,025,000	3,138,438
5.375%, due 6/1/29 (c)	10,015,000	10,691,013

	Principal Amount	Value
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (continued)
5.75%, due 2/15/26 (c)	$32,995,000	$34,842,720
5.875%, due 4/1/24 (c)	25,215,000	26,286,637
5.875%, due 5/1/27 (c)	5,000,000	5,300,000
CSC Holdings LLC (c)
5.75%, due 1/15/30	29,935,000	31,469,169
6.50%, due 2/1/29	11,075,000	12,369,391
Diamond Sports Group LLC / Diamond Sports Finance Co. (c)
5.375%, due 8/15/26	6,500,000	6,792,500
6.625%, due 8/15/27	10,300,000	10,609,000
DISH DBS Corp.
5.875%, due 7/15/22	24,537,000	25,661,040
6.75%, due 6/1/21	11,000,000	11,550,000
7.75%, due 7/1/26	35,175,000	35,486,299
LCPR Senior Secured Financing DAC 6.75%, due 10/15/27 (c)	31,824,000	32,659,380
Meredith Corp. 6.875%, due 2/1/26	47,420,000	48,877,217
Quebecor Media, Inc. 5.75%, due 1/15/23	31,005,000	33,553,611
Sirius XM Radio, Inc. (c)
4.625%, due 7/15/24	5,000,000	5,225,000
5.50%, due 7/1/29	7,590,000	8,204,411
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (b)(d)(e)(f)	20,000,000	21,050,000
Videotron, Ltd.
5.00%, due 7/15/22	18,449,000	19,417,572
5.375%, due 6/15/24 (c)	21,850,000	23,734,562

		609,772,233

Metal Fabricate & Hardware 2.0%
Advanced Drainage Systems, Inc. 5.00%, due 9/30/27 (c)	5,640,000	5,766,900
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (c)	66,220,000	63,902,300
Novelis Corp. (c)
5.875%, due 9/30/26	63,380,000	66,555,338
6.25%, due 8/15/24	33,306,000	34,888,035
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (c)	16,445,000	10,689,250
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	16,190,000	15,542,400

		197,344,223

Mining 1.1%
Alcoa Nederland Holding B.V. (c)
6.75%, due 9/30/24	7,910,000	8,335,163
7.00%, due 9/30/26	20,510,000	22,278,987

16	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Mining (continued)
Constellium S.E. 5.875%, due 2/15/26 (c)	$13,000,000	$13,552,500
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (c)	22,827,000	22,898,334
Hecla Mining Co. 6.875%, due 5/1/21	26,435,000	26,038,475
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (c)	9,500,000	10,058,125

		103,161,584

Miscellaneous—Manufacturing 1.1%
Amsted Industries, Inc. 5.625%, due 7/1/27 (c)	23,395,000	24,740,212
EnPro Industries, Inc. 5.75%, due 10/15/26	12,370,000	13,081,275
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp. 12.25%, due 11/15/26 (c)	19,885,000	19,986,414
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	18,876,000	18,852,405
Koppers, Inc. 6.00%, due 2/15/25 (c)	27,535,000	27,451,294

		104,111,600

Oil & Gas 6.1%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (c)
7.00%, due 11/1/26	11,790,000	9,019,350
10.00%, due 4/1/22	13,335,000	12,618,910
California Resources Corp.
5.00%, due 1/15/20	16,470,000	11,529,000
8.00%, due 12/15/22 (c)	67,570,000	20,946,700
Callon Petroleum Co.
6.125%, due 10/1/24	23,000,000	21,850,000
6.375%, due 7/1/26	2,000,000	1,865,000
CNX Resources Corp. 5.875%, due 4/15/22	4,784,000	4,676,360
Comstock Resources, Inc. 9.75%, due 8/15/26	64,495,000	50,951,050
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (c)	13,000,000	12,805,000
Gulfport Energy Corp.
6.00%, due 10/15/24	43,999,000	28,269,357
6.375%, due 5/15/25	22,725,000	13,748,625
6.375%, due 1/15/26	5,750,000	3,450,000
6.625%, due 5/1/23	7,192,000	5,376,020
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, due 2/15/26 (c)	2,000,000	2,092,500

	Principal Amount	Value
Oil & Gas (continued)
Indigo Natural Resources LLC 6.875%, due 2/15/26 (c)	$18,620,000	$16,944,200
Matador Resources Co. 5.875%, due 9/15/26	17,855,000	17,118,481
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (c)	12,465,000	8,413,875
Murphy Oil Corp. 6.875%, due 8/15/24	10,590,000	11,170,756
Murphy Oil USA, Inc.
4.75%, due 9/15/29	5,000,000	5,218,750
5.625%, due 5/1/27	10,417,000	11,179,700
Oasis Petroleum, Inc. 6.875%, due 3/15/22	3,509,000	3,079,148
Parkland Fuel Corp. 5.875%, due 7/15/27 (c)	11,025,000	11,667,978
Parsley Energy LLC / Parsley Finance Corp. (c)
5.25%, due 8/15/25	10,525,000	10,788,335
5.625%, due 10/15/27	7,475,000	7,717,937
6.25%, due 6/1/24	7,250,000	7,549,062
PBF Holding Co. LLC / PBF Finance Corp.
7.00%, due 11/15/23	3,000,000	3,090,000
7.25%, due 6/15/25	15,825,000	16,537,125
PDC Energy, Inc. 6.125%, due 9/15/24	22,880,000	22,207,900
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (a)(b)(d)(e)	20,924,323	7,742,000
QEP Resources, Inc.
5.25%, due 5/1/23	4,500,000	4,275,000
5.625%, due 3/1/26	18,865,000	16,884,175
6.875%, due 3/1/21	6,000,000	6,007,500
Range Resources Corp.
5.75%, due 6/1/21	22,525,000	22,384,219
5.875%, due 7/1/22	25,543,000	24,265,850
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (e)(f)(h)	124,195,000	310,488
Southwestern Energy Co.
6.20%, due 1/23/25	15,963,000	14,047,440
7.50%, due 4/1/26	24,845,000	21,803,724
7.75%, due 10/1/27	2,500,000	2,150,000
SRC Energy, Inc. 6.25%, due 12/1/25	24,660,000	23,052,168
Sunoco, L.P. / Sunoco Finance Corp. 6.00%, due 4/15/27	19,965,000	20,963,250
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	31,162,822	31,708,171
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (c)	6,497,000	6,497,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Transocean Poseidon, Ltd. 6.875%, due 2/1/27 (c)	$8,000,000	$8,066,160
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (c)	10,000,000	9,900,000
Ultra Resources, Inc. 6.875%, due 4/15/22 (c)	28,880,000	2,888,000
Viper Energy Partners, L.P. 5.375%, due 11/1/27 (c)	6,350,000	6,413,500
Whiting Petroleum Corp. 6.625%, due 1/15/26 (g)	14,001,000	8,680,620

		589,920,384

Oil & Gas Services 0.5%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	44,275,000	35,862,750
Nine Energy Service, Inc. 8.75%, due 11/1/23 (c)	13,290,000	9,967,500

		45,830,250

Pharmaceuticals 0.8%
Bausch Health Americas, Inc. (c)
8.50%, due 1/31/27	6,715,000	7,535,573
9.25%, due 4/1/26	14,000,000	15,837,780
Bausch Health Co., Inc. 6.125%, due 4/15/25 (c)	5,000,000	5,190,625
Bausch Health Cos., Inc. (c)
7.00%, due 1/15/28	5,000,000	5,393,750
7.25%, due 5/30/29	5,000,000	5,506,250
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (c)
6.00%, due 7/15/23	12,521,000	8,279,511
6.00%, due 2/1/25	5,000,000	3,187,500
Par Pharmaceutical, Inc. 7.50%, due 4/1/27 (c)	20,790,000	19,750,500
Vizient, Inc. 6.25%, due 5/15/27 (c)	10,000,000	10,784,300

		81,465,789

Pipelines 4.5%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,951,844
9.625%, due 11/1/21	10,349,000	11,773,970
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp.
5.375%, due 9/15/24	10,720,000	8,870,800
5.75%, due 3/1/27 (c)	3,000,000	2,231,250
5.75%, due 1/15/28 (c)	14,110,000	10,653,050
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	14,380,000	15,945,119
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	14,515,000	15,023,025
5.625%, due 10/1/26	15,530,000	16,403,562

	Principal Amount	Value
Pipelines (continued)
CNX Midstream Partners, L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (c)	$21,066,000	$19,644,045
DCP Midstream Operating, L.P. 5.375%, due 7/15/25	5,000,000	5,257,750
Delek Logistics Partners, L.P. / Delek Logistics Finance Corp. 6.75%, due 5/15/25	6,593,000	6,576,518
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	37,080,000	37,265,400
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (c)	18,000,000	18,742,500
MPLX, L.P.
4.875%, due 12/1/24	27,495,000	29,947,393
4.875%, due 6/1/25	28,790,000	31,619,141
NGPL PipeCo LLC 4.875%, due 8/15/27 (c)	16,630,000	17,887,357
NuStar Logistics, L.P.
6.00%, due 6/1/26	16,120,000	17,227,444
6.75%, due 2/1/21	12,715,000	13,175,029
Plains All American Pipeline, L.P. 6.125%, due 12/31/99 (i)(j)	44,328,000	41,335,860
Ruby Pipeline LLC 6.50%, due 4/1/22 (c)	4,035,788	4,175,600
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	12,050,000	13,836,432
SemGroup Corp. 6.375%, due 3/15/25	7,997,000	8,286,891
SemGroup Corp. / Rose Rock Finance Corp. 5.625%, due 11/15/23	7,681,000	7,853,823
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (c)	26,235,000	25,513,537
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.00%, due 1/15/28	7,000,000	6,930,000
5.875%, due 4/15/26	10,090,000	10,532,447
6.50%, due 7/15/27 (c)	18,950,000	20,276,879
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	16,973,000	16,257,249

		436,193,915

Real Estate 1.2%
CBRE Services, Inc. 5.25%, due 3/15/25	4,405,000	4,955,621
Howard Hughes Corp. 5.375%, due 3/15/25 (c)	23,000,000	23,891,250

18	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate (continued)
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	$23,805,000	$24,638,175
Newmark Group, Inc. 6.125%, due 11/15/23	31,644,000	34,512,074
Realogy Group LLC / Realogy Co-Issuer Corp. 9.375%, due 4/1/27 (c)	25,898,000	25,444,785

		113,441,905

Real Estate Investment Trusts 4.1%
Crown Castle International Corp.
4.875%, due 4/15/22	2,000,000	2,127,260
5.25%, due 1/15/23	49,363,000	53,918,413
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	6,575,000	6,838,000
Equinix, Inc.
5.375%, due 1/1/22	20,391,000	20,792,703
5.375%, due 4/1/23	14,525,000	14,836,561
5.375%, due 5/15/27	57,435,000	62,316,975
5.75%, due 1/1/25	40,837,000	42,216,474
5.875%, due 1/15/26	47,725,000	50,693,495
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
5.625%, due 5/1/24	63,960,000	70,435,950
5.75%, due 2/1/27 (c)	25,800,000	29,154,000
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	22,025,000	23,181,312
Ryman Hospitality Properties, Inc. 4.75%, due 10/15/27 (c)	21,795,000	22,532,761

		399,043,904

Retail 3.5%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	53,326,000	55,059,095
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (c)	32,930,000	32,355,371
Cumberland Farms, Inc. 6.75%, due 5/1/25 (c)	23,097,000	24,755,365
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (c)	22,289,000	22,651,196
Group 1 Automotive, Inc.
5.00%, due 6/1/22	10,040,000	10,155,962
5.25%, due 12/15/23 (c)	9,305,000	9,537,625
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (c)
4.75%, due 6/1/27	12,287,000	12,820,870
5.00%, due 6/1/24	27,355,000	28,380,812

	Principal Amount	Value
Retail (continued)
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (continued)
5.25%, due 6/1/26	$34,750,000	$36,748,125
KGA Escrow, LLC 7.50%, due 8/15/23 (c)	17,755,000	18,909,075
L Brands, Inc.
5.625%, due 2/15/22	3,358,000	3,534,295
6.694%, due 1/15/27	10,587,000	10,428,195
Penske Automotive Group, Inc.
5.375%, due 12/1/24	7,000,000	7,192,500
5.50%, due 5/15/26	11,300,000	11,808,500
5.75%, due 10/1/22	27,491,000	27,834,638
TPro Acquisition Corp. 11.00%, due 10/15/24 (c)	10,000,000	9,650,000
Yum! Brands, Inc. 4.75%, due 1/15/30 (c)	14,650,000	15,364,188

		337,185,812

Semiconductors 0.3%
Micron Technology, Inc. 5.50%, due 2/1/25	26,142,000	26,890,332

Software 4.2%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (c)	7,500,000	7,950,000
Ascend Learning LLC 6.875%, due 8/1/25 (c)	27,000,000	28,248,750
Camelot Finance S.A. 4.50%, due 11/1/26 (c)	9,840,000	9,942,336
CDK Global, Inc.
4.875%, due 6/1/27	6,000,000	6,322,500
5.25%, due 5/15/29 (c)	14,500,000	15,397,187
5.875%, due 6/15/26	32,727,000	35,017,890
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	18,120,000	18,844,800
Fair Isaac Corp. 5.25%, due 5/15/26 (c)	14,750,000	16,003,750
IQVIA, Inc. (c)
5.00%, due 10/15/26	30,113,000	31,769,215
5.00%, due 5/15/27	10,000,000	10,600,000
MSCI, Inc. (c)
4.75%, due 8/1/26	13,290,000	13,920,611
5.25%, due 11/15/24	32,022,000	32,902,605
5.375%, due 5/15/27	22,685,000	24,216,237
5.75%, due 8/15/25	41,284,000	43,296,595
Open Text Corp. 5.875%, due 6/1/26 (c)	8,990,000	9,585,588
PTC, Inc. 6.00%, due 5/15/24	48,968,000	52,028,500
RP Crown Parent LLC 7.375%, due 10/15/24 (c)	26,090,000	27,063,418

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
SS&C Technologies, Inc. 5.50%, due 9/30/27 (c)	$24,595,000	$26,316,650

		409,426,632

Telecommunications 7.7%
CenturyLink, Inc.
5.80%, due 3/15/22	30,940,000	32,680,375
6.45%, due 6/15/21	10,000,000	10,525,000
CommScope Technologies LLC 6.00%, due 6/15/25 (c)	5,514,000	4,905,806
CommScope, Inc. (c)
6.00%, due 3/1/26	3,645,000	3,745,238
8.25%, due 3/1/27	29,010,000	27,479,142
Connect Finco SARL / Connect U.S. Finco LLC 6.75%, due 10/1/26 (c)	37,575,000	39,031,031
Frontier Communications Corp.
6.25%, due 9/15/21	16,315,000	7,668,050
10.50%, due 9/15/22	30,854,000	14,539,948
11.00%, due 9/15/25	25,926,000	12,152,813
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	21,850,000	23,406,812
6.625%, due 8/1/26	19,275,000	20,865,187
7.625%, due 6/15/21	26,000,000	28,015,000
Inmarsat Finance PLC (c)
4.875%, due 5/15/22	23,320,000	23,553,200
6.50%, due 10/1/24	13,000,000	13,669,500
Level 3 Financing, Inc.
5.375%, due 5/1/25	21,200,000	21,915,500
5.625%, due 2/1/23	11,000,000	11,110,000
QualityTech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (c)	23,451,000	24,506,295
Sprint Capital Corp.
6.875%, due 11/15/28	98,785,000	107,644,039
8.75%, due 3/15/32	12,780,000	15,583,676
Sprint Communications, Inc.
7.00%, due 3/1/20 (c)	25,490,000	25,862,154
9.25%, due 4/15/22	6,024,000	6,912,540
Sprint Corp. 7.875%, due 9/15/23	43,100,000	47,571,625
T-Mobile USA, Inc.
4.00%, due 4/15/22 (g)	3,000,000	3,096,630
4.75%, due 2/1/28	31,435,000	33,124,631
5.125%, due 4/15/25	26,615,000	27,654,316
5.375%, due 4/15/27	33,000,000	35,475,000
6.00%, due 4/15/24	15,315,000	15,889,313
6.375%, due 3/1/25	37,982,000	39,414,301
6.50%, due 1/15/24	14,485,000	15,046,294
6.50%, due 1/15/26	45,400,000	48,582,540

		741,625,956

	Principal Amount	Value
Textiles 0.3%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (c)	$37,879,000	$33,002,079

Toys, Games & Hobbies 0.6%
Mattel, Inc. 6.75%, due 12/31/25 (c)	56,645,000	59,123,219

Transportation 0.1%
Teekay Corp. 9.25%, due 11/15/22 (c)	6,000,000	6,210,000

Trucking & Leasing 0.2%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (c)	18,100,000	18,846,625

Total Corporate Bonds (Cost $8,662,648,575)		8,764,113,869

Loan Assignments 2.4%
Auto Parts & Equipment 0.2%
Adient U.S. LLC Term Loan B 6.459% (3 Month LIBOR + 4.25%), due 5/6/24 (k)	7,481,250	7,291,099
Dealer Tire LLC 2018 Term Loan B 7.286% (1 Month LIBOR + 5.50%), due 12/12/25 (k)	9,950,000	9,937,563

		17,228,662

Banks 0.3%
Jane Street Group LLC 2018 Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 8/25/22 (k)	34,490,001	34,274,438

Diversified Financial Services 0.1%
Jefferies Finance LLC 2019 Term Loan 5.75% (1 Month LIBOR + 3.75%), due 6/3/26 (k)	9,975,000	9,787,969

Healthcare, Education & Childcare 0.1%
Jaguar Holding Co. II 2018 Term Loan 4.286% (1 Month LIBOR + 2.50%), due 8/18/22 (k)	14,893,729	14,853,396

20	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Insurance 0.1%
USI, Inc. 2017 Repriced Term Loan 5.104% (3 Month LIBOR + 3.00%), due 5/16/24 (k)	$12,908,822	$12,517,530

Internet 0.1%
NASCAR Holdings, Inc. Term Loan B 4.628% (1 Month LIBOR + 2.75%), due 10/19/26 (k)	6,000,000	6,026,664

Metal Fabricate & Hardware 0.1%
Neenah Foundry Co. (k) 2017 Term Loan 8.363% (2 Month LIBOR + 6.50%), due 12/13/22	5,105,259	4,952,101
8.587% (2 Month LIBOR + 6.50%), due 12/13/22	4,284,018	4,155,498

		9,107,599

Mining 0.1%
Aleris International, Inc. 2018 Term Loan 6.536% (1 Month LIBOR + 4.75%), due 2/27/23 (k)	4,900,189	4,897,126

Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 3/2/20 (b)(d)(e)	16,636,467	16,636,467

Retail 0.0%‡
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.036% (1 Month LIBOR + 2.25%), due 2/16/24 (k)	4,789,154	4,792,148

Retail Stores 0.7%
Bass Pro Group LLC Term Loan B 6.786% (1 Month LIBOR + 5.00%), due 9/25/24 (k)	70,901,430	67,852,668

Software 0.3%
Ascend Learning LLC 2017 Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 7/12/24 (k)	5,972,075	5,924,794

	Principal Amount	Value
Software (continued)
RP Crown Parent LLC 2016 Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 10/12/23 (k)	$19,862,167	$19,812,511

		25,737,305

Transportation 0.1%
Commercial Barge Line Co. (k) 2015 1st Lien Term Loan 10.613% (2 Month LIBOR + 8.75%), due 11/12/20	331,701	167,509
10.677% (3 Month LIBOR + 8.75%), due 11/12/20	21,560,549	10,888,077

		11,055,586

Total Loan Assignments (Cost $244,868,255)		234,767,558

Total Long-Term Bonds (Cost $8,951,069,476)		9,039,988,404

	Shares
Common Stocks 1.7%
Auto Parts & Equipment 0.1%
American Tire Distributors, Inc. (b)(d)(e)(l)	142,545	3,991,260
Exide Technologies (b)(d)(e)(f)(l)	7,338,430	6,898,124

		10,889,384

Electric Utilities 0.1%
Keycon Power Holdings LLC (e)(l)	38,680	11,604,000

Independent Power & Renewable Electricity Producers 0.9%
GenOn Energy, Inc. (f)(l)	386,241	85,938,622
PetroQuest Energy, Inc. (b)(d)(e)	2,314,883	0

		85,938,622

Media 0.0%‡
ION Media Networks, Inc. (b)(d)(e)(f)(l)	2,287	907,138

Metals & Mining 0.1%
Neenah Enterprises, Inc. (b)(d)(e)(l)	720,961	9,898,795

Oil, Gas & Consumable Fuels 0.5%
Talos Energy, Inc. (l)	2,074,193	44,657,375
Titan Energy LLC (l)	91,174	3,374

		44,660,749

Software 0.0%‡
ASG Corp. (b)(d)(e)(l)	12,502	0

Total Common Stocks (Cost $206,145,111)		163,898,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Exchange-Traded Funds 0.4% (l)
iShares Gold Trust	618,700	$8,946,402
SPDR Gold Shares	189,000	26,919,270

Total Exchange-Traded Funds (Cost $28,668,073)		35,865,672

Short-Term Investments 3.4%
Unaffiliated Investment Companies 3.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (m)	304,364,357	304,364,357
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (m)(n)	24,350,755	24,350,755

Total Short-Term Investments (Cost $328,715,112)		328,715,112

Total Investments (Cost $9,514,597,772)	99.1%	9,568,467,876
Other Assets, Less Liabilities	0.9	84,319,239
Net Assets	100.0%	$9,652,787,115

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued securities was $222,833,251, which represented 2.3% of the Fund’s net assets.

(e)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $244,167,099, which represented 2.5% of the Fund’s net assets. (Unaudited)

(f)	Restricted security. (See Note 5)

(g)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $23,794,919. The Fund received cash collateral with a value of $24,350,755 (See Note 2(H)).

(h)	Issue in non-accrual status.

(i)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2019.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(l)	Non-income producing security.

(m)	Current yield as of October 31, 2019.

(n)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$13,367,268	$27,739,709	$41,106,977
Corporate Bonds (c)	—	8,607,352,111	156,761,758	8,764,113,869
Loan Assignments (d)	—	218,131,091	16,636,467	234,767,558

Total Long-Term Bonds	—	8,838,850,470	201,137,934	9,039,988,404

Common Stocks (e)	56,264,749	85,938,622	21,695,317	163,898,688
Exchange-Traded Funds	35,865,672	—	—	35,865,672
Short-Term Investments
Unaffiliated Investment Companies	328,715,112	—	—	328,715,112

Total Investments in Securities	$420,845,533	$8,924,789,092	$222,833,251	$9,568,467,876

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

22	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	The Level 3 securities valued at $27,728,150 and $11,559 are held in Auto Parts & Equipment and Mining, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)

The Level 3 securities valued at $127,969,758, $21,050,000 and $7,742,000 are held in Auto Parts & Equipment, Media and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The level 3 security valued at $16,636,467 is held in Oil and Gas within the Loan Assignments section of the Portfolio Investments.

(e)

The Level 3 securities valued at $10,889,384, $0, $907,138, $9,898,795 and $0 are held in Auto Parts & Equipment, Independent Power & Renewable Electricity Producers, Media, Metals & Mining and Software, respectively, within the Common Stocks section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2019 (b)
Long-Term Bonds
Convertible Bonds	$64,572,095	$1,424,658	$(69,318,629)	$29,614,054	$37,288,090	(a)	$(35,840,559)	$—	$—	$27,739,709	$(2,627,653)
Corporate Bonds	117,209,602	(1,437,892)	(12,109,787)	(29,055,966)	177,088,031	(a)	(94,932,230)	—	—	156,761,758	(31,039,425)
Loan Assignments	10,481,625	—	—	—	16,636,467		—	—	(10,481,625)	16,636,467	—
Common Stocks	17,799,374	—	—	(17,204,185)	21,100,128		—	—	—	21,695,317	(17,204,185)

Total	$210,062,696	$(13,234)	$(81,428,416)	$(16,646,097)	$252,112,716		$(130,772,789)	$—	$(10,481,625)	$222,833,251	$(50,871,263)

(a)	Purchases include PIK securities.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of October 31, 2019, a loan assignment with a market value of $10,481,625 transferred from Level 3 to Level 2 as the the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of October 31, 2018, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $9,514,597,772) including securities on loan of $23,794,919	$9,568,467,876
Receivables:
Interest	152,688,721
Fund shares sold	27,513,083
Investment securities sold	14,791,646
Securities lending	17,632
Other assets	151,915

Total assets	9,763,630,873

Liabilities
Due to custodian	542,407
Cash collateral received for securities on loan	24,350,755
Payables:
Investment securities purchased	57,369,241
Fund shares redeemed	16,002,230
Manager (See Note 3)	4,456,290
Transfer agent (See Note 3)	2,041,215
NYLIFE Distributors (See Note 3)	1,136,045
Shareholder communication	612,256
Professional fees	147,009
Custodian	35,594
Trustees	17,675
Accrued expenses	104,061
Dividend payable	4,028,980

Total liabilities	110,843,758

Net assets	$9,652,787,115

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$17,211,907
Additional paid-in capital	9,863,988,651

9,881,200,558
Total distributable earnings (loss)	(228,413,443)

Net assets	$9,652,787,115

Class A
Net assets applicable to outstanding shares	$3,405,586,633

Shares of beneficial interest outstanding	607,160,000

Net asset value per share outstanding	$5.61
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price per share outstanding	$5.87

Investor Class
Net assets applicable to outstanding shares	$162,260,377

Shares of beneficial interest outstanding	28,701,187

Net asset value per share outstanding	$5.65
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$5.92

Class B
Net assets applicable to outstanding shares	$63,517,160

Shares of beneficial interest outstanding	11,375,603

Net asset value and offering price per share outstanding	$5.58

Class C
Net assets applicable to outstanding shares	$373,759,760

Shares of beneficial interest outstanding	66,906,558

Net asset value and offering price per share outstanding	$5.59

Class I
Net assets applicable to outstanding shares	$3,451,487,275

Shares of beneficial interest outstanding	614,942,874

Net asset value and offering price per share outstanding	$5.61

Class R1
Net assets applicable to outstanding shares	$52,873

Shares of beneficial interest outstanding	9,438

Net asset value and offering price per share outstanding	$5.60

Class R2
Net assets applicable to outstanding shares	$13,865,558

Shares of beneficial interest outstanding	2,471,433

Net asset value and offering price per share outstanding	$5.61

Class R3
Net assets applicable to outstanding shares	$1,280,627

Shares of beneficial interest outstanding	228,547

Net asset value and offering price per share outstanding	$5.60

Class R6
Net assets applicable to outstanding shares	$2,180,976,852

Shares of beneficial interest outstanding	389,395,047

Net asset value and offering price per share outstanding	$5.60

24	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$565,209,716
Dividends	1,207,604
Securities lending	372,735
Other	1,455,699

Total income	568,245,754

Expenses
Manager (See Note 3)	50,073,114
Distribution/Service—Class A (See Note 3)	8,310,941
Distribution/Service—Investor Class (See Note 3)	402,404
Distribution/Service—Class B (See Note 3)	714,360
Distribution/Service—Class C (See Note 3)	4,518,995
Distribution/Service—Class R2 (See Note 3)	30,669
Distribution/Service—Class R3 (See Note 3)	4,276
Transfer agent (See Note 3)	11,998,098
Shareholder communication	1,752,271
Professional fees	636,367
Registration	329,266
Trustees	227,518
Custodian	83,167
Shareholder service (See Note 3)	13,171
Miscellaneous	352,606

Total expenses	79,447,223

Net investment income (loss)	488,798,531

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(93,603,555)
Net change in unrealized appreciation (depreciation) on investments	274,010,854

Net realized and unrealized gain (loss) on investments	180,407,299

Net increase (decrease) in net assets resulting from operations	$669,205,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$488,798,531	$488,564,779
Net realized gain (loss) on investments	(93,603,555)	111,820,287
Net change in unrealized appreciation (depreciation) on investments	274,010,854	(468,251,250)

Net increase (decrease) in net assets resulting from operations	669,205,830	132,133,816

Distributions to shareholders:
Class A	(174,086,103)	(183,893,283)
Investor Class	(8,349,190)	(8,500,000)
Class B	(3,177,793)	(4,233,276)
Class C	(19,959,506)	(27,573,908)
Class I	(180,095,815)	(215,711,694)
Class R1	(2,575)	(2,823)
Class R2	(634,929)	(434,175)
Class R3	(42,832)	(24,035)
Class R6	(106,629,614)	(54,203,430)

	(492,978,357)	(494,576,624)

Distributions to shareholders from return of capital:
Class A	(14,976,081)	(15,921,400)
Investor Class	(718,255)	(735,926)
Class B	(273,376)	(366,515)
Class C	(1,717,054)	(2,387,337)
Class I	(15,493,078)	(18,676,225)
Class R1	(221)	(244)
Class R2	(54,621)	(37,591)
Class R3	(3,685)	(2,081)
Class R6	(9,173,011)	(4,692,909)

	(42,409,382)	(42,820,228)

Total distributions to shareholders	(535,387,739)	(537,396,852)

Capital share transactions:
Net proceeds from sale of shares	4,156,205,964	2,389,951,877
Net asset value of shares issued to shareholders in reinvestment of distributions	485,322,513	488,685,533
Cost of shares redeemed	(3,830,355,865)	(4,146,270,831)

Increase (decrease) in net assets derived from capital share transactions	811,172,612	(1,267,633,421)

Net increase (decrease) in net assets	944,990,703	(1,672,896,457)

Net Assets
Beginning of year	8,707,796,412	10,380,692,869

End of year	$9,652,787,115	$8,707,796,412

26	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$5.52	$5.77	$5.74	$5.57	$5.93

Net investment income (loss) (a)	0.29	0.29	0.30	0.33	0.31

Net realized and unrealized gain (loss) on investments	0.12	(0.22)	0.09	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—

Total from investment operations	0.41	0.07	0.39	0.53	0.00 ‡

Less dividends and distributions:

From net investment income	(0.29)	(0.29)	(0.31)	(0.34)	(0.31)

Return of capital	(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total dividends and distributions	(0.32)	(0.32)	(0.36)	(0.36)	(0.36)

Net asset value at end of year	$5.61	$5.52	$5.77	$5.74	$5.57

Total investment return (b)	7.58%	1.29%	6.91%	9.96%	0.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.21%	5.15%	5.25%	5.98%	5.45%

Net expenses (c)	0.99%	0.99%	0.97%	0.95%	0.96%

Portfolio turnover rate	30%	30%	43%	41%	38%

Net assets at end of year (in 000’s)	$3,405,587	$3,290,659	$3,683,113	$3,551,864	$3,364,517

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$5.57	$5.82	$5.79	$5.62	$5.99

Net investment income (loss) (a)	0.29	0.29	0.30	0.33	0.31

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.09	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—

Total from investment operations	0.40	0.07	0.39	0.53	(0.00)‡

Less dividends and distributions:

From net investment income	(0.29)	(0.29)	(0.31)	(0.34)	(0.32)

Return of capital	(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total dividends and distributions	(0.32)	(0.32)	(0.36)	(0.36)	(0.37)

Net asset value at end of year	$5.65	$5.57	$5.82	$5.79	$5.62

Total investment return (b)	7.33%	1.29%	6.90%	9.91%	(0.07%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.15%	5.12%	5.21%	5.90%	5.39%

Net expenses (c)	1.05%	1.03%	1.02%	1.03%	1.02%

Portfolio turnover rate	30%	30%	43%	41%	38%

Net assets at end of year (in 000’s)	$162,260	$159,970	$167,139	$287,493	$282,451

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016	2015

Net asset value at beginning of year	$5.50	$5.74	$5.71	$5.54	$5.90

Net investment income (loss) (a)	0.24	0.25	0.26	0.28	0.27

Net realized and unrealized gain (loss) on investments	0.11	(0.21)	0.08	0.20	(0.32)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—

Total from investment operations	0.35	0.04	0.34	0.48	(0.05)

Less dividends and distributions:

From net investment income	(0.25)	(0.26)	(0.27)	(0.29)	(0.26)

Return of capital	(0.02)	(0.02)	(0.04)	(0.02)	(0.05)

Total dividends and distributions	(0.27)	(0.28)	(0.31)	(0.31)	(0.31)

Net asset value at end of year	$5.58	$5.50	$5.74	$5.71	$5.54

Total investment return (b)	6.52%	0.64%	6.06%	8.85%	(0.60%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.41%	4.37%	4.47%	5.16%	4.64%

Net expenses (c)	1.80%	1.78%	1.77%	1.78%	1.77%

Portfolio turnover rate	30%	30%	43%	41%	38%

Net assets at end of year (in 000’s)	$63,517	$81,221	$108,263	$132,509	$139,683

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$5.50	$5.74	$5.72	$5.55	$5.90

Net investment income (loss) (a)	0.24	0.25	0.26	0.28	0.27

Net realized and unrealized gain (loss) on investments	0.12	(0.21)	0.07	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—

Total from investment operations	0.36	0.04	0.33	0.48	(0.04)

Less dividends and distributions:

From net investment income	(0.25)	(0.26)	(0.27)	(0.29)	(0.26)

Return of capital	(0.02)	(0.02)	(0.04)	(0.02)	(0.05)

Total dividends and distributions	(0.27)	(0.28)	(0.31)	(0.31)	(0.31)

Net asset value at end of year	$5.59	$5.50	$5.74	$5.72	$5.55

Total investment return (b)	6.71%	0.64%	5.87%	9.04%	(0.60%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.41%	4.36%	4.45%	5.15%	4.64%

Net expenses (c)	1.80%	1.78%	1.77%	1.78%	1.77%

Portfolio turnover rate	30%	30%	43%	41%	38%

Net assets at end of year (in 000’s)	$373,760	$550,819	$676,463	$678,364	$679,392

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$5.53	$5.78	$5.75	$5.58	$5.94

Net investment income (loss) (a)	0.30	0.31	0.32	0.34	0.33

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.08	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—

Total from investment operations	0.41	0.09	0.40	0.54	0.02

Less dividends and distributions:

From net investment income	(0.30)	(0.31)	(0.32)	(0.35)	(0.33)

Return of capital	(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total dividends and distributions	(0.33)	(0.34)	(0.37)	(0.37)	(0.38)

Net asset value at end of year	$5.61	$5.53	$5.78	$5.75	$5.58

Total investment return (b)	7.68%	1.57%	7.17%	10.23%	0.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.45%	5.40%	5.51%	6.23%	5.70%

Net expenses (c)	0.74%	0.74%	0.72%	0.70%	0.71%

Portfolio turnover rate	30%	30%	43%	41%	38%

Net assets at end of year (in 000’s)	$3,451,487	$3,709,306	$4,067,560	$5,313,266	$4,844,891

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R1	2019	2018	2017	2016	2015

Net asset value at beginning of year	$5.52	$5.77	$5.74	$5.57	$5.93

Net investment income (loss) (a)	0.30	0.30	0.32	0.34	0.32

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.07	0.19	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—

Total from investment operations	0.41	0.08	0.39	0.53	0.01

Less dividends and distributions:

From net investment income	(0.30)	(0.30)	(0.31)	(0.34)	(0.32)

Return of capital	(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total dividends and distributions	(0.33)	(0.33)	(0.36)	(0.36)	(0.37)

Net asset value at end of year	$5.60	$5.52	$5.77	$5.74	$5.57

Total investment return (b)	7.58%	1.46%	7.07%	10.13%	0.21%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.36%	5.25%	5.48%	6.11%	5.60%

Net expenses (c)	0.84%	0.84%	0.82%	0.80%	0.81%

Portfolio turnover rate	30%	30%	43%	41%	38%

Net assets at end of year (in 000’s)	$53	$72	$37	$59	$39

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019	2018	2017	2016	2015

Net asset value at beginning of year	$5.52	$5.77	$5.74	$5.57	$5.93

Net investment income (loss) (a)	0.28	0.29	0.30	0.32	0.31

Net realized and unrealized gain (loss) on investments	0.12	(0.22)	0.08	0.20	(0.31)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	0.00 ‡	—

Total from investment operations	0.40	0.07	0.38	0.52	(0.00)‡

Less dividends and distributions:

From net investment income	(0.29)	(0.29)	(0.30)	(0.33)	(0.31)

Return of capital	(0.02)	(0.03)	(0.05)	(0.02)	(0.05)

Total dividends and distributions	(0.31)	(0.32)	(0.35)	(0.35)	(0.36)

Net asset value at end of year	$5.61	$5.52	$5.77	$5.74	$5.57

Total investment return (b)	7.49%	1.20%	6.80%	9.83%	(0.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.10%	5.06%	5.16%	5.89%	5.35%

Net expenses (c)	1.09%	1.09%	1.07%	1.05%	1.06%

Portfolio turnover rate	30%	30%	43%	41%	38%

Net assets at end of year (in 000’s)	$13,866	$11,116	$9,562	$10,917	$10,084

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2019	2018	2017	2016

Net asset value at beginning of period	$5.52	$5.77	$5.74	$5.17

Net investment income (loss) (a)	0.27	0.27	0.28	0.20

Net realized and unrealized gain (loss) on investments	0.11	(0.22)	0.09	0.60

Total from investment operations	0.38	0.05	0.37	0.80

Less dividends and distributions:

From net investment income	(0.28)	(0.28)	(0.29)	(0.21)

Return of capital	(0.02)	(0.02)	(0.05)	(0.02)

Total dividends and distributions	(0.30)	(0.30)	(0.34)	(0.23)

Net asset value at end of period	$5.60	$5.52	$5.77	$5.74

Total investment return (b)	7.03%	0.96%	6.58%	15.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.84%	4.77%	4.81%	5.40%††

Net expenses (c)	1.34%	1.34%	1.32%	1.30%††

Portfolio turnover rate	30%	30%	43%	41%

Net assets at end of period (in 000’s)	$1,281	$606	$392	$130

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R6	2019	2018	2017	2016	2015

Net asset value at beginning of year	$5.52	$5.77	$5.74	$5.58	$5.94

Net investment income (loss) (a)	0.31	0.31	0.32	0.35	0.34

Net realized and unrealized gain (loss) on investments	0.11	(0.21)	0.09	0.19	(0.31)

Total from investment operations	0.42	0.10	0.41	0.54	0.03

Less dividends and distributions:

From net investment income	(0.31)	(0.32)	(0.33)	(0.36)	(0.34)

Return of capital	(0.03)	(0.03)	(0.05)	(0.02)	(0.05)

Total dividends and distributions	(0.34)	(0.35)	(0.38)	(0.38)	(0.39)

Net asset value at end of year	$5.60	$5.52	$5.77	$5.74	$5.58

Total investment return (b)	7.84%	1.71%	7.36%	10.24%	0.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.60%	5.54%	5.45%	6.23%	5.84%

Net expenses (c)	0.58%	0.58%	0.58%	0.58%	0.58%

Portfolio turnover rate	30%	30%	43%	41%	38%

Net assets at end of year (in 000’s)	$2,180,977	$904,028	$1,668,163	$53,712	$15,017

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased.

Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to

32	MainStay MacKay High Yield Corporate Bond Fund

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the

33

Notes to Financial Statements (continued)

relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held that were fair valued in such manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/19*	Valuation Technique	Unobservable Inputs	Inputs/ Range

Convertible Bonds	$27,728,150	Income Approach	Spread Adjustment	12.75%

	11,559	Income Approach	Liquidity Discount	100bps

			Subordination Discount	150bps

Corporate Bonds	127,969,758	Income Approach	Spread Adjustment	1.18%– 6.03%

	7,742,000	Market Approach	Implied natural gas price	$2.25

			Enterprise Value	$81.00

Loan Assignment	16,636,467	Market Approach	Implied natural gas price	$2.25

			Enterprise Value	$81.00

Common Stocks	6,898,124	Market Approach	Estimated Enterprise Value	$848.1m– $974.0m

			Estimated Volatility	25.00%

	0	Market Approach	Implied natural gas price	$2.25

			Enterprise Value	$81.00

	907,138	Market Approach	EBITDA Multiple	6.00x

	9,898,795	Market Approach	EBITDA Multiple	5.75x

			Discount Rate	10.00%

	0	Qualitative Assessment		$0.00

	$197,791,991

*

The table above does not include Level 3 investments that were valued by a broker without adjustment. As of October 31, 2019, the value of these investments was $25,041,260. The inputs for these investments were not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might

34	MainStay MacKay High Yield Corporate Bond Fund

prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally

35

Notes to Financial Statements (continued)

have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2019, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $23,794,919 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $24,350,755.

(I)  Debt Securities and Loan Risk.  The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an

36	MainStay MacKay High Yield Corporate Bond Fund

amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.55% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $50,073,114 and paid the Subadvisor in the amount of $24,564,436.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect,

wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$48
Class R2	12,268
Class R3	855

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $639,279 and $75,165, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $46,211, $2, $85,411 and $14,183, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year

37

Notes to Financial Statements (continued)

ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$5,266,605
Investor Class	348,764
Class B	154,662
Class C	977,235
Class I	5,229,808
Class R1	76
Class R2	19,579
Class R3	1,369

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$509,246	0.0	%‡
Class R1	37,777	71.4

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$9,516,576,876	$393,604,788	$(341,713,788)	$51,891,000

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(269,666,525)	$(10,637,918)	$51,891,000	$(228,413,443)

The difference between book basis and tax basis unrealized gain/loss is primarily due to wash sales.

The other temporary differences are primarily due to interest accruals on defaulted securities.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$3,643	$(3,643)

The reclassifications for the Fund are primarily due to prior year post financial statement adjustments.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $269,666,525 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$19,612	$250,054

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$492,978,357	$494,576,624
Return of Capital	42,409,382	42,820,228
Total	$535,387,739	$537,396,852

38	MainStay MacKay High Yield Corporate Bond Fund

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of October 31, 2019, the Fund held the following restricted securities.

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/19 Value	Percent of Net Assets

Aleris International, Inc. Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$11,169	$11,559	0.0	%‡

Exide Technologies Common Stock	4/30/15-6/26/19	7,338,430	60,030,658	6,898,124	0.1

GenOn Energy, Inc. Common Stock	12/14/2018	386,241	43,250,890	85,938,622	0.9

ION Media Networks, Inc. Common Stock	3/12/10-9/29/17	2,287	13,572	907,138	0.0	‡

Rex Energy Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/03/2018	$124,195,000	—	310,488	0.0	‡

Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$20,000,000	19,759,012	21,050,000	0.2
Total	—	—	$123,065,301	$115,115,931	1.2%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $3,445,451 and $2,620,334, respectively.

39

Notes to Financial Statements (continued)

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	109,026,669	$609,230,133
Shares issued to shareholders in reinvestment of dividends and distributions	29,125,162	161,795,187
Shares redeemed	(135,631,071)	(754,132,210)

Net increase (decrease) in shares outstanding before conversion	2,520,760	16,893,110
Shares converted into Class A (See Note 1)	11,659,035	64,979,916
Shares converted from Class A (See Note 1)	(2,901,647)	(16,231,977)

Net increase (decrease)	11,278,148	$65,641,049

Year ended October 31, 2018:
Shares sold	81,948,283	$465,649,820
Shares issued to shareholders in reinvestment of dividends and distributions	30,329,032	171,300,889
Shares redeemed	(158,819,289)	(900,311,177)

Net increase (decrease) in shares outstanding before conversion	(46,541,974)	(263,360,468)
Shares converted into Class A (See Note 1)	5,744,195	32,610,430
Shares converted from Class A (See Note 1)	(1,592,187)	(8,989,832)

Net increase (decrease)	(42,389,966)	$(239,739,870)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	5,791,537	$32,673,618
Shares issued to shareholders in reinvestment of dividends and distributions	1,538,599	8,616,122
Shares redeemed	(5,534,938)	(31,190,804)

Net increase (decrease) in shares outstanding before conversion	1,795,198	10,098,936
Shares converted into Investor Class (See Note 1)	2,396,950	13,491,296
Shares converted from Investor Class (See Note 1)	(4,225,489)	(23,777,106)

Net increase (decrease)	(33,341)	$(186,874)

Year ended October 31, 2018:
Shares sold	3,462,654	$19,807,574
Shares issued to shareholders in reinvestment of dividends and distributions	1,534,158	8,733,134
Shares redeemed	329,300	1,761,792

Net increase (decrease) in shares outstanding before conversion	5,326,112	30,302,500
Shares converted into Investor Class (See Note 1)	1,908,695	10,887,820
Shares converted from Investor Class (See Note 1)	(7,232,626)	(41,236,187)

Net increase (decrease)	2,181	$(45,867)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,087,084	$6,091,354
Shares issued to shareholders in reinvestment of dividends and distributions	566,778	3,131,419
Shares redeemed	(3,842,049)	(21,308,958)

Net increase (decrease) in shares outstanding before conversion	(2,188,187)	(12,086,185)
Shares converted from Class B (See Note 1)	(1,211,970)	(6,700,688)

Net increase (decrease)	(3,400,157)	$(18,786,873)

Year ended October 31, 2018:
Shares sold	241,451	$1,359,738
Shares issued to shareholders in reinvestment of dividends and distributions	726,768	4,087,799
Shares redeemed	(3,336,932)	(18,825,570)

Net increase (decrease) in shares outstanding before conversion	(2,368,713)	(13,378,033)
Shares converted from Class B (See Note 1)	(1,708,658)	(9,645,332)

Net increase (decrease)	(4,077,371)	$(23,023,365)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	4,723,186	$26,187,539
Shares issued to shareholders in reinvestment of dividends and distributions	3,506,055	19,364,942
Shares redeemed	(35,272,423)	(195,600,323)

Net increase (decrease) in shares outstanding before conversion	(27,043,182)	(150,047,842)
Shares converted from Class C (See Note 1)	(6,213,278)	(34,434,490)

Net increase (decrease)	(33,256,460)	$(184,482,332)

Year ended October 31, 2018:
Shares sold	6,368,864	$36,031,045
Shares issued to shareholders in reinvestment of dividends and distributions	4,736,234	26,644,143
Shares redeemed	(28,673,897)	(161,805,598)

Net increase (decrease) in shares outstanding before conversion	(17,568,799)	(99,130,410)
Shares converted from Class C (See Note 1)	(19,545)	(111,523)

Net increase (decrease)	(17,588,344)	$(99,241,933)

40	MainStay MacKay High Yield Corporate Bond Fund

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	369,778,310	$2,055,115,359
Shares issued to shareholders in reinvestment of dividends and distributions	31,677,016	176,272,793
Shares redeemed	(349,772,567)	(1,938,607,921)

Net increase (decrease) in shares outstanding before conversion	51,682,759	292,780,231
Shares converted into Class I (See Note 1)	1,803,168	10,045,070
Shares converted from Class I (See Note 1)	(109,697,991)	(600,048,104)

Net increase (decrease)	(56,212,064)	$(297,222,803)

Year ended October 31, 2018:
Shares sold	245,498,090	$1,396,789,903
Shares issued to shareholders in reinvestment of dividends and distributions	38,706,098	218,802,565
Shares redeemed	(314,348,256)	(1,783,949,641)

Net increase (decrease) in shares outstanding before conversion	(30,144,068)	(168,357,173)
Shares converted into Class I (See Note 1)	391,168	2,200,247
Shares converted from Class I (See Note 1)	(3,296,534)	(18,850,230)

Net increase (decrease)	(33,049,434)	$(185,007,156)

Class R1	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,657	$9,192
Shares issued to shareholders in reinvestment of dividends and distributions	504	2,796
Shares redeemed	(5,695)	(31,491)

Net increase (decrease)	(3,534)	$(19,503)

Year ended October 31, 2018:
Shares sold	10,062	$56,569
Shares issued to shareholders in reinvestment of dividends and distributions	545	3,067
Shares redeemed	(4,085)	(23,088)

Net increase (decrease)	6,522	$36,548

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	829,133	$4,598,857
Shares issued to shareholders in reinvestment of dividends and distributions	106,098	590,024
Shares redeemed	(476,028)	(2,623,840)

Net increase (decrease)	459,203	$2,565,041

Year ended October 31, 2018:
Shares sold	1,044,931	$5,911,911
Shares issued to shareholders in reinvestment of dividends and distributions	67,315	379,990
Shares redeemed	(752,554)	(4,287,056)

Net increase (decrease) in shares outstanding before conversion	359,692	2,004,845
Shares converted from Class R2 (See Note 1)	(3,959)	(22,765)

Net increase (decrease)	355,733	$1,982,080

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	121,247	$675,686
Shares issued to shareholders in reinvestment of dividends and distributions	7,957	44,264
Shares redeemed	(9,822)	(55,038)

Net increase (decrease) in shares outstanding before conversion	119,382	664,912
Shares converted from Class R3 (See Note 1)	(607)	(3,230)

Net increase (decrease)	118,775	$661,682

Year ended October 31, 2018:
Shares sold	72,058	$405,797
Shares issued to shareholders in reinvestment of dividends and distributions	4,011	22,580
Shares redeemed	(34,326)	(194,435)

Net increase (decrease)	41,743	$233,942

41

Notes to Financial Statements (continued)

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	255,911,222	$1,421,624,226
Shares issued to shareholders in reinvestment of dividends and distributions	20,797,362	115,504,966
Shares redeemed	(159,723,301)	(886,805,280)

Net increase (decrease) in shares outstanding before conversion	116,985,283	650,323,912
Shares converted into Class R6 (See Note 1)	109,898,841	600,047,709
Shares converted from Class R6 (See Note 1)	(1,330,027)	(7,368,396)

Net increase (decrease)	225,554,097	$1,243,003,225

Year ended October 31, 2018:
Shares sold	82,006,063	$463,939,520
Shares issued to shareholders in reinvestment of dividends and distributions	10,375,321	58,711,366
Shares redeemed	(223,634,790)	(1,278,636,058)

Net increase (decrease) in shares outstanding before conversion	(131,253,406)	(755,985,172)
Shares converted into Class R6 (See Note 1)	7,245,330	41,236,187
Shares converted from Class R6 (See Note 1)	(1,420,510)	(8,078,815)

Net increase (decrease)	(125,428,586)	$(722,827,800)

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay MacKay High Yield Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Corporate Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2019, the Fund designated approximately $1,207,889 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 0.25% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

44	MainStay MacKay High Yield Corporate Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

46	MainStay MacKay High Yield Corporate Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay MacKay High Yield Corporate Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717584 MS159-19	MSHY11-12/19 (NYLIM) NL212

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares[4]	No Sales Charge	1/3/1995	1.84%	0.68%	0.35%	0.57%
Investor Class Shares[4]	No Sales Charge	2/28/2008	1.59	0.56	0.28	0.84
Class B Shares[2,4]	No Sales Charge	5/1/1986	1.59	0.56	0.28	0.84
Class C Shares[4]	No Sales Charge	9/1/1998	1.60	0.56	0.28	0.84

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.

As of October 31, 2019, MainStay Money Market Fund had an effective 7-day yield of 1.38% for Class A, 1.19% for Investor Class, 1.15% for Class B, and 1.19% for Class C shares. The 7-day current yield was 1.37% for Class A, 1.18% for Investor Class, 1.14% for Class B, and 1.18% for Class C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 1.38%, 1.11%, 0.99% and 1.11%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been 1.37%, 1.11%, 0.99% and 1.11%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Average Lipper Money Market Fund[5]	1.93%	0.78%	0.41%
Morningstar Prime Money Market Category Average[6]	1.99	0.80	0.42

5.

The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

6.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,008.80	$2.84	$1,022.38	$2.85	0.56%

Investor Class Shares	$1,000.00	$1,007.60	$4.05	$1,021.17	$4.08	0.80%

Class B Shares	$1,000.00	$1,007.60	$4.05	$1,021.17	$4.08	0.80%

Class C Shares	$1,000.00	$1,007.60	$4.05	$1,021.17	$4.08	0.80%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

As of October 31, 2019, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 1.38% and a 7-day current yield of 1.37%. For the 12 months ended October 31, 2019, Class A shares returned 1.84%, underperforming the 1.93% return of the Average Lipper Money Market Fund. Over the same period, Class A shares also underperformed the 1.99% return of the Morningstar Prime Money Market Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Amid a negative shift in investor sentiment and a growing uncertainty about future economic growth, the U.S. Federal Reserve (“Fed”) implemented the first in a series of cautionary interest rate cuts in July 2019. Two further cuts were made in September and October 2019. Additionally, there was a somewhat significant but short-lived dislocation in the repurchase agreement (repo) funding market in September 2019. This “repocalypse”, as it has been called, was credited to heavy Treasury settlements on top of an outflow of money fund cash for the purpose of corporate tax payments. In effect, a lack of liquidity caused a spike in overnight lending rates. Ultimately, the Fed was able to quell this instability by injecting liquidity into the markets using Open Market Operations. Aside from this temporary phenomenon, the lower yields and spreads2 theme that began during the last reporting period continued through October 2019. The Fund’s relative returns followed suit.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration strategy was to get modestly longer compared to the Average Lipper Money Market Fund. However, the

regulatory liquidity requirements of a money market fund made it difficult to extend duration meaningfully in practice. The final duration was unchanged from the prior reporting period at 15 days.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The floating rate debt and repurchase agreement sectors were the strongest positive contributors to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Over the same reporting period, U.S. Treasury bills were the Fund’s weakest relative performers.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund sold Toyota Motor Credit Corp fixed-rate commercial paper in favor of one-year Toyota Motor Credit Corp floating-rate corporate debt, indexed to the Secured Overnight Financing Rate (SOFR). This resulted in a significant yield enhancement while reducing the weighted average maturity of the Fund. The Fund also purchased SOFR-indexed Federal Home Loan Bank floating rate debt, which reduced the portfolio’s weighted average maturity as well.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its commercial paper holdings in favor of the higher yielding bank CD sector and the floating-rate corporate bond sector.

1.	See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Short-Term Investments 100.0%†
Certificates of Deposit 8.0%
Bank of Montreal (a)
2.02% (SOFR + 0.20%), due 6/5/20	$10,000,000	$10,000,000
2.084% (1 Month LIBOR + 0.17%), due 5/14/20	5,000,000	5,000,043
Canadian Imperial Bank of Commerce 2.084% (1 Month LIBOR + 0.17%), due 5/14/20 (a)	5,000,000	5,000,015
Commonwealth Bank of Australia 2.10% (1 Month LIBOR + 0.16%), due 7/9/20 (a)	10,000,000	10,000,000

Total Certificates of Deposit (Cost $30,000,058)		30,000,058

Corporate Bonds 1.3%
Toyota Motor Credit Corp. 2.22% (SOFR + 0.40%), due 10/23/20 (a)	5,000,000	5,000,000

Total Corporate Bonds (Cost $5,000,000)		5,000,000

Financial Company Commercial Paper 14.8%
Commonwealth Bank of Australia 2.093% (3 Month LIBOR + 0.05%), due 4/6/20 (a)(b)	5,000,000	5,000,000
JP Morgan Securities LLC 2.078% (1 Month LIBOR + 0.10%), due 11/8/19 (a)	5,000,000	5,000,000
Massachusetts Mutual Life Insurance Co. 1.578%, due 11/6/19 (b)(c)	5,000,000	4,998,646
National Bank of Canada 2.078% (1 Month LIBOR + 0.10%), due 1/8/20 (a)(b)	5,000,000	5,000,000
Nationwide Life Insurance Co. (b)(c)
1.585%, due 11/1/19	5,000,000	5,000,000
1.618%, due 11/14/19	5,000,000	4,996,588
1.657%, due 12/2/19	5,000,000	4,992,767
PSP Capital, Inc. 1.551%, due 12/2/19 (b)(c)	5,000,000	4,992,551
Royal Bank of Canada (a)(b)
2.044% (1 Month LIBOR + 0.24%), due 8/26/20	5,000,000	5,000,000
2.16% (1 Month LIBOR + 0.17%), due 4/6/20	5,000,000	5,000,000
Toronto-Dominion Bank 1.775%, due 11/20/19 (b)(c)	5,000,000	4,995,118

Total Financial Company Commercial Paper (Cost $54,975,670)		54,975,670

	Principal Amount	Value
Other Commercial Paper 46.5%
American Honda Finance Corp. 2.515% (3 Month LIBOR + 0.34%), due 2/14/20 (a)	$5,000,000	$5,004,866
Archer-Daniels-Midland Co. 1.62%, due 11/22/19 (b)(c)	5,000,000	4,994,663
BASF SE (b)(c)
1.601%, due 11/12/19	5,000,000	4,997,128
1.614%, due 11/14/19	5,000,000	4,996,587
Canadian National Railway Co. (b)(c)
1.602%, due 11/8/19	5,000,000	4,998,075
1.67%, due 12/6/19	5,000,000	4,990,618
Cummins, Inc. 1.602%, due 11/8/19 (b)(c)	5,000,000	4,997,881
Eli Lilly & Co. 1.60%, due 11/19/19 (b)(c)	10,000,000	9,990,750
Engie S.A. (b)(c)
1.62%, due 11/15/19	5,000,000	4,996,053
1.783%, due 12/20/19	5,000,000	4,986,049
Exxon Mobil Corp. (c)
1.547%, due 11/13/19	5,000,000	4,996,783
1.551%, due 11/12/19	5,000,000	4,997,143
1.574%, due 11/6/19	5,000,000	4,998,681
General Dynamics Corp. 1.611%, due 11/26/19 (b)(c)	10,000,000	9,987,292
GlaxoSmithKline LLC 1.65%, due 11/15/19 (b)(c)	5,000,000	4,996,383
Hershey Co. 1.592%, due 11/4/19 (b)(c)	5,000,000	4,999,208
John Deere Canada ULC (b)(c)
1.593%, due 11/20/19	5,000,000	4,995,250
1.72%, due 1/22/20	5,000,000	4,978,987
Novartis Finance Corp. 1.605%, due 11/18/19 (b)(c)	2,000,000	1,998,328
ONE Gas, Inc. (b)(c)
1.618%, due 11/14/19	1,000,000	999,314
1.634%, due 11/22/19	10,000,000	9,988,917
1.644%, due 11/27/19	5,000,000	4,993,825
PACCAR Financial Corp. (c)
1.598%, due 11/6/19	5,000,000	4,998,653
1.64%, due 11/25/19	5,000,000	4,994,100
1.778%, due 1/27/20	5,000,000	4,978,733
Praxair, Inc. (c)
1.588%, due 11/13/19	5,000,000	4,996,933
1.59%, due 11/15/19	5,000,000	4,996,403
Schlumberger Investment S.A. (b)(c)
1.525%, due 11/5/19	5,000,000	4,998,950
1.612%, due 11/21/19	5,000,000	4,994,750
1.669%, due 12/13/19	5,000,000	4,989,150
Siemens Capital Co. LLC 1.584%, due 11/4/19 (b)(c)	5,000,000	4,999,208

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
Other Commercial Paper (continued)
Stanley Black & Decker, Inc. 1.922%, due 11/1/19 (b)(c)	$5,000,000	$5,000,000
Toyota Motor Credit Corp. 1.69%, due 11/7/19 (c)	5,000,000	4,998,300

Total Other Commercial Paper (Cost $172,827,961)		172,827,961

Treasury Debt 8.6%
United States Treasury Bills (c)
1.54%, due 11/5/19	25,601,000	25,596,177
1.542%, due 11/12/19	6,378,000	6,374,676

Total Treasury Debt (Cost $31,970,853)		31,970,853

Treasury Repurchase Agreements 15.5%
Bank of America N.A. 1.73%, dated 10/31/19 due 11/1/19 Proceeds at Maturity $15,000,721 (Collateralized by United States Treasury securities with rates between 1.88% and 2.13% and maturity dates between 1/31/22 and 7/31/24, with a Principal Amount of $14,986,800 and a Market Value of $15,300,038)	15,000,000	15,000,000
RBC Capital Markets LLC 1.71%, dated 10/31/19 due 11/1/19 Proceeds at Maturity $27,539,308 (Collateralized by United States Treasury securities with rates between 0.50% and 1.63% and maturity dates between 2/15/26 and 1/15/28, with a Principal Amount of $27,549,800 and a Market Value of $28,090,157)	27,538,000	27,538,000
TD Securities (U.S.A.) LLC 1.72%, dated 10/31/19 due 11/1/19 Proceeds at Maturity $15,000,717 (Collateralized by a United States Treasury securities with a rate of 2.88% and maturity date of 11/30/23, with a Principal Amount of $14,430,700 and a Market Value of $15,300,026)	15,000,000	15,000,000

Total Treasury Repurchase Agreements (Cost $57,538,000)		57,538,000

	Principal Amount	Value
U.S. Government Agency Debt 5.3%
Federal Home Loan Banks
1.697%, due 12/20/19 (c)	$3,700,000	$3,691,791
1.705%, due 11/22/19 (c)	7,000,000	6,992,936
1.85% (SOFR + 0.03%), due 3/27/20 (a)	5,000,000	5,000,000
Tennessee Valley Authority 1.703%, due 11/6/19 (c)	4,000,000	3,999,039

Total U.S. Government Agency Debt (Cost $19,683,766)		19,683,766

Total Short-Term Investments (Cost $371,996,308)	100.0%	371,996,308

Other Assets, Less Liabilities	(0.0)‡	(153,927)
Net Assets	100.0%	$371,842,381

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$30,000,058	$—	$30,000,058
Corporate Bonds	—	5,000,000	—	5,000,000
Financial Company Commercial Paper	—	54,975,670	—	54,975,670
Other Commercial Paper	—	172,827,961	—	172,827,961
Treasury Debt	—	31,970,853	—	31,970,853
Treasury Repurchase Agreements	—	57,538,000	—	57,538,000
U.S. Government Agency Debt	—	19,683,766	—	19,683,766

Total Investments in Securities	$—	$371,996,308	$—	$371,996,308

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (amortized cost $314,458,308)	$314,458,308
Repurchase agreements, at value (amortized cost $57,538,000)	57,538,000
Cash	720
Receivables:
Fund shares sold	1,147,910
Interest	131,251
Other assets	41,849

Total assets	373,318,038

Liabilities
Payables:
Fund shares redeemed	1,203,184
Manager (See Note 3)	118,424
Transfer agent (See Note 3)	95,240
Custodian	18,042
Shareholder communication	17,159
Professional fees	14,829
Trustees	673
Accrued expenses	4,522
Dividend payable	3,584

Total liabilities	1,475,657

Net assets	$371,842,381

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,718,923
Additional paid-in capital	368,122,456

371,841,379
Total distributable earnings (loss)	1,002

Net assets	$371,842,381

Class A
Net assets applicable to outstanding shares	$290,420,552

Shares of beneficial interest outstanding	290,449,965

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$28,133,150

Shares of beneficial interest outstanding	28,145,230

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$32,980,844

Shares of beneficial interest outstanding	32,986,557

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$20,307,835

Shares of beneficial interest outstanding	20,310,531

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$8,432,900

Expenses
Manager (See Note 3)	1,416,356
Transfer agent (See Note 3)	548,598
Registration	107,595
Professional fees	75,139
Custodian	42,869
Shareholder communication	37,084
Trustees	8,834
Miscellaneous	11,807

Total expenses before waiver/reimbursement	2,248,282
Expense waiver/reimbursement from Manager (See Note 3)	(64,382)

Net expenses	2,183,900

Net investment income (loss)	6,249,000

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,026

Net increase (decrease) in net assets resulting from operations	$6,250,026

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,249,000	$3,650,342
Net realized gain (loss) on investments	1,026	(8)

Net increase (decrease) in net assets resulting from operations	6,250,026	3,650,334

Distributions to shareholders:
Class A	(4,900,195)	(2,760,996)
Investor Class	(426,770)	(256,309)
Class B	(557,854)	(385,826)
Class C	(363,990)	(247,211)

Total distributions to shareholders	(6,248,809)	(3,650,342)

Capital share transactions:
Net proceeds from sale of shares	454,831,292	333,214,701
Net asset value of shares issued to shareholders in reinvestment of distributions	6,060,427	3,557,971
Cost of shares redeemed	(411,720,332)	(342,943,592)

Increase (decrease) in net assets derived from capital share transactions	49,171,387	(6,170,920)

Net increase (decrease) in net assets	49,172,604	(6,170,928)

Net Assets
Beginning of year	322,669,777	328,840,705

End of year	$371,842,381	$322,669,777

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017		2016		2015

Net asset value at beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡

Total from investment operations	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (b)	1.84%	1.21%	0.35%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.82%	1.20%	0.32%		0.02%		0.01%

Net expenses	0.56%	0.57%	0.59%		0.43%		0.13%

Expenses (before waiver/reimbursement)	0.56%	0.57%	0.60%		0.64%		0.64%

Net assets at end of year (in 000’s)	$290,421	$235,855	$227,572		$226,181		$243,517

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,

Investor Class	2019	2018	2017		2016		2015

Net asset value at beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡

Total from investment operations	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (b)	1.59%	0.98%	0.20%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.58%	0.97%	0.18%		0.02%		0.01%

Net expenses	0.80%	0.80%	0.73%		0.43%		0.14%

Expenses (before waiver/reimbursement)	0.88%	0.84%	0.79%		0.83%		0.87%

Net assets at end of year (in 000’s)	$28,133	$26,548	$27,087		$58,658		$56,512

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017		2016		2015

Net asset value at beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡

Total from investment operations	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (b)	1.59%	0.98%	0.20%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.59%	0.96%	0.17%		0.02%		0.01%

Net expenses	0.80%	0.80%	0.73%		0.43%		0.14%

Expenses (before waiver/reimbursement)	0.88%	0.84%	0.79%		0.83%		0.87%

Net assets at end of year (in 000’s)	$32,981	$37,284	$43,351		$53,341		$58,152

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,

Class C	2019	2018	2017		2016		2015

Net asset value at beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡

Total from investment operations	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (b)	1.60%	0.98%	0.20%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.59%	0.94%	0.17%		0.02%		0.01%

Net expenses	0.80%	0.80%	0.73%		0.43%		0.13%

Expenses (before waiver/reimbursement)	0.88%	0.84%	0.79%		0.83%		0.87%

Net assets at end of year (in 000’s)	$20,308	$22,983	$30,831		$41,311		$41,050

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008.

Class A, Class I and Investor Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Investor Class shares may convert automatically to Class A shares and Class A shares may convert automatically to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

18	MainStay Money Market Fund

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2019, is recorded daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by

19

Notes to Financial Statements (continued)

the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the repurchase agreements are shown in the Portfolio of Investments.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended October 31, 2019, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of the Fund’s average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $1,416,356 and paid the Subadvisor in the amount of $699,853. Additionally, New York Life

20	MainStay Money Market Fund

Investments reimbursed expenses in the amount of $64,382, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,462 and $828, respectively.

Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the year ended October 31, 2019, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $42,876, $1,153, $47,660 and $5,383, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$212,562
Investor Class	106,729
Class B	138,947
Class C	90,360

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,586	$—	$(3,584)	$—	$1,002

The other temporary differences are primarily due to dividends payable.

The Fund utilized $141 of capital loss carryforwards during the year ended October 31, 2019.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$6,248,809	$3,650,342

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

21

Notes to Financial Statements (continued)

Note 7–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A (at $1 per share)	Shares

Year ended October 31, 2019:
Shares sold	394,765,732
Shares issued to shareholders in reinvestment of dividends and distributions	4,747,751
Shares redeemed	(353,199,964)

Net increase (decrease) in shares outstanding before conversion	46,313,519
Shares converted into Class A (See Note 1)	11,931,559
Shares converted from Class A (See Note 1)	(3,680,285)

Net increase (decrease)	54,564,793

Year ended October 31, 2018:
Shares sold	284,906,430
Shares issued to shareholders in reinvestment of dividends and distributions	2,687,453
Shares redeemed	(286,642,779)

Net increase (decrease) in shares outstanding before conversion	951,104
Shares converted into Class A (See Note 1)	10,972,124
Shares converted from Class A (See Note 1)	(3,641,126)

Net increase (decrease)	8,282,102

Investor Class (at $1 per share)	Shares

Year ended October 31, 2019:
Shares sold	32,376,821
Shares issued to shareholders in reinvestment of dividends and distributions	410,863
Shares redeemed	(23,653,343)

Net increase (decrease) in shares outstanding before conversion	9,134,341
Shares converted into Investor Class (See Note 1)	4,004,631
Shares converted from Investor Class (See Note 1)	(11,554,017)

Net increase (decrease)	1,584,955

Year ended October 31, 2018:
Shares sold	27,361,559
Shares issued to shareholders in reinvestment of dividends and distributions	247,655
Shares redeemed	(20,939,279)

Net increase (decrease) in shares outstanding before conversion	6,669,935
Shares converted into Investor Class (See Note 1)	3,717,379
Shares converted from Investor Class (See Note 1)	(10,925,800)

Net increase (decrease)	(538,486)

Class B (at $1 per share)	Shares

Year ended October 31, 2019:
Shares sold	11,573,190
Shares issued to shareholders in reinvestment of dividends and distributions	544,149
Shares redeemed	(16,351,512)

Net increase (decrease) in shares outstanding before conversion	(4,234,173)
Shares converted from Class B (See Note 1)	(69,054)

Net increase (decrease)	(4,303,227)

Year ended October 31, 2018:
Shares sold	3,017,330
Shares issued to shareholders in reinvestment of dividends and distributions	380,517
Shares redeemed	(9,387,697)

Net increase (decrease) in shares outstanding before conversion	(5,989,850)
Shares converted into Class B (See Note 1)	34
Shares converted from Class B (See Note 1)	(77,057)

Net increase (decrease)	(6,066,873)

Class C (at $1 per share)	Shares

Year ended October 31, 2019:
Shares sold	16,115,549
Shares issued to shareholders in reinvestment of dividends and distributions	357,664
Shares redeemed	(18,515,513)

Net increase (decrease) in shares outstanding before conversion	(2,042,300)
Shares converted from Class C (See Note 1)	(632,834)

Net increase (decrease)	(2,675,134)

Year ended October 31, 2018:
Shares sold	17,929,357
Shares issued to shareholders in reinvestment of dividends and distributions	242,346
Shares redeemed	(25,973,838)

Net increase (decrease) in shares outstanding before conversion	(7,802,135)
Shares converted from Class C (See Note 1)	(45,554)

Net increase (decrease)	(7,847,689)

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Money Market Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

23

Federal Income Tax Information

(Unaudited)

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund’s Form N-MFP is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

24	MainStay Money Market Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

25

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

26	MainStay Money Market Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

27

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	MainStay Money Market Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1715987 MS159-19	MSMM11-12/19 (NYLIM) NL214

MainStay MacKay Tax Free Bond Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	3.66 8.55%	2.87 3.82%	4.66 5.14%	0.80 0.80%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.75 8.63	2.87 3.83	4.62 5.11	0.78 0.78
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	3.28 8.28	3.22 3.57	4.85 4.85	1.03 1.03
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	7.39 8.39	3.59 3.59	4.85 4.85	1.03 1.03
Class I Shares	No Sales Charge		12/21/2009	8.93	4.10	5.36	0.55

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays Municipal Bond Index[4]	9.42%	3.55%	4.40%
Morningstar Muni National Long Category Average[5]	10.04	3.58	4.46

4.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,036.20	$3.95	$1,021.32	$3.92	0.77%

Investor Class Shares	$1,000.00	$1,037.10	$3.95	$1,021.32	$3.92	0.77%

Class B Shares	$1,000.00	$1,034.90	$5.23	$1,020.06	$5.19	1.02%

Class C Shares	$1,000.00	$1,035.90	$5.23	$1,020.06	$5.19	1.02%

Class I Shares	$1,000.00	$1,038.50	$2.67	$1,022.58	$2.65	0.52%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

New York	14.8%

California	12.6

Illinois	10.1

Texas	7.8

New Jersey	3.8

Puerto Rico	3.6

Florida	3.0

Connecticut	2.7

Georgia	2.7

Massachusetts	2.6

South Carolina	2.6

Michigan	2.4

Pennsylvania	2.1

Maryland	2.0

Iowa	1.8

Ohio	1.8

Colorado	1.4

Missouri	1.4

Nebraska	1.4

Utah	1.2

Virginia	1.2

Arizona	1.1

Wisconsin	1.1

Arkansas	1.0

Indiana	1.0

Oklahoma	1.0

U.S. Virgin Islands	1.0

Idaho	0.9%

Washington	0.9

Alabama	0.8

District of Columbia	0.8

Louisiana	0.8

Minnesota	0.8

Montana	0.8

North Dakota	0.7

Guam	0.6

Nevada	0.6

Tennessee	0.6

Rhode Island	0.5

Kansas	0.3

Oregon	0.3

South Dakota	0.3

Hawaii	0.2

Kentucky	0.2

New Mexico	0.2

Wyoming	0.2

Alaska	0.1

Mississippi	0.1

New Hampshire	0.1

North Carolina	0.1

West Virginia	0.1

Vermont	0.0 ‡

Other Assets, Less Liabilities	–0.2

100.0%

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	New York State Dormitory Authority, Sales Tax, Revenue Bonds, 5.00%, due 3/15/37–3/15/45

2.	Los Angeles Unified School District, Election 2008, Unlimited General Obligation, 5.25%, due 7/1/42

3.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 1.30%–5.25%, due 5/1/32–8/1/45

4.	State of Illinois, Unlimited General Obligation, 4.00%–5.00%, due 9/1/27–6/1/41

5.	City of New York NY, Unlimited General Obligation, 4.00%–5.25%, due 10/1/32–8/1/40
6.	South Carolina Public Service Authority, Revenue Bonds, 5.00%–5.25%, due 12/1/29–12/1/56

7.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/32–9/1/42

8.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.00%–6.00%, due 7/1/20–7/1/37

9.	PEFA, Inc., Revenue Bonds, 5.00%, due 9/1/49

10.	Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds, 1.40%–1.50%, due 7/1/49–11/1/52

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Tax Free Bond Fund returned 8.93%, underperforming the 9.42% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index. Over the same period, Class I shares also underperformed the 10.04% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the high-yield segment of the municipal market outperformed the investment-grade segment. While demand for municipal income was strong across the yield curve,2 demand continued to be strongest among longer maturities leading to the outperformance of 20- and 30-year bonds. The demand for longer debt indicated that investors were willing to take on duration3 risk to acquire incremental yield. Performance in long-end maturities outperformed the short-end. While credit-specific performance in territory-issued bonds4 underperformed the overall municipal market, performance varied depending on the territory, with Illinois and Colorado bonds outperforming the overall municipal market and North Carolina and Wisconsin bonds underperforming.

The Fund’s overweight exposure to Illinois bonds contributed positively to relative performance due to optimism for a recovery in state fortunes, sparked by a positive court ruling, and the demand for the higher yields available on Illinois-related credits. (Contributions take weightings and total returns into account.) Bonds issued by New York and Puerto Rico also contributed positively to the Fund’s relative performance. Progress in the restructuring of Puerto Rico-issued debt continued, leading to strong outperformance of the various debt profiles from Puerto Rico issuers. In addition, the Fund’s allocation to longer maturity bonds, specifically 10 to 25 year, added to performance. Conversely, the Fund’s allocation to the state general obligation sector detracted from relative performance, leading the Fund to underperform the Bloomberg Barclays Municipal Bond Index.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund employed U.S. Treasury futures to maintain a neutral duration relative to the Bloomberg Barclays Municipal Bond Index. While these Treasury futures had a negative return, the hedge bolstered the Fund’s relative performance.

What was the Fund’s duration strategy during the reporting period?

During the reporting period, the Fund used Treasury futures to help remain within a tight band of the benchmark duration. As of October 31, 2019, the Fund’s modified duration to worst5 was 5.23 years, while the modified duration to worst of the Bloomberg Barclays Municipal Bond Index was 4.79 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Relative to the Bloomberg Barclays Municipal Bond Index, the strongest positive sector contributors to the Fund’s performance included the special tax, leasing and local general obligation sectors. The weakest contributors were the state general obligation, hospital and transportation sectors. With regard to states and territories, bonds issued by Illinois, New York and Puerto Rico contributed positively to relative performance, while bonds issued by Texas, Massachusetts and Washington detracted. From a credit-rating perspective, bonds rated AA to BBB enhanced relative performance, while AAA-rated securities detracted.6 Among maturities, 10- to 25-year maturities added to relative returns, while 0- to 10-year and 25- to 30-year maturities detracted.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.	Territory-issued bonds are debt securities issued by a U.S. territory, such as Puerto Rice, which are exempt from federal income tax.
5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

What were some of the Fund’s largest purchases and sales during the reporting period in terms of credit quality?

As credit spreads7 continued to narrow during the reporting period, we increased the Fund’s credit quality by adding to AAA-rated credits, while selling weaker A-rated8 to BBB-rated holdings. In addition, the Fund made purchases in the 5- to 15-year range and reduced its Treasury hedge.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposure during the reporting period were in the local general obligation, hospital and housing sectors. Over the same period, the Fund decreased its sector exposure to special tax and leasing. The Fund increased its exposure to Texas, Georgia and Florida, while decreasing exposure to Puerto Rico, South Carolina and California. From a credit perspective, the Fund increased its exposure to AAA- and AA-rated credits. Among maturities, the Fund increased its exposure to 20- to 30-year maturities, while decreasing exposure to 5- to 15-year maturities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Index in the special tax and housing sectors, and underweight positions in the state general obligations and transportation sectors. With regard to states and territories, the Fund held overweight positions in bonds from Illinois and Puerto Rico, and underweight positions in bonds from California and Texas.

7.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8.

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Municipal Bonds 99.3%† Long-Term Municipal Bonds 92.6%
Alabama 0.8%
Black Belt Energy Gas District, Project No. 4, Revenue Bonds Series A-1 4.00%, due 12/1/49 (a)	$15,000,000	$16,812,300
City of Birmingham AL, Unlimited General Obligation Series A 5.00%, due 3/1/43	4,150,000	4,544,540
City of Thomasville AL, Unlimited General Obligation
Insured: BAM 5.00%, due 2/15/25	865,000	1,002,639
Insured: BAM 5.00%, due 2/15/26	915,000	1,081,814
Insured: BAM 5.00%, due 2/15/27	955,000	1,148,693
Insured: BAM 5.00%, due 2/15/28	250,000	305,508
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds 5.00%, due 10/1/25	1,000,000	1,169,270
University of South Alabama, Revenue Bonds
Insured: AGM 4.00%, due 11/1/35	2,000,000	2,217,540
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,340,225
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,404,040
Water Works Board of the City of Birmingham, Revenue Bonds Series B 5.00%, due 1/1/32	6,140,000	7,409,629

		39,436,198

Alaska 0.1%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,868,613

Arizona 1.1%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,063,570

	Principal Amount	Value
Arizona (continued)
Arizona Industrial Development Authority, NCCU Properties LLC, Central University Project, Revenue Bonds Series A, Insured: BAM 4.00%, due 6/1/44	$940,000	$1,012,625
Salt River Project Agricultural Improvement & Power District, Electric System, Revenue Bonds
Series A 4.00%, due 1/1/40	10,310,000	11,882,481
Series A 4.00%, due 1/1/41	9,095,000	10,444,698
Salt River Project Agricultural Improvement & Power District, Revenue Bonds Series A 5.00%, due 12/1/45	25,100,000	29,112,737

		53,516,111

Arkansas 1.0%
City of Fort Smith AR, Water & Sewer, Revenue Bonds
Insured: BAM 5.00%, due 10/1/28	1,535,000	1,884,059
Insured: BAM 5.00%, due 10/1/29	1,075,000	1,313,091
Insured: BAM 5.00%, due 10/1/31	2,335,000	2,827,405
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds 5.00%, due 3/1/34	2,000,000	2,363,460
Pulaski County Special School District, Limited General Obligation 4.00%, due 2/1/48	15,500,000	16,055,210
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,431,355
Springdale School District No. 50, Limited General Obligation
4.00%, due 6/1/36	2,500,000	2,623,100
4.00%, due 6/1/40	11,000,000	11,498,630
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,612,032
5.00%, due 10/1/30	1,110,000	1,353,889
5.00%, due 10/1/31	1,205,000	1,464,364

		46,426,595

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California 12.6%
Alta Loma School District, Unlimited General Obligation Series B 5.00%, due 8/1/44	$4,000,000	$4,797,760
Anaheim Union High School District, Unlimited General Obligation
3.00%, due 8/1/33	3,725,000	3,903,912
3.00%, due 8/1/37	3,000,000	3,084,870
3.00%, due 8/1/38	3,000,000	3,074,730
3.00%, due 8/1/40	2,500,000	2,547,500
Antelope Valley Community College District, Election 2016, Unlimited General Obligation Series A 4.50%, due 8/1/38	15,000,000	17,296,650
California Educational Facilities Authority, Prerefunded—University of San Francisco, Revenue Bonds 6.125%, due 10/1/30	745,000	816,833
California Educational Facilities Authority, Unrefunded—University of San Francisco, Revenue Bonds 6.125%, due 10/1/30	780,000	855,995
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds 5.00%, due 11/15/49	21,495,000	25,483,182
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/35	1,230,000	1,369,224
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/41	5,000,000	5,867,900
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/22	390,000	432,931
5.00%, due 12/1/23	405,000	462,713
5.00%, due 12/1/24	425,000	498,126
5.00%, due 12/1/25	450,000	539,073
5.00%, due 12/1/26	470,000	572,592
5.00%, due 12/1/27	495,000	614,483
5.00%, due 12/1/28	520,000	644,524
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds
Insured: BAM 5.00%, due 5/15/32	5,900,000	7,331,576

	Principal Amount	Value
California (continued)
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds (continued)
5.00%, due 5/15/32	$1,570,000	$1,930,598
Insured: BAM 5.00%, due 5/15/39	9,815,000	11,959,283
Insured: BAM 5.00%, due 5/15/43	11,750,000	14,183,072
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	16,000,000	4,971,200
California State Educational Facilities Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	5,000,000	5,983,400
California State, Unlimited General Obligation 3.00%, due 10/1/37	1,240,000	1,297,226
California Statewide Communities Development Authority, Cottage Health Obligation Group, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,531,920
Chula Vista Elementary School District, Unlimited General Obligation (zero coupon), due 8/1/23	5,000,000	4,789,250
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,949,050
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,109,400
City of Los Angeles CA, Wastewater System Revenue, Revenue Bonds Subseries A 5.00%, due 6/1/43	10,000,000	12,314,900
City of Richmond CA, Wastewater Revenue, Revenue Bonds Series A 5.25%, due 8/1/47	10,530,000	12,820,380
City of San Jose CA, Unlimited General Obligation Series A-1 5.00%, due 9/1/41	3,000,000	3,773,700
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series F, Insured: BAM 5.00%, due 8/1/46	12,385,000	14,561,416

12	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	$20,000,000	$23,501,800
Compton Unified School District, Certificates of Participation
Series A, Insured: BAM 5.00%, due 6/1/31	250,000	302,998
Series A, Insured: BAM 5.00%, due 6/1/32	500,000	603,160
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 6/1/37	1,125,000	662,715
Series B, Insured: BAM (zero coupon), due 6/1/38	1,250,000	711,375
Series B, Insured: BAM (zero coupon), due 6/1/39	1,340,000	734,722
Series B, Insured: BAM (zero coupon), due 6/1/40	1,500,000	791,775
Series B, Insured: BAM (zero coupon), due 6/1/41	1,750,000	888,580
Cotati-Rohnert Park Unified School District, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/42	2,865,000	3,378,150
El Monte Union High School District, Unlimited General Obligation Series A 5.00%, due 6/1/49	12,390,000	14,839,999
Etiwanda School District, Election 2016, Unlimited General Obligation Series A 5.00%, due 8/1/46	5,725,000	6,850,821
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/41	3,000,000	3,682,140
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	2,640,000	3,021,190
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	7,056,936
Series C (zero coupon), due 8/1/36	15,500,000	6,861,695

	Principal Amount	Value
California (continued)
Fresno Unified School District, Election 2001, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	$6,000,000	$2,780,100
Series G (zero coupon), due 8/1/33	10,000,000	4,305,000
Series G (zero coupon), due 8/1/41	23,485,000	5,791,166
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,240,651
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1 5.00%, due 6/1/33	12,545,000	14,951,633
Jurupa Unified School District, Unlimited General Obligation Series C 5.25%, due 8/1/43	5,500,000	6,965,585
Live Oak Elementary School District, Certificates of Participation Insured: AGM 5.00%, due 8/1/39	3,205,000	3,763,696
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Revenue Bonds Series A 5.00%, due 7/1/44	18,530,000	22,905,674
Los Angeles County Public Works Financing Authority, Revenue Bonds
Series E-1 5.00%, due 12/1/44	13,000,000	16,271,970
Series E-1 5.00%, due 12/1/49	4,605,000	5,748,652
Los Angeles Department of Water & Power, Revenue Bonds Series A 5.00%, due 7/1/33	16,480,000	19,367,131
Los Angeles Unified School District, Election 2008, Unlimited General Obligation Series B-1 5.25%, due 7/1/42	85,000,000	105,473,100
Napa Valley Unified School District, Unlimited General Obligation Series C, Insured: AGM 4.00%, due 8/1/44	20,000,000	22,058,000
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	1,160,000	1,392,592

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Oakland Unified School District, Alameda County, Unlimited General Obligation (continued)
Insured: AGM 5.00%, due 8/1/28	$1,755,000	$2,098,331
Insured: AGM 5.00%, due 8/1/29	2,535,000	3,030,922
Oceanside Unified School District, Unrefunded Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	560,000	75,124
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	6,132,000
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,604,532
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds Series A, Insured: AGM 5.00%, due 11/1/37	3,660,000	4,662,803
Riverside Community College District, Unlimited General Obligation 4.00%, due 8/1/34	3,700,000	4,357,823
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	1,055,093
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,176,063
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,130,990
San Diego Association of Governments, South Bay Expressway, Senior Lien, Revenue Bonds
Series A 5.00%, due 7/1/30	2,475,000	3,078,009
Series A 5.00%, due 7/1/32	1,800,000	2,223,432
Series A 5.00%, due 7/1/38	1,150,000	1,395,824

	Principal Amount	Value
California (continued)
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	$3,000,000	$3,526,410
San Diego Unified School District, Unlimited General Obligation
Series C-2 4.00%, due 7/1/35	2,000,000	2,350,940
Series C-2 4.00%, due 7/1/36	1,250,000	1,462,525
Series C-2 4.00%, due 7/1/39	1,345,000	1,555,842
San Marcos School Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 8/15/33	500,000	615,765
Insured: AGM 5.00%, due 8/15/34	1,000,000	1,225,610
Insured: AGM 5.00%, due 8/15/35	1,000,000	1,222,540
Insured: AGM 5.00%, due 8/15/36	1,100,000	1,339,767
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,587,921
Santa Clara Valley Water District, Revenue Bonds Series A 5.00%, due 6/1/49	2,865,000	3,434,304
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/38	1,000,000	1,226,150
Series A 5.00%, due 8/1/39	1,000,000	1,223,550
Series A 5.00%, due 8/1/40	1,195,000	1,455,223
Solano County Community College District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/42	16,460,000	20,301,270
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	4,500,000	5,237,460
State of California, Unlimited General Obligation
5.25%, due 10/1/39	5,635,000	6,807,305
6.25%, due 11/1/34	4,000,000	4,000,000

14	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Susanville, Natural Gas Enterprise Refunding Project, Revenue Bonds Insured: AGM 4.00%, due 6/1/45	$2,000,000	$2,250,880
Tahoe-Truckee Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/41	2,200,000	2,622,312
Twin Rivers Unified School District, Unrefunded Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,120,000	3,781,120
University of California, Revenue Bonds
Series AV 5.00%, due 5/15/42	1,725,000	2,096,116
Series AZ 5.00%, due 5/15/43	2,500,000	3,078,425
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	2,362,305
Winters Joint Unified School District, Unlimited General Obligation Series B, Insured: BAM 5.00%, due 8/1/46	1,400,000	1,664,012

		608,721,073

Colorado 1.4%
Adams State University, Revenue Bonds
Series A 4.00%, due 5/15/37	750,000	855,690
Series A 4.00%, due 5/15/39	1,085,000	1,230,509
Series A 4.00%, due 5/15/42	1,500,000	1,688,655
City of Colorado Springs CO, Utilities System, Revenue Bonds
Series A-2 4.00%, due 11/15/32	530,000	614,530
Series A-4 4.00%, due 11/15/32	855,000	991,364
Series A-2 4.00%, due 11/15/33	600,000	694,122
Series A-4 4.00%, due 11/15/33	700,000	809,809
Series A-2 4.00%, due 11/15/34	430,000	496,160
Series A-4 4.00%, due 11/15/34	900,000	1,038,474

	Principal Amount	Value
Colorado (continued)
City of Colorado Springs CO, Utilities System, Revenue Bonds (continued)
Series A-2 4.00%, due 11/15/35	$385,000	$441,206
Series A-4 4.00%, due 11/15/35	740,000	848,033
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 4.00%, due 8/1/39	1,000,000	1,087,170
Series A-2 5.00%, due 8/1/37	2,000,000	2,404,360
Series A-2 5.00%, due 8/1/38	1,500,000	1,797,855
Series A-2 5.00%, due 8/1/39	1,000,000	1,194,600
Colorado State Housing & Finance Authority, Revenue Bonds Series C, Insured: GNMA 4.25%, due 11/1/48	5,875,000	6,433,595
Denver City & County Airport Revenue Series A 5.00%, due 12/1/25 (b)	5,370,000	6,412,371
Denver Convention Center Hotel Authority, Revenue Bonds
5.00%, due 12/1/30	1,305,000	1,526,041
5.00%, due 12/1/31	1,395,000	1,624,449
5.00%, due 12/1/32	2,500,000	2,898,200
5.00%, due 12/1/36	1,000,000	1,149,500
Rampart Range Metropolitan District No. 1, Revenue Bonds Insured: AGM 5.00%, due 12/1/42	10,055,000	12,011,703
Regional Transportation District, Certificates of Participation Series A 4.50%, due 6/1/44	15,500,000	16,646,070
South Suburban Park & Recreation District, Unlimited General Obligation
4.00%, due 12/15/36	950,000	1,095,986
4.00%, due 12/15/38	1,140,000	1,304,810
Vista Ridge Metropolitan District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 12/1/31	1,250,000	1,469,800

		68,765,062

Connecticut 2.7%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: AGM 5.00%, due 8/15/33	3,090,000	3,656,119

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
City of Bridgeport CT, Unlimited General Obligation (continued)
Series D, Insured: AGM 5.00%, due 8/15/34	$3,090,000	$3,644,871
Series D, Insured: AGM 5.00%, due 8/15/35	3,090,000	3,632,511
Series D, Insured: AGM 5.00%, due 8/15/36	3,090,000	3,620,491
City of Hartford CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	2,500,000	2,689,250
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,705,239
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,903,700
City of Hartford CT, Unrefunded, Unlimited General Obligation
Series A 5.00%, due 4/1/29	895,000	963,638
Series A, Insured: AGM 5.00%, due 4/1/32	195,000	209,600
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Revenue Bonds Series D-1 4.00%, due 11/15/49	10,000,000	11,170,600
Connecticut Housing Finance Authority, Revenue Bonds Subseries B-1 3.55%, due 11/15/33	7,000,000	7,444,640
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	12,096,440
Connecticut State Housing Finance Authority, Revenue Bonds
Subseries C-1 4.00%, due 11/15/45	5,710,000	6,221,216
Series B-1 4.00%, due 5/15/49	2,800,000	3,117,072
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds
Series A 5.00%, due 9/1/30	5,000,000	5,751,550
Series A, Insured: BAM 5.00%, due 9/1/31	14,470,000	17,469,342
Series A 5.00%, due 9/1/33	13,000,000	15,532,140

	Principal Amount	Value
Connecticut (continued)
State of Connecticut, Unlimited General Obligation Series F 5.00%, due 9/15/28	$12,810,000	$16,133,042
University of Connecticut, Revenue Bonds
Series A 5.00%, due 11/1/33	2,000,000	2,470,440
Series A 5.00%, due 11/1/35	3,990,000	4,898,204

		132,330,105

District of Columbia 0.8%
District of Columbia, Bryant Street Project, Tax Allocation
4.00%, due 6/1/39	2,370,000	2,667,245
4.00%, due 6/1/43	2,035,000	2,269,025
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/42	5,500,000	5,855,850
District of Columbia, Gallery Place Project, Tax Allocation 5.00%, due 6/1/27	525,000	554,148
District of Columbia, KIPP Charter School, Revenue Bonds 6.00%, due 7/1/48	1,575,000	1,845,995
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds (c)
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	10,364,160
Series B 6.50%, due 10/1/44	7,140,000	9,517,120
Washington Metropolitan Area Transit Authority, Revenue Bonds Series B 5.00%, due 7/1/35	4,910,000	5,984,701

		39,058,244

Florida 2.6%
City of Miami Beach FL Parking, Revenue Bonds Insured: BAM 5.00%, due 9/1/40	2,500,000	2,921,225
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	4,015,000	4,027,005
County of Miami-Dade FL Aviation, Revenue Bonds 5.00%, due 10/1/31	750,000	904,373

16	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds
Series A 4.00%, due 10/1/44	$9,500,000	$10,554,120
Series B 5.00%, due 10/1/31	10,000,000	11,856,000
5.00%, due 10/1/43	7,250,000	8,876,537
Florida Governmental Utility Authority, Revenue Bonds
Insured: AGM 4.00%, due 10/1/37	1,375,000	1,588,703
Insured: AGM 4.00%, due 10/1/39	1,400,000	1,608,684
Florida Housing Finance Corp., Revenue Bonds Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/49	2,750,000	2,982,567
Florida Keys Aqueduct Authority, Revenue Bonds
Series A 5.00%, due 9/1/41	2,750,000	3,198,140
Series A 5.00%, due 9/1/49	9,000,000	10,375,650
JEA Electric System, Revenue Bonds Series B 4.00%, due 10/1/36	4,500,000	5,053,860
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 5.00%, due 8/1/31	1,500,000	1,681,635
Palm Beach County Health Facilities Authority, Baptist Health South Florida Obligated Group, Revenue Bonds 3.00%, due 8/15/44	2,475,000	2,446,760
Pasco County FL, Fire-Rescue Projects, Unlimited General Obligation Series B-2 5.00%, due 10/1/48	1,880,000	2,311,272
Putnam County Development Authority, Revenue Bonds Series A 5.00%, due 3/15/42	5,000,000	5,945,050
South Miami Health Facilities Authority, Baptist Health South Florida, Revenue Bonds 5.00%, due 8/15/42	20,000,000	23,617,200
West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area, Tax Allocation
5.00%, due 3/1/34	10,100,000	12,621,869
5.00%, due 3/1/35	10,620,000	13,235,600

		125,806,250

	Principal Amount	Value
Georgia 1.3%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Revenue Bonds
Series A 5.00%, due 7/1/32	$1,550,000	$1,987,968
Series A 5.00%, due 7/1/33	1,380,000	1,755,263
Series A 5.00%, due 7/1/35	1,900,000	2,395,767
Series A 5.00%, due 7/1/36	2,850,000	3,577,406
Series A 5.00%, due 7/1/37	2,800,000	3,495,772
Series A 5.00%, due 7/1/38	2,250,000	2,800,305
Series A 5.00%, due 7/1/39	1,300,000	1,613,833
Dalton GA, Board of Water Light & Sinking Fund Commissioners, Revenue Bonds 5.00%, due 3/1/30	2,055,000	2,471,322
DeKalb County Water & Sewer Revenue, Revenue Bonds Series A 5.25%, due 10/1/41	7,500,000	8,030,400
Fulton County Development Authority, Piedmont Healthcare, Inc. Project, Revenue Bonds
Series A 4.00%, due 7/1/37	2,200,000	2,475,638
Series A 4.00%, due 7/1/38	1,750,000	1,959,773
Series A 4.00%, due 7/1/39	2,500,000	2,785,600
Series A 5.00%, due 7/1/36	3,000,000	3,711,840
Gwinnett County School District, Unlimited General Obligation 5.00%, due 2/1/41	11,410,000	14,371,465
Main Street Natural Gas, Inc., Revenue Bonds
Series A 5.00%, due 5/15/35	3,000,000	3,893,460
Series A 5.00%, due 5/15/36	3,700,000	4,831,053
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A 5.00%, due 1/1/37	1,000,000	1,189,970
Series A 5.00%, due 1/1/38	1,000,000	1,185,680

		64,532,515

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam 0.6%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (b)	$5,000,000	$5,804,050
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 7/1/36	1,750,000	2,008,615
5.00%, due 1/1/46	2,500,000	2,823,750
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,139,023
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	736,371
Territory of Guam, Revenue Bonds
Series A 5.125%, due 1/1/42	3,085,000	3,225,553
Series A 6.50%, due 11/1/40	2,700,000	2,872,206
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/27	2,265,000	2,651,250
Series A 5.00%, due 12/1/34	2,290,000	2,615,913

		28,876,731

Hawaii 0.2%
City & County of Honolulu HI, Unlimited General Obligation
Series C 5.00%, due 8/1/42	1,500,000	1,874,940
Series C 5.00%, due 8/1/44	2,000,000	2,489,500
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc, Revenue Bonds 3.50%, due 10/1/49 (b)	7,000,000	7,040,250

		11,404,690

Idaho 0.9%
Idaho Housing & Finance Association, Federal Highway Trust Fund, Revenue Bonds
Series A 5.00%, due 7/15/36	16,920,000	21,234,938
Series A 5.00%, due 7/15/37	10,000,000	12,501,700
Idaho Housing & Finance Association, Revenue Bonds
Series B, Insured: GNMA 4.00%, due 4/21/49	4,957,554	5,249,851
Series A, Insured: GNMA 4.50%, due 1/21/49	5,247,097	5,595,924

		44,582,413

	Principal Amount	Value
Illinois 10.1%
Carol Stream Park District, Unlimited General Obligation Insured: BAM 5.00%, due 1/1/37	$3,985,000	$4,653,882
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	16,480,679
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	19,485,000	23,278,924
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/27	8,250,000	9,911,302
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	12,269,680
Chicago Park District, Limited General Obligation
Series A 5.00%, due 1/1/28	1,000,000	1,158,260
Series B, Insured: BAM 5.00%, due 1/1/29	2,500,000	2,801,350
Series A 5.00%, due 1/1/29	750,000	865,140
Series A 5.00%, due 1/1/31	1,000,000	1,143,280
Series A 5.00%, due 1/1/35	2,000,000	2,260,360
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	10,000,000	11,329,100
Chicago, Unlimited General Obligation Series A 6.00%, due 1/1/38	20,000,000	23,748,000
City of Chicago IL Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,208,415
City of Chicago IL, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 1/1/26	10,000,000	10,067,900
Series A, Insured: BAM 6.00%, due 1/1/38	6,000,000	7,389,780
City of Chicago IL, Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	1,000,000	1,116,060
Series B, Insured: AGM 5.00%, due 1/1/30	7,585,000	9,045,871
5.00%, due 1/1/33	2,000,000	2,202,940
5.00%, due 1/1/39	8,420,000	9,192,535

18	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Wastewater Transmission, Revenue Bonds (continued)
5.00%, due 1/1/44	$13,840,000	$15,091,690
Series A, Insured: AGM 5.25%, due 1/1/42	4,000,000	4,719,840
City of Chicago IL, Wastewater, Revenue Bonds
5.00%, due 11/1/27	1,000,000	1,139,620
Series 2017-2, Insured: AGM 5.00%, due 11/1/28	2,000,000	2,435,480
5.00%, due 11/1/29	1,700,000	1,924,162
Series 2017-2, Insured: AGM 5.00%, due 11/1/30	3,000,000	3,617,250
Series 2017-2, Insured: AGM 5.00%, due 11/1/32	5,000,000	5,974,550
Series 2017-2, Insured: AGM 5.00%, due 11/1/33	10,000,000	11,917,500
Series 2017-2, Insured: AGM 5.00%, due 11/1/38	3,500,000	4,116,770
Insured: AGM 5.25%, due 11/1/33	4,535,000	5,508,846
Insured: AGM 5.25%, due 11/1/34	1,785,000	2,163,438
Insured: AGM 5.25%, due 11/1/35	3,025,000	3,656,741
City of Country Club Hills IL, Unlimited General Obligation Insured: BAM 4.50%, due 12/1/31	455,000	492,556
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	5,000,000	5,656,050
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,849,618
Series C, Insured: BAM 5.00%, due 12/1/31	2,610,000	2,981,560
Cook County School District No. 162, Unlimited General Obligation Series C, Insured: BAM 4.00%, due 12/1/38	2,000,000	2,193,200
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	10,815,648

	Principal Amount	Value
Illinois (continued)
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	$5,000,000	$5,643,300
Madison County Community Unit School, District No. 7 Edwardsville, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/20	2,085,000	2,144,214
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,250,000	10,683,082
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	58,750,000	34,113,187
Peoria County School District No. 150, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 1/1/38	750,000	808,920
Series A, Insured: AGM 4.00%, due 1/1/39	1,175,000	1,264,735
Series A, Insured: AGM 5.00%, due 1/1/35	1,060,000	1,232,377
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/29	580,000	699,683
Rock Island County, Public Building Commission, Revenue Bonds
Insured: AGM 5.00%, due 12/1/31	500,000	588,995
Insured: AGM 5.00%, due 12/1/36	2,645,000	3,081,213
Sales Tax Securitization Corp., Revenue Bonds Series A 5.00%, due 1/1/40	2,665,000	3,065,789
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation Series A 4.00%, due 1/1/44	5,000,000	5,411,850
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,371,589
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,857,703
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,141,060

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Sales Tax, Revenue Bonds 4.50%, due 6/15/36	$17,500,000	$17,882,200
State of Illinois, Unlimited General Obligation
Insured: BAM 4.00%, due 6/1/41	12,600,000	13,477,086
Series B 5.00%, due 9/1/27	23,750,000	27,372,825
Series C 5.00%, due 11/1/29	35,000,000	39,711,000
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,780,000	4,381,247
University of Illinois, Auxiliary System Facilities, Revenue Bonds Series A, Insured: AGM 4.00%, due 4/1/43	2,500,000	2,719,600
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,745,685
Village of Crestwood IL, Alternative Revenue Source, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 12/15/29	750,000	838,237
Series B, Insured: BAM 5.00%, due 12/15/30	850,000	950,725
Series B, Insured: BAM 5.00%, due 12/15/31	955,000	1,067,384
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	7,670,000	9,056,583
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/40	8,090,000	9,493,777
Series A, Insured: AGM 5.00%, due 12/1/46	3,335,000	3,845,022
Village of Schaumburg IL, Unlimited General Obligation Series A 4.00%, due 12/1/41	39,295,000	41,370,562

		489,397,607

Indiana 1.0%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,259,663

	Principal Amount	Value
Indiana (continued)
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds (continued)
Series A 5.00%, due 2/1/25	$2,215,000	$2,380,948
Series B 5.00%, due 2/1/25	2,210,000	2,375,573
Series B 5.00%, due 2/1/26	2,320,000	2,491,216
Indiana Finance Authority, Green Bond, CWA Authority Project, Revenue Bonds Series A 5.00%, due 10/1/49	11,290,000	13,807,331
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds 5.50%, due 8/15/40	7,425,000	7,640,548
Indiana Housing & Community Development Authority Single Family Mortgage, Revenue Bonds Series A, Insured: GNMA 4.00%, due 7/1/48	2,980,000	3,234,254
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds Series E 5.00%, due 1/1/40	6,350,000	7,837,360
Tippecanoe County School Building Corp., Revenue Bonds
4.00%, due 7/15/37	1,390,000	1,574,064
4.00%, due 7/15/38	1,215,000	1,370,459
Vanderburgh County Redevelopment District, Tax Allocation Insured: AGM 5.00%, due 2/1/31	2,310,000	2,725,038

		47,696,454

Iowa 1.6%
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/21	545,000	550,782
Series E 4.00%, due 6/1/22	1,405,000	1,421,720
Series E 4.00%, due 6/1/23	1,320,000	1,336,130
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds Series C, Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/48	1,960,000	2,131,108
Iowa Finance Authority, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/47	2,910,000	3,243,428

20	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa (continued)
Iowa Higher Education Loan Authority, Private College Facility, Grinnell College Project, Revenue Bonds 5.00%, due 12/1/46	$10,700,000	$12,762,853
PEFA, Inc., Revenue Bonds 5.00%, due 9/1/49 (a)	45,565,000	53,608,134

		75,054,155

Kansas 0.3%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	659,620
5.00%, due 12/1/28	410,000	475,502
5.00%, due 12/1/30	500,000	574,860
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,928,550
5.00%, due 9/1/34	5,000,000	5,847,250
5.00%, due 9/1/35	2,800,000	3,268,020

		13,753,802

Kentucky 0.2%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds
Series A 4.00%, due 2/1/21	1,070,000	1,094,803
Series A 5.00%, due 2/1/23	1,525,000	1,666,032
Fayette County School District Finance Corp., Revenue Bonds Series A 4.00%, due 5/1/38	2,995,000	3,288,540
Louisville / Jefferson County Metropolitan Government, Louisville Water Co., Revenue Bonds 3.00%, due 11/15/35	3,915,000	4,088,434

		10,137,809

Louisiana 0.8%
City of Shreveport LA, Unlimited General Obligation
Insured: BAM 5.00%, due 8/1/28	2,285,000	2,801,616
Insured: BAM 5.00%, due 8/1/30	5,355,000	6,522,229
Louisiana Local Government Environmental Facilities & Community Development Authority, McNeese State University Student Parking Co., Revenue Bonds
Insured: AGM 4.00%, due 3/1/22	335,000	354,417

	Principal Amount	Value
Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, McNeese State University Student Parking Co., Revenue Bonds (continued)
Insured: AGM 4.00%, due 3/1/23	$350,000	$370,097
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,158,393
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/34	2,010,000	2,334,434
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	1,485,000	1,658,299
State of Louisiana, Unlimited General Obligation
Series A 4.00%, due 2/1/34	10,000,000	10,829,500
Series A 5.00%, due 3/1/37	6,995,000	8,758,160

		36,787,145

Maryland 2.0%
City of Baltimore MD, Water Projects, Revenue Bonds Series A 4.00%, due 7/1/37	2,065,000	2,360,068
County of Anne Arundel MD, Unlimited General Obligation
5.00%, due 10/1/42	7,200,000	9,090,648
5.00%, due 10/1/43	7,200,000	9,065,304
County of Baltimore, Unlimited General Obligation
4.00%, due 3/1/36	4,835,000	5,596,609
4.00%, due 3/1/37	10,120,000	11,675,241
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds
Series C 3.50%, due 3/1/50	3,700,000	3,993,743
Series A 4.25%, due 9/1/49	15,000,000	16,550,400
Maryland Stadium Authority, Construction & Revitalization, Revenue Bonds Series A 5.00%, due 5/1/42	24,645,000	29,715,216

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Montgomery County Housing Opportunities Commission Program, Revenue Bonds Series A 4.00%, due 7/1/49	$6,705,000	$7,373,824

		95,421,053

Massachusetts 1.7%
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation Series C 5.00%, due 5/1/45	15,000,000	18,568,350
Commonwealth of Massachusetts, Limited General Obligation Series A 5.25%, due 1/1/44	31,905,000	40,128,833
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/30	1,200,000	1,401,288
5.00%, due 10/1/31	1,200,000	1,398,660
5.00%, due 10/1/32	1,240,000	1,440,595
5.00%, due 10/1/33	1,500,000	1,737,435
5.00%, due 10/1/34	2,170,000	2,508,542
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 4.00%, due 1/1/33	1,000,000	1,120,810
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (b)	715,000	720,605
Series I 6.00%, due 1/1/28	675,000	678,888
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds Series 199 4.00%, due 12/1/48	3,640,000	3,940,518
Massachusetts School Building Authority, Sales Tax, Revenue Bonds Series A 5.00%, due 2/15/49	3,700,000	4,332,404
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,128,780

		80,105,708

	Principal Amount	Value
Michigan 2.4%
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	$750,000	$814,935
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,916,659
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,897,528
Downriver Utility Wastewater Authority, Revenue Bonds Insured: AGM 5.00%, due 4/1/31	1,600,000	1,938,512
Grand Rapids Public Schools, Unlimited General Obligation Insured: AGM 5.00%, due 11/1/42	1,400,000	1,711,486
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	14,150,000	15,357,419
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Series C 5.25%, due 7/1/35	20,000,000	24,138,800
Senior Lien-Series A 5.25%, due 7/1/41	5,000,000	5,283,450
Senior Lien-Series A 5.75%, due 7/1/37	5,550,000	5,929,231
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,454,128
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,745,607
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,750,125
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	4,365,000	5,061,392
Michigan Finance Authority, Great Lakes Water, Revenue Bonds
Series C-7, Insured: NATL-RE 5.00%, due 7/1/32	2,500,000	2,851,125
Series C-3, Insured: AGM 5.00%, due 7/1/33	3,000,000	3,430,800
Series C-1 5.00%, due 7/1/44	2,500,000	2,684,150

22	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D2, Insured: AGM 5.00%, due 7/1/28	$500,000	$580,960
Series D-1 5.00%, due 7/1/33	500,000	583,820
Series D-1 5.00%, due 7/1/34	500,000	582,590
Series D1, Insured: AGM 5.00%, due 7/1/35	2,000,000	2,280,520
Series D6, Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,393,006
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds
5.00%, due 11/1/24	750,000	879,863
5.00%, due 11/1/25	1,000,000	1,202,080
5.00%, due 11/1/27	1,200,000	1,500,492
5.00%, due 11/1/30	500,000	628,470
5.00%, due 11/1/31	750,000	937,170
Saginaw City School District, Unlimited General Obligation
Insured: Q-SBLF 5.00%, due 5/1/29	260,000	306,046
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	410,053
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	875,408
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	289,500
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	404,471
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	490,382
Tri-County Area School District, Unlimited General Obligation
Insured: AGM 4.00%, due 5/1/35	1,540,000	1,734,533
Insured: AGM 4.00%, due 5/1/39	1,825,000	2,020,092
Insured: AGM 4.00%, due 5/1/44	3,000,000	3,282,180
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,500,000	2,506,525

		113,853,508

	Principal Amount	Value
Minnesota 0.4%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Revenue Bonds 4.00%, due 11/15/37	$1,000,000	$1,108,700
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA/FMNA/FHLMC 4.25%, due 1/1/49	4,885,000	5,366,710
Series B, Insured: GNMA/FNMA/FHLMC 4.25%, due 7/1/49	10,335,000	11,411,804
State of Minnesota, Unlimited General Obligation Series A 5.00%, due 8/1/36	2,500,000	3,155,100

		21,042,314

Mississippi 0.1%
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds 5.00%, due 3/1/43	1,510,000	1,803,740
Mississippi Home Corp., Mortgage Revenue, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 12/1/44	1,925,000	2,097,557

		3,901,297

Missouri 0.7%
City of Kansas MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	10,055,000	11,469,638
Health & Educational Facilities Authority of the State of Missouri, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,563,480
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	676,215
Missouri Housing Development Commission Mortgage Revenue, Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/47	7,620,000	8,422,538
Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/49	4,405,000	4,834,311
Springfield School District No. R-12, Unlimited General Obligation 4.00%, due 3/1/35	3,140,000	3,651,349

		33,617,531

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Montana 0.8%
Missoula County Elementary School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	$145,000	$166,649
4.00%, due 7/1/31	345,000	393,859
4.00%, due 7/1/32	590,000	669,379
4.00%, due 7/1/33	555,000	628,221
Missoula High School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	500,000	577,735
4.00%, due 7/1/31	335,000	383,722
4.00%, due 7/1/33	350,000	398,828
4.00%, due 7/1/34	370,000	419,314
4.00%, due 7/1/35	515,000	580,250
Montana Board of Housing, Revenue Bonds
Series B 3.40%, due 12/1/33	1,645,000	1,748,092
Series B 3.60%, due 6/1/37	2,125,000	2,260,702
Series B 4.00%, due 12/1/43	1,725,000	1,855,755
Montana Facilities Finance Authority, Revenue Bonds
5.00%, due 2/15/30	1,790,000	2,134,933
5.00%, due 2/15/31	1,500,000	1,778,640
5.00%, due 2/15/32	775,000	916,073
5.00%, due 2/15/33	1,320,000	1,556,346
5.00%, due 2/15/34	1,200,000	1,412,172
Silver Bow County School District No. 1, Unlimited General Obligation
4.00%, due 7/1/30	1,745,000	2,059,170
4.00%, due 7/1/32	1,945,000	2,259,215
4.00%, due 7/1/33	2,020,000	2,339,726
Yellowstone County K-12, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,260,000	2,863,804
5.00%, due 7/1/30	2,500,000	3,151,025
5.00%, due 7/1/31	3,015,000	3,772,519
5.00%, due 7/1/32	3,300,000	4,101,339

		38,427,468

Nebraska 1.4%
Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/32	5,190,000	5,634,835
5.00%, due 9/1/42	13,960,000	15,160,560
Series A 5.00%, due 9/1/42	15,500,000	21,398,835
5.25%, due 9/1/37	15,535,000	16,972,919

	Principal Amount	Value
Nebraska (continued)
Colfax County School District No. 123, Unlimited General Obligation 4.00%, due 12/15/33	$2,740,000	$2,987,422
Nebraska Investment Finance Authority Single Family Housing, Revenue Bonds Series C 4.00%, due 9/1/48	5,275,000	5,718,997

		67,873,568

Nevada 0.6%
Clark County School District, Limited General Obligation Series B, Insured: AGM 4.00%, due 6/15/35	5,395,000	6,136,111
Clark County, Limited General Obligation
Series C 4.00%, due 7/1/33	8,690,000	10,114,813
4.00%, due 6/1/35	2,400,000	2,781,360
4.00%, due 6/1/36	2,500,000	2,883,275
Washoe County School District, Limited General Obligation
Series A, Insured: BAM 3.00%, due 6/1/33	3,875,000	4,048,600
Series A, Insured: BAM 3.00%, due 6/1/34	2,490,000	2,583,923
Series A, Insured: BAM 3.00%, due 6/1/35	2,355,000	2,436,365

		30,984,447

New Hampshire 0.1%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,927,674
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds
5.00%, due 1/1/31	905,000	1,056,008
5.00%, due 1/1/32	950,000	1,106,152
5.00%, due 1/1/33	1,000,000	1,161,700
5.00%, due 1/1/34	1,050,000	1,217,811
5.00%, due 1/1/35	600,000	694,602

		7,163,947

New Jersey 3.4%
Atlantic County Improvement Authority, Stockton University-Atlantic City, Revenue Bonds
Series A, Insured: AGM 5.00%, due 7/1/31	2,670,000	3,184,135
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,550,627
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,652,350

24	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
City of Atlantic City NJ, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 3/1/32	$3,400,000	$4,052,256
New Brunswick Parking Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/28	4,780,000	5,859,420
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,893,367
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,597,331
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	8,209,631
New Jersey Building Authority, Unrefunded, Revenue Bonds
Series A, Insured: BAM 5.00%, due 6/15/25	2,015,000	2,359,646
Series A, Insured: BAM 5.00%, due 6/15/28	1,805,000	2,140,694
New Jersey Economic Development Authority, New Jersey Natural Gas Co. Project, Revenue Bonds Series C 3.00%, due 8/1/41 (b)	5,000,000	4,869,100
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (b)	1,000,000	1,127,290
Series A, Insured: BAM 5.00%, due 7/1/28	2,000,000	2,422,880
5.50%, due 1/1/26 (b)	1,000,000	1,151,580
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM 5.00%, due 7/1/29	4,775,000	5,722,217
Series A, Insured: BAM 5.00%, due 7/1/30	5,000,000	5,966,400
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,571,470
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds Series A 5.00%, due 7/1/38	10,000,000	12,011,600
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series C 4.00%, due 12/1/48 (b)	2,250,000	2,405,115

	Principal Amount	Value
New Jersey (continued)
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds Series C 4.75%, due 10/1/50	$12,110,000	$13,620,722
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A 5.00%, due 6/15/28	4,800,000	5,656,896
Series A 5.00%, due 6/15/29	8,380,000	9,834,014
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	30,000,000	19,877,100
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds Series A 5.00%, due 12/15/28	5,000,000	6,016,150
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	4,000,000	4,567,920
Newark Housing Authority, Revenue Bonds
Insured: AGM 4.00%, due 12/1/27	500,000	557,700
Insured: AGM 4.00%, due 12/1/29	250,000	277,038
Insured: AGM 4.00%, due 12/1/30	250,000	275,475
Insured: AGM 4.00%, due 12/1/31	225,000	246,863
Insured: AGM 5.00%, due 12/1/28	750,000	899,370
Insured: AGM 5.00%, due 12/1/38	1,740,000	2,032,546
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 11/1/31	1,750,000	2,221,642
Series A, Insured: AGM 5.00%, due 11/1/32	1,500,000	1,897,260
Series A, Insured: AGM 5.00%, due 11/1/33	750,000	946,365
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/31	3,000,000	3,643,650
Series A 5.00%, due 6/1/33	6,500,000	7,828,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds (continued)
Series A 5.00%, due 6/1/34	$1,500,000	$1,796,400
Series A 5.00%, due 6/1/36	6,000,000	7,137,300

		166,080,250

New Mexico 0.2%
City of Albuquerque NM, Gross Receipts Lodgers Tax Revenue, Revenue Bonds Series A 4.00%, due 7/1/36	2,490,000	2,870,024
City of Farmington NM, Revenue Bonds Series C 5.90%, due 6/1/40	2,000,000	2,050,520
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Revenue Bonds Series C, Class I, Insured: GNMA/FNMA/FHLMC 4.00%, due 1/1/49	3,405,000	3,708,317

		8,628,861

New York 13.7%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	975,000	979,007
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,066,092
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,155,313
City of New York NY, Unlimited General Obligation
Series B-1 4.00%, due 10/1/35	12,040,000	13,956,046
Subseries A-1 4.00%, due 8/1/40	25,000,000	28,490,750
Series B-1 5.00%, due 10/1/38	5,000,000	6,298,000
5.25%, due 10/1/32	20,000,000	25,147,200
Long Island Power Authority, Electric System, Revenue Bonds Insured: BAM 5.00%, due 9/1/44	10,000,000	11,384,600
Long Island Power Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,484,500
Series B 5.00%, due 9/1/45	8,970,000	10,365,553

	Principal Amount	Value
New York (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series C, Insured: AGM 4.00%, due 11/15/45	$8,000,000	$8,984,880
Series C, Insured: AGM 4.00%, due 11/15/48	5,875,000	6,576,005
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	4,500,000	5,435,505
Metropolitan Transportation Authority, Revenue Bonds
Series C, Insured: AGM 4.00%, due 11/15/49	4,900,000	5,477,906
Series D 5.00%, due 11/15/32	9,000,000	11,032,020
Series D-1, Insured: BAM 5.00%, due 11/15/33	13,650,000	16,148,223
New York City Housing Development Corp., Revenue Bonds Series E-1-C 4.95%, due 11/1/46	4,625,000	5,305,060
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1 5.00%, due 7/15/33	6,060,000	7,058,688
Series S-2 5.00%, due 7/15/34	3,000,000	3,535,770
Series S-1 5.00%, due 7/15/36	10,000,000	11,585,000
Series S-1 5.00%, due 7/15/43	11,880,000	13,829,746
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series C-1 4.00%, due 11/1/38	4,380,000	5,008,136
Subseries F-1 5.00%, due 5/1/32	4,000,000	4,895,880
Series B-1 5.00%, due 8/1/32	10,000,000	11,584,400
Subseries A-1 5.00%, due 5/1/33	10,000,000	11,979,900
Series A-2 5.00%, due 8/1/34	7,795,000	9,533,753
Series A1 5.00%, due 8/1/36	5,100,000	5,997,447
Subseries E-1 5.00%, due 2/1/37	5,000,000	5,893,300
Series E-1 5.00%, due 2/1/41	2,500,000	2,887,400

26	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (continued)
Subseries F-1 5.00%, due 5/1/42	$11,500,000	$13,732,840
Series B-1 5.00%, due 8/1/45	2,390,000	2,861,523
Subseries B-1 5.25%, due 8/1/37	5,570,000	7,013,633
New York City Water & Sewer System, Revenue Bonds Series EE 5.25%, due 6/15/33	6,235,000	7,863,831
New York City Water & Sewer System, Second General Resolution, Revenue Bonds Series AA 4.00%, due 6/15/40	5,030,000	5,758,092
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds Class 1 2.45%, due 9/15/69	10,000,000	10,107,200
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	5,000,000	5,051,100
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	13,235,546
New York Liberty Development Corp., World Trade Center, Revenue Bonds 5.75%, due 11/15/51	18,940,000	20,606,341
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.00%, due 7/1/35	6,610,000	7,831,462
New York State Dormitory Authority, Revenue Bonds Series E 5.00%, due 3/15/34	4,190,000	4,944,074
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series E 5.00%, due 3/15/37	5,250,000	6,512,520
5.00%, due 3/15/40	8,280,000	9,895,925
Series B 5.00%, due 3/15/40	26,080,000	31,779,784
Series E 5.00%, due 3/15/40	5,000,000	6,152,100

	Principal Amount	Value
New York (continued)
New York State Dormitory Authority, Sales Tax, Revenue Bonds (continued)
Series A 5.00%, due 3/15/42	$10,000,000	$12,133,100
Series E 5.00%, due 3/15/43	20,000,000	24,454,600
Series A 5.00%, due 3/15/43	10,000,000	12,112,900
5.00%, due 3/15/44	5,000,000	5,935,900
Series A 5.00%, due 3/15/45	3,000,000	3,624,210
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds 5.00%, due 2/15/38	13,490,000	16,321,011
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A 5.00%, due 7/1/36	1,000,000	1,219,920
Series A 5.00%, due 7/1/38	1,000,000	1,212,180
New York State Environmental Facilities Corp., Green Bond, 2010 Master Finance Program, Revenue Bonds Series A 5.00%, due 8/15/44	22,385,000	28,016,171
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series B, Insured: AGM 4.00%, due 1/1/40	8,500,000	9,656,765
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series A 5.00%, due 3/15/30	12,350,000	14,918,800
Series A 5.00%, due 3/15/43	10,360,000	12,676,807
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (b)
Insured: AGM 4.00%, due 7/1/31	10,925,000	11,802,824
Series A, Insured: AGM 4.00%, due 7/1/36	24,800,000	26,526,576
Rensselaer City School District, Certificates of Participation
Insured: AGM 5.00%, due 6/1/30	1,880,000	2,255,342
Insured: AGM 5.00%, due 6/1/32	2,000,000	2,383,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Suffolk County NY, Public Improvement, Limited General Obligation Series B, Insured: AGM 5.00%, due 10/15/28	$4,020,000	$4,961,203
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B 5.00%, due 11/15/35	8,560,000	10,448,678
Series B 5.00%, due 11/15/38	3,600,000	4,351,464
Series A 5.00%, due 11/15/43	6,000,000	7,434,960
Series A 5.00%, due 11/15/44	3,150,000	3,824,383
Series A 5.00%, due 11/15/45	12,540,000	15,205,377
Series A 5.00%, due 11/15/46	5,000,000	6,054,250
TSASC, Inc., Revenue Bonds
Series A 5.00%, due 6/1/34	6,990,000	8,259,454
Series A 5.00%, due 6/1/35	2,865,000	3,376,202

		665,588,568

North Carolina 0.1%
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,023,420
North Carolina State Housing Finance Agency, Revenue Bonds Series 42, Insured: GNMA/FNMA 4.00%, due 1/1/50	5,000,000	5,507,550

		6,530,970

North Dakota 0.7%
North Dakota Board of Higher Education, University of North Dakota Housing & Auxiliary Facilities, Revenue Bonds
Series A, Insured: AGM 4.00%, due 4/1/44	5,500,000	6,061,605
Series A, Insured: AGM 4.00%, due 4/1/50	13,000,000	14,218,230
North Dakota Housing Finance Agency, Home Mortgage Finance Program, Revenue Bonds
Series D 4.25%, due 1/1/49	8,980,000	9,822,504
Series A 4.25%, due 7/1/49	3,000,000	3,305,070

		33,407,409

	Principal Amount	Value
Ohio 1.5%
City of Cleveland OH, Income Tax, Bridges & Roadways Improvements, Revenue Bonds Series A-2 5.00%, due 10/1/37	$380,000	$435,438
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/31	650,000	766,188
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,585,792
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,565,795
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,073,713
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,169,460
Ohio Housing Finance Agency, Residential Mortgage Revenue, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.50%, due 9/1/48	5,820,000	6,443,904
Ohio State Water Development Authority, Revenue Bonds
Series B 3.00%, due 12/1/33	2,120,000	2,265,241
Series B 3.00%, due 12/1/34	2,100,000	2,237,235
State of Ohio, Unlimited General Obligation
Series A 5.00%, due 5/1/36	7,150,000	8,710,773
Series A 5.00%, due 2/1/38	5,690,000	6,721,825
Series A 5.00%, due 5/1/38	14,500,000	17,554,570
Series A 5.00%, due 6/15/39	5,000,000	6,286,550
University of Cincinnati, Revenue Bonds Series A 5.00%, due 6/1/45	10,000,000	11,944,000

		71,760,484

Oklahoma 1.1%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A 5.00%, due 9/1/26	1,800,000	2,196,216

28	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oklahoma (continued)
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds (continued)
Series A 5.00%, due 9/1/27	$3,780,000	$4,576,748
Series A 5.00%, due 9/1/28	5,000,000	6,035,400
Series A 5.00%, due 9/1/29	4,620,000	5,554,072
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	3,200,000	3,839,872
5.00%, due 9/1/29	2,370,000	2,832,363
Oklahoma Housing Finance Agency, Homeownership Loan Program, Revenue Bonds Series A 4.75%, due 9/1/48	3,205,000	3,589,408
Oklahoma Housing Finance Agency, Single Family Mortgage Program, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 9/1/49	5,500,000	6,052,640
Oklahoma Municipal Power Authority, Revenue Bonds Series A 4.00%, due 1/1/47	7,650,000	7,977,726
Oklahoma State Municipal Power Authority, Revenue Bonds
Series A 5.00%, due 1/1/29	250,000	299,067
Series A 5.00%, due 1/1/30	900,000	1,072,998
Series A 5.00%, due 1/1/32	805,000	952,613
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	510,265
Weatherford Industrial Trust Educational Facilities, Weatherford Public Schools Project, Revenue Bonds
5.00%, due 3/1/31	1,820,000	2,252,050
5.00%, due 3/1/33	2,500,000	3,069,600

		50,811,038

Oregon 0.3%
Marion & Polk Counties, Salem-Keizer School District No. 24J, Unlimited General Obligation Insured: School Bond Guaranty 5.00%, due 6/15/39	4,000,000	4,970,560

	Principal Amount	Value
Oregon (continued)
Oregon State Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds Series C 4.50%, due 7/1/49	$10,510,000	$11,600,307

		16,570,867

Pennsylvania 2.1%
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	6,000,000	6,638,160
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds Insured: BAM 5.00%, due 6/1/31	10,000,000	12,376,900
County of Lancaster PA, Unlimited General Obligation
Series A, Insured: BAM 4.00%, due 5/1/30	500,000	551,945
Series A, Insured: BAM 4.00%, due 5/1/31	420,000	462,445
Cumberland County Municipal Authority, Penn State Health Obligated Group, Revenue Bonds
4.00%, due 11/1/36	1,250,000	1,409,750
4.00%, due 11/1/37	2,100,000	2,357,775
Pennsylvania State Housing Finance Agency, Revenue Bonds
Series 127B 3.55%, due 10/1/33	4,000,000	4,284,800
Series 130A 4.00%, due 10/1/49	4,000,000	4,331,560
Pennsylvania Turnpike Commission, Revenue Bonds Series A, Insured: BAM 5.00%, due 12/1/44	7,500,000	9,137,700
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds Series 14T 5.00%, due 10/1/31	2,300,000	2,751,950
Pittsburgh Water & Sewer Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 9/1/44	4,530,000	5,543,452
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	5,505,000	6,408,205

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	$30,000,000	$35,403,900
West Chester Area School District, Limited General Obligation
4.00%, due 5/15/36	4,150,000	4,711,537
4.00%, due 5/15/37	4,385,000	4,962,548

		101,332,627

Puerto Rico 3.6%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.125%, due 7/1/47	14,410,000	14,818,235
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 7/1/22	715,000	734,963
Series A, Insured: AGC 5.00%, due 7/1/26	575,000	589,685
Series A, Insured: AGC 5.00%, due 7/1/27	525,000	538,345
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,170,000	5,235,556
Series A, Insured: AGM 5.00%, due 7/1/35	32,580,000	34,149,704
Insured: AGM 5.25%, due 7/1/20	1,430,000	1,457,356
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	446,864
Series A, Insured: AGM 5.25%, due 7/1/24	1,955,000	2,051,186
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	722,183
Series A, Insured: NATL-RE 5.50%, due 7/1/20	4,850,000	4,933,032
Series C, Insured: AGM 5.75%, due 7/1/37	1,150,000	1,187,812
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,240,000	2,307,670
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/34	285,000	291,119
Insured: AGC 5.25%, due 7/1/32	500,000	514,085

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	$4,350,000	$4,460,142
Series A, Insured: AGC 6.125%, due 7/1/24	660,000	711,249
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	4,855,000	4,868,060
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM 3.625%, due 7/1/23	3,115,000	3,115,343
Series UU, Insured: AGC 4.25%, due 7/1/27	2,345,000	2,349,667
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	1,140,000	1,141,482
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,200,000	1,217,532
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,450,000	1,474,563
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	840,964
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,105,000	1,126,382
Series UU, Insured: AGM 5.00%, due 7/1/23	2,290,000	2,346,334
Series UU, Insured: AGM 5.00%, due 7/1/24	4,415,000	4,527,627
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	2,915,000	2,978,372
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	512,710
Series SS, Insured: AGM 5.00%, due 7/1/30	550,000	562,881
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	1,875,000	2,005,256
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	1,470,000	1,579,324
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	2,138,860
Series VV, Insured: NATL-RE 5.25%, due 7/1/34	550,000	587,301
Series VV, Insured: NATL-RE 5.25%, due 7/1/35	620,000	661,850
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: NATL-RE 5.25%, due 7/1/24	2,195,000	2,325,427
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	5,908,601

30	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series CC, Insured: AGM 5.25%, due 7/1/33	$2,165,000	$2,433,503
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,030,000	5,376,014
Series N, Insured: AGC 5.25%, due 7/1/34	5,125,000	5,763,985
Series CC, Insured: AGM 5.25%, due 7/1/36	2,355,000	2,642,899
Series N, Insured: AGC, AGM 5.25%, due 7/1/36	1,425,000	1,599,206
Series N, Insured: AGC 5.25%, due 7/1/36	2,990,000	3,355,468
Series N, Insured: AGC 5.25%, due 7/1/39	135,000	150,894
Series L, Insured: AGC 5.25%, due 7/1/41	2,535,000	2,829,947
Series E, Insured: AGM 5.50%, due 7/1/21	670,000	701,309
Series N, Insured: AGC, AGM 5.50%, due 7/1/26	350,000	391,430
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	10,325,000	11,757,800
Series CC, Insured: AGC 5.50%, due 7/1/31	1,780,000	2,036,516
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	2,240,000	2,296,941
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	666,451
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 4.75%, due 8/1/22	820,000	837,851
Series A, Insured: AGM 5.00%, due 8/1/21	195,000	198,520
Series A, Insured: AGM 5.00%, due 8/1/27	290,000	297,372
Series A, Insured: AGM 5.00%, due 8/1/30	1,720,000	1,760,282
Series C, Insured: AGC 5.25%, due 8/1/20	210,000	214,521
Series C, Insured: AGC 5.25%, due 8/1/23	340,000	365,622
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	265,000	279,384
Series K, Insured: AGM 5.25%, due 7/1/27	1,150,000	1,167,871

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (continued)
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	$300,000	$308,940
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,690,518
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2042 National Custodial Trust, Revenue Bonds Series 2007-A (zero coupon), due 8/1/42	7,862,713	563,565
Puerto Rico Sales Tax Financing Corp Sales Tax, Revenue Bonds
Series 2007-A (zero coupon), due 8/1/45	15,955,041	1,143,584
Insured: BHAC (zero coupon), due 8/1/54	236,816	46,357

		174,294,472

Rhode Island 0.5%
City of Cranston RI, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 8/1/37	1,335,000	1,650,180
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,668,822
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	5,970,300
Rhode Island Health & Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B 5.00%, due 5/15/33	1,045,000	1,315,770
Series B 5.00%, due 5/15/34	1,095,000	1,373,152
Series B 5.00%, due 5/15/35	1,150,000	1,432,360
Series B 5.00%, due 5/15/36	1,205,000	1,491,802
Series B 5.00%, due 5/15/37	1,265,000	1,560,491
Rhode Island Health & Educational Building Corp., Rhode Island School of Design, Revenue Bonds
5.00%, due 8/15/29	500,000	633,050
5.00%, due 8/15/31	400,000	500,528
5.00%, due 8/15/33	450,000	558,302

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, Revenue Bonds Series 69-B, Insured: GNMA/FNMA/FHLMC 4.00%, due 10/1/48	$5,400,000	$5,869,638

		24,024,395

South Carolina 2.6%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (a)	4,300,000	4,682,313
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	11,057,046
South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/29	5,000,000	5,798,250
Series A 5.00%, due 12/1/32	10,000,000	11,861,900
Series B 5.00%, due 12/1/41	3,500,000	4,106,900
Series B 5.00%, due 12/1/46	3,125,000	3,644,625
Series B 5.00%, due 12/1/56	2,500,000	2,888,325
Series E 5.25%, due 12/1/55	27,430,000	31,667,661
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series A 5.00%, due 12/1/25	6,445,000	6,923,219
Series D 5.00%, due 12/1/26	2,595,000	2,818,663
Series C 5.00%, due 12/1/36	3,860,000	4,106,577
Series D 5.00%, due 12/1/43	5,150,000	5,494,998
South Carolina State Housing Finance & Development Authority, Revenue Bonds Series A 4.50%, due 7/1/48	3,865,000	4,254,592
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Insured: AGM 5.00%, due 10/1/35	5,210,000	6,393,608
5.00%, due 10/1/36	15,000,000	18,276,900

	Principal Amount	Value
South Carolina (continued)
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	$1,100,000	$1,291,466

		125,267,043

South Dakota 0.3%
South Dakota Conservancy District, Revenue Bonds
5.00%, due 8/1/37	1,750,000	2,184,543
5.00%, due 8/1/38	3,000,000	3,731,850
South Dakota Housing Development Authority, Revenue Bonds
Series A 4.00%, due 5/1/49	4,960,000	5,414,584
Series B 4.00%, due 11/1/49	5,000,000	5,509,600

		16,840,577

Tennessee 0.6%
Chattanooga Health Educational & Housing Facility Board, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 4.00%, due 8/1/36	1,000,000	1,101,350
Series A-1 4.00%, due 8/1/38	1,000,000	1,091,790
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds Series A 6.00%, due 7/1/38	3,605,000	3,718,305
Tennessee Housing & Development Agency, Residential Finance Program, Revenue Bonds
Issue 3 4.25%, due 7/1/49	3,870,000	4,233,819
4.25%, due 1/1/50	9,950,000	10,983,407
4.50%, due 7/1/49	7,905,000	8,750,835

		29,879,506

Texas 7.1%
Bexar County Hospital District, Limited General Obligation
4.00%, due 2/15/37	4,200,000	4,703,412
5.00%, due 2/15/48	2,300,000	2,712,919
Brazoria County Municipal Utility District No. 34, Unlimited General Obligation Insured: NATL-RE 3.00%, due 9/1/29	600,000	613,416

32	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/34	$5,000,000	$5,660,900
Series C 5.00%, due 8/15/37	2,135,000	2,403,241
City of Austin TX, Airport System, Revenue Bonds (b)
5.00%, due 11/15/24	4,000,000	4,674,240
5.00%, due 11/15/25	4,000,000	4,784,480
Series B 5.00%, due 11/15/44	9,675,000	11,799,437
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	1,035,000	1,175,563
City of Houston TX, Utility System, Revenue Bonds
Series B 5.00%, due 11/15/33	2,000,000	2,418,640
Series B 5.00%, due 11/15/34	1,500,000	1,921,425
Series B 5.00%, due 11/15/35	1,555,000	1,985,517
City of Houston, Limited General Obligation Series A 5.00%, due 3/1/29	5,000,000	6,155,650
Dallas Area Rapid Transit Sales Tax Revenue, Revenue Bonds
Series B 4.00%, due 12/1/36	7,500,000	8,439,075
Series B 4.00%, due 12/1/37	6,155,000	6,881,844
Dallas County Hospital District, Limited General Obligation 5.00%, due 8/15/30	12,170,000	15,246,454
Dallas-Fort Worth International Airport, Revenue Bonds Series C 5.125%, due 11/1/43 (b)	5,000,000	5,467,950
Fort Bend Independent School District, Unlimited General Obligation
Series B, Insured: PSF 5.00%, due 2/15/30	1,765,000	2,225,753
Series B, Insured: PSF 5.00%, due 2/15/31	3,250,000	4,080,213
Grand Parkway Transportation Corp., Revenue Bonds Series A 5.00%, due 10/1/43	13,450,000	16,233,074

	Principal Amount	Value
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	$4,280,000	$4,955,769
La Joya Independent School District, Limited General Obligation
Insured: AGM 4.00%, due 2/15/35	930,000	1,024,981
Insured: AGM 5.00%, due 2/15/27	1,490,000	1,818,158
Insured: AGM 5.00%, due 2/15/28	1,565,000	1,900,693
Insured: AGM 5.00%, due 2/15/34	525,000	625,958
Little Elm Independent School District, Unlimited General Obligation Insured: PSF 5.00%, due 8/15/46	30,000,000	36,242,700
North Harris County Regional Water Authority, Senior Lien, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,562,445
North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	1,400,000	1,618,260
Series A 5.00%, due 1/1/35	2,950,000	3,404,507
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	10,884,150
Series B 5.00%, due 1/1/40	22,140,000	24,350,900
San Antonio Independent School District, Unlimited General Obligation Insured: PSF 4.00%, due 8/15/37	3,955,000	4,528,989
San Antonio Water System, Revenue Bonds
Series C 5.00%, due 5/15/34	4,500,000	5,748,705
Series C 5.00%, due 5/15/37	2,230,000	2,821,017
Series C 5.00%, due 5/15/38	2,350,000	2,962,551
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A 5.00%, due 11/15/23	1,245,000	1,389,980
Series A 5.00%, due 11/15/24	1,305,000	1,488,261

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds (continued)
Series A 5.00%, due 11/15/25	$1,370,000	$1,593,283
Series A 5.00%, due 11/15/26	1,440,000	1,700,424
Series B 5.00%, due 11/15/46	3,590,000	4,025,718
Texas Department of Housing & Community Affairs, Revenue Bonds
Series A, Insured: GNMA 4.00%, due 3/1/50	6,600,000	7,370,616
Series A, Insured: GNMA/FNMA 4.75%, due 1/1/49	6,965,000	7,823,993
Series A, Insured: GNMA 4.75%, due 3/1/49	4,875,000	5,432,846
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	17,100,000	18,589,410
5.00%, due 12/15/31	4,575,000	4,967,764
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	5,020,000	5,207,999
7.50%, due 6/30/32	4,095,000	4,271,740
7.50%, due 6/30/33	5,500,000	5,735,510
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/31	1,000,000	1,091,880
Insured: BAM 4.00%, due 5/1/32	1,295,000	1,408,144
Texas State Municipal Power Agency, Revenue Bonds
5.00%, due 9/1/42	1,900,000	1,953,086
5.00%, due 9/1/47	2,750,000	2,824,635
Texas State University System, Revenue Bonds
Series A 3.00%, due 3/15/37	1,000,000	1,027,470
Series A 4.00%, due 3/15/35	2,000,000	2,301,060
Texas Water Development Board, Revenue Bonds
Series A 4.00%, due 10/15/36	2,000,000	2,323,740
Series A 4.00%, due 10/15/37	3,000,000	3,464,400
Series A 4.00%, due 10/15/44	4,500,000	5,100,255

	Principal Amount	Value
Texas (continued)
Texas Water Development Board, Water Implementation Fund, Revenue Bonds
4.00%, due 10/15/41	$7,500,000	$8,317,275
Series B 5.00%, due 4/15/30	5,000,000	6,382,900
Town of Prosper TX, Unlimited General Obligation 4.00%, due 2/15/31	1,235,000	1,424,437
University of Houston, Revenue Bonds Series A 5.00%, due 2/15/33	5,000,000	5,945,000
University of Texas, Revenue Bonds Series A 4.00%, due 8/15/37	11,185,000	13,027,953
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	608,210
West Harris County Regional Water Authority, Revenue Bonds 5.00%, due 12/15/39	1,200,000	1,505,040

		344,336,015

U.S. Virgin Islands 1.0%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	5,100,000	5,119,125
Series A 6.625%, due 10/1/29	6,960,000	6,977,678
Series A 6.75%, due 10/1/37	5,000,000	5,009,600
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (d)	5,000,000	5,556,500
Series A, Insured: AGM 5.00%, due 10/1/32	15,655,000	16,988,806
Series C, Insured: AGM 5.00%, due 10/1/39	5,920,000	6,611,634

		46,263,343

Utah 0.9%
City of Herriman UT, Special Assessment, Towne Centre Assessment Area 5.00%, due 11/1/29	55,000	56,054
Utah Housing Corp., Revenue Bonds
Series I-G2, Insured: GNMA 4.00%, due 9/21/49	3,944,621	4,177,196
Series H, Insured: GNMA 4.50%, due 10/21/48	3,818,323	4,072,165
Series J, Insured: GNMA 4.50%, due 12/21/48	4,847,272	5,169,519

34	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Housing Corp., Revenue Bonds (continued)
Series A, Insured: GNMA 4.50%, due 1/21/49	$9,620,719	$10,260,305
Series B, Insured: GNMA 4.50%, due 2/21/49	5,856,492	6,245,831
Insured: GNMA 4.50%, due 8/21/49	5,982,958	6,380,705
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/31	350,000	435,379
5.00%, due 10/15/38	1,990,000	2,426,288
5.00%, due 10/15/41	2,175,000	2,632,924

		41,856,366

Vermont 0.0%‡
Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Revenue Bonds 4.00%, due 11/1/36	1,750,000	2,042,705

Virginia 1.0%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds Insured: AGM 5.00%, due 7/1/41	11,575,000	13,702,022
Hampton Roads Sanitation District, Revenue Bonds
Series A 5.00%, due 10/1/31	1,420,000	1,781,362
Series A 5.00%, due 10/1/32	2,500,000	3,122,550
Virginia Commonwealth Transportation Board, Revenue Bonds Series A 5.00%, due 5/15/29	3,750,000	4,741,687
Virginia Public School Authority, Special Obligation, Revenue Bonds
Series A 3.00%, due 10/1/36	3,000,000	3,144,510
Series A 3.00%, due 10/1/37	3,000,000	3,130,410
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds Series A 5.00%, due 11/1/30	2,315,000	2,564,626
Virginia Small Business Financing Authority, Express Lanes LLC Project, Revenue Bonds (b)
5.00%, due 1/1/44	3,650,000	3,884,805
5.00%, due 7/1/49	10,000,000	10,639,100

		46,711,072

	Principal Amount	Value
Washington 0.9%
Seattle Municipal Light & Power Revenue, Revenue Bonds
5.00%, due 4/1/37	$5,030,000	$6,335,486
5.00%, due 4/1/40	3,000,000	3,746,670
Thurston & Pierce Counties Community Schools, Unlimited General Obligation 4.00%, due 12/1/35	3,900,000	4,488,627
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N 4.00%, due 12/1/48	5,985,000	6,511,022
Series 1N 4.00%, due 6/1/49	7,500,000	8,191,725
Washington State, Unlimited General Obligation Series C 5.00%, due 2/1/43	11,335,000	13,738,813

		43,012,343

West Virginia 0.1%
State of West Virginia State Road Bonds, Unlimited General Obligation Series B 5.00%, due 12/1/40	5,770,000	7,068,827

Wisconsin 0.4%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	4,027,322
Series A 5.00%, due 12/15/32	2,850,000	3,125,082
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Revenue Bonds Series C 5.00%, due 2/15/23	2,110,000	2,344,273
Wisconsin Housing & Economic Development Authority, Revenue Bonds Series D 4.00%, due 3/1/47	7,965,000	8,638,122

		18,134,799

Wyoming 0.2%
West Park Hospital District, Revenue Bonds
Series A 5.50%, due 6/1/21	250,000	260,750
Series A 6.375%, due 6/1/26	1,000,000	1,061,270

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wyoming (continued)
Wyoming Community Development Authority, Revenue Bonds
Series 3 4.00%, due 6/1/43	$4,375,000	$4,725,963
Series 1 4.00%, due 12/1/48	3,965,000	4,313,206

		10,361,189

Total Long-Term Municipal Bonds (Cost $4,327,007,921)		4,483,346,139

Short-Term Municipal Notes 6.7%
Florida 0.4%
Orange County Health Facilities Authority, Orlando Health Obligated Group, Revenue Bonds Series E 1.10%, due 10/1/26 (e)	20,000,000	20,000,000

Georgia 1.4%
Heard County Development Authority, Georgia Power Co. Plant Wansley, Revenue Bonds 1.39%, due 9/1/29 (e)	3,300,000	3,300,000
Monroe County Development Authority, Georgia Power Co., Scherer Project, Revenue Bonds 1.44%, due 11/1/48 (e)	10,650,000	10,650,000
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds (e)
1st Series 1.40%, due 7/1/49	33,100,000	33,100,000
1.50%, due 11/1/52	15,580,000	15,580,000
Coweta County Development Authority, Plant Yates Project, Revenue Bonds 1.44%, due 6/1/32 (e)	2,275,000	2,275,000
Heard County Development Authority, Georgia Power Co. Plant Wansley, Revenue Bonds 1.46%, due 9/1/26 (e)	800,000	800,000

		65,705,000

Iowa 0.2%
Iowa Finance Authority, Health System Obligation, Revenue Bonds Series B-2 1.22%, due 2/15/39 (e)	11,490,000	11,490,000

	Principal Amount	Value
Kansas 0.0%‡
University of Kansas Hospital Authority, KU Health System, Revenue Bonds 1.20%, due 9/1/34 (e)	$475,000	$475,000

Minnesota 0.4%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Children’s Health Care, Revenue Bonds Series A-II, Insured: AGM 1.25%, due 8/15/37 (e)	18,130,000	18,130,000

Missouri 0.7%
Missouri Health & Educational Facilities Authority, SSM Health Care Corp., Revenue Bonds Series F 1.14%, due 6/1/44 (e)	22,400,000	22,400,000
RIB Floater Trust, Revenue Bonds Series 2019-016 1.16%, due 6/1/45 (d)(e)	11,000,000	11,000,000

		33,400,000

New Jersey 0.4%
New Jersey Turnpike Authority, Revenue Bonds Series D-1 2.122%, due 1/1/24 (e)	20,000,000	20,138,600

New York 1.0%
Metropolitan Transportation Authority, Revenue Bonds Subseries 2012A-2 1.24%, due 11/15/41 (e)	13,000,000	13,000,000
New York State Housing Finance Agency, 29 Flatbush Ave, Revenue Bonds 1.09%, due 11/1/44 (e)	30,200,000	30,200,000
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds Series E-3 1.07%, due 5/1/59 (e)	2,300,000	2,300,000
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Subseries C-4 1.30%, due 11/1/44 (e)	5,000,000	5,000,000

		50,500,000

Ohio 0.3%
Ohio Higher Educational Facility Commission, Cleveland Clinic, Revenue Bonds Series B-4 1.25%, due 1/1/43 (e)	8,605,000	8,605,000

36	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Ohio (continued)
County of Montgomery OH, Premier Health Partners Obligated Group, Revenue Bonds Series C 1.30%, due 11/15/45 (e)	$5,000,000	$5,000,000

		13,605,000

Texas 0.7%
Permanent University Fund—University of Texas System, Revenue Bonds Series A 1.10%, due 7/1/37 (e)	21,165,000	21,165,000
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center, Revenue Bonds Subseries B-1 1.38%, due 9/1/31 (e)	2,705,000	2,705,000
Harris County Health Facilities Development Corp., Methodist Hospital System, Revenue Bonds Series A-1 1.35%, due 12/1/41 (e)	7,700,000	7,700,000
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds Subseries C-2 1.35%, due 12/1/27 (e)	1,700,000	1,700,000

		33,270,000

Utah 0.3%
City of Murray UT, Murray City Hospital, IHC Health Services, Inc., Revenue Bonds Series D 1.35%, due 5/15/36 (e)	12,000,000	12,000,000

Virginia 0.2%
Albemarle County Economic Development Authority, Sentara Martha Jefferson Hospital, Revenue Bonds Series B 1.28%, due 10/1/48 (e)	11,585,000	11,585,000

Wisconsin 0.7%
University Hospitals & Clinics Authority, Revenue Bonds Series C 1.27%, due 4/1/48 (e)	12,375,000	12,375,000

	Principal Amount	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Revenue Bonds Series A 1.30%, due 2/15/50 (e)	$20,685,000	$20,685,000

		33,060,000

Total Short-Term Municipal Notes (Cost $323,373,008)		323,358,600

Total Municipal Bonds (Cost $4,650,380,929)		4,806,704,739

Closed-End Fund 0.9%
Massachusetts 0.9%
Invesco National AMT—Free Municipal Bond ETF	1,700,663	44,999,543

Total Closed-End Fund (Cost $43,606,530)		44,999,543

Total Investments (Cost $4,693,987,459)	100.2%	4,851,704,282
Other Assets, Less Liabilities	(0.2)	(8,227,195)
Net Assets	100.0%	$4,843,477,087

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2019.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments October 31, 2019 (continued)

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(2,000)	December 2019	$(263,386,024)	$(260,593,750)	$2,792,274

1.	As of October 31, 2019, cash in the amount of $2,600,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

BHAC—Berkshire Hathaway Assurance Corp.

ETF—Exchange-Traded Fund

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

PSF—Permanent School Fund

Q-SBLF—Qualified School Board Loan Fund

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$4,483,346,139	$—	$4,483,346,139
Short-Term Municipal Notes	—	323,358,600	—	323,358,600

Total Municipal Bonds	—	4,806,704,739	—	4,806,704,739

Closed-End Fund	44,999,543	—	—	44,999,543

Total Investments in Securities	$44,999,543	$4,806,704,739	$—	$4,851,704,282

Other Financial Instruments
Futures Contracts (b)	2,792,274	—	—	2,792,274

Total Investments in Securities and Other Financial Instruments	$47,791,817	$4,806,704,739	$—	$4,854,496,556

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

38	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $4,693,987,459)	$4,851,704,282
Cash	39,851,062
Cash collateral on deposit at broker for futures contracts	2,600,000
Receivables:
Interest	51,106,059
Fund shares sold	20,918,824
Investment securities sold	9,116,765
Other assets	167,281

Total assets	4,975,464,273

Liabilities
Payables:
Investment securities purchased	117,833,923
Fund shares redeemed	6,319,475
Manager (See Note 3)	1,691,739
Variation margin on futures contracts	1,624,995
Transfer agent (See Note 3)	517,530
NYLIFE Distributors (See Note 3)	459,188
Professional fees	82,271
Shareholder communication	66,568
Custodian	19,774
Trustees	8,450
Accrued expenses	32,361
Dividend payable	3,330,912

Total liabilities	131,987,186

Net assets	$4,843,477,087

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$4,686,471
Additional paid-in capital	4,705,999,487

4,710,685,958
Total distributable earnings (loss)	132,791,129

Net assets	$4,843,477,087

Class A
Net assets applicable to outstanding shares	$1,728,642,568

Shares of beneficial interest outstanding	167,289,502

Net asset value per share outstanding	$10.33
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.82

Investor Class
Net assets applicable to outstanding shares	$9,814,956

Shares of beneficial interest outstanding	945,873

Net asset value per share outstanding	$10.38
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.87

Class B
Net assets applicable to outstanding shares	$12,354,268

Shares of beneficial interest outstanding	1,195,858

Net asset value and offering price per share outstanding	$10.33

Class C
Net assets applicable to outstanding shares	$225,761,924

Shares of beneficial interest outstanding	21,841,913

Net asset value and offering price per share outstanding	$10.34

Class I
Net assets applicable to outstanding shares	$2,866,903,371

Shares of beneficial interest outstanding	277,373,905

Net asset value and offering price per share outstanding	$10.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$139,206,155
Dividends	644,612

Total income	139,850,767

Expenses
Manager (See Note 3)	15,965,602
Distribution/Service—Class A (See Note 3)	3,672,083
Distribution/Service—Investor Class (See Note 3)	24,198
Distribution/Service—Class B (See Note 3)	67,605
Distribution/Service—Class C (See Note 3)	1,114,277
Transfer agent (See Note 3)	2,933,427
Professional fees	285,505
Registration	223,348
Shareholder communication	155,846
Trustees	96,268
Custodian	52,558
Miscellaneous	150,099

Total expenses	24,740,816

Net investment income (loss)	115,109,951

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	11,663,431
Futures transactions	(22,134,980)

Net realized gain (loss) on investments and futures transactions	(10,471,549)

Net change in unrealized appreciation (depreciation) on:
Investments	211,029,443
Futures contracts	(9,549,802)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	201,479,641

Net realized and unrealized gain (loss) on investments and futures transactions	191,008,092

Net increase (decrease) in net assets resulting from operations	$306,118,043

40	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$115,109,951	$96,130,666
Net realized gain (loss) on investments and futures transactions	(10,471,549)	10,132,105
Net change in unrealized appreciation (depreciation) on investments and futures contracts	201,479,641	(77,398,554)

Net increase (decrease) in net assets resulting from operations	306,118,043	28,864,217

Distributions to shareholders:
Class A	(43,092,131)	(48,970,403)
Investor Class	(285,978)	(314,661)
Class B	(365,433)	(468,606)
Class C	(5,995,944)	(6,678,082)
Class I	(65,371,209)	(39,698,956)

Total distributions to shareholders	(115,110,695)	(96,130,708)

Capital share transactions:
Net proceeds from sale of shares	2,425,735,828	908,337,837
Net asset value of shares issued to shareholders in reinvestment of distributions	81,410,601	70,847,755
Cost of shares redeemed	(819,347,697)	(800,275,249)

Increase (decrease) in net assets derived from capital share transactions	1,687,798,732	178,910,343

Net increase (decrease) in net assets	1,878,806,080	111,643,852

Net Assets
Beginning of year	2,964,671,007	2,853,027,155

End of year	$4,843,477,087	$2,964,671,007

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018	2017	2016	2015

Net asset value at beginning of year	$9.80		$10.02	$10.18	$9.93	$10.03

Net investment income (loss)	0.30		0.31	0.31	0.32	0.35

Net realized and unrealized gain (loss) on investments	0.53		(0.22)	(0.16)	0.25	(0.10)

Total from investment operations	0.83		0.09	0.15	0.57	0.25

Less dividends and distributions:

From net investment income	(0.30)		(0.31)	(0.31)	(0.32)	(0.35)

Net asset value at end of year	$10.33		$9.80	$10.02	$10.18	$9.93

Total investment return (a)	8.55%		0.94%	1.50%	5.73%	2.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.93%		3.15%	3.05%	3.04%	3.51%

Net expenses	0.78%		0.80%	0.81%	0.80%	0.81%

Expenses (before waiver/reimbursement)	0.78%		0.80%	0.81%	0.80%	0.82%

Portfolio turnover rate	38	%(b)	40%	62%	47%	46%

Net assets at end of year (in 000’s)	$1,728,643		$1,405,803	$1,564,955	$1,248,065	$761,278

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Investor Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$9.84		$10.06	$10.23	$9.97	$10.08

Net investment income (loss)	0.30		0.32	0.31	0.32	0.35

Net realized and unrealized gain (loss) on investments	0.54		(0.22)	(0.17)	0.26	(0.11)

Total from investment operations	0.84		0.10	0.14	0.58	0.24

Less dividends and distributions:

From net investment income	(0.30)		(0.32)	(0.31)	(0.32)	(0.35)

Net asset value at end of year	$10.38		$9.84	$10.06	$10.23	$9.97

Total investment return (a)	8.63%		0.97%	1.43%	5.83%	2.47%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.95%		3.17%	3.10%	3.11%	3.54%

Net expenses	0.77%		0.78%	0.79%	0.79%	0.82%

Expenses (before waiver/reimbursement)	0.77%		0.78%	0.79%	0.79%	0.83%

Portfolio turnover rate	38	%(b)	40%	62%	47%	46%

Net assets at end of year (in 000’s)	$9,815		$9,690	$10,216	$16,344	$17,259

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

42	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019		2018	2017	2016	2015

Net asset value at beginning of year	$9.80		$10.01	$10.18	$9.92	$10.03

Net investment income (loss)	0.27		0.29	0.28	0.29	0.33

Net realized and unrealized gain (loss) on investments	0.53		(0.21)	(0.17)	0.26	(0.11)

Total from investment operations	0.80		0.08	0.11	0.55	0.22

Less dividends and distributions:

From net investment income	(0.27)		(0.29)	(0.28)	(0.29)	(0.33)

Net asset value at end of year	$10.33		$9.80	$10.01	$10.18	$9.92

Total investment return (a)	8.28%		0.81%	1.17%	5.58%	2.21%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.71%		2.92%	2.85%	2.84%	3.28%

Net expenses	1.02%		1.03%	1.04%	1.04%	1.07%

Expenses (before waiver/reimbursement)	1.02%		1.03%	1.04%	1.04%	1.08%

Portfolio turnover rate	38	%(b)	40%	62%	47%	46%

Net assets at end of year (in 000’s)	$12,354		$14,704	$17,068	$19,318	$16,806

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Class C	2019		2018	2017	2016	2015

Net asset value at beginning of year	$9.80		$10.02	$10.18	$9.93	$10.03

Net investment income (loss)	0.27		0.29	0.28	0.29	0.33

Net realized and unrealized gain (loss) on investments	0.54		(0.22)	(0.16)	0.25	(0.10)

Total from investment operations	0.81		0.07	0.12	0.54	0.23

Less dividends and distributions:

From net investment income	(0.27)		(0.29)	(0.28)	(0.29)	(0.33)

Net asset value at end of year	$10.34		$9.80	$10.02	$10.18	$9.93

Total investment return (a)	8.39%		0.71%	1.27%	5.48%	2.31%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.69%		2.92%	2.85%	2.81%	3.28%

Net expenses	1.02%		1.03%	1.04%	1.04%	1.07%

Expenses (before waiver/reimbursement)	1.02%		1.03%	1.04%	1.04%	1.08%

Portfolio turnover rate	38	%(b)	40%	62%	47%	46%

Net assets at end of year (in 000’s)	$225,762		$213,883	$241,526	$273,386	$183,509

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019		2018	2017	2016	2015

Net asset value at beginning of year	$9.80		$10.02	$10.18	$9.93	$10.03

Net investment income (loss)	0.32		0.34	0.33	0.34	0.38

Net realized and unrealized gain (loss) on investments	0.54		(0.22)	(0.16)	0.25	(0.10)

Total from investment operations	0.86		0.12	0.17	0.59	0.28

Less dividends and distributions:

From net investment income	(0.32)		(0.34)	(0.33)	(0.34)	(0.38)

Net asset value at end of year	$10.34		$9.80	$10.02	$10.18	$9.93

Total investment return (a)	8.93%		1.19%	1.75%	5.99%	2.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.14%		3.40%	3.31%	3.29%	3.78%

Net expenses	0.52%		0.55%	0.56%	0.55%	0.56%

Expenses (before waiver/reimbursement)	0.52%		0.55%	0.56%	0.55%	0.57%

Portfolio turnover rate	38	%(b)	40%	62%	47%	46%

Net assets at end of year (in 000’s)	$2,866,903		$1,320,591	$1,019,263	$899,128	$513,893

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	The portfolio turnover rate includes variable rate demand notes.

44	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based

45

Notes to Financial Statements (continued)

on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The

46	MainStay MacKay Tax Free Bond Fund

evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these

47

Notes to Financial Statements (continued)

transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2019, 94.0% of the Puerto Rico municipal securities held by the Fund were insured.

On February 12, 2019, the Puerto Rico Sales Tax Financing Corporation (“COFINA”) restructured $17.5 billion of its debt into $12 billion of new securities. On May 3, 2019, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), the Commonwealth of Puerto Rico and a majority of creditors committed to a restructuring support agreement (“RSA”) to restructure the outstanding debt of the Puerto Rico Electric Power Authority. The RSA still requires approval from Judge Laura Taylor Swain and the Puerto Rican legislature and there is no assurance that either will approve of the agreement. On September 27, 2019, the Oversight Board released its draft of Puerto Rico’s Bankruptcy Plan of Adjustment. There is no assurance that the plan will be approved by creditors or Judge Swain.

On August 7, 2019, the U.S. Court of Appeals for the First Circuit entered an order denying the Oversight Board’s motion to dismiss as equitably moot the appeal of Judge Swain’s rulings related to confirmation of the COFINA third amended plan of adjustment. The appeal of the COFINA debt restructuring stems from a group of legacy COFINA subordinate bondholders. There is no assurance the First Circuit will uphold the COFINA plan of adjustment approved by Judge Swain. As of October 31, 2019, the Fund held less than 0.1% of its net assets in COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

48	MainStay MacKay Tax Free Bond Fund

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$2,792,274	$2,792,274

Total Fair Value		$2,792,274	$2,792,274

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(22,134,980)	$(22,134,980)

Total Realized Gain (Loss)		$(22,134,980)	$(22,134,980)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(9,549,802)	$(9,549,802)

Total Change in Unrealized Appreciation (Depreciation)		$(9,549,802)	$(9,549,802)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short (a)	$(359,714,983)	$(359,714,983)

(a)	Positions were open eleven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; and 0.39% in excess of $5 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.42% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest,

49

Notes to Financial Statements (continued)

litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $15,965,602 and paid the Subadvisor in the amount of $7,779,665.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $63,176 and $4,412, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $129,169, $144, $18,256 and $19,357, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,159,775
Investor Class	7,391
Class B	10,348
Class C	169,803
Class I	1,586,110

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$4,693,987,459	$167,452,347	$(9,735,523)	$157,716,824

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$2,741,911	$(24,336,694)	$(3,330,912)	$157,716,824	$132,791,129

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

50	MainStay MacKay Tax Free Bond Fund

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$2,135,739	$(2,135,739)

The reclassifications for the Fund are primarily due to expiration of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $24,336,694 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$12,670	$11,667

The Fund had $2,135,739 of capital loss carryforward that expired during the year ended October 31, 2019.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$316,849	$408,463
Exempt Interest Dividends	114,793,846	95,722,245
Total	$115,110,695	$96,130,708

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $3,179,205 and $1,447,845, respectively.

The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Fund engaged in Rule 17a-7 transactions during the year ended October 31, 2019, as follows:

Sales (000’s)	Realized Gain / (Loss) (000’s)

$15,960	$(1,475)

51

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	53,958,287	$549,133,349
Shares issued to shareholders in reinvestment of dividends and distributions	3,742,394	37,953,702
Shares redeemed	(34,141,572)	(342,393,081)

Net increase (decrease) in shares outstanding before conversion	23,559,109	244,693,970
Shares converted into Class A (See Note 1)	340,145	3,445,378
Shares converted from Class A (See Note 1)	(91,670)	(936,239)

Net increase (decrease)	23,807,584	$247,203,109

Year ended October 31, 2018:
Shares sold	27,829,562	$277,281,404
Shares issued to shareholders in reinvestment of dividends and distributions	4,415,082	43,848,053
Shares redeemed	(45,038,927)	(446,306,716)

Net increase (decrease) in shares outstanding before conversion	(12,794,283)	(125,177,259)
Shares converted into Class A (See Note 1)	166,398	1,653,064
Shares converted from Class A (See Note 1)	(120,030)	(1,185,433)

Net increase (decrease)	(12,747,915)	$(124,709,628)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	165,195	$1,687,358
Shares issued to shareholders in reinvestment of dividends and distributions	26,056	265,116
Shares redeemed	(113,885)	(1,158,170)

Net increase (decrease) in shares outstanding before conversion	77,366	794,304
Shares converted into Investor Class (See Note 1)	71,731	734,316
Shares converted from Investor Class (See Note 1)	(188,084)	(1,918,730)

Net increase (decrease)	(38,987)	$(390,110)

Year ended October 31, 2018:
Shares sold	140,459	$1,403,995
Shares issued to shareholders in reinvestment of dividends and distributions	29,038	289,625
Shares redeemed	(128,010)	(1,278,335)

Net increase (decrease) in shares outstanding before conversion	41,487	415,285
Shares converted into Investor Class (See Note 1)	55,754	554,849
Shares converted from Investor Class (See Note 1)	(127,835)	(1,275,192)

Net increase (decrease)	(30,594)	$(305,058)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	129,834	$1,308,467
Shares issued to shareholders in reinvestment of dividends and distributions	33,382	337,837
Shares redeemed	(438,612)	(4,424,630)

Net increase (decrease) in shares outstanding before conversion	(275,396)	(2,778,326)
Shares converted from Class B (See Note 1)	(29,908)	(303,895)

Net increase (decrease)	(305,304)	$(3,082,221)

Year ended October 31, 2018:
Shares sold	34,039	$341,621
Shares issued to shareholders in reinvestment of dividends and distributions	43,176	428,654
Shares redeemed	(227,067)	(2,257,077)

Net increase (decrease) in shares outstanding before conversion	(149,852)	(1,486,802)
Shares converted from Class B (See Note 1)	(53,311)	(529,520)

Net increase (decrease)	(203,163)	$(2,016,322)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	5,430,844	$54,932,748
Shares issued to shareholders in reinvestment of dividends and distributions	440,074	4,460,962
Shares redeemed	(5,711,197)	(58,029,277)

Net increase (decrease) in shares outstanding before conversion	159,721	1,364,433
Shares converted from Class C (See Note 1)	(141,573)	(1,426,691)

Net increase (decrease)	18,148	$(62,258)

Year ended October 31, 2018:
Shares sold	2,787,815	$27,771,578
Shares issued to shareholders in reinvestment of dividends and distributions	503,206	4,998,795
Shares redeemed	(5,571,996)	(55,431,369)

Net increase (decrease)	(2,280,975)	$(22,660,996)

52	MainStay MacKay Tax Free Bond Fund

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	179,763,292	$1,818,673,906
Shares issued to shareholders in reinvestment of dividends and distributions	3,761,656	38,392,984
Shares redeemed	(40,947,185)	(413,342,539)

Net increase (decrease) in shares outstanding before conversion	142,577,763	1,443,724,351
Shares converted into Class I (See Note 1)	39,940	405,861

Net increase (decrease)	142,617,703	$1,444,130,212

Year ended October 31, 2018:
Shares sold	60,501,972	$601,539,239
Shares issued to shareholders in reinvestment of dividends and distributions	2,142,891	21,282,628
Shares redeemed	(29,694,922)	(295,001,752)

Net increase (decrease) in shares outstanding before conversion	32,949,941	327,820,115
Shares converted into Class I (See Note 1)	79,237	782,232

Net increase (decrease)	33,029,178	$328,602,347

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective November 1, 2019, Class R6 shares of the Fund have now been made available for purchase.

53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Tax Free Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

54	MainStay MacKay Tax Free Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.7% of the ordinary income dividends paid during its fiscal year ended October 31, 2019 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

55

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

56	MainStay MacKay Tax Free Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

57

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

58	MainStay MacKay Tax Free Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

59

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716275 MS159-19	MST11-12/19 (NYLIM) NL215

MainStay MacKay Convertible Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	4.66 10.75%	5.57 6.77%	8.75 9.36%	0.98 0.98%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	4.42 10.50	5.39 6.59	8.54 9.16	1.14 1.14
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	4.76 9.76	5.50 5.81	8.35 8.35	1.89 1.89
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	8.71 9.71	5.80 5.80	8.35 8.35	1.89 1.89
Class I Shares	No Sales Charge		11/28/2008	11.14	7.10	9.68	0.73

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofAML U.S. Convertible Index[4]	12.45%	7.31%	10.30%
Morningstar Convertibles Category Average[5]	11.26	6.29	8.94

4.

The ICE BofAML U.S. Convertible Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,008.70	$4.96	$1,020.27	$4.99	0.98%

Investor Class Shares	$1,000.00	$1,007.30	$5.82	$1,019.41	$5.85	1.15%

Class B Shares	$1,000.00	$1,004.00	$9.60	$1,015.63	$9.65	1.90%

Class C Shares	$1,000.00	$1,003.50	$9.59	$1,015.63	$9.65	1.90%

Class I Shares	$1,000.00	$1,010.50	$3.09	$1,022.13	$3.11	0.61%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	NICE Systems, Inc., 1.25%, due 1/15/24

2.	Danaher Corp., (zero coupon), due 1/22/21

3.	Anthem, Inc., 2.75%, due 10/15/42

4.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

5.	Teladoc Health, Inc., 1.375%, due 5/15/25
6.	Bank of America Corp.

7.	Lumentum Holdings, Inc., 0.25%, due 3/15/24

8.	DISH Network Corp., 3.375%, due 8/15/26

9.	Illumina, Inc., (zero coupon)–0.50%, due 6/15/21–8/15/23

10.	Liberty Media Corp., 1.00%–1.375%, due 1/30/23–10/15/23

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Convertible Fund returned 11.14%, underperforming the 12.45% return of the Fund’s primary benchmark, the ICE BofAML U.S. Convertible Index. Over the same period, Class I shares also underperformed the 11.26% return of the Morningstar Convertibles Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The performance of the Fund and of the ICE BofAML U.S. Convertible Index was almost entirely due to an increase in equity markets during the reporting period, which generally determines the performance of equity-sensitive convertible bonds. The Fund’s underperformance relative to the Index was largely due to overweight exposure to the energy sector, as the Fund’s four worst-performing securities during the same period, Weatherford International, Oasis Petroleum, Ensco Jersey and Transocean, were all energy-related. In addition, the Fund’s underweight exposure to the utilities and real estate sectors detracted from relative performance. The Fund’s overweight positions in several health care and technology-related holdings offset some of its energy-related weakness.

What was the Fund’s duration2 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Fund’s convertible security holdings. At the end of the reporting period, the effective duration of the Fund was 3.99 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The information technology sector provided the strongest contributions to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Within technology, software holdings topped relative performance led by NICE Systems, RingCentral, Coupa Software and Okta, all of which reported better-than-expected quarterly earnings and raised guidance for the coming quarters. Semiconductor holdings also contributed positively to relative performance, with Microchip Technology and Inphi bolstered by improving industry fundamentals and rising expectations of a favorable environment for semiconductor demand and pricing.

The weakest sector contributor to the Fund’s relative performance was energy, followed by transportation. Oil service and equipment companies consistently lowered their earnings guidance due to a falling U.S rig count, while exploration and production companies suffered from depressed commodity prices. Investors fled the sector over concerns that demand growth for oil and natural gas could be in long-term decline and might eventually turn negative due to advances in technology, efficiency and less polluting alternatives, such as wind and solar generation as well as electric vehicles. As a result, the convertible bonds of nearly all of the Fund’s energy-related holdings declined far more than the price of crude oil. The Fund reduced its allocation to the sector through the sale of certain holdings and the maturity of Hess bonds, which had been the Fund’s largest energy holding. The transportation sector suffered as fears of a recession led investors to reduce their exposure to economically sensitive industries. The Fund’s holdings of the convertible bonds of Air Lease and Atlas Air Worldwide, along with holdings of the common shares of XPO Logistics, significantly underperformed during the reporting period. (XPO had been a strong performer until quite recently.) The convertible bonds of Air Lease matured in December of 2018 and are no longer held by the Fund.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual holdings making the strongest positive contributions to the Fund’s absolute performance included the convertible bonds of NICE Systems, Danaher and Microchip Technology. Enterprise software company NICE Systems’ shares rose on strong growth of its cloud-related software products, with earnings and free cash flow growth that exceeded analysts’ estimates. Life sciences product maker Danaher exceeded quarterly earnings estimates and reported solid organic growth from its core lab, diagnostic and testing businesses. In addition, the company announced in February 2019 that it would acquire GE’s biosciences unit for $20.6 billion. We believe that this acquisition would be highly accretive to earnings. Diversified semiconductor manufacturer Microchip Technology advanced as investors grew increasingly confident that improving fundamentals and receding risks of an imminent recession were creating a better environment for the semiconductor industry.

The securities detracting most from the Fund’s absolute performance included the convertible bonds of Weatherford International, Oasis Petroleum and Ensco Jersey. Oil and natural gas service provider Weatherford declined as the company filed for bankruptcy, no longer able to support its large debt load in an

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

environment of lower oil prices and lower customer spending. Oil and gas exploration and production company Oasis lost ground as it struggled to generate free cash flow and maintain production in an environment of $50 per barrel crude oil prices. Valaris, previously named Ensco Jersey, owns and operates offshore drilling rigs that it leases to exploration and production companies. Valaris, and the drilling industry in general, suffered from an oversupply of rigs as well as low commodity prices that reduced the demand for rigs and undercut the prices that customers were willing to pay to lease them.

What were some of the Fund’s largest purchases and sales during the reporting period?

Notable purchases during the reporting period included a new offering of convertible bonds from medical device manufacturer CONMED. The Fund also added to its positions in the convertible bonds of Teladoc Health, a telemedicine firm that has seen increasing acceptance of remote medical diagnosis and treatment, and the convertible bonds of Aerojet Rocketdyne, a missile contractor benefiting from an upgrade cycle to faster, hypersonic missiles. Notable sales during the reporting period included several large Fund holdings that matured and were converted into common shares. These included securities of software developer Citrix Systems, packaged goods maker Post

Holdings, oil and gas exploration and production company Hess, and aircraft leasing company Air Lease. The Fund also reduced its energy-related exposure through the sale of the convertible bonds of Oasis Petroleum and the common shares of Halliburton and Baker Hughes.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund reduced its weighting to the energy sector by more than half. The Fund significantly increased its weightings to the health care and information technology sectors, partly due to price appreciation and partly due to numerous new purchases in both sectors. All other sector weightings remained relatively unchanged.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund sectors most substantially overweight relative to the ICE BofAML U.S. Convertible Index included energy, health care, information technology and industrials. As of the same date, the Fund sectors most substantially underweight relative to the benchmark were financials, real estate and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Convertible Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Convertible Securities 88.2%† Convertible Bonds 81.2%
Advertising 0.6%
Quotient Technology, Inc. 1.75%, due 12/1/22	$8,787,000	$8,371,335

Aerospace & Defense 1.3%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	11,001,000	19,078,950

Biotechnology 7.2%
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (a)	26,166,000	26,236,026
Exact Sciences Corp. 1.00%, due 1/15/25	11,792,000	16,429,380
Illumina, Inc. (a)
(zero coupon), due 8/15/23	12,566,000	13,646,085
0.50%, due 6/15/21	9,998,000	13,047,856
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	6,683,000	5,887,910
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	14,497,000	15,997,180
Medicines Co. 2.75%, due 7/15/23	10,023,000	12,572,603
Radius Health, Inc. 3.00%, due 9/1/24	660,000	627,341

		104,444,381

Building Materials 0.9%
Patrick Industries, Inc. 1.00%, due 2/1/23	14,099,000	13,313,851

Commercial Services 2.1%
Chegg, Inc. 0.125%, due 3/15/25 (b)	10,530,000	9,880,299
Euronet Worldwide, Inc. 0.75%, due 3/15/49 (a)(b)	11,900,000	13,562,873
Square, Inc. 0.50%, due 5/15/23	6,031,000	6,674,707

		30,117,879

Computers 2.9%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	22,901,000	29,013,013
Nutanix, Inc. (zero coupon), due 1/15/23	2,727,000	2,619,423
Pure Storage, Inc. 0.125%, due 4/15/23	3,879,000	4,087,726
Western Digital Corp. 1.50%, due 2/1/24	6,616,000	6,307,221

		42,027,383

	Principal Amount	Value
Diversified Financial Services 0.5%
LendingTree, Inc. 0.625%, due 6/1/22	$4,144,000	$7,478,564

Electric 1.2%
NRG Energy, Inc. 2.75%, due 6/1/48	15,207,000	17,290,796

Entertainment 0.6%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23	6,833,000	8,376,501

Health Care—Products 5.8%
CONMED Corp. 2.625%, due 2/1/24 (b)	13,908,000	19,155,182
Danaher Corp. (zero coupon), due 1/22/21	8,558,000	44,970,843
NuVasive, Inc. 2.25%, due 3/15/21	7,139,000	8,984,002
Wright Medical Group, Inc. 1.625%, due 6/15/23	12,181,000	11,665,604

		84,775,631

Health Care—Services 5.2%
Anthem, Inc. 2.75%, due 10/15/42	11,746,000	44,450,798
Teladoc Health, Inc. 1.375%, due 5/15/25	19,177,000	31,174,142

		75,624,940

Internet 11.3%
Boingo Wireless, Inc. 1.00%, due 10/1/23	7,786,000	6,654,042
Booking Holdings, Inc. 0.90%, due 9/15/21 (a)	19,156,000	22,561,703
Etsy, Inc.
(zero coupon), due 3/1/23	9,369,000	13,292,269
0.125%, due 10/1/26 (b)	8,040,000	7,301,652
FireEye, Inc. 0.875%, due 6/1/24	5,405,000	5,359,293
IAC FinanceCo 2, Inc. 0.875%, due 6/15/26 (b)	12,450,000	13,455,053
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (b)	2,000	3,187
MercadoLibre, Inc. 2.00%, due 8/15/28	5,939,000	8,422,595
Okta, Inc.
0.125%, due 9/1/25 (b)	6,503,000	6,186,331
0.25%, due 2/15/23	6,056,000	14,003,207
Palo Alto Networks, Inc. 0.75%, due 7/1/23	13,659,000	15,092,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
Q2 Holdings, Inc. 0.75%, due 6/1/26 (b)	$4,395,000	$4,662,088
RingCentral, Inc. (zero coupon), due 3/15/23	6,917,000	14,015,571
Snap, Inc. 0.75%, due 8/1/26 (b)	10,150,000	10,284,284
Wix.com, Ltd. (zero coupon), due 7/1/23 (a)	17,146,000	19,640,766
Zendesk, Inc. 0.25%, due 3/15/23	2,074,000	2,705,807

		163,640,536

Iron & Steel 0.5%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	6,057,000	6,660,226

Lodging 0.4%
Caesars Entertainment Corp. 5.00%, due 10/1/24	3,741,000	6,631,864

Machinery—Diversified 1.7%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)(b)	19,988,000	24,107,874

Media 3.7%
DISH Network Corp. 3.375%, due 8/15/26	28,598,000	26,812,377
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	9,441,000	11,974,930
Liberty Media Corp. 1.375%, due 10/15/23	11,345,000	14,343,938

		53,131,245

Oil & Gas 1.6%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	20,143,000	13,092,950
Oasis Petroleum, Inc. 2.625%, due 9/15/23	4,106,000	2,849,762
Transocean, Inc. 0.50%, due 1/30/23	9,294,000	7,657,477

		23,600,189

Oil & Gas Services 3.0%
Helix Energy Solutions Group, Inc. 4.125%, due 9/15/23	8,139,000	9,863,451
Newpark Resources, Inc. 4.00%, due 12/1/21	7,687,000	7,838,543
Oil States International, Inc. 1.50%, due 2/15/23	19,999,000	17,029,588

	Principal Amount	Value
Oil & Gas Services (continued)
Weatherford International, Ltd. 5.875%, due 7/1/21 (c)(d)	$29,206,000	$8,962,591

		43,694,173

Pharmaceuticals 3.2%
DexCom, Inc. 0.75%, due 12/1/23 (b)	6,307,000	7,552,890
Herbalife Nutrition, Ltd. 2.625%, due 3/15/24	9,443,000	9,535,844
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	10,073,000	14,725,960
Pacira BioSciences, Inc. 2.375%, due 4/1/22	8,745,000	8,859,123
Supernus Pharmaceuticals, Inc. 0.625%, due 4/1/23	6,269,000	5,802,505

		46,476,322

Semiconductors 10.7%
Cypress Semiconductor Corp. 2.00%, due 2/1/23	6,094,000	7,391,129
Inphi Corp. 1.125%, due 12/1/20	14,512,000	26,297,849
Intel Corp. 3.25%, due 8/1/39	5,613,000	15,647,079
Microchip Technology, Inc.
1.625%, due 2/15/25	17,553,000	33,910,202
1.625%, due 2/15/27	7,129,000	9,350,280
Micron Technology, Inc. 3.125%, due 5/1/32	2,308,000	10,982,282
Novellus Systems, Inc. 2.625%, due 5/15/41	1,076,000	9,048,366
ON Semiconductor Corp. 1.00%, due 12/1/20	12,331,000	14,953,173
Rambus, Inc. 1.375%, due 2/1/23	9,996,000	10,204,646
Silicon Laboratories, Inc. 1.375%, due 3/1/22	13,815,000	17,509,350

		155,294,356

Software 12.8%
Akamai Technologies, Inc. 0.375%, due 9/1/27 (b)	11,420,000	11,417,544
Atlassian, Inc. 0.625%, due 5/1/23	7,719,000	12,281,770
Coupa Software, Inc. 0.125%, due 6/15/25 (b)	5,508,000	6,255,514
Envestnet, Inc. 1.75%, due 6/1/23	9,673,000	10,963,304
NICE Systems, Inc. 1.25%, due 1/15/24	23,525,000	45,859,047
Nuance Communications, Inc. 1.25%, due 4/1/25	11,278,000	11,912,387

12	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
ServiceNow, Inc. (zero coupon), due 6/1/22	$8,807,000	$16,519,957
Splunk, Inc. 0.50%, due 9/15/23	12,775,000	13,933,997
Twilio, Inc. 0.25%, due 6/1/23	3,269,000	4,976,150
Verint Systems, Inc. 1.50%, due 6/1/21	17,084,000	17,489,745
Workday, Inc. 0.25%, due 10/1/22	15,957,000	20,373,813
Workiva, Inc. 1.125%, due 8/15/26 (b)	3,165,000	2,855,863
Zynga, Inc. 0.25%, due 6/1/24 (b)	10,627,000	10,891,190

		185,730,281

Telecommunications 2.2%
InterDigital, Inc. 2.00%, due 6/1/24 (b)	4,500,000	4,448,486
Viavi Solutions Inc. 1.00%, due 3/1/24	14,679,000	19,724,906
Vonage Holdings Corp. 1.75%, due 6/1/24 (b)	8,091,000	7,864,735

		32,038,127

Transportation 1.8%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	17,091,000	14,944,963
Echo Global Logistics, Inc. 2.50%, due 5/1/20	11,612,000	11,556,723

		26,501,686

Total Convertible Bonds (Cost $1,047,402,732)		1,178,407,090

	Shares
Convertible Preferred Stocks 7.0%
Banks 2.5%
Bank of America Corp. (e) Series L 7.25%	12,072	18,308,274
Wells Fargo & Co. (e) Series L 7.50%	11,552	17,437,744

		35,746,018

Chemicals 0.4%
A. Schulman, Inc. (a)(e) 6.00%	5,832	5,942,809

	Shares	Value
Equity Real Estate Investment Trusts 0.8%
Crown Castle International Corp. 6.875%	8,856	$11,031,831

Health Care Equipment & Supplies 1.3%
Becton Dickinson & Co. 6.125%	314,669	19,408,784

Machinery 1.3%
Rexnord Corp. 5.75%	108,438	6,051,925
Stanley Black & Decker, Inc. (a) 5.375%	131,861	13,441,910

		19,493,835

Semiconductors & Semiconductor Equipment 0.7%
Broadcom, Inc. 8.00%	9,655	10,456,558

Total Convertible Preferred Stocks (Cost $92,557,770)		102,079,835

Total Convertible Securities (Cost $1,139,960,502)		1,280,486,925

Common Stocks 3.5%
Aerospace & Defense 0.5%
United Technologies Corp.	53,105	7,624,816

Air Freight & Logistics 0.4%
XPO Logistics, Inc. (f)	78,310	5,982,884

Airlines 0.9%
Delta Air Lines, Inc.	227,309	12,520,180

Banks 0.9%
Bank of America Corp.	398,621	12,464,879

Health Care Equipment & Supplies 0.8%
Teleflex, Inc.	33,226	11,543,044

Total Common Stocks (Cost $29,546,758)		50,135,803

Short-Term Investments 14.0%
Affiliated Investment Company 10.4%
MainStay U.S. Government Liquidity Fund, 1.76% (g)(h)	151,033,796	151,033,796

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 3.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (g)(i)	52,784,913	$52,784,913

Total Short-Term Investments (Cost $203,818,709)		203,818,709

Total Investments (Cost $1,373,325,969)	105.7%	1,534,441,437
Other Assets, Less Liabilities	(5.7)	(83,051,693)
Net Assets	100.0%	$1,451,389,744

†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $52,271,579; the total market value of collateral held by the Fund was $53,392,090. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $607,177 (See Note 2(H)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Issue in non-accrual status.

(d)	Issue in default.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Non-income producing security.

(g)	Current yield as of October 31, 2019.

(h)	As of October 31, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(i)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$1,178,407,090	$—	$1,178,407,090
Convertible Preferred Stocks	102,079,835	—	—	102,079,835

Total Convertible Securities	102,079,835	1,178,407,090	—	1,280,486,925

Common Stocks	50,135,803	—	—	50,135,803
Short-Term Investments
Affiliated Investment Company	151,033,796	—	—	151,033,796
Unaffiliated Investment Company	52,784,913	—	—	52,784,913

Total Short-Term Investments	203,818,709	—	—	203,818,709

Total Investments in Securities	$356,034,347	$1,178,407,090	$—	$1,534,441,437

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $1,222,292,173) including securities on loan of $52,271,579	$1,383,407,641
Investment in affiliated investment company, at value (identified cost $151,033,796)	151,033,796
Cash	82,553
Receivables:
Dividends and interest	4,442,346
Fund shares sold	1,851,360
Securities lending	51,598
Other assets	52,981

Total assets	1,540,922,275

Liabilities
Cash collateral received for securities on loan	52,784,913
Payables:
Investment securities purchased	34,384,400
Fund shares redeemed	1,117,603
Manager (See Note 3)	598,290
Transfer agent (See Note 3)	336,922
NYLIFE Distributors (See Note 3)	187,949
Shareholder communication	50,559
Professional fees	34,626
Custodian	13,120
Trustees	2,681
Accrued expenses	21,221
Dividend payable	247

Total liabilities	89,532,531

Net assets	$1,451,389,744

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$814,456
Additional paid-in capital	1,272,672,269

1,273,486,725
Total distributable earnings (loss)	177,903,019

Net assets	$1,451,389,744

Class A
Net assets applicable to outstanding shares	$545,604,605

Shares of beneficial interest outstanding	30,640,176

Net asset value per share outstanding	$17.81
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price per share outstanding	$18.85

Investor Class
Net assets applicable to outstanding shares	$59,242,100

Shares of beneficial interest outstanding	3,327,742

Net asset value per share outstanding	$17.80
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price per share outstanding	$18.84

Class B
Net assets applicable to outstanding shares	$11,786,276

Shares of beneficial interest outstanding	666,810

Net asset value and offering price per share outstanding	$17.68

Class C
Net assets applicable to outstanding shares	$60,891,343

Shares of beneficial interest outstanding	3,449,280

Net asset value and offering price per share outstanding	$17.65

Class I
Net assets applicable to outstanding shares	$773,865,420

Shares of beneficial interest outstanding	43,361,578

Net asset value and offering price per share outstanding	$17.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$13,832,167
Dividends—unaffiliated	6,163,380
Dividends—affiliated	1,821,961
Securities lending	623,195
Other	217,434

Total income	22,658,137

Expenses
Manager (See Note 3)	7,771,639
Distribution/Service—Class A (See Note 3)	1,318,109
Distribution/Service—Investor Class (See Note 3)	142,246
Distribution/Service—Class B (See Note 3)	133,312
Distribution/Service—Class C (See Note 3)	691,409
Transfer agent (See Note 3)	1,970,996
Professional fees	152,860
Shareholder communication	137,508
Registration	130,633
Custodian	37,739
Trustees	34,528
Miscellaneous	56,058

Total expenses before waiver/reimbursement	12,577,037
Expense waiver/reimbursement from Manager (See Note 3)	(884,647)

Net expenses	11,692,390

Net investment income (loss)	10,965,747

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	27,902,416
Net change in unrealized appreciation (depreciation) on unaffiliated investments	93,983,449

Net realized and unrealized gain (loss) on investments	121,885,865

Net increase (decrease) in net assets resulting from operations	$132,851,612

16	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,965,747	$11,856,657
Net realized gain (loss) on investments	27,902,416	67,397,976
Net change in unrealized appreciation (depreciation) on investments	93,983,449	(52,678,146)

Net increase (decrease) in net assets resulting from operations	132,851,612	26,576,487

Distributions to shareholders:
Class A	(29,204,205)	(33,491,767)
Investor Class	(2,974,246)	(3,812,652)
Class B	(745,657)	(1,145,593)
Class C	(3,987,604)	(4,937,399)
Class I	(40,493,755)	(37,074,520)

Total distributions to shareholders	(77,405,467)	(80,461,931)

Capital share transactions:
Net proceeds from sale of shares	519,115,443	527,717,872
Net asset value of shares issued to shareholders in reinvestment of distributions	67,531,715	70,639,748
Cost of shares redeemed	(541,282,880)	(396,673,712)

Increase (decrease) in net assets derived from capital share transactions	45,364,278	201,683,908

Net increase (decrease) in net assets	100,810,423	147,798,464

Net Assets
Beginning of year	1,350,579,321	1,202,780,857

End of year	$1,451,389,744	$1,350,579,321

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$17.07	$17.75	$15.72	$16.51	$18.33

Net investment income (loss) (a)	0.12	0.15	0.19	0.20	0.11

Net realized and unrealized gain (loss) on investments	1.60	0.40	2.34	0.35	(0.00)‡

Total from investment operations	1.72	0.55	2.53	0.55	0.11

Less dividends and distributions:

From net investment income	(0.15)	(0.22)	(0.24)	(0.64)	(0.47)

From net realized gain on investments	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total dividends and distributions	(0.98)	(1.23)	(0.50)	(1.34)	(1.93)

Net asset value at end of year	$17.81	$17.07	$17.75	$15.72	$16.51

Total investment return (b)	10.75%	3.28%	16.30%	3.71%	0.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.67%	0.87%	1.12%	1.31%	0.62%

Net expenses (c)	0.98%	0.98%	0.98%	1.01%	0.99%

Expenses (before waiver/reimbursement) (c)	0.98%	0.98%	0.99%	1.01%	0.99%

Portfolio turnover rate	23%	43%	38%	24%	60%

Net assets at end of year (in 000’s)	$545,605	$518,381	$482,341	$368,583	$408,067

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$17.07	$17.75	$15.72	$16.50	$18.33

Net investment income (loss) (a)	0.09	0.13	0.16	0.18	0.08

Net realized and unrealized gain (loss) on investments	1.59	0.39	2.34	0.36	(0.01)

Total from investment operations	1.68	0.52	2.50	0.54	0.07

Less dividends and distributions:

From net investment income	(0.12)	(0.19)	(0.21)	(0.62)	(0.44)

From net realized gain on investments	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total dividends and distributions	(0.95)	(1.20)	(0.47)	(1.32)	(1.90)

Net asset value at end of year	$17.80	$17.07	$17.75	$15.72	$16.50

Total investment return (b)	10.50%	3.12%	16.11%	3.60%	0.40%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.51%	0.72%	0.95%	1.14%	0.45%

Net expenses (c)	1.15%	1.13%	1.14%	1.18%	1.15%

Expenses (before waiver/reimbursement) (c)	1.17%	1.14%	1.15%	1.18%	1.15%

Portfolio turnover rate	23%	43%	38%	24%	60%

Net assets at end of year (in 000’s)	$59,242	$52,723	$56,289	$79,430	$82,052

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016	2015

Net asset value at beginning of year	$16.98	$17.67	$15.66	$16.45	$18.30

Net investment income (loss) (a)	(0.04)	(0.01)	0.04	0.06	(0.05)

Net realized and unrealized gain (loss) on investments	1.60	0.39	2.32	0.35	0.01

Total from investment operations	1.56	0.38	2.36	0.41	(0.04)

Less dividends and distributions:

From net investment income	(0.03)	(0.06)	(0.09)	(0.50)	(0.35)

From net realized gain on investments	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total dividends and distributions	(0.86)	(1.07)	(0.35)	(1.20)	(1.81)

Net asset value at end of year	$17.68	$16.98	$17.67	$15.66	$16.45

Total investment return (b)	9.76%	2.35%	15.21%	2.83%	(0.36%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.23%)	(0.03%)	0.21%	0.39%	(0.30%)

Net expenses (c)	1.90%	1.88%	1.89%	1.93%	1.90%

Expenses (before waiver/reimbursement) (c)	1.92%	1.89%	1.90%	1.93%	1.90%

Portfolio turnover rate	23%	43%	38%	24%	60%

Net assets at end of year (in 000’s)	$11,786	$15,051	$19,290	$21,436	$26,537

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$16.96	$17.65	$15.64	$16.43	$18.29

Net investment income (loss) (a)	(0.04)	(0.00)‡	0.04	0.06	(0.05)

Net realized and unrealized gain (loss) on investments	1.59	0.38	2.32	0.35	(0.00)‡

Total from investment operations	1.55	0.38	2.36	0.41	(0.05)

Less dividends and distributions:

From net investment income	(0.03)	(0.06)	(0.09)	(0.50)	(0.35)

From net realized gain on investments	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total dividends and distributions	(0.86)	(1.07)	(0.35)	(1.20)	(1.81)

Net asset value at end of year	$17.65	$16.96	$17.65	$15.64	$16.43

Total investment return (b)	9.71%	2.35%	15.23%	2.77%	(0.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.23%)	(0.03%)	0.21%	0.39%	(0.30%)

Net expenses (c)	1.90%	1.88%	1.89%	1.93%	1.90%

Expenses (before waiver/reimbursement) (c)	1.92%	1.89%	1.90%	1.93%	1.90%

Portfolio turnover rate	23%	43%	38%	24%	60%

Net assets at end of year (in 000’s)	$60,891	$80,830	$82,335	$76,501	$91,833

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$17.11	$17.79	$15.75	$16.54	$18.36

Net investment income (loss) (a)	0.18	0.22	0.25	0.24	0.15

Net realized and unrealized gain (loss) on investments	1.60	0.39	2.34	0.35	(0.00)‡

Total from investment operations	1.78	0.61	2.59	0.59	0.15

Less dividends and distributions:

From net investment income	(0.21)	(0.28)	(0.29)	(0.68)	(0.51)

From net realized gain on investments	(0.83)	(1.01)	(0.26)	(0.70)	(1.46)

Total dividends and distributions	(1.04)	(1.29)	(0.55)	(1.38)	(1.97)

Net asset value at end of year	$17.85	$17.11	$17.79	$15.75	$16.54

Total investment return (b)	11.14%	3.65%	16.69%	3.96%	0.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.04%	1.25%	1.45%	1.56%	0.87%

Net expenses (c)	0.61%	0.61%	0.64%	0.76%	0.74%

Expenses (before waiver/reimbursement) (c)	0.73%	0.73%	0.74%	0.76%	0.74%

Portfolio turnover rate	23%	43%	38%	24%	60%

Net assets at end of year (in 000’s)	$773,865	$683,594	$562,526	$252,852	$298,015

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews

21

Notes to Financial Statements (continued)

and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers

22	MainStay MacKay Convertible Fund

selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

23

Notes to Financial Statements (continued)

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $52,271,579; the total market value of collateral held by the Fund was $53,392,090. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $607,177 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $52,784,913.

(I)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2019, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets

24	MainStay MacKay Convertible Fund

as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.57%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

Prior to February 28, 2019, under the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.61% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $7,771,639 and waived fees/reimbursed expenses in the amount of $884,647 and paid the Subadvisor in the amount of $3,361,586.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York

Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $140,085 and $36,895, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $5,755, $3, $13,257 and $11,692, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$657,843
Investor Class	176,785
Class B	41,370
Class C	214,487
Class I	880,511

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

25

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$126,303	$391,019	$(366,288)	$—	$—	$151,034	$1,822	$—	151,034

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,386,199,406	$213,115,270	$(64,873,239)	$148,242,031

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$5,931,375	$25,158,170	$(1,428,557)	$148,242,031	$177,903,019

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Cumulative Convertible Bond Adjustment and Contingent Payment Debt Instruments. Other temporary differences are primarily due to defaulted bond income accruals.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$38,353,094	$19,372,404
Long-Term Capital Gain	39,052,373	61,089,527
Total	$77,405,467	$80,461,931

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $292,329 and $295,405, respectively.

26	MainStay MacKay Convertible Fund

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,440,230	$111,352,512
Shares issued to shareholders in reinvestment of dividends and distributions	1,782,190	28,552,030
Shares redeemed	(8,400,694)	(142,983,194)

Net increase (decrease) in shares outstanding before conversion	(178,274)	(3,078,652)
Shares converted into Class A (See Note 1)	581,531	10,062,755
Shares converted from Class A (See Note 1)	(128,941)	(2,245,389)

Net increase (decrease)	274,316	$4,738,714

Year ended October 31, 2018:
Shares sold	6,951,046	$123,130,438
Shares issued to shareholders in reinvestment of dividends and distributions	1,951,305	32,664,323
Shares redeemed	(6,160,505)	(107,832,361)

Net increase (decrease) in shares outstanding before conversion	2,741,846	47,962,400
Shares converted into Class A (See Note 1)	677,884	11,958,226
Shares converted from Class A (See Note 1)	(224,823)	(4,036,018)

Net increase (decrease)	3,194,907	$55,884,608

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	859,898	$14,934,377
Shares issued to shareholders in reinvestment of dividends and distributions	185,052	2,959,367
Shares redeemed	(653,130)	(11,388,345)

Net increase (decrease) in shares outstanding before conversion	391,820	6,505,399
Shares converted into Investor Class (See Note 1)	206,666	3,561,867
Shares converted from Investor Class (See Note 1)	(360,146)	(6,250,197)

Net increase (decrease)	238,340	$3,817,069

Year ended October 31, 2018:
Shares sold	477,345	$8,402,387
Shares issued to shareholders in reinvestment of dividends and distributions	227,114	3,796,070
Shares redeemed	(316,976)	(5,549,168)

Net increase (decrease) in shares outstanding before conversion	387,483	6,649,289
Shares converted into Investor Class (See Note 1)	145,958	2,599,355
Shares converted from Investor Class (See Note 1)	(615,915)	(10,852,240)

Net increase (decrease)	(82,474)	$(1,603,596)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	178,224	$3,106,135
Shares issued to shareholders in reinvestment of dividends and distributions	43,221	684,526
Shares redeemed	(319,067)	(5,486,747)

Net increase (decrease) in shares outstanding before conversion	(97,622)	(1,696,086)
Shares converted from Class B (See Note 1)	(121,828)	(2,066,900)

Net increase (decrease)	(219,450)	$(3,762,986)

Year ended October 31, 2018:
Shares sold	54,400	$953,788
Shares issued to shareholders in reinvestment of dividends and distributions	62,726	1,040,344
Shares redeemed	(190,681)	(3,325,606)

Net increase (decrease) in shares outstanding before conversion	(73,555)	(1,331,474)
Shares converted from Class B (See Note 1)	(131,697)	(2,330,239)

Net increase (decrease)	(205,252)	$(3,661,713)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	797,545	$13,650,632
Shares issued to shareholders in reinvestment of dividends and distributions	214,714	3,396,089
Shares redeemed	(2,127,881)	(36,129,333)

Net increase (decrease) in shares outstanding before conversion	(1,115,622)	(19,082,612)
Shares converted from Class C (See Note 1)	(200,541)	(3,422,405)

Net increase (decrease)	(1,316,163)	$(22,505,017)

Year ended October 31, 2018:
Shares sold	943,151	$16,541,245
Shares issued to shareholders in reinvestment of dividends and distributions	251,595	4,167,959
Shares redeemed	(1,093,646)	(19,054,723)

Net increase (decrease)	101,100	$1,654,481

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	21,928,440	$376,071,787
Shares issued to shareholders in reinvestment of dividends and distributions	1,979,627	31,939,703
Shares redeemed	(20,528,571)	(345,295,261)

Net increase (decrease) in shares outstanding before conversion	3,379,496	62,716,229
Shares converted into Class I (See Note 1)	20,893	360,269

Net increase (decrease)	3,400,389	$63,076,498

Year ended October 31, 2018:
Shares sold	21,352,015	$378,690,014
Shares issued to shareholders in reinvestment of dividends and distributions	1,723,558	28,971,052
Shares redeemed	(14,889,150)	(260,911,854)

Net increase (decrease) in shares outstanding before conversion	8,186,423	146,749,212
Shares converted into Class I (See Note 1)	147,369	2,660,916

Net increase (decrease)	8,333,792	$149,410,128

27

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay MacKay Convertible Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Convertible Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $39,052,373 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $11,839,736 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 23.02% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

30	MainStay MacKay Convertible Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

32	MainStay MacKay Convertible Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay MacKay Convertible Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716013 MS159-19	MSC11-12/19 (NYLIM) NL210

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	6.87 13.09%	3.88 5.06%	8.32 8.93%	1.01 1.01%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	6.76 12.98	3.73 4.91	8.08 8.70	1.14 1.14
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12/29/1987	7.11 12.11	3.80 4.14	7.89 7.89	1.89 1.89
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	11.13 12.13	4.13 4.13	7.89 7.89	1.89 1.89
Class I Shares	No Sales Charge		1/2/2004	13.41	5.33	9.21	0.76
Class R2 Shares	No Sales Charge		2/27/2015	12.98	4.62	N/A	1.11
Class R3 Shares	No Sales Charge		2/29/2016	12.70	8.35	N/A	1.36
Class R6 Shares	No Sales Charge		2/28/2018	13.52	7.49	N/A	0.66

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI World Index[4]	12.69%	7.58%	9.48%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	11.51	3.24	3.73
Blended Benchmark Index[6]	12.49	5.59	6.82
Morningstar World Allocation Category Average[7]	8.54	3.56	6.17

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,054.10	$5.23	$1,020.11	$5.14	1.01%

Investor Class Shares	$1,000.00	$1,053.40	$5.95	$1,019.41	$5.85	1.15%

Class B Shares	$1,000.00	$1,049.60	$9.82	$1,015.63	$9.65	1.90%

Class C Shares	$1,000.00	$1,049.70	$9.82	$1,015.63	$9.65	1.90%

Class I Shares	$1,000.00	$1,055.50	$3.94	$1,021.37	$3.87	0.76%

Class R2 Shares	$1,000.00	$1,053.60	$5.75	$1,019.61	$5.65	1.11%

Class R3 Shares	$1,000.00	$1,051.80	$7.03	$1,018.35	$6.92	1.36%

Class R6 Shares	$1,000.00	$1,055.90	$3.47	$1,021.83	$3.41	0.67%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association, 2.50%–5.00%, due 9/1/33–4/1/49

2.	United States Treasury Bonds, 2.875%–4.50%, due 5/15/38–5/15/49

3.	Federal Home Loan Mortgage Corporation, 3.50%–5.00%, due 12/1/44–3/1/49

4.	Government National Mortgage Association, 2.50%–3.25%, due 1/16/40–6/20/49

5.	Federal Home Loan Mortgage Corporation, 2.50%–3.50%, due 5/25/29–10/25/49
6.	Bank of America Corp., 2.738%–8.57%, due 1/23/22–12/29/49

7.	Morgan Stanley, 3.125%–7.25%, due 11/1/22–12/31/49

8.	Federal National Mortgage Association, 3.00%–3.50%, due 7/25/43–10/25/49

9.	Verizon Communications, Inc.

10.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Dan Roberts, PhD,1 Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Income Builder Fund returned 13.41%, outperforming the 12.69% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares also outperformed the 11.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and the 12.49% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2019, Class I shares of the Fund outperformed the 8.54% return of the Morningstar World Allocation Category Average.2

Were there any changes to the Fund during the reporting period?

Effective December 31, 2018, Louis Cohen no longer served as a portfolio manager of the fixed-income portion of the Fund. Dan Roberts,1 Stephen Cianci and Neil Moriarty continue to manage the fixed-income portion of the Fund. For more information about this change refer to the supplement dated October 18, 2018.

Effective September 23, 2019, the Fund’s asset allocation investment process was revised to indicate that the Fund’s asset allocation decisions are made by a committee chaired by the Fund’s manager, New York Life Investment Management, in collaboration with the subadvisor for the Fund’s fixed-income portion, MacKay Shields.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Fund used equity futures to increase the Fund’s equity beta.3 This position enhanced the Fund’s returns. Over the same period, the fixed-income portion of the Fund used currency forwards to hedge currency exposure and U.S. Treasury futures to manage duration, both of which also positively affected the Fund’s performance.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund outperformed the MSCI World Index largely due to strong stock selection in the energy, finan-

cials and utilities sectors. An overweight in the utilities sector also helped drive relative performance as investors favored more defensive sectors in an environment characterized by spikes in volatility as well as economic and political uncertainty.

During the reporting period, the Fund’s equity investment strategy provided consistent income and downside protection during market sell-offs, while also participating in up markets.

During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?

During the reporting period, the strongest positive sector contributions to the performance of the equity portion of the Fund relative to the MSCI World Index came from utilities and financials. (Contributions take weightings and total returns into account.) Overweight exposure to the utilities sector, together with good individual stock selection in the sector, were among the largest positive contributors to relative performance. Within utilities, overweight sector exposure and good individual stock selection both bolstered relative performance returns. In particular, the Fund focused on more regulated utilities where an aging infrastructure, the emergence of renewables, the shale revolution and digitization have driven growth in rate bases, earnings and cash flows. The financials sector also contributed significantly to relative performance, largely due to the Fund’s holdings of strongly appreciating insurance company stocks. Stock selection in the energy sector further enhanced relative performance, more than offsetting the detraction from the Fund’s overweight position in the lagging energy sector. The pressure on energy companies was driven by oil price declines over the reporting period and deteriorating trade negotiations that led to investor concern about global oil demand. During the same period, the most notable detractor from the Fund’s relative performance was stock selection in the consumer staples sector, primarily due to tobacco exposure.

From a country perspective, the Fund’s relative performance benefited most from stock selection in Germany, Italy and the United States, as well as underweight exposure to Japanese equities and overweight exposure to Italian equities. Conversely, the Fund’s stock selection and allocation in the United Kingdom detracted from relative performance, as did stock selection among French equities.

1.	Dan Roberts will serve as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Two of the largest contributors to the Fund’s absolute performance were Entergy and Munich Reinsurance. Entergy provides regulated electricity and natural gas services to customers in the states of Arkansas, Louisiana, Alabama and Texas. As investors gained confidence in the company’s exit from its unregulated merchant power generation businesses, its shares outperformed along with those of its regulated utility peers, buoyed by an environment of increasing market volatility and declining interest rates. Global financial services company Munich Re engages in reinsurance and primary insurance across both life and property & casualty market segments. Shares trended higher, reflecting a better pricing environment for reinsurers during renewals earlier in 2019, as well as general market optimism on a strengthening pricing outlook for reinsurers. As a result, the company’s earnings proved resilient in the face of elevated loss claims; the company recently raised its full-year 2019 earnings estimates, increased the annual dividend and announced a new share repurchase program. A rise in benchmark interest rates in September 2019 provided further lift to the company’s shares as improving yield curves4 relieved pressure on insurance companies to generate positive investment income on rate-sensitive products.

The most significant detractors from the Fund’s absolute performance included Kraft Heinz and Occidental Petroleum. Shares in Kraft Heinz, a North American packaged food and beverage company, were pressured following disappointing financial results and an abrupt change in capital allocation policy. When they took a larger write-down on two key brands and abruptly reduced the company’s dividend to strengthen the balance sheet for further industry consolidation, we exited the position. Global oil and gas producer Occidental Petroleum owns midstream, marketing and chemical assets that provide diversification in cash flow. The company’s shares underperformed as the company completed its acquisition of Anadarko Petroleum at a time when deteriorating trade negotiations heightened investor concerns regarding global oil demand and falling oil and gas prices. However, we continue to believe the company’s long-term growth will be driven by improving operating efficiency, leveraging an advantageous position in the Permian Basin and growing high-margin production.

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

During the reporting period, the equity portion of the Fund initiated new positions in CenterPoint Energy and Darden Restaurants. CenterPoint Energy is largely a regulated utility company that delivers electric transmission, distribution and power generation services to customers in the Houston metropolitan area and Indiana, and provides natural gas distribution services to customers in eight Midwest and Southern states. Cash flow growth is driven by high single-digit regulated rate base growth, with incremental contributions from non-utility operations. The company returns cash to shareholders through an attractive and growing dividend. Darden Restaurants is a full-service, casual dining restaurant company with eight brands and more than 1,700 owned and operated restaurants in the United States. Cash flows are sustained by the company’s leading brands, significant scale, strong balance sheet and ability to manage growth-related capital expenditures for new restaurants, among other factors. Cash flow growth drivers include same restaurant sales growth, net new restaurant growth and margin expansion from operating leverage and disciplined cost management. Darden returns cash to shareholders through an attractive and growing dividend, with a high earnings payout target and regular share repurchases.

Positions closed during the reporting period included Kraft Heinz, Vodafone and Arthur J. Gallagher (Gallagher). U.K.-based Vodafone provides telecommunication services in Europe, Asia and Africa. In May 2019, management reduced Vodafone’s full-year dividend citing a need for greater flexibility in assessing capital spending in the face of increased competitive dynamics in Italy, Spain and South Africa, and increased spectrum costs. As a result of the company’s change in capital allocation priorities, the Fund exited its position. Gallagher provides insurance brokerage, risk management, insurance claims management, employee-benefit consulting and related services to clients globally. Shares trended higher during the reporting period as the company continued to experience organic growth driven by an expanding global market for risk cover and risk analysis, as well as inorganic growth from ongoing bolt-on acquisitions. Although Gallagher instituted regular dividend increases, share price appreciation compressed the dividend yield, leading us to sell the Fund’s position in favor of higher-yielding alternatives.

How did sector and country weightings change in the equity portion of the Fund during the reporting period?

During the reporting period, the most substantial sector weighting increases in the equity portion of the Fund were in

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Income Builder Fund

consumer discretionary and industrials, while the most substantial sector weighting reduction was in communication services. Over the same period, the most substantial country weighting increases in the equity portion of the Fund were in the United States and Japan, while the most notable reduction was in the United Kingdom.

How was the equity portion of the Fund positioned at the end of the reporting period?

At the end of the reporting period, the largest sectors within the equity portion of the Fund were financials and utilities, while the smallest sectors were materials and real estate. Relative to the MSCI World Index, the Fund’s most significantly overweight sector exposure was in utilities, a defensive sector that is typically more heavily represented in the Fund. As of the same date, the Fund’s most significantly underweight exposures were in the information technology and consumer discretionary sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

The reporting period got off to a tumultuous start, in large part due to a variety of political and economic developments, including, but not limited to, fears of weaker growth in China, Japan and the European Union; restrictive U.S. Federal Reserve (Fed) policy; the U.S. administration’s public criticism of the Fed; trade wars with China; and the uncertainty surrounding the U.K.’s Brexit negotiations to separate from the European Union.

At the beginning of 2019, the Fed reversed course on their rate policy and announced that the Fed funds benchmark rate had risen to a level consistent with its policy objectives. The market focused on the fact that not only was the Fed no longer tightening monetary policy, but might very well reverse course and begin to cut rates. Indeed, over the ensuing months, the Fed cut rates three times. In an unusual set of circumstances, both Treasury securities and stocks rallied on the Fed’s pause and eventual loosening stance, reflecting cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, corporate bond spreads5 tightened during the reporting period, as did spreads of credit-related securitized6 product (asset-backed and commercial mortgage-backed securities).

For the 12-month period ending October 31, 2019 the fixed-income portion of The Fund produced solid relative returns,

performing in line with the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s overweight to credit (investment grade and high yield), had a positive impact on relative performance, which was balanced by the negative impact of the Fund’s underweight to Treasury securities.

What was the Fund’s duration7 strategy during the reporting period?

During the reporting period, the Fund’s duration strategy was to keep duration neutral relative to the Bloomberg Barclays U.S. Aggregate Bond Index. As of October 31, 2019, the Fund’s duration was 5.9 years versus 5.8 years for the benchmark.

During the reporting period, which sectors were the strongest positive contributors to relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

Spread product, specifically investment-grade credit, high-yield and emerging-market debt, performed well during the reporting period and contributed positively to the relative performance of the fixed-income portion of the Fund relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Emerging markets benefited from renewed risk appetites sparked by dovish central banks. Securitized assets, including residential mortgage-backed securities (RMBS) and consumer-related asset-backed securities (ABS), though positive for the reporting period, lagged the return of the benchmark. These securities are generally higher rated and shorter duration in nature.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

In general terms, as credit spreads narrowed during the reporting period and the compensation for risk compressed, we reduced the exposure of the fixed-income portion of the Fund to credit in the form of high-yield bonds and bank loans. At the same time, we methodically added securitized assets—such as ABS, RMBS and commercial mortgage-backed securities (CMBS)—into the fixed-income portion of the Fund, both to reduce volatility and for diversification purposes.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

6.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
7.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

11

How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?

During the reporting period, the fixed-income portion of the Fund increased its exposure to securitized assets, such as RMBS, ABS and CMBS. At the same time, we trimmed exposure to both high-yield bonds and bank loans, thereby improving liquidity and the overall credit quality of the Fund as spreads tightened.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Fund finished the reporting period with overweight exposure to investment grade corporate bonds and high-yield bonds, and underweight exposure to U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 53.3%† Asset-Backed Securities 1.7%
Auto Floor Plan Asset-Backed Securities 0.4%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$2,395,000	$2,658,998
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 2.453% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	2,895,000	2,897,689

		5,556,687

Automobile Asset-Backed Securities 0.5%
Santander Retail Auto Lease Trust Series 2019-B, Class A3 2.30%, due 1/20/23 (a)	1,725,000	1,736,961
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	1,925,000	1,970,795
Volkswagen Auto Lease Trust Series 2019-A, Class A3 1.99%, due 11/21/22	2,480,000	2,480,926
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	1,695,000	1,730,505

		7,919,187

Credit Cards 0.2%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	1,740,000	1,732,172
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04%, due 7/15/24	1,745,000	1,789,888

		3,522,060

Home Equity 0.1%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	59,160	60,196
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.119%, due 2/25/34 (c)	369,925	370,178
Equity One Mortgage Pass-Through Trust Series 2003-3, Class AF4 5.495%, due 12/25/33 (c)	126,238	127,362
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.923% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	397,424	276,490

	Principal Amount	Value
Home Equity (continued)
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.873% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	$587,288	$269,142

		1,103,368

Other Asset-Backed Securities 0.5%
American Tower Trust I Series 2013, Class 2A 3.07%, due 3/15/48 (a)	2,160,000	2,186,973
DLL Securitization Trust Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	2,850,000	2,849,147
MVW Owner Trust Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,280,000	2,278,221

		7,314,341

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.452% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	108,046	107,585

Total Asset-Backed Securities (Cost $25,272,728)		25,523,228

Corporate Bonds 30.1%
Aerospace & Defense 0.2%
L3Harris Technologies, Inc. 4.40%, due 6/15/28	2,215,000	2,488,533

Agriculture 0.3%
Altria Group, Inc. 3.80%, due 2/14/24	3,260,000	3,420,205
JBS Investments II GmbH 7.00%, due 1/15/26 (Austria) (a)	1,170,000	1,268,280

		4,688,485

Airlines 0.8%
American Airlines Group, Inc. 4.625%, due 3/1/20 (a)	3,700,000	3,718,500
American Airlines, Inc.
Series 2016-2, Class AA, Pass Through Trust 3.20%, due 12/15/29	596,360	616,392
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	834,235	881,591
Series 2016-2, Class AA, Pass Through Trust 3.65%, due 12/15/29	210,480	220,617

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
Continental Airlines, Inc. Series 2009-2, Class 2, Pass Through Trust 7.25%, due 5/10/21	$1,266,117	$1,267,442
Delta Air Lines, Inc. Series 2019-1, Class AA 3.204%, due 10/25/25	2,355,000	2,463,339
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,436,227	1,607,945
Series 2010-1, Class A 6.25%, due 10/22/24	676,871	740,736
United Airlines, Inc. Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	1,262,752	1,337,635

		12,854,197

Auto Manufacturers 0.8%
Daimler Finance North America LLC 2.453% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)	2,400,000	2,400,645
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	820,000	822,444
4.063%, due 11/1/24	1,935,000	1,941,617
4.25%, due 9/20/22	655,000	673,647
5.875%, due 8/2/21	350,000	367,191
General Motors Financial Co., Inc.
3.15%, due 6/30/22	900,000	914,033
3.20%, due 7/13/20	1,800,000	1,811,253
3.45%, due 4/10/22	3,800,000	3,873,424

		12,804,254

Banks 7.4%
Bank of America Corp.
2.738%, due 1/23/22 (d)	3,260,000	3,285,424
3.004%, due 12/20/23 (d)	1,794,000	1,835,134
3.194%, due 7/23/30 (d)	1,425,000	1,471,482
3.458%, due 3/15/25 (d)	1,700,000	1,776,211
3.499%, due 5/17/22 (d)	4,490,000	4,584,502
3.50%, due 4/19/26	415,000	441,277
4.20%, due 8/26/24	2,615,000	2,815,404
6.30%, due 12/29/49 (d)(e)	2,085,000	2,370,728
8.57%, due 11/15/24	485,000	612,073
Barclays Bank PLC (United Kingdom) 5.14%, due 10/14/20	785,000	805,363
Branch Banking & Trust Co. 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	1,900,000	1,895,015
Citibank N.A.
2.125%, due 10/20/20	4,590,000	4,599,874
3.40%, due 7/23/21	3,585,000	3,675,146

	Principal Amount	Value
Banks (continued)
Citigroup, Inc.
3.352%, due 4/24/25 (d)	$2,565,000	$2,668,522
3.668%, due 7/24/28 (d)	1,180,000	1,248,537
3.98%, due 3/20/30 (d)	2,370,000	2,583,545
4.05%, due 7/30/22	105,000	110,183
5.30%, due 5/6/44	1,200,000	1,507,848
6.625%, due 6/15/32	770,000	1,023,687
6.875%, due 6/1/25	1,715,000	2,074,637
Citizens Financial Group, Inc. 4.30%, due 12/3/25	3,405,000	3,670,741
Credit Suisse Group A.G. 2.593%, due 9/11/25 (Switzerland) (a)(d)	900,000	896,892
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (d)	880,000	893,493
2.908%, due 6/5/23 (d)	800,000	813,265
3.328% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	2,245,000	2,272,007
3.50%, due 11/16/26	1,085,000	1,130,438
5.25%, due 7/27/21	805,000	848,582
6.75%, due 10/1/37	829,000	1,128,001
HSBC Holdings PLC 3.973%, due 5/22/30 (United Kingdom) (d)	1,190,000	1,284,949
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,535,000	3,586,142
JPMorgan Chase & Co. (d)
3.207%, due 4/1/23	3,915,000	4,009,104
3.54%, due 5/1/28	2,970,000	3,148,355
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,753,997
4.65%, due 3/24/26	3,090,000	3,339,348
Morgan Stanley
3.125%, due 1/23/23	4,435,000	4,563,294
3.875%, due 1/27/26	465,000	502,244
4.875%, due 11/1/22	1,125,000	1,206,738
5.00%, due 11/24/25	2,855,000	3,209,410
5.611% (3 Month LIBOR + 3.61%), due 12/31/49 (b)(e)	1,890,000	1,901,340
7.25%, due 4/1/32	3,490,000	4,990,435
PNC Bank N.A. 2.55%, due 12/9/21	2,185,000	2,213,177
Royal Bank of Scotland Group PLC 6.00%, due 12/19/23 (United Kingdom)	190,000	210,993
Santander Holdings USA, Inc. 2.65%, due 4/17/20	3,875,000	3,882,882
State Street Corp. 2.55%, due 8/18/20	2,605,000	2,618,994

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Banks (continued)
Toronto-Dominion Bank 3.15%, due 9/17/20 (Canada)		$4,255,000	$4,302,372
U.S. Bank N.A. 2.442% (3 Month LIBOR + 0.29%), due 5/21/21 (b)		2,655,000	2,657,654
Wachovia Corp. 5.50%, due 8/1/35		315,000	399,950
Wells Fargo & Co.
2.406%, due 10/30/25 (d)		4,165,000	4,168,523
4.90%, due 11/17/45		55,000	66,550
Wells Fargo Bank N.A.
2.60%, due 1/15/21		2,595,000	2,617,151
3.55%, due 8/14/23		1,815,000	1,908,150
5.85%, due 2/1/37		140,000	185,258

			111,765,021

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25		635,000	694,222
4.75%, due 1/23/29		1,275,000	1,481,813
Diageo Capital PLC 2.364% (3 Month LIBOR + 0.24%), due 5/18/20 (United Kingdom) (b)		2,420,000	2,421,762

			4,597,797

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22		3,480,000	3,636,902
Celgene Corp. 3.625%, due 5/15/24		3,600,000	3,808,228

			7,445,130

Building Materials 0.5%
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (Mexico) (a)	EUR	4,255,000	4,888,727
Standard Industries, Inc. 5.375%, due 11/15/24 (a)		$2,580,000	2,654,304

			7,543,031

Chemicals 0.5%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (France) (a)		1,725,000	1,718,292
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (a)		2,135,000	2,142,472
Huntsman International LLC 4.50%, due 5/1/29		1,862,000	1,968,279
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (a)		1,800,000	1,827,000

			7,656,043

	Principal Amount	Value
Commercial Services 0.6%
Ashtead Capital, Inc. 4.00%, due 5/1/28 (United Kingdom) (a)	$935,000	$938,506
Cintas Corp. No 2 3.70%, due 4/1/27	2,740,000	2,996,386
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	1,805,000	1,870,431
PayPal Holdings, Inc. 2.40%, due 10/1/24	2,780,000	2,798,780

		8,604,103

Computers 0.5%
Apple, Inc. 2.75%, due 1/13/25	1,990,000	2,063,952
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	1,749,000	1,897,649
5.30%, due 10/1/29	810,000	894,875
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,586,766

		7,443,242

Distribution & Wholesale 0.1%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	1,610,000	1,702,575

Diversified Financial Services 1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.45%, due 12/16/21	1,465,000	1,527,295
4.625%, due 10/30/20	4,265,000	4,370,677
Air Lease Corp.
2.75%, due 1/15/23	1,850,000	1,867,060
3.50%, due 1/15/22	890,000	915,256
4.25%, due 9/15/24	1,185,000	1,272,099
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	1,650,000	1,761,375
Ally Financial, Inc.
3.875%, due 5/21/24	810,000	845,964
8.00%, due 11/1/31	2,245,000	3,123,356
Capital One Financial Corp. 4.20%, due 10/29/25	435,000	468,954
Caterpillar Financial Services Corp. 2.90%, due 3/15/21	4,990,000	5,055,227
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,561,852
Springleaf Finance Corp. 6.125%, due 3/15/24	540,000	590,625

		23,359,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric 1.4%
AEP Transmission Co. LLC 3.10%, due 12/1/26	$2,350,000	$2,457,321
CMS Energy Corp.
3.875%, due 3/1/24	1,540,000	1,623,883
5.05%, due 3/15/22	1,220,000	1,293,847
Connecticut Light & Power Co. 4.00%, due 4/1/48	1,145,000	1,346,039
Duquesne Light Holdings, Inc. (a)
3.616%, due 8/1/27	2,265,000	2,300,261
6.40%, due 9/15/20	2,590,000	2,677,030
Entergy Louisiana LLC 4.00%, due 3/15/33	2,200,000	2,524,845
Evergy, Inc. 5.292%, due 6/15/22 (c)	1,130,000	1,208,244
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,235,000	2,332,646
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	874,745
Southern California Edison Co.
3.70%, due 8/1/25	870,000	922,338
4.00%, due 4/1/47	1,320,000	1,387,655
WEC Energy Group, Inc. 4.271% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,095,000	949,182

		21,898,036

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	1,615,000	1,751,130
Waste Management, Inc. 2.40%, due 5/15/23	2,275,000	2,304,814

		4,055,944

Food 1.0%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,230,000	1,323,788
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (Ireland) (a)	2,899,000	2,949,278
Mondelez International Holdings Netherlands (Netherlands) B.V. 2.125%, due 9/19/22 (a)	2,690,000	2,693,485
Nestle Holdings, Inc. 3.10%, due 9/24/21 (a)	2,975,000	3,045,225
Smithfield Foods, Inc. (a)
2.70%, due 1/31/20	1,690,000	1,690,153
3.35%, due 2/1/22	1,575,000	1,583,300
Tyson Foods, Inc. 3.95%, due 8/15/24	2,255,000	2,420,099

		15,705,328

	Principal Amount	Value
Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	$845,000	$995,818

Health Care—Products 0.5%
Becton Dickinson & Co.
3.70%, due 6/6/27	1,441,000	1,549,282
4.669%, due 6/6/47	1,635,000	1,966,509
Stryker Corp. 2.625%, due 3/15/21	3,395,000	3,426,932

		6,942,723

Health Care—Services 0.0%‡
Cigna Holding Co. 4.375%, due 12/15/20	270,000	275,315

Holding Company—Diversified 0.2%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (a)	2,620,000	2,693,060

Home Builders 0.3%
Lennar Corp.
4.50%, due 11/15/19	750,000	750,375
5.875%, due 11/15/24	1,345,000	1,499,675
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,763,750

		5,013,800

Insurance 2.3%
AXA Equitable Holdings, Inc. 5.00%, due 4/20/48	2,305,000	2,485,258
Jackson National Life Global Funding (a)
2.20%, due 1/30/20	3,580,000	3,582,619
2.618% (3 Month LIBOR + 0.48%), due 6/11/21 (b)	3,660,000	3,673,836
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	850,000	902,145
Lincoln National Corp. 3.625%, due 12/12/26	3,400,000	3,599,482
MassMutual Global Funding II (a)
2.50%, due 10/17/22	3,347,000	3,396,962
2.95%, due 1/11/25	1,105,000	1,141,260
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	940,000	992,244
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	2,135,000	2,152,069
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	4,070,000	4,097,329
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,583,115
Prudential Financial, Inc. 5.625%, due 6/15/43 (d)	1,405,000	1,520,913

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (United Kingdom) (a)	$2,420,000	$2,425,031
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	727,672
Willis North America, Inc. 2.95%, due 9/15/29	1,735,000	1,726,447

		35,006,382

Internet 0.7%
Expedia Group, Inc.
3.25%, due 2/15/30 (a)	3,165,000	3,167,156
3.80%, due 2/15/28	440,000	461,638
5.00%, due 2/15/26	60,000	67,600
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (a)	1,445,000	1,354,687
Tencent Holdings, Ltd. (China) (a)
3.595%, due 1/19/28	1,475,000	1,536,899
3.925%, due 1/19/38	1,910,000	2,043,917
Weibo Corp. 3.50%, due 7/5/24	1,190,000	1,212,540

		9,844,437

Iron & Steel 0.3%
ArcelorMittal 4.55%, due 3/11/26 (Luxembourg)	2,040,000	2,157,173
Vale Overseas, Ltd. (Brazil)
6.25%, due 8/10/26	1,115,000	1,299,198
6.875%, due 11/21/36	864,000	1,099,008

		4,555,379

Lodging 0.5%
Las Vegas Sands Corp. 3.20%, due 8/8/24	1,415,000	1,447,835
Marriott International, Inc.
2.30%, due 1/15/22	2,450,000	2,462,090
7.15%, due 12/1/19	1,900,000	1,906,727
Sands China, Ltd. (Macao)
4.60%, due 8/8/23	810,000	856,915
5.125%, due 8/8/25	1,310,000	1,444,471

		8,118,038

Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	1,435,000	1,531,123
4.875%, due 4/1/21	3,945,000	4,072,384
John Deere Capital Corp. 3.65%, due 10/12/23	610,000	649,347

		6,252,854

Media 1.1%
Comcast Corp.
3.25%, due 11/1/39	1,665,000	1,688,004
3.45%, due 10/1/21	5,085,000	5,240,367
4.70%, due 10/15/48	1,410,000	1,736,328

	Principal Amount	Value
Media (continued)
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(f)	$2,465,000	$2,538,950
Grupo Televisa S.A.B. 5.25%, due 5/24/49 (Mexico)	1,230,000	1,345,906
Sky, Ltd. 3.75%, due 9/16/24 (United Kingdom) (a)	950,000	1,023,236
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	952,709
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (a)	2,050,000	2,114,062

		16,639,562

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	4,040,000	4,276,453

Mining 0.2%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (a)	1,295,000	1,406,462
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (a)	1,580,000	1,576,161

		2,982,623

Miscellaneous—Manufacturing 0.2%
Textron Financial Corp. 3.893% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	3,540,000	2,663,850

Oil & Gas 0.6%
Cenovus Energy, Inc. 4.25%, due 4/15/27 (Canada)	955,000	1,002,146
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (a)	2,065,000	2,787,965
Marathon Petroleum Corp. 5.125%, due 12/15/26	1,260,000	1,439,966
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	993,000	1,202,523
Valero Energy Corp.
4.00%, due 4/1/29	1,435,000	1,533,701
6.625%, due 6/15/37	1,050,000	1,370,137

		9,336,438

Packaging & Containers 0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (New Zealand)
5.125%, due 7/15/23 (a)	2,700,000	2,770,065
5.75%, due 10/15/20	1,938,215	1,944,902

		4,714,967

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.6%
Allergan Funding SCS 3.45%, due 3/15/22	$2,715,000	$2,781,931
Bausch Health Cos., Inc. 5.75%, due 8/15/27 (a)	1,075,000	1,167,383
Bristol-Myers Squibb Co. 3.40%, due 7/26/29 (a)	1,770,000	1,903,788
GlaxoSmithKline Capital PLC 2.525% (3 Month LIBOR + 0.35%), due 5/14/21 (United Kingdom) (b)	3,465,000	3,473,807

		9,326,909

Pipelines 0.7%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	2,995,000	3,012,804
Enterprise Products Operating LLC
3.125%, due 7/31/29	1,595,000	1,637,555
4.20%, due 1/31/50	405,000	428,293
MPLX, L.P. 4.875%, due 6/1/25	100,000	109,827
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (a)	880,000	974,622
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,897,501
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	2,340,000	2,524,810

		10,585,412

Real Estate Investment Trusts 1.2%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	1,290,000	1,355,956
American Tower Corp. 3.375%, due 10/15/26	2,945,000	3,062,968
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,114,446
5.25%, due 1/15/23	3,510,000	3,833,917
Digital Realty Trust, L.P.
2.75%, due 2/1/23	140,000	141,938
3.60%, due 7/1/29	2,985,000	3,133,848
3.70%, due 8/15/27	500,000	527,809
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	1,280,000	1,294,720
Kilroy Realty, L.P. 3.45%, due 12/15/24	2,060,000	2,146,799
Welltower, Inc. 4.00%, due 6/1/25	890,000	964,066

		18,576,467

Retail 0.8%
Alimentation Couche-Tard, Inc. 3.55%, due 7/26/27 (Canada) (a)	2,700,000	2,798,734

	Principal Amount	Value
Retail (continued)
CVS Health Corp.
4.00%, due 12/5/23	$3,725,000	$3,949,444
4.78%, due 3/25/38	1,110,000	1,232,005
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	139,753	150,597
McDonald’s Corp. 3.35%, due 4/1/23	2,875,000	3,004,900
Starbucks Corp. 4.45%, due 8/15/49	1,305,000	1,508,708

		12,644,388

Savings & Loans 0.1%
Nationwide Building Society 3.96%, due 7/18/30 (United Kingdom) (a)(d)	1,325,000	1,422,399

Semiconductors 0.3%
Broadcom, Inc. 3.125%, due 10/15/22 (a)	2,405,000	2,449,271
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (a)	1,610,000	1,690,995

		4,140,266

Software 0.3%
Fiserv, Inc.
2.75%, due 7/1/24	825,000	843,460
3.20%, due 7/1/26	525,000	548,531
salesforce.com, Inc.
3.25%, due 4/11/23	1,300,000	1,355,886
3.70%, due 4/11/28	1,915,000	2,114,361

		4,862,238

Telecommunications 1.3%
AT&T, Inc.
3.312% (3 Month LIBOR + 1.18%), due 6/12/24 (b)	2,005,000	2,039,842
4.35%, due 3/1/29	795,000	878,993
4.90%, due 8/15/37	1,840,000	2,098,682
CommScope Technologies LLC 6.00%, due 6/15/25 (a)	850,000	756,245
CommScope, Inc. 5.00%, due 6/15/21 (a)	1,189,000	1,189,000
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)	2,680,000	2,951,207
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	4,170,000	4,446,304
Telefonica Emisiones SAU (Spain)
5.134%, due 4/27/20	2,425,000	2,460,284
5.462%, due 2/16/21	395,000	412,081

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Telecommunications (continued)
Verizon Communications, Inc. 3.258% (3 Month LIBOR + 1.10%), due 5/15/25 (b)		$2,705,000	$2,751,500

			19,984,138

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (a)		761,000	775,269

Total Corporate Bonds (Cost $439,981,656)			457,240,644

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC (United Kingdom)
Series Reg S 10.00%, due 5/21/21	GBP	1,186,000	1,726,250

Total Foreign Bonds (Cost $1,902,897)			1,726,250

Loan Assignments 0.8% (b)
Advertising 0.1%
Outfront Media Capital LLC 2017 Term Loan B 3.94% (3 Month LIBOR + 2.00%), due 3/18/24		$2,035,821	2,043,032

Environmental Controls 0.3%
Advanced Disposal Services, Inc. Term Loan B3 4.086% (1 Week LIBOR + 2.25%), due 11/10/23		4,222,699	4,227,918

Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B4 3.786% (1 Month LIBOR + 2.00%), due 1/26/24		1,245,793	1,246,042

Telecommunications 0.2%
Level 3 Financing, Inc. 2017 Term Loan B 4.036% (1 Month LIBOR + 2.25%), due 2/22/24		3,175,000	3,175,794

Transportation 0.1%
XPO Logistics, Inc. 2018 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 2/24/25		1,575,000	1,576,312

Total Loan Assignments (Cost $12,254,324)			12,269,098

	Principal Amount	Value
Mortgage-Backed Securities 7.9%
Agency (Collateralized Mortgage Obligations) 5.0%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	$2,283,876	$2,306,672
REMIC, Series 4900, Class BE 3.00%, due 3/25/49	2,425,016	2,488,203
REMIC, Series 4911, Class MB 3.00%, due 9/25/49	3,962,925	4,058,557
REMIC, Series 4926, Class BP 3.00%, due 10/25/49 (g)	4,350,000	4,489,200
Series 2019-1, Class A1 3.50%, due 5/25/29	1,710,156	1,778,203
REMIC Series 4818, Class BD 3.50%, due 3/15/45	2,286,794	2,351,915
REMIC Series 4884, Class BA 3.50%, due 6/15/48	1,990,959	2,047,196
REMIC Series 4888, Class BA 3.50%, due 9/15/48	1,592,321	1,656,563
REMIC Series 4877, Class AT 3.50%, due 11/15/48	2,333,628	2,456,128
REMIC Series 4877, Class BE 3.50%, due 11/15/48	3,086,707	3,226,526
Federal National Mortgage Association
REMIC Series 2013-77, Class CY 3.00%, due 7/25/43	1,902,000	1,982,384
Series 2019-25, Class PA 3.00%, due 5/25/48	1,943,094	1,993,553
Series 2019-13, Class PE 3.00%, due 3/25/49	2,458,978	2,512,497
REMIC, Series 2019-58, Class LP 3.00%, due 10/25/49	4,551,000	4,673,779
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	3,563,792	3,743,283
Government National Mortgage Association
Series 2017-123, Class AB 2.50%, due 1/20/47	1,906,082	1,914,842
Series 2014-91, Class MA 3.00%, due 1/16/40	2,104,713	2,172,332
Series 2018-127, Class PB 3.00%, due 9/20/47	5,126,264	5,239,677
REMIC Series 2019-29, Class AP 3.00%, due 10/20/48	3,365,845	3,431,546
Series 2019-29, Class CB 3.00%, due 10/20/48	2,087,785	2,130,313
Series 2019-52, Class JL 3.00%, due 11/20/48	1,977,880	2,023,072
Series 2019-59, Class KA 3.00%, due 12/20/48	3,408,880	3,495,028
Series 2019-43, Class PL 3.00%, due 4/20/49	4,357,089	4,499,236

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
Government National Mortgage Association (continued)
Series 2019-74, Class AT 3.00%, due 6/20/49	$2,558,229	$2,624,152
Series 2013-149, Class BA 3.25%, due 8/16/41	6,207,888	6,486,317

		75,781,174

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.5%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	4,600,000	4,743,308
Series 2019-BN19, Class A2 2.926%, due 8/15/61	2,865,000	2,977,018
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.053% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	82,004	79,193
Benchmark Mortgage Trust Series 2019-B12, Class A5 3.116%, due 8/15/52	2,852,000	3,012,503
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	801,355	824,905
FREMF Mortgage Trust (a)(h)
Series 2013-K33, Class B 3.499%, due 8/25/46	2,701,000	2,821,064
Series 2013-K35, Class B 3.939%, due 12/25/46	1,735,000	1,831,765
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,175,000	1,228,287
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,002,000	2,119,128
Hawaii Hotel Trust Series 2019-MAUI, Class A 3.064% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	1,630,000	1,631,537
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	1,935,000	2,058,569
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	1,695,000	1,823,628
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	2,400,000	2,517,007
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	3,930,000	3,924,341

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust (a)(h)
Series 2018-1745, Class A 3.749%, due 6/15/36	$2,640,000	$2,895,179
Series 2018-AUS, Class A 4.058%, due 8/17/36	3,000,000	3,335,693

		37,823,125

Whole Loan (Collateralized Mortgage Obligations) 0.4%
Chase Home Lending Mortgage Trust (a)(i)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	1,571,216	1,595,090
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	1,931,656	1,938,300
JP Morgan Mortgage Trust (a)(i)
Series 2019-2, Class A4 4.00%, due 8/25/49	1,102,559	1,109,364
Series 2019-3, Class A3 4.00%, due 9/25/49	1,247,509	1,264,662
Series 2019-5, Class A4 4.00%, due 11/25/49	1,187,686	1,192,296

		7,099,712

Total Mortgage-Backed Securities (Cost $118,351,077)		120,704,011

Municipal Bonds 0.1%
New York 0.1%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	1,270,000	1,285,570

Total Municipal Bonds (Cost $1,270,000)		1,285,570

U.S. Government & Federal Agencies 12.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.6%
3.50%, due 1/1/48	10,730,634	11,166,482
3.50%, due 9/1/48	1,398,710	1,441,718
4.00%, due 2/1/49	1,712,711	1,782,475
4.00%, due 3/1/49	5,021,810	5,211,222
4.50%, due 11/1/48	9,867,935	10,541,662
5.00%, due 12/1/44	3,896,645	4,297,629
5.00%, due 12/1/48	5,430,414	5,802,847

		40,244,035

Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.3%
2.50%, due 12/1/37	3,036,023	3,046,170

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/37	$5,006,818	$5,250,534
3.50%, due 2/1/42	3,297,967	3,441,861
3.50%, due 8/1/46	7,132,986	7,511,956
3.50%, due 9/1/48 TBA (j)	12,607,000	12,943,843
4.00%, due 4/1/48	10,296,478	10,780,920
4.00%, due 5/1/48	4,734,647	4,942,358
4.00%, due 9/1/48	6,817,249	7,207,025
4.00%, due 1/1/49	1,682,350	1,782,806
4.00%, due 2/1/49	1,358,997	1,411,992
4.00%, due 2/1/49	2,346,874	2,440,171
4.00%, due 4/1/49	12,051,060	12,506,327
4.50%, due 7/1/48	7,505,081	7,921,564
4.50%, due 1/1/49	8,705,372	9,188,957
5.00%, due 9/1/33	4,758,857	5,253,483

		95,629,967

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 4/15/29	11	12
6.50%, due 8/15/29	8	9

		21

United States Treasury Bonds 2.7%
2.875%, due 5/15/49	15,815,000	18,223,081
3.00%, due 5/15/45	5,885,000	6,849,128
4.375%, due 11/15/39	10,376,000	14,402,780
4.50%, due 5/15/38	1,390,000	1,942,688

		41,417,677

United States Treasury Notes 0.1%
1.625%, due 8/15/29	1,070,000	1,063,605

United States Treasury Inflation—Indexed Notes 0.9% (k)
0.75%, due 7/15/28	4,272,294	4,496,468
0.875%, due 1/15/29	8,738,116	9,293,405

		13,789,873

Total U.S. Government & Federal Agencies (Cost $184,868,573)		192,145,178

Total Long-Term Bonds (Cost $783,901,255)		810,893,979

	Shares
Common Stocks 43.3%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	1,254,184	9,360,988
Lockheed Martin Corp.	12,513	4,713,397

		14,074,385

	Shares	Value
Air Freight & Logistics 0.7%
Deutsche Post A.G., Registered (Germany)	191,358	$6,776,133
United Parcel Service, Inc., Class B	33,655	3,876,047

		10,652,180

Auto Components 0.4%
Cie Generale des Etablissements Michelin SCA (France)	49,835	6,063,883

Banks 2.3%
BB&T Corp.	94,493	5,012,854
Commonwealth Bank of Australia (Australia)	68,604	3,720,002
Lloyds Banking Group PLC (United Kingdom)	6,792,465	4,997,617
People’s United Financial, Inc.	221,561	3,582,641
Royal Bank of Canada (Canada)	60,230	4,858,276
Svenska Handelsbanken A.B., Class A (Sweden)	365,242	3,656,316
Wells Fargo & Co.	84,353	4,355,145
Westpac Banking Corp. (Australia)	211,960	4,121,893

		34,304,744

Beverages 1.0%
Coca-Cola Co.	118,008	6,423,176
Coca-Cola European Partners PLC (United Kingdom)	64,721	3,463,221
PepsiCo., Inc.	41,637	5,711,347

		15,597,744

Biotechnology 0.6%
AbbVie, Inc.	69,683	5,543,283
Amgen, Inc.	18,985	4,048,551

		9,591,834

Capital Markets 0.8%
BlackRock, Inc.	8,660	3,998,322
CME Group, Inc.	18,122	3,728,601
Macquarie Group, Ltd. (Australia)	41,853	3,863,775

		11,590,698

Chemicals 1.7%
BASF S.E. (Germany)	92,767	7,059,281
Dow, Inc. (l)	141,370	7,137,771
LyondellBasell Industries N.V., Class A	56,954	5,108,774
Nutrien, Ltd. (Canada)	122,323	5,845,816

		25,151,642

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	10	45

Communications Equipment 0.4%
Cisco Systems, Inc.	128,363	6,098,526

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.3%
Vinci S.A. (France)	44,873	$5,034,712

Diversified Telecommunication Services 2.4%
AT&T, Inc.	220,832	8,499,824
BCE, Inc. (Canada)	219,187	10,397,695
TELUS Corp. (Canada)	160,180	5,697,694
Verizon Communications, Inc.	190,280	11,506,231

		36,101,444

Electric Utilities 3.6%
American Electric Power Co., Inc.	60,190	5,681,334
Duke Energy Corp.	130,305	12,282,549
Entergy Corp.	89,152	10,830,185
FirstEnergy Corp.	214,693	10,373,966
PPL Corp.	222,209	7,441,780
Terna Rete Elettrica Nazionale S.p.A. (Italy)	1,147,503	7,581,593

		54,191,407

Electrical Equipment 0.9%
Eaton Corp. PLC	98,160	8,550,718
Emerson Electric Co.	80,470	5,644,970

		14,195,688

Equity Real Estate Investment Trusts 1.7%
Iron Mountain, Inc.	204,303	6,701,138
Public Storage	15,965	3,557,960
Unibail-Rodamco-Westfield (France)	40,127	6,207,329
Welltower, Inc.	110,586	10,029,044

		26,495,471

Food Products 0.7%
Nestle S.A., Registered (Switzerland)	39,160	4,180,772
Orkla ASA (Norway)	643,591	6,182,460

		10,363,232

Gas Utilities 0.9%
Naturgy Energy Group S.A. (Spain)	155,115	4,222,923
Snam S.p.A. (Italy)	1,739,700	8,925,320

		13,148,243

Health Care Providers & Services 0.3%
UnitedHealth Group, Inc.	17,906	4,524,846

Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.	31,282	3,512,030
Las Vegas Sands Corp.	118,224	7,310,972
McDonald’s Corp.	20,495	4,031,367

		14,854,369

Household Durables 0.3%
Leggett & Platt, Inc.	96,910	4,971,483

	Shares	Value
Household Products 0.7%
Kimberly-Clark Corp.	43,147	$5,733,373
Procter & Gamble Co.	43,147	5,372,233

		11,105,606

Industrial Conglomerates 0.6%
3M Co.	26,320	4,342,537
Siemens A.G., Registered (Germany)	47,462	5,472,353

		9,814,890

Insurance 3.7%
Allianz S.E., Registered (Germany)	50,267	12,277,747
Assicurazioni Generali S.p.A. (Italy)	277,665	5,628,428
AXA S.A. (France)	459,735	12,144,301
MetLife, Inc.	141,307	6,611,755
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	37,186	10,326,910
SCOR S.E. (France)	105,821	4,458,876
Tokio Marine Holdings, Inc. (Japan)	85,400	4,640,496

		56,088,513

IT Services 0.4%
International Business Machines Corp.	49,846	6,665,906

Media 0.0%‡
ION Media Networks, Inc. (g)(l)(m)(n)(o)	12	4,760

Multi-Utilities 2.0%
Ameren Corp.	48,976	3,805,435
CenterPoint Energy, Inc.	170,581	4,958,790
Dominion Energy, Inc.	113,477	9,367,527
National Grid PLC (United Kingdom)	771,905	9,011,984
WEC Energy Group, Inc.	40,923	3,863,131

		31,006,867

Multiline Retail 0.3%
Target Corp.	42,131	4,504,225

Oil, Gas & Consumable Fuels 3.9%
Chevron Corp.	40,855	4,744,900
Enterprise Products Partners, L.P.	244,430	6,362,513
Exxon Mobil Corp.	96,213	6,501,112
Magellan Midstream Partners, L.P.	85,647	5,337,521
Occidental Petroleum Corp.	108,731	4,403,606
Pembina Pipeline Corp. (Canada)	190,672	6,712,824
Phillips 66	50,335	5,880,135
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	157,488	9,129,579
TOTAL S.A. (France)	191,574	10,070,978

		59,143,168

Personal Products 0.5%
Unilever PLC (United Kingdom)	120,381	7,208,121

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 4.6%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	141,739	$6,949,463
GlaxoSmithKline PLC (United Kingdom)	313,465	7,181,347
Johnson & Johnson	44,010	5,811,080
Merck & Co., Inc.	103,338	8,955,271
Novartis A.G., Registered (Switzerland)	99,023	8,641,551
Pfizer, Inc.	259,963	9,974,780
Roche Holding A.G. (Switzerland)	22,682	6,824,144
Sanofi (France)	87,945	8,103,785
Takeda Pharmaceutical Co., Ltd. (Japan)	184,000	6,692,768

		69,134,189

Semiconductors & Semiconductor Equipment 1.5%
Broadcom, Inc.	12,513	3,664,432
Intel Corp.	78,312	4,426,977
KLA Corp.	22,943	3,878,285
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	89,531	4,622,486
Texas Instruments, Inc.	58,249	6,872,799

		23,464,979

Software 0.5%
Micro Focus International PLC (United Kingdom)	198,262	2,722,278
Microsoft Corp.	36,459	5,227,127

		7,949,405

Specialty Retail 0.3%
Home Depot, Inc.	18,985	4,453,501

Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co., Ltd., GDR (Republic of Korea)	4,953	5,289,804

Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	295,343	4,492,167

Tobacco 2.1%
Altria Group, Inc.	181,650	8,136,104
British American Tobacco PLC (United Kingdom)	177,335	6,206,789
British American Tobacco PLC, Sponsored ADR (United Kingdom)	63,642	2,224,924
Imperial Brands PLC (United Kingdom)	306,777	6,725,321
Philip Morris International, Inc.	101,612	8,275,281

		31,568,419

Trading Companies & Distributors 0.3%
Watsco, Inc.	28,046	4,944,510

	Shares	Value
Wireless Telecommunication Services 0.3%
Rogers Communications, Inc., Class B (Canada)	84,642	$3,985,005

Total Common Stocks (Cost $608,859,132)		657,830,611

Short-Term Investments 3.1%
Affiliated Investment Company 2.9%
MainStay U.S. Government Liquidity Fund, 1.76% (p)	44,612,007	44,612,007

Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (p)(q)	2,616,900	2,616,900

Total Short-Term Investments (Cost $47,228,907)		47,228,907

Total Investments (Cost $1,439,989,294)	99.7%	1,515,953,497
Other Assets, Less Liabilities	0.3	4,691,365
Net Assets	100.0%	$1,520,644,862

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2019.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2019.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $2,552,713. The Fund received cash collateral with a value of $2,616,900 (See Note 2(M)).

(g)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued securities was $4,493,960, which represented 0.3% of the Fund’s net assets.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2019.

(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2019 (continued)

(j)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2019, the total net market value of these securities was $12,943,843, which represented 0.9% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(l)	Non-income producing security.

(m)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(n)	Restricted security. (See Note 5)

(o)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $4,760, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(p)	Current yield as of October 31, 2019.

(q)	Represents security purchased with cash collateral received for securities on loan.

Foreign Currency Forward Contracts

As of October 31, 2019, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	60,325,000	USD	66,959,302	JPMorgan Chase Bank N.A.	11/1/19	$321,152
GBP	35,331,000	USD	45,429,236	JPMorgan Chase Bank N.A.	11/1/19	336,783
JPY	5,988,000,000	USD	55,303,370	JPMorgan Chase Bank N.A.	2/3/20	482,207
USD	18,561,205	CAD	24,302,000	JPMorgan Chase Bank N.A.	11/1/19	110,062
USD	18,627,047	CAD	24,302,000	JPMorgan Chase Bank N.A.	2/3/20	167,214
USD	68,171,774	EUR	60,325,000	JPMorgan Chase Bank N.A.	11/1/19	891,321
Total unrealized appreciation						2,308,739
CAD	24,302,000	USD	18,615,489	JPMorgan Chase Bank N.A.	11/1/19	(164,347)
JPY	5,988,000,000	USD	55,899,143	JPMorgan Chase Bank N.A.	11/1/19	(449,564)
USD	67,406,250	EUR	60,325,000	JPMorgan Chase Bank N.A.	2/3/20	(298,925)
USD	44,265,503	GBP	35,331,000	JPMorgan Chase Bank N.A.	11/1/19	(1,500,515)
USD	45,574,164	GBP	35,331,000	JPMorgan Chase Bank N.A.	2/3/20	(327,062)
USD	54,950,904	JPY	5,988,000,000	JPMorgan Chase Bank N.A.	11/1/19	(498,675)
Total unrealized depreciation						(3,239,088)
Net unrealized depreciation						$(930,349)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts

10-Year United States Treasury Note	16	December 2019	$2,076,786	$2,084,750	$7,964
5-Year United States Treasury Note	279	December 2019	33,276,210	33,257,672	(18,538)
2-Year United States Treasury Note	265	December 2019	57,244,961	57,134,414	(110,547)
Nikkei 225	575	December 2019	56,029,663	60,487,082	4,457,419
S&P 500 Index Mini	1,125	December 2019	168,966,203	170,763,749	1,797,546
United States Treasury Ultra Bond	285	December 2019	55,809,270	54,078,750	(1,730,520)
United States Treasury Bond	76	December 2019	12,461,317	12,264,500	(196,817)

Total Long Contracts					4,206,507

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts

10-Year United States Treasury Ultra Note	(128)	December 2019	$(18,311,624)	$(18,190,000)	$121,624

Total Short Contracts					121,624

Net Unrealized Appreciation					$4,328,131

1.	As of October 31, 2019, cash in the amount of $11,166,429 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

GDR—Global Depositary Receipt

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$25,523,228	$—	$25,523,228
Corporate Bonds	—	457,240,644	—	457,240,644
Foreign Bonds	—	1,726,250	—	1,726,250
Loan Assignments	—	12,269,098	—	12,269,098
Mortgage-Backed Securities	—	120,704,011	—	120,704,011
Municipal Bonds	—	1,285,570	—	1,285,570
U.S. Government & Federal Agencies	—	192,145,178	—	192,145,178

Total Long-Term Bonds	—	810,893,979	—	810,893,979

Common Stocks (b)	657,825,851	—	4,760	657,830,611
Short-Term Investments
Affiliated Investment Company	44,612,007	—	—	44,612,007
Unaffiliated Investment Company	2,616,900	—	—	2,616,900

Total Short-Term Investments	47,228,907	—	—	47,228,907

Total Investments in Securities	705,054,758	810,893,979	4,760	1,515,953,497

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	2,308,739	—	2,308,739
Futures Contracts (c)	6,384,553	—	—	6,384,553

Total Other Financial Instruments	6,384,553	2,308,739	—	8,693,292

Total Investments in Securities and Other Financial Instruments	$711,439,311	$813,202,718	$4,760	$1,524,646,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2019 (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(3,239,088)	$—	$(3,239,088)
Futures Contracts (c)	(2,056,422)	—	—	(2,056,422)

Total Other Financial Instruments	$(2,056,422)	$(3,239,088)	$—	$(5,295,510)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $4,760 is held in Media within the Common Stocks section of the Portfolio of Investments.
(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2019 (b)
Long-Term Bonds
Loan Assignments	$1,627,750	$1,070	$(42,837)	$50,267	$—	$(1,636,250)	$—	$—	$—	$—
Mortgage-Backed Securities	370,209	—	(42,638)	26,968	—	(354,539)	—	—	—	—
Common Stocks	7,431	—	—	(2,671)	—	—	—	—	4,760	(2,671)

Total	$2,005,390	$1,070	$(85,475)	$74,564	$—	$(1,990,789)	$—	$—	$4,760	$(2,671)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $1,395,377,287) including securities on loan of $2,552,713	$1,471,341,490
Investment in affiliated investment company, at value (identified cost $44,612,007)	44,612,007
Cash collateral on deposit at broker for futures contracts	11,166,429
Cash denominated in foreign currencies (identified cost $243,450)	250,400
Cash	4,338
Receivables:
Investment securities sold	9,226,061
Dividends and interest	7,868,216
Fund shares sold	1,464,470
Securities lending	526
Unrealized appreciation on foreign currency forward contracts	2,308,739
Other assets	55,424

Total assets	1,548,298,100

Liabilities
Cash collateral received for securities on loan	2,616,900
Payables:
Investment securities purchased	17,480,112
Fund shares redeemed	2,313,344
Manager (See Note 3)	789,203
NYLIFE Distributors (See Note 3)	335,250
Transfer agent (See Note 3)	301,339
Variation margin on futures contracts	204,371
Shareholder communication	78,959
Custodian	51,469
Professional fees	40,170
Trustees	2,738
Accrued expenses	24,281
Unrealized depreciation on foreign currency forward contracts	3,239,088
Dividend payable	176,014

Total liabilities	27,653,238

Net assets	$1,520,644,862

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$758,333
Additional paid-in capital	1,384,845,773

1,385,604,106
Total distributable earnings (loss)	135,040,756

Net assets	$1,520,644,862

Class A
Net assets applicable to outstanding shares	$625,049,388

Shares of beneficial interest outstanding	31,313,855

Net asset value per share outstanding	$19.96
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price per share outstanding	$21.12

Investor Class
Net assets applicable to outstanding shares	$88,050,090

Shares of beneficial interest outstanding	4,407,662

Net asset value per share outstanding	$19.98
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price per share outstanding	$21.14

Class B
Net assets applicable to outstanding shares	$26,396,266

Shares of beneficial interest outstanding	1,312,864

Net asset value and offering price per share outstanding	$20.11

Class C
Net assets applicable to outstanding shares	$191,737,330

Shares of beneficial interest outstanding	9,555,198

Net asset value and offering price per share outstanding	$20.07

Class I
Net assets applicable to outstanding shares	$484,613,820

Shares of beneficial interest outstanding	24,043,588

Net asset value and offering price per share outstanding	$20.16

Class R2
Net assets applicable to outstanding shares	$2,523,927

Shares of beneficial interest outstanding	126,527

Net asset value and offering price per share outstanding	$19.95

Class R3
Net assets applicable to outstanding shares	$589,538

Shares of beneficial interest outstanding	29,530

Net asset value and offering price per share outstanding	$19.96

Class R6
Net assets applicable to outstanding shares	$101,684,503

Shares of beneficial interest outstanding	5,044,112

Net asset value and offering price per share outstanding	$20.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$27,779,691
Interest (b)	28,094,361
Dividends-affiliated	937,363
Securities lending	171,556

Total income	56,982,971

Expenses
Manager (See Note 3)	9,138,050
Distribution/Service—Class A (See Note 3)	1,469,539
Distribution/Service—Investor Class (See Note 3)	216,921
Distribution/Service—Class B (See Note 3)	279,196
Distribution/Service—Class C (See Note 3)	1,985,637
Distribution/Service—Class R2 (See Note 3)	8,129
Distribution/Service—Class R3 (See Note 3)	1,543
Transfer agent (See Note 3)	1,844,243
Professional fees	173,568
Shareholder communication	158,103
Registration	149,695
Custodian	129,237
Trustees	36,680
Shareholder service (See Note 3)	3,560
Miscellaneous	72,513

Total expenses before waiver/reimbursement	15,666,614
Expense waiver/reimbursement from Manager (See Note 3)	(31,325)

Net expenses	15,635,289

Net investment income (loss)	41,347,682

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	15,706,413
Futures transactions	17,672,380
Foreign currency forward transactions	9,450,022
Foreign currency transactions	(386,798)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	42,442,017

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	82,606,138
Futures contracts	19,201,607
Foreign currency forward contracts	(5,133,523)
Translation of other assets and liabilities in foreign currencies	535,316

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	97,209,538

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	139,651,555

Net increase (decrease) in net assets resulting from operations	$180,999,237

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,439,311.

(b)	Interest recorded net of foreign withholding taxes in the amount of $839.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$41,347,682	$45,607,528
Net realized gain (loss) on investments, futures and foreign currency transactions	42,442,017	55,605,154
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	97,209,538	(140,448,768)

Net increase (decrease) in net assets resulting from operations	180,999,237	(39,236,086)

Distributions to shareholders:
Class A	(27,133,176)	(32,796,558)
Investor Class	(3,905,630)	(4,533,690)
Class B	(1,069,632)	(1,563,809)
Class C	(7,608,473)	(10,983,845)
Class I	(23,286,147)	(38,245,609)
Class R2	(156,842)	(211,253)
Class R3	(10,576)	(7,874)
Class R6	(4,774,290)	(1,115,473)

Total distributions to shareholders	(67,944,766)	(89,458,111)

Capital share transactions:
Net proceeds from sale of shares	256,736,076	256,249,660
Net asset value of shares issued to shareholders in reinvestment of distributions	62,014,408	80,255,791
Cost of shares redeemed	(408,508,034)	(533,526,985)

Increase (decrease) in net assets derived from capital share transactions	(89,757,550)	(197,021,534)

Net increase (decrease) in net assets	23,296,921	(325,715,731)

Net Assets
Beginning of year	1,497,347,941	1,823,063,672

End of year	$1,520,644,862	$1,497,347,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018		2017	2016	2015

Net asset value at beginning of year	$18.51		$19.97		$18.30	$18.79	$20.51

Net investment income (loss) (a)	0.54		0.52		0.48	0.58	0.68

Net realized and unrealized gain (loss) on investments	1.73		(1.04)		1.83	(0.17)	(0.98)

Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.07		(0.09)	0.30	0.15

Total from investment operations	2.33		(0.45)		2.22	0.71	(0.15)

Less dividends and distributions:

From net investment income	(0.56)		(0.52)		(0.55)	(0.61)	(0.70)

From net realized gain on investments	(0.32)		(0.49)		—	(0.59)	(0.87)

Total dividends and distributions	(0.88)		(1.01)		(0.55)	(1.20)	(1.57)

Net asset value at end of year	$19.96		$18.51		$19.97	$18.30	$18.79

Total investment return (b)	13.09%		(2.38%)		12.30%	4.08%	(0.81%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.83%		2.72%		2.52%	3.21%	3.49%

Net expenses (c)	1.02%		1.01%		1.01%	1.02%	1.02%

Portfolio turnover rate	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of year (in 000’s)	$625,049		$571,206		$652,333	$574,390	$581,920

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 54% and 36% for the years ended October 31, 2019 and 2018, respectively.

	Year ended October 31,

Investor Class	2019		2018		2017	2016	2015

Net asset value at beginning of year	$18.52		$19.99		$18.31	$18.80	$20.52

Net investment income (loss) (a)	0.51		0.50		0.47	0.56	0.65

Net realized and unrealized gain (loss) on investments	1.74		(1.05)		1.82	(0.16)	(0.99)

Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.07		(0.09)	0.28	0.15

Total from investment operations	2.31		(0.48)		2.20	0.68	(0.19)

Less dividends and distributions:

From net investment income	(0.53)		(0.50)		(0.52)	(0.58)	(0.66)

From net realized gain on investments	(0.32)		(0.49)		—	(0.59)	(0.87)

Total dividends and distributions	(0.85)		(0.99)		(0.52)	(1.17)	(1.53)

Net asset value at end of year	$19.98		$18.52		$19.99	$18.31	$18.80

Total investment return (b)	12.98%		(2.56%)		12.19%	3.93%	(0.97%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.70%		2.59%		2.45%	3.09%	3.34%

Net expenses (c)	1.16%		1.13%		1.14%	1.16%	1.18%

Expenses (before waiver/reimbursement) (c)	1.17%		1.14%		1.14%	1.16%	1.18%

Portfolio turnover rate	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of year (in 000’s)	$88,050		$85,132		$94,000	$153,137	$159,798

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 54% and 36% for the years ended October 31, 2019 and 2018, respectively.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019		2018		2017	2016	2015

Net asset value at beginning of year	$18.64		$20.10		$18.40	$18.89	$20.61

Net investment income (loss) (a)	0.37		0.36		0.32	0.42	0.51

Net realized and unrealized gain (loss) on investments	1.75		(1.05)		1.83	(0.17)	(0.99)

Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.07		(0.09)	0.30	0.15

Total from investment operations	2.18		(0.62)		2.06	0.55	(0.33)

Less dividends and distributions:

From net investment income	(0.39)		(0.35)		(0.36)	(0.45)	(0.52)

From net realized gain on investments	(0.32)		(0.49)		—	(0.59)	(0.87)

Total dividends and distributions	(0.71)		(0.84)		(0.36)	(1.04)	(1.39)

Net asset value at end of year	$20.11		$18.64		$20.10	$18.40	$18.89

Total investment return (b)	12.11%		(3.22%)		11.27%	3.20%	(1.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.96%		1.85%		1.67%	2.34%	2.60%

Net expenses (c)	1.91%		1.88%		1.89%	1.91%	1.93%

Expenses (before waiver/reimbursement) (c)	1.92%		1.89%		1.89%	1.91%	1.93%

Portfolio turnover rate	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of year (in 000’s)	$26,396		$30,343		$39,475	$42,253	$44,441

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 54% and 36% for the years ended October 31, 2019 and 2018, respectively.

	Year ended October 31,

Class C	2019		2018		2017	2016	2015

Net asset value at beginning of year	$18.60		$20.07		$18.37	$18.86	$20.58

Net investment income (loss) (a)	0.37		0.36		0.32	0.42	0.50

Net realized and unrealized gain (loss) on investments	1.75		(1.06)		1.83	(0.17)	(0.98)

Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.07		(0.09)	0.30	0.15

Total from investment operations	2.18		(0.63)		2.06	0.55	(0.33)

Less dividends and distributions:

From net investment income	(0.39)		(0.35)		(0.36)	(0.45)	(0.52)

From net realized gain on investments	(0.32)		(0.49)		—	(0.59)	(0.87)

Total dividends and distributions	(0.71)		(0.84)		(0.36)	(1.04)	(1.39)

Net asset value at end of year	$20.07		$18.60		$20.07	$18.37	$18.86

Total investment return (b)	12.13%		(3.28%)		11.35%	3.15%	(1.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.95%		1.85%		1.65%	2.32%	2.58%

Net expenses (c)	1.91%		1.88%		1.89%	1.91%	1.93%

Expenses (before waiver/reimbursement) (c)	1.92%		1.89%		1.89%	1.91%	1.93%

Portfolio turnover rate	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of year (in 000’s)	$191,737		$212,400		$266,592	$254,312	$235,811

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 54% and 36% for the years ended October 31, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019		2018		2017	2016	2015

Net asset value at beginning of year	$18.68		$20.15		$18.46	$18.95	$20.66

Net investment income (loss) (a)	0.59		0.58		0.54	0.63	0.73

Net realized and unrealized gain (loss) on investments	1.76		(1.06)		1.84	(0.16)	(0.98)

Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.07		(0.09)	0.28	0.15

Total from investment operations	2.41		(0.41)		2.29	0.75	(0.10)

Less dividends and distributions:

From net investment income	(0.61)		(0.57)		(0.60)	(0.65)	(0.74)

From net realized gain on investments	(0.32)		(0.49)		—	(0.59)	(0.87)

Total dividends and distributions	(0.93)		(1.06)		(0.60)	(1.24)	(1.61)

Net asset value at end of year	$20.16		$18.68		$20.15	$18.46	$18.95

Total investment return (b)	13.41%		(2.17%)		12.60%	4.30%	(0.51%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.09%		3.03%		2.77%	3.44%	3.75%

Net expenses (c)	0.77%		0.76%		0.76%	0.77%	0.77%

Portfolio turnover rate	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of year (in 000’s)	$484,614		$499,675		$766,054	$542,330	$513,629

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 54% and 36% for the years ended October 31, 2019 and 2018, respectively.

	Year ended October 31,						February 27, 2015^ through October 31,

Class R2	2019		2018		2017	2016	2015

Net asset value at beginning of period	$18.50		$19.96		$18.29	$18.78	$20.08

Net investment income (loss) (a)	0.52		0.50		0.46	0.55	0.36

Net realized and unrealized gain (loss) on investments	1.73		(1.04)		1.83	(0.19)	(1.35)

Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.07		(0.09)	0.33	0.20

Total from investment operations	2.31		(0.47)		2.20	0.69	(0.79)

Less dividends and distributions:

From net investment income	(0.54)		(0.50)		(0.53)	(0.59)	(0.51)

From net realized gain on investments	(0.32)		(0.49)		—	(0.59)	—

Total dividends and distributions	(0.86)		(0.99)		(0.53)	(1.18)	(0.51)

Net asset value at end of period	$19.95		$18.50		$19.96	$18.29	$18.78

Total investment return (b)	12.98%		(2.48%)		12.20%	3.99%	(3.92%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.77%		2.61%		2.36%	3.03%	2.90	% ††

Net expenses (c)	1.12%		1.11%		1.11%	1.12%	1.12	% ††

Portfolio turnover rate	62	%(d)	44	% (d)	29%	27%	30%

Net assets at end of period (in 000’s)	$2,524		$3,587		$4,409	$838	$190

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 54% and 36% for the years ended October 31, 2019 and 2018, respectively.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,					February 29, 2016^ through October 31,

Class R3	2019		2018		2017	2016

Net asset value at beginning of period	$18.51		$19.97		$18.30	$17.10

Net investment income (loss) (a)	0.45		0.42		0.42	0.35

Net realized and unrealized gain (loss) on investments	1.76		(1.00)		1.82	(1.69)

Net realized and unrealized gain (loss) on foreign currency transactions	0.06		0.06		(0.09)	2.95

Total from investment operations	2.27		(0.52)		2.15	1.61

Less dividends and distributions:

From net investment income	(0.50)		(0.45)		(0.48)	(0.41)

From net realized gain on investments	(0.32)		(0.49)		—	—

Total dividends and distributions	(0.82)		(0.94)		(0.48)	(0.41)

Net asset value at end of period	$19.96		$18.51		$19.97	$18.30

Total investment return (b)	12.70%		(2.73%)		11.89%	9.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.34%		2.19%		2.16%	2.81%††

Net expenses (c)	1.36%		1.35%		1.36%	1.36%††

Portfolio turnover rate	62	%(d)	44	% (d)	29%	27%

Net assets at end of period (in 000’s)	$590		$136		$201	$39

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 54% and 36% for the years ended October 31, 2019 and 2018, respectively.

Class R6	Year ended October 31, 2019	February 28, 2018^ through October 31, 2018

Net asset value at beginning of period	$18.68	$19.19

Net investment income (loss) (a)	0.61	0.33

Net realized and unrealized gain (loss) on investments	1.76	(0.47)

Net realized and unrealized gain (loss) on foreign currency transactions	0.06	0.03

Total from investment operations	2.43	(0.11)

Less dividends and distributions:

From net investment income	(0.63)	(0.40)

From net realized gain on investments	(0.32)	—

Total dividends and distributions	(0.95)	(0.40)

Net asset value at end of period	$20.16	$18.68

Total investment return (b)	13.52%	(0.61%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.18%	2.55	% ††

Net expenses (c)	0.67%	0.66	% ††

Portfolio turnover rate (d)	62%	44%

Net assets at end of period (in 000’s)	$101,685	$94,869

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 54% and 36% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class R6 shares commenced operations on February 28, 2018.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those

34	MainStay Income Builder Fund

securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close

35

Notes to Financial Statements (continued)

and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, there were no foreign equity securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no loan assignments held by the Fund that were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

36	MainStay Income Builder Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2019, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under

37

Notes to Financial Statements (continued)

the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2019, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency

38	MainStay Income Builder Fund

forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2019, open foreign currency forward contracts are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $2,552,713 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,616,900.

(N)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things,

39

Notes to Financial Statements (continued)

economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$6,254,965	$129,588	$6,384,553
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	2,308,739	—	—	2,308,739

Total Fair Value		$2,308,739	$6,254,965	$129,588	$8,693,292

40	MainStay Income Builder Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$—	$(2,056,422)	$(2,056,422)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(3,239,088)	—	—	(3,239,088)

Total Fair Value		$(3,239,088)	$—	$(2,056,422)	$(5,295,510)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$4,496,405	$13,175,975	$17,672,380
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	9,450,022	—	—	9,450,022

Total Realized Gain (Loss)		$9,450,022	$4,496,405	$13,175,975	$27,122,402

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$16,769,094	$2,432,513	$19,201,607
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(5,133,523)	—	—	(5,133,523)

Total Change in Unrealized Appreciation (Depreciation)		$(5,133,523)	$16,769,094	$2,432,513	$14,068,084

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$216,279,512	$154,109,717	$370,389,229
Futures Contracts Short	$—	$—	$(22,723,145)	$(22,723,145)
Forward Contracts Long	$122,507,491	$—	$—	$122,507,491
Forward Contracts Short	$(200,479,633)	$—	$—	$(200,479,633)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an

41

Notes to Financial Statements (continued)

amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch. Asset allocation decisions for the Fund are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2019, the effective management fee rate was 0.62%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $9,138,050, voluntarily waived and/or reimbursed certain class specific expenses in the amount of $31,325, and paid MacKay Shields and Epoch in the amount of $2,558,321 and $2,074,711, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$3,251
Class R3	309

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $139,662 and $34,984, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $15,641, $10, $33,219 and $11,775, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing

42	MainStay Income Builder Fund

and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$584,183
Investor Class	215,813
Class B	69,549
Class C	494,471
Class I	476,676
Class R2	3,252
Class R3	299

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$30,841	1.2%
Class R3	33,520	5.7
Class R6	100,670,596	99.0

(G)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$47,219	$586,953	$(589,560)	$—	$—	$44,612	$937	$—	44,612

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,442,205,098	$116,366,440	$(42,618,041)	$73,748,399

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$25,143,208	$34,663,863	$(176,014)	$75,409,699	$135,040,756

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, tax treatment of derivative positions and partnerships. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$19,572	$(19,572)

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$42,706,502	$53,964,130
Long-Term Capital Gain	25,238,264	35,493,981
Total	$67,944,766	$89,458,111

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

43

Notes to Financial Statements (continued)

As of October 31, 2019, the Fund held the following restricted security.

Security	Date of Acquisition	Shares	Cost	10/31/19 Value	Percent of Net Assets

ION Media Networks, Inc. Common Stock	3/11/14	12	$1	$4,760	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of U.S. government securities were $513,587 and $410,444, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $364,296 and $535,403, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	4,981,898	$96,149,062
Shares issued to shareholders in reinvestment of dividends and distributions	1,421,551	26,274,145
Shares redeemed	(6,544,982)	(125,247,849)

Net increase (decrease) in shares outstanding before conversion	(141,533)	(2,824,642)
Shares converted into Class A (See Note 1)	711,316	13,662,314
Shares converted from Class A (See Note 1)	(117,451)	(2,263,396)

Net increase (decrease)	452,332	$8,574,276

Year ended October 31, 2018:
Shares sold	3,277,142	$63,519,237
Shares issued to shareholders in reinvestment of dividends and distributions	1,625,451	31,492,247
Shares redeemed	(7,071,027)	(136,048,540)

Net increase (decrease) in shares outstanding before conversion	(2,168,434)	(41,037,056)
Shares converted into Class A (See Note 1)	535,852	10,454,119
Shares converted from Class A (See Note 1)	(166,671)	(3,136,944)

Net increase (decrease)	(1,799,253)	$(33,719,881)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	796,415	$15,532,775
Shares issued to shareholders in reinvestment of dividends and distributions	210,462	3,887,189
Shares redeemed	(860,683)	(16,734,223)

Net increase (decrease) in shares outstanding before conversion	146,194	2,685,741
Shares converted into Investor Class (See Note 1)	192,064	3,674,269
Shares converted from Investor Class (See Note 1)	(526,692)	(10,169,050)

Net increase (decrease)	(188,434)	$(3,809,040)

Year ended October 31, 2018:
Shares sold	349,978	$6,743,482
Shares issued to shareholders in reinvestment of dividends and distributions	232,814	4,514,249
Shares redeemed	(484,985)	(9,337,314)

Net increase (decrease) in shares outstanding before conversion	97,807	1,920,417
Shares converted into Investor Class (See Note 1)	238,043	4,518,940
Shares converted from Investor Class (See Note 1)	(442,741)	(8,657,466)

Net increase (decrease)	(106,891)	$(2,218,109)

44	MainStay Income Builder Fund

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	275,897	$5,486,040
Shares issued to shareholders in reinvestment of dividends and distributions	49,952	921,406
Shares redeemed	(503,382)	(9,808,333)

Net increase (decrease) in shares outstanding before conversion	(177,533)	(3,400,887)
Shares converted from Class B (See Note 1)	(137,683)	(2,631,122)

Net increase (decrease)	(315,216)	$(6,032,009)

Year ended October 31, 2018:
Shares sold	40,071	$780,294
Shares issued to shareholders in reinvestment of dividends and distributions	70,580	1,380,721
Shares redeemed	(274,725)	(5,316,357)

Net increase (decrease) in shares outstanding before conversion	(164,074)	(3,155,342)
Shares converted from Class B (See Note 1)	(171,397)	(3,331,374)

Net increase (decrease)	(335,471)	$(6,486,716)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,170,495	$22,132,425
Shares issued to shareholders in reinvestment of dividends and distributions	369,675	6,808,882
Shares redeemed	(3,266,139)	(61,979,887)

Net increase (decrease) in shares outstanding before conversion	(1,725,969)	(33,038,580)
Shares converted from Class C (See Note 1)	(137,067)	(2,598,707)

Net increase (decrease)	(1,863,036)	$(35,637,287)

Year ended October 31, 2018:
Shares sold	1,454,490	$28,456,058
Shares issued to shareholders in reinvestment of dividends and distributions	500,849	9,775,626
Shares redeemed	(3,821,801)	(73,633,020)

Net increase (decrease)	(1,866,462)	$(35,401,336)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	5,652,692	$108,456,027
Shares issued to shareholders in reinvestment of dividends and distributions	1,032,556	19,283,867
Shares redeemed	(9,407,029)	(179,386,061)

Net increase (decrease) in shares outstanding before conversion	(2,721,781)	(51,646,167)
Shares converted into Class I (See Note 1)	17,180	325,692

Net increase (decrease)	(2,704,601)	$(51,320,475)

Year ended October 31, 2018:
Shares sold	7,928,175	$155,016,664
Shares issued to shareholders in reinvestment of dividends and distributions	1,629,572	31,887,809
Shares redeemed	(15,583,724)	(302,323,889)

Net increase (decrease) in shares outstanding before conversion	(6,025,977)	(115,419,416)
Shares converted into Class I (See Note 1)	8,018	152,725
Shares converted from Class I (See Note 1)	(5,252,973)	(99,476,079)

Net increase (decrease)	(11,270,932)	$(214,742,770)

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	18,671	$351,189
Shares issued to shareholders in reinvestment of dividends and distributions	3,483	64,008
Shares redeemed	(89,592)	(1,709,718)

Net increase (decrease)	(67,438)	$(1,294,521)

Year ended October 31, 2018:
Shares sold	20,004	$384,300
Shares issued to shareholders in reinvestment of dividends and distributions	4,394	85,139
Shares redeemed	(51,345)	(991,089)

Net increase (decrease)	(26,947)	$(521,650)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	21,615	$416,299
Shares issued to shareholders in reinvestment of dividends and distributions	551	10,372

Net increase (decrease)	22,166	$426,671

Year ended October 31, 2018:
Shares sold	3,121	$59,541
Shares issued to shareholders in reinvestment of dividends and distributions	234	4,527
Shares redeemed	(6,078)	(115,889)

Net increase (decrease)	(2,723)	$(51,821)

45

Notes to Financial Statements (continued)

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	425,473	$8,212,259
Shares issued to shareholders in reinvestment of dividends and distributions	254,786	4,764,539
Shares redeemed	(713,908)	(13,641,963)

Net increase (decrease)	(33,649)	$(665,165)

Period ended October 31, 2018 (a):
Shares sold	67,172	$1,290,084
Shares issued to shareholders in reinvestment of dividends and distributions	58,226	1,115,473
Shares redeemed	(299,556)	(5,760,887)

Net increase (decrease) in shares outstanding before conversion	(174,158)	(3,355,330)
Shares converted into Class R6 (See Note 1)	5,251,919	99,476,079

Net increase (decrease)	5,077,761	$96,120,749

(a)	The inception date of the class was February 28, 2018.

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46	MainStay Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Income Builder Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

47

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $25,238,264 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $16,494,663 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 17.88% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

48	MainStay Income Builder Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

49

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

50	MainStay Income Builder Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay Income Builder Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717042 MS159-19	MSIB11-12/19 (NYLIM) NL216

MainStay Candriam Emerging Markets Debt Fund

(Formerly known as MainStay MacKay Emerging Markets Debt Fund)

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1,2 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	7.97 13.05%	3.05 4.00%	5.31 5.79%	1.23 1.23%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	7.74 12.82	2.85 3.80	5.13 5.62	1.46 1.46
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	7.04 12.04	2.70 3.02	4.83 4.83	2.21 2.21
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	10.91 11.91	3.00 3.00	4.83 4.83	2.21 2.21
Class I Shares	No Sales Charge		8/31/2007	13.46	4.28	6.08	0.98

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Fund replaced MacKay and modified its investment objective and principal investment strategies as of June 21, 2019. The performance in the bar chart and table prior to those dates reflects MacKay’s, investment objective and principal investment strategies.

3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
4.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

JPMorgan EMBI Global Diversified Index[5]	14.35%	5.44%	6.90%
Morningstar Emerging Markets Bond Category Average[6]	11.12	3.64	5.74

5.

The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,032.80	$6.15	$1,019.16	$6.11	1.20%

Investor Class Shares	$1,000.00	$1,030.90	$7.58	$1,017.74	$7.53	1.48%

Class B Shares	$1,000.00	$1,028.10	$11.45	$1,013.91	$11.37	2.24%

Class C Shares	$1,000.00	$1,027.00	$11.44	$1,013.91	$11.37	2.24%

Class I Shares	$1,000.00	$1,034.40	$4.62	$1,020.67	$4.58	0.90%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2019 (Unaudited)

Ecuador	5.8%

Indonesia	5.5

Egypt	5.4

Mexico	4.7

Brazil	4.5

Ukraine	4.5

Chile	4.3

United States	4.3

Kazakhstan	3.4

Bahrain	3.3

United Arab Emirates	3.2

Croatia	3.0

Ghana	2.9

Ivory Coast	2.7

Nigeria	2.7

Qatar	2.7

Turkey	2.7

Argentina	2.1

Peru	2.0

South Africa	2.0

Jamaica	1.9

Poland	1.9

Dominican Republic	1.8

Azerbaijan	1.7

Paraguay	1.7%

Iraq	1.6

Romania	1.6

El Salvador	1.5

Panama	1.5

Belarus	1.2

Colombia	1.1

Costa Rica	1.1

Uruguay	1.0

Tajikistan	0.9

Angola	0.8

Pakistan	0.8

Senegal	0.8

Uzbekistan	0.8

Kenya	0.7

Namibia	0.7

Cameroon	0.6

Venezuela	0.6

Cayman Islands	0.5

Armenia	0.3

India	0.3

Other Assets, Less Liabilities	0.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Ecuador Government International Bond, 7.875%–10.75%, due 3/27/25–3/27/30

2.	Ukraine Government International Bond, 7.375%–7.75%, due 9/1/26–9/25/32

3.	Corp. Nacional del Cobre de Chile, 3.00%–4.25%, due 8/1/27–1/30/50

4.	Egypt Government International Bond, 6.875%–8.70%, due 4/30/40–3/1/49

5.	Petroleos Mexicanos, 6.50%–7.69%, due 3/13/27–1/23/50
6.	KazMunayGas National Co. JSC, 5.375%–6.375%, due 4/24/30–10/24/48

7.	Bahrain Government International Bond, 5.625%–7.50%, due 9/30/31–9/20/47

8.	Abu Dhabi Government International Bond, 2.50%–3.125%, due 9/30/29–9/30/49

9.	Croatia Government International Bond, 6.00%–6.375%, due 3/24/21–1/26/24

10.	Ghana Government International Bond, 7.875%–8.627%, due 8/7/23–6/16/49

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Jakob Bak, PhD, CFA, of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and Diliana Deltcheva, CFA, Magda Branet, CFA, and Christopher Mey, CFA, of Candriam Luxembourg S.C.A., (“Candriam”), the Fund’s current Subadvisor.

How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned 13.46%, underperforming the 14.35% return of the Fund’s primary benchmark, the JPMorgan EMBI Global Diversified Index. Over the same period, Class I shares outperformed the 11.12% return of the Morningstar Emerging Markets Bond Category Average.1

Were there any changes to the Fund during the reporting period?

At a shareholder meeting held on June 7, 2019, shareholders approved a subadvisory agreement between Candriam and New York Life Investments, replacing MacKay Shields as subadvisor, effective June 21, 2019. Additionally, as previously supplemented, the Fund was renamed MainStay Candriam Emerging Markets Debt Fund and the Fund’s investment objective, principal investment strategies/investment process and principal risks were all modified, among other changes. For more information on these and other changes refer to the supplement dated June 21, 2019.

What factors affected the Fund’s relative performance during the reporting period?

MacKay Shields

MacKay Shields managed the Fund from November 1, 2018, through June 20, 2019. During this portion of the reporting period, the interest rate policy of the U.S. Federal Reserve (“Fed”) and various global central banks deeply influenced fixed-income markets. In the fourth quarter of 2018, in the wake of four interest rate hikes earlier that year, investors speculated that further monetary tightening might push the U.S. economy into recession. As a result, U.S. Treasury yields shifted lower and credit spreads2 widened. In early 2019, however, the Fed concluded that its benchmark interest rate had risen to a level consistent with its policy objectives given the prevailing environment of restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity. Stocks rallied on the Fed’s shift to a more accommodative policy and the potential for future rate cuts, reflecting cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, emerging-market debt spreads tightened, benefiting from renewed risk appetites sparked by dovish central banks.

The Fund outperformed the JPMorgan EMBI Global Diversified Index during this portion of the reporting period primarily due to its slightly longer duration3 versus the benchmark, coupled with the positive impact of the Fund’s lack of exposure to Mexico and Argentina. The Fund’s currency exposures to the Indonesian rupiah and Egyptian pound were further accretive versus the all-U.S. dollar benchmark.

Candriam

From June 21, 2019, to October 31, 2019, the Fund underperformed the JPMorgan EMBI Global Diversified Index primarily due to the Fund’s exposure to the Argentinian market during the month of August. On August 11, 2019, the country’s left-leaning opposition party scored an unexpected victory in primary elections, prompting a sharp market reaction. Investors priced in a higher default/restructuring probability for Argentinian bonds and a sharp depreciation of the Argentinian peso. Aside from this relatively weak performance in August, the Fund outperformed its benchmark.

What was the Fund’s duration strategy during the reporting period?

MacKay Shields

As of June 20, 2019, the Fund’s duration was 7 years, six months longer than the benchmark’s duration.

Candriam

The Fund’s relative modified duration4 increased from June 21, 2019, to October 31, 2019. In August and September, we increased the Fund’s duration to more than a full year longer than that of the benchmark. Subsequently, in October, we slightly reduced the Fund’s relative duration. As of October 31, 2019, the Fund’s duration remained roughly 1 year longer than that of the benchmark.

How was the Fund affected by shifting currency values during the reporting period?

MacKay Shields

From November 1, 2018, through June 20, 2019, the Fund’s long positions in the Indonesian rupiah, Mexican peso and Egyptian pound all added significantly to relative performance.

Candriam

The Fund’s emerging-market currency exposure added approximately 11 basis points to the relative performance of the Fund

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

9

versus the JPMorgan EMBI Global Diversified Index from June 21, 2019, to October 31, 2019. (A basis point is one one-hundredth of a percentage point.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

MacKay Shields

The Fund’s investments in Central and South America, as well as Asia, provided positive contributions to relative performance. (Contributions take weightings and total returns into account.) Within Central America the sovereign bonds of El Salvador and Guatemala performed notably well, while in Costa Rica, credits from Instituto Costarricense de Electricidad, the Costa Rican government-run electricity and telecommunication services provider, also enhanced relative returns. In South America, the government bonds of Paraguay and Ecuador provided the Fund’s strongest performance. In Europe, the Fund’s holdings of Turkish government bonds generated positive absolute returns but underperformed the JPMorgan EMBI Global Diversified Index.

Candriam

The most significant detractors from performance relative to the benchmark were the Fund’s overweight position in Argentina, as well as underweight exposure in Saudi Arabia and the Philippines. The strongest contributors to relative performance included overweight exposure to credits from Kazakhstan, an oil exporter with strong economic fundamentals; overweight exposure in Qatar, where we found reasonably priced investment-grade credit; and overweight exposure to bonds from Ukraine, an International Monetary Fund (IMF) program country with improving fundamentals. Other positive contributors to relative performance included underweight exposure in Lebanon, which faced rising concerns over the country’s debt sustainability, and overweight exposure to quasi-sovereign and corporate bonds from Brazil and Mexico.

What were some of the Fund’s largest purchases and sales during the reporting period?

MacKay Shields

During the portion of the reporting period in which MacKay Shields managed the Fund, we took advantage of relatively large spreads on bonds from Turkey and new issuer Uzbekistan by making significant purchases. Over the same portion of the reporting period, we sold the Fund’s U.S. dollar-denominated Cemex bonds from Mexico and purchased similar euro-denominated bonds to pick up almost a full percentage point on a currency-hedged basis.

Candriam

From June 21, 2019, to October 31, 2019, the Fund was rebalanced to be in line with Candriam’s emerging-market debt, hard currency strategy. We added select idiosyncratic stories under IMF program countries Egypt and Ukraine as these continue to offer value relative to the balance of risks. We also bought holdings in attractively priced energy exporters like Ecuador and Kazakhstan. We sold a significant portion of the corporate bond exposure in the fund, removing names in Asia like 1MDB, Alibaba and Bharti Airtel.

How did the Fund’s country and/or sector weightings change during the reporting period?

MacKay Shields

The Fund made no material change to sector weightings, which as of June 20, 2019, stood at 44% in sovereign/government bonds, 29% in quasi-sovereign instruments and the balance in corporate bonds. Regarding country weightings, the Fund moderately increased its position in Indonesian bonds while opportunistically decreasing holdings in Brazil and Russia.

Candriam

During the portion of the reporting period in which Candriam managed the Fund, we increased its exposure to investment-grade credits from markets such as Qatar, Indonesia and Romania as we rotated from a strongly overweight position to more modestly overweight exposure in high-yield credits. We sold the Fund’s holdings in Mexico and Brazil bonds, which had performed well over the period. We also took profits and reduced the Fund’s exposure to the Kazakhstan market over the month of October.

How was the Fund positioned at the end of the reporting period?

MacKay Shields

As of June 20, 2019, the Fund held overweight exposure in Asia and the United States, and underweight exposure in Africa, the Middle East and Europe.

Candriam

As of October 31, 2019, the Fund held overweight positions in countries such as Egypt and Ukraine that were benefiting from an IMF program, as well as countries such as Bahrain and Indonesia where we found investment-grade securities that we believed to be attractively valued. As of the same date, the Fund’s most significant underweight positions were in Russia and Saudi Arabia, where we found inadequate compensation given the sanctions or political risks related to available credits.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Debt Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 94.8%† Corporate Bonds 24.8%
Armenia 0.3%
Republic of Armenia International Bond Series Reg S 3.95%, due 9/26/29	$500,000	$487,109

Azerbaijan 1.7%
State Oil Co. of The Azerbaijan Republic Series Reg S 6.95%, due 3/18/30	2,000,000	2,400,000

Brazil 4.5%
Braskem Netherlands Finance B.V.
Series Reg S 4.50%, due 1/10/28	1,000,000	1,003,500
Series Reg S 4.50%, due 1/31/30	900,000	891,900
Series Reg S 5.875%, due 1/31/50	350,000	347,830
Petrobras Global Finance B.V.
7.25%, due 3/17/44	1,000,000	1,214,500
7.375%, due 1/17/27	1,500,000	1,816,500
Rumo Luxembourg S.A R.L. Series Reg S 5.875%, due 1/18/25	1,000,000	1,060,000

		6,334,230

Cayman Islands 0.5%
Bioceanico Sovereign Certificate, Ltd. Series Reg S (zero coupon), due 6/5/34	1,000,000	692,500

Chile 4.3%
Corp. Nacional del Cobre de Chile
Series Reg S 3.00%, due 9/30/29	1,550,000	1,546,233
Series Reg S 3.625%, due 8/1/27	1,000,000	1,053,440
Series Reg S 3.70%, due 1/30/50	1,800,000	1,783,639
Series Reg S 4.25%, due 7/17/42	1,500,000	1,606,596

		5,989,908

India 0.3%
Vedanta Resources, Ltd. 6.125%, due 8/9/24 (a)	500,000	463,277

	Principal Amount	Value
Indonesia 2.8%
Listrindo Capital B.V. 4.95%, due 9/14/26 (a)	$1,000,000	$1,013,750
Pertamina Persero PT 5.625%, due 5/20/43 (a)	2,500,000	2,874,148

		3,887,898

Kazakhstan 3.4%
KazMunayGas National Co. JSC
5.375%, due 4/24/30 (a)	2,000,000	2,300,040
Series Reg S 5.75%, due 4/19/47	1,000,000	1,168,976
6.375%, due 10/24/48 (a)	1,000,000	1,257,800

		4,726,816

Mexico 4.7%
Grupo Televisa S.A.B. 4.625%, due 1/30/26 (b)	1,250,000	1,346,234
Minera Mexico, S.A. de C.V. Series Reg S 4.50%, due 1/26/50	400,000	392,280
Petroleos Mexicanos
6.50%, due 3/13/27	2,000,000	2,120,000
6.75%, due 9/21/47	1,385,000	1,378,075
Series Reg S 6.84%, due 1/23/30	800,000	854,000
Series Reg S 7.69%, due 1/23/50	500,000	543,320

		6,633,909

Peru 2.0%
Corp. Financiera de Desarrollo S.A. Series Reg S 4.75%, due 7/15/25	2,000,000	2,195,000
Southern Copper Corp. 5.875%, due 4/23/45	500,000	606,255

		2,801,255

Venezuela 0.3%
Petroleos de Venezuela S.A. (c)(d)(e)
5.375%, due 4/12/27	3,000,000	180,000
Series Reg S 6.00%, due 5/16/24	2,500,000	150,000
Series Reg S 6.00%, due 11/15/26	2,500,000	150,000

		480,000

Total Corporate Bonds (Cost $34,375,307)		34,896,902

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Foreign Government Bonds 70.0%
Angola 0.8%
Angolan Government International Bond 9.375%, due 5/8/48 (a)	$1,000,000	$1,056,450

Argentina 2.1%
Argentine Republic Government International Bond
7.125%, due 7/6/36	1,500,000	585,015
7.625%, due 4/22/46	2,500,000	1,003,750
Provincia de Buenos Aires 7.875%, due 6/15/27 (a)	4,000,000	1,380,040

		2,968,805

Bahrain 3.3%
Bahrain Government International Bond
Series Reg S 5.625%, due 9/30/31	2,250,000	2,360,781
7.50%, due 9/20/47 (a)	2,000,000	2,340,000

		4,700,781

Belarus 1.2%
Republic of Belarus International Bond 7.625%, due 6/29/27 (a)	1,500,000	1,719,552

Cameroon, United Republic Of 0.6%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)	750,000	823,807

Colombia 1.1%
Colombia Government International Bond 6.125%, due 1/18/41	1,200,000	1,555,212

Costa Rica 1.1%
Costa Rica Government International Bond Series Reg S 7.00%, due 4/4/44	1,500,000	1,479,390

Croatia 3.0%
Croatia Government International Bond
Series Reg S 6.00%, due 1/26/24	2,500,000	2,873,300
6.375%, due 3/24/21 (a)	1,250,000	1,319,480

		4,192,780

	Principal Amount	Value
Dominican Republic 1.8%
Dominican Republic International Bond Series Reg S 5.95%, due 1/25/27	$2,250,000	$2,472,210

Ecuador 5.8%
Ecuador Government International Bond
Series Reg S 7.875%, due 3/27/25	1,600,000	1,508,000
Series Reg S 7.875%, due 1/23/28	3,500,000	3,136,000
Series Reg S 9.50%, due 3/27/30	2,000,000	1,925,000
Series Reg S 10.75%, due 1/31/29	1,500,000	1,522,515

		8,091,515

Egypt 5.4%
Egypt Government Bond 15.70%, due 11/7/27	EGP 31,000,000	2,052,739
Egypt Government International Bond
Series Reg S 6.875%, due 4/30/40	$2,000,000	1,941,044
Series Reg S 7.903%, due 2/21/48	1,500,000	1,501,005
Series Reg S 8.70%, due 3/1/49	2,000,000	2,140,740

		7,635,528

El Salvador 1.5%
El Salvador Government International Bond
Series Reg S 7.125%, due 1/20/50 (b)	1,000,000	1,014,500
Series Reg S 7.625%, due 2/1/41	1,000,000	1,083,760

		2,098,260

Ghana 2.9%
Ghana Government International Bond
Series Reg S 7.875%, due 8/7/23	3,000,000	3,264,762
Series Reg S 8.627%, due 6/16/49	750,000	748,125

		4,012,887

Indonesia 2.7%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)	2,000,000	2,375,355

12	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Indonesia (continued)
Indonesia Treasury Bond 6.125%, due 5/15/28	IDR 20,000,000,000	$1,358,754

		3,734,109

Iraq 1.6%
Iraq International Bond
Series Reg S 5.80%, due 1/15/28	$500,000	480,100
Series Reg S 6.752%, due 3/9/23	1,700,000	1,712,614

		2,192,714

Ivory Coast 2.7%
Ivory Coast Government International Bond
Series Reg S 5.875%, due 10/17/31	EUR 550,000	620,635
6.125%, due 6/15/33 (a)	$1,000,000	980,200
Series Reg S 6.375%, due 3/3/28	1,000,000	1,032,820
Series Reg S 6.875%, due 10/17/40	EUR 1,000,000	1,137,059

		3,770,714

Jamaica 1.9%
Jamaica Government International Bond 7.875%, due 7/28/45	$2,000,000	2,637,520

Kenya 0.7%
Kenya Government International Bond 7.25%, due 2/28/28 (a)	1,000,000	1,054,784

Namibia 0.7%
Namibia International Bonds Series Reg S 5.25%, due 10/29/25	1,000,000	1,014,620

Nigeria 2.7%
Nigeria Government International Bond
6.50%, due 11/28/27 (a)	2,250,000	2,253,735
Series Reg S 7.875%, due 2/16/32	1,500,000	1,546,797

		3,800,532

Pakistan 0.8%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)	1,000,000	1,090,806

	Principal Amount	Value
Panama 1.5%
Panama Government International Bond 3.87%, due 7/23/60	$2,000,000	$2,130,000

Paraguay 1.7%
Paraguay Government International Bond 6.10%, due 8/11/44 (a)	2,000,000	2,430,020

Poland 1.9%
Republic of Poland Government Bond 2.50%, due 7/25/26	PLN 10,000,000	2,716,658

Qatar 2.7%
Qatar Government International Bond
Series Reg S 4.817%, due 3/14/49	$1,500,000	1,844,730
Series Reg S 5.103%, due 4/23/48	1,500,000	1,911,900

		3,756,630

Romania 1.6%
Romanian Government International Bond Series Reg S 5.125%, due 6/15/48	2,000,000	2,304,160

Senegal 0.8%
Senegal Government International Bond Series Reg S 6.25%, due 7/30/24	1,000,000	1,092,200

South Africa 2.0%
Republic of South Africa Government International Bond
5.75%, due 9/30/49	1,250,000	1,209,525
6.25%, due 3/8/41	1,500,000	1,612,500

		2,822,025

Tajikistan 0.9%
Republic of Tajikistan International Bond Series Reg S 7.125%, due 9/14/27	1,500,000	1,266,252

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Foreign Government Bonds (continued)
Turkey 2.7%
Turkey Government International Bond
5.125%, due 2/17/28	$2,000,000	$1,860,000
6.00%, due 1/14/41	1,000,000	895,000
7.625%, due 4/26/29	1,000,000	1,072,500

		3,827,500

Ukraine 4.5%
Ukraine Government International Bond
Series Reg S 7.375%, due 9/25/32	3,250,000	3,399,493
Series Reg S 7.75%, due 9/1/26	1,500,000	1,610,625
Series Reg S 7.75%, due 9/1/27	1,250,000	1,343,625

		6,353,743

United Arab Emirates 3.2%
Abu Dhabi Government International Bond
Series Reg S 2.50%, due 9/30/29	2,400,000	2,382,000
Series Reg S 3.125%, due 9/30/49	2,200,000	2,117,016

		4,499,016

Uruguay 1.0%
Uruguay Government International Bond 7.625%, due 3/21/36	1,000,000	1,477,510

Uzbekistan 0.8%
Republic of Uzbekistan Bond 5.375%, due 2/20/29 (a)	1,000,000	1,097,092

Venezuela 0.3%
Bollivarian Republic of Venezuela Series Reg S 9.25%, due 5/7/28 (c)(d)(e)	4,095,000	424,856

Total Foreign Government Bonds (Cost $101,976,563)		98,300,638

Total Long-Term Bonds (Cost $136,351,870)		133,197,540

Short-Term Investments 4.3%
Affiliated Investment Company 3.4%
MainStay U.S. Government Liquidity Fund, 1.76% (f)	4,738,166	4,738,166

	Principal Amount	Value
Unaffiliated Investment Company 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (f)(g)	$1,263,650	$1,263,650

Total Short-Term Investments (Cost $6,001,816)		6,001,816

Total Investments (Cost $142,353,686)	99.1%	139,199,356
Other Assets, Less Liabilities	0.9	1,209,035
Net Assets	100.0%	$140,408,391

†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $1,244,333. The Fund received cash collateral with a value of $1,263,650 (See Note 2(K)).

(c)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $904,856, which represented 0.6% of the Fund’s net assets. (Unaudited)

(d)	Issue in default.

(e)	Issue in non-accrual status.

(f)	Current yield as of October 31, 2019.

(g)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

EGP—Egyptian Pound

EUR—Euro

IDR—Indonesian Rupiah

PLN—Polish Zloty

14	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$34,896,902	$—	$34,896,902
Foreign Government Bonds	—	98,300,638	—	98,300,638

Total Long-Term Bonds	—	133,197,540	—	133,197,540

Short-Term Investments
Affiliated Investment Company	4,738,166	—	—	4,738,166
Unaffiliated Investment Company	1,263,650	—	—	1,263,650

Total Short-Term Investments	6,001,816	—	—	6,001,816

Total Investments in Securities	$6,001,816	$133,197,540	$—	$139,199,356

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $137,615,520) including securities on loan of $1,244,333	$134,461,190
Investment in affiliated investment company, at value (identified cost $4,738,166)	4,738,166
Cash denominated in foreign currencies (identified cost $1,786,306)	1,823,613
Due from custodian	424,768
Receivables:
Dividends and interest	1,703,433
Investment securities sold	1,141,663
Fund shares sold	175,353
Securities lending	325
Other assets	36,758

Total assets	144,505,269

Liabilities
Cash collateral received for securities on loan	1,263,650
Payables:
Investment securities purchased	2,359,166
Fund shares redeemed	260,832
Manager (See Note 3)	66,196
Transfer agent (See Note 3)	42,719
NYLIFE Distributors (See Note 3)	35,146
Professional fees	15,407
Shareholder communication	13,275
Custodian	13,140
Trustees	253
Accrued expenses	1,675
Dividend payable	25,419

Total liabilities	4,096,878

Net assets	$140,408,391

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$134,277
Additional paid-in capital	152,593,302

152,727,579
Total distributable earnings (loss)	(12,319,188)

Net assets	$140,408,391

Class A
Net assets applicable to outstanding shares	$93,471,637

Shares of beneficial interest outstanding	8,934,265

Net asset value per share outstanding	$10.46
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.95

Investor Class
Net assets applicable to outstanding shares	$16,023,947

Shares of beneficial interest outstanding	1,516,302

Net asset value per share outstanding	$10.57
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.07

Class B
Net assets applicable to outstanding shares	$2,662,688

Shares of beneficial interest outstanding	259,590

Net asset value and offering price per share outstanding	$10.26

Class C
Net assets applicable to outstanding shares	$11,149,851

Shares of beneficial interest outstanding	1,085,391

Net asset value and offering price per share outstanding	$10.27

Class I
Net assets applicable to outstanding shares	$17,100,268

Shares of beneficial interest outstanding	1,632,157

Net asset value and offering price per share outstanding	$10.48

16	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest (a)	$8,638,837
Dividends-affiliated	107,782
Securities lending	3,279

Total income	8,749,898

Expenses
Manager (See Note 3)	1,045,279
Distribution/Service—Class A (See Note 3)	228,629
Distribution/Service—Investor Class (See Note 3)	40,845
Distribution/Service—Class B (See Note 3)	31,511
Distribution/Service—Class C (See Note 3)	152,048
Transfer agent (See Note 3)	263,308
Registration	91,456
Professional fees	80,173
Shareholder communication	40,999
Custodian	38,782
Trustees	3,470
Interest expense	2,406
Miscellaneous	12,770

Total expenses before waiver/reimbursement	2,031,676
Expense waiver/reimbursement from Manager (See Note 3)	(50,154)

Net expenses	1,981,522

Net investment income (loss)	6,768,376

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	3,675,499
Foreign currency forward transactions	38,232
Foreign currency transactions	(23,850)

Net realized gain (loss) on investments and foreign currency transactions	3,689,881

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,554,151
Translation of other assets and liabilities in foreign currencies	45,131

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,599,282

Net realized and unrealized gain (loss) on investments and foreign currency transactions	10,289,163

Net increase (decrease) in net assets resulting from operations	$17,057,539

(a)	Interest recorded net of foreign withholding taxes in the amount of $70,093.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,768,376	$6,836,483
Net realized gain (loss) on investments and foreign currency transactions	3,689,881	(3,996,697)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,599,282	(14,832,643)

Net increase (decrease) in net assets resulting from operations	17,057,539	(11,992,857)

Distributions to shareholders:
Class A	(4,410,178)	(4,090,630)
Investor Class	(730,210)	(669,061)
Class B	(121,596)	(150,872)
Class C	(581,845)	(772,754)
Class I	(1,065,235)	(718,293)

Total distributions to shareholders	(6,909,064)	(6,401,610)

Capital share transactions:
Net proceeds from sale of shares	101,839,510	26,866,744
Net asset value of shares issued to shareholders in reinvestment of distributions	6,590,775	5,995,352
Cost of shares redeemed	(113,866,471)	(64,621,234)

Increase (decrease) in net assets derived from capital share transactions	(5,436,186)	(31,759,138)

Net increase (decrease) in net assets	4,712,289	(50,153,605)

Net Assets
Beginning of year	135,696,102	185,849,707

End of year	$140,408,391	$135,696,102

18	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016		2015

Net asset value at beginning of year	$9.71	$10.88	$10.52	$9.60		$11.38

Net investment income (loss) (a)	0.49	0.45	0.53	0.57		0.62

Net realized and unrealized gain (loss) on investments	0.76	(1.19)	0.31	0.87		(1.51)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.01)	0.01		0.02

Total from investment operations	1.25	(0.74)	0.83	1.45		(0.87)

Less dividends and distributions:

From net investment income	(0.50)	(0.43)	(0.36)	(0.29)		(0.63)

From net realized gain on investments	—	—	—	—		(0.22)

Return of capital	—	—	(0.11)	(0.24)		(0.06)

Total dividends and distributions	(0.50)	(0.43)	(0.47)	(0.53)		(0.91)

Net asset value at end of year	$10.46	$9.71	$10.88	$10.52		$9.60

Total investment return (b)	13.05%	(6.95%)	8.18%	15.63%		(7.54%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.78%	4.36%	5.04%	5.70	%(c)	6.18%

Net expenses (d)	1.23%	1.26%	1.22%	1.22	%(e)	1.23%

Expenses (before waiver/reimbursement)	1.26%	1.26%	1.22%	1.22%		1.23%

Portfolio turnover rate	102%	44%	37%	38%		19%

Net assets at end of year (in 000’s)	$93,472	$86,452	$110,238	$109,657		$98,573

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.23%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$9.80	$10.98	$10.61	$9.68		$11.46

Net investment income (loss) (a)	0.47	0.43	0.52	0.55		0.61

Net realized and unrealized gain (loss) on investments	0.77	(1.20)	0.31	0.88		(1.52)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.01)	0.01		0.02

Total from investment operations	1.24	(0.77)	0.82	1.44		(0.89)

Less dividends and distributions:

From net investment income	(0.47)	(0.41)	(0.35)	(0.27)		(0.61)

From net realized gain on investments	—	—	—	—		(0.22)

Return of capital	—	—	(0.10)	(0.24)		(0.06)

Total dividends and distributions	(0.47)	(0.41)	(0.45)	(0.51)		(0.89)

Net asset value at end of year	$10.57	$9.80	$10.98	$10.61		$9.68

Total investment return (b)	12.82%	(7.18%)	7.99%	15.38%		(7.66%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.50%	4.15%	4.86%	5.50	%(c)	6.01%

Net expenses (d)	1.52%	1.47%	1.42%	1.42	%(e)	1.41%

Expenses (before waiver/reimbursement) (d)	1.56%	1.49%	1.42%	1.42%		1.41%

Portfolio turnover rate	102%	44%	37%	38%		19%

Net assets at end of year (in 000’s)	$16,024	$15,911	$18,613	$32,318		$25,130

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.43%.

20	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016		2015

Net asset value at beginning of year	$9.52	$10.69	$10.34	$9.44		$11.20

Net investment income (loss) (a)	0.38	0.34	0.43	0.47		0.52

Net realized and unrealized gain (loss) on investments	0.75	(1.18)	0.30	0.86		(1.48)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	(0.01)	0.01		0.02

Total from investment operations	1.13	(0.84)	0.72	1.34		(0.94)

Less dividends and distributions:

From net investment income	(0.39)	(0.33)	(0.29)	(0.20)		(0.54)

From net realized gain on investments	—	—	—	—		(0.22)

Return of capital	—	—	(0.08)	(0.24)		(0.06)

Total dividends and distributions	(0.39)	(0.33)	(0.37)	(0.44)		(0.82)

Net asset value at end of year	$10.26	$9.52	$10.69	$10.34		$9.44

Total investment return (b)	12.04%	(7.98%)	7.20%	14.60%		(8.36%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.76%	3.37%	4.11%	4.78	%(c)	5.24%

Net expenses (d)	2.27%	2.22%	2.17%	2.17	%(e)	2.16%

Expenses (before waiver/reimbursement) (d)	2.31%	2.24%	2.17%	2.17%		2.16%

Portfolio turnover rate	102%	44%	37%	38%		19%

Net assets at end of year (in 000’s)	$2,663	$3,660	$6,012	$7,506		$8,111

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019	2018	2017	2016		2015

Net asset value at beginning of year	$9.54	$10.70	$10.35	$9.45		$11.22

Net investment income (loss) (a)	0.38	0.35	0.43	0.47		0.52

Net realized and unrealized gain (loss) on investments	0.74	(1.18)	0.29	0.86		(1.49)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	0.01		0.02

Total from investment operations	1.12	(0.83)	0.72	1.34		(0.95)

Less dividends and distributions:

From net investment income	(0.39)	(0.33)	(0.29)	(0.20)		(0.54)

From net realized gain on investments	—	—	—	—		(0.22)

Return of capital	—	—	(0.08)	(0.24)		(0.06)

Total dividends and distributions	(0.39)	(0.33)	(0.37)	(0.44)		(0.82)

Net asset value at end of year	$10.27	$9.54	$10.70	$10.35		$9.45

Total investment return (b)	11.91%	(7.88%)	7.19%	14.58%		(8.43%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.78%	3.39%	4.11%	4.77	%(c)	5.24%

Net expenses (d)	2.27%	2.22%	2.17%	2.17	%(e)	2.16%

Expenses (before waiver/reimbursement) (d)	2.31%	2.24%	2.17%	2.17%		2.16%

Portfolio turnover rate	102%	44%	37%	38%		19%

Net assets at end of year (in 000’s)	$11,150	$19,246	$28,270	$35,789		$37,808

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

22	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016		2015

Net asset value at beginning of year	$9.72	$10.90	$10.53	$9.61		$11.39

Net investment income (loss) (a)	0.52	0.48	0.56	0.59		0.65

Net realized and unrealized gain (loss) on investments	0.76	(1.20)	0.32	0.88		(1.52)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.01)	0.01		0.02

Total from investment operations	1.28	(0.72)	0.87	1.48		(0.85)

Less dividends and distributions:

From net investment income	(0.52)	(0.46)	(0.39)	(0.32)		(0.65)

From net realized gain on investments	—	—	—	—		(0.22)

Return of capital	—	—	(0.11)	(0.24)		(0.06)

Total dividends and distributions	(0.52)	(0.46)	(0.50)	(0.56)		(0.93)

Net asset value at end of year	$10.48	$9.72	$10.90	$10.53		$9.61

Total investment return (b)	13.46%	(6.80%)	8.54%	15.90%		(7.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.99%	4.60%	5.22%	5.96	%(c)	6.38%

Net expenses (d)	0.94%	1.01%	0.97%	0.97	%(e)	0.98%

Expenses (before waiver/reimbursement)	1.01%	1.01%	0.97%	0.97%		0.98%

Portfolio turnover rate	102%	44%	37%	38%		19%

Net assets at end of year (in 000’s)	$17,100	$10,428	$22,717	$13,759		$16,825

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.98%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (formerly known as MainStay MacKay Emerging Markets Debt Fund) (the “Fund”), a “diversified fund” as that term is defined in the 1940 Act as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor

Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews

24	MainStay Candriam Emerging Markets Debt Fund

and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class

25

Notes to Financial Statements (continued)

and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and

26	MainStay Candriam Emerging Markets Debt Fund

currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2019, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates

27

Notes to Financial Statements (continued)

may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2019, the Fund did not hold any foreign currency forward contracts.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $1,244,333 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,263,650.

(L)  High Yield and General Debt Securities Risk.  The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

(M)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(N)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

28	MainStay Candriam Emerging Markets Debt Fund

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$38,232	$38,232

Total Realized Gain (Loss)		$38,232	$38,232

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Short (a)	$(3,068,553)	$(3,068,553)

(a)	Positions were open three months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective June 21, 2019 due to the termination of MacKay Shields LLC as the Fund’s subadvisor and the appointment of Candriam Luxembourg S.C.A. (“Candriam Luxembourg” or the “Subadvisor”) as the Fund’s subadvisor. Candriam Luxembourg, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Luxembourg, New York Life Investments pays for the services of the Subadvisor.

Effective June 21, 2019, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million.

Prior to June 21, 2019, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2019, the effective management fee rate was 0.72% inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

Effective June 21, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.17% and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. Additionally, New York Life Investments contractually has agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

29

Notes to Financial Statements (continued)

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $1,045,279 and waived fees/reimbursed expenses in the amount of $50,154 and paid MacKay Shields LLC and Candriam Luxembourg in the amount of $313,086 and $172,761, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $13,038 and $2,486, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,395, $33, $2,713 and $1,125, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$102,126
Investor Class	65,841
Class B	12,734
Class C	61,528
Class I	21,079

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$123,115	$(118,377)	$—	$—	$4,738	$108	$—	4,738

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$142,457,621	$5,411,726	$(8,669,991)	$(3,258,265)

30	MainStay Candriam Emerging Markets Debt Fund

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$207,898	$(8,335,414)	$(974,518)	$(3,217,154)	$(12,319,188)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the wash sale adjustments. The other temporary differences are primarily due to interest accruals on defaulted securities.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $8,322,902 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—	$8,323

The Fund utilized $4,325,445 of capital loss carryforwards during the year ended October 31, 2019.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$6,909,064	$6,401,610

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the year ended October 31, 2019, the Fund utilized the line of credit for 1 day, with a balance of $28,295,000 at an interest rate of 3.06% and incurred interest expense in the amount of $2,406. As of October 31, 2019, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $141,800 and $146,922, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,555,502	$26,374,018
Shares issued to shareholders in reinvestment of dividends and distributions	407,217	4,170,024
Shares redeemed	(3,094,426)	(31,724,904)

Net increase (decrease) in shares outstanding before conversion	(131,707)	(1,180,862)
Shares converted into Class A (See Note 1)	183,520	1,899,175
Shares converted from Class A (See Note 1)	(24,697)	(257,842)

Net increase (decrease)	27,116	$460,471

Year ended October 31, 2018:
Shares sold	1,033,435	$10,727,445
Shares issued to shareholders in reinvestment of dividends and distributions	371,003	3,815,066
Shares redeemed	(2,685,777)	(27,743,123)

Net increase (decrease) in shares outstanding before conversion	(1,281,339)	(13,200,612)
Shares converted into Class A (See Note 1)	120,973	1,265,379
Shares converted from Class A (See Note 1)	(62,221)	(638,453)

Net increase (decrease)	(1,222,587)	$(12,573,686)

31

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2019:
Shares sold	266,774	$2,815,350
Shares issued to shareholders in reinvestment of dividends and distributions	69,446	716,993
Shares redeemed	(416,144)	(4,359,048)

Net increase (decrease) in shares outstanding before conversion	(79,924)	(826,705)
Shares converted into Investor Class (See Note 1)	106,852	1,106,499
Shares converted from Investor Class (See Note 1)	(134,281)	(1,408,214)

Net increase (decrease)	(107,353)	$(1,128,420)

Year ended October 31, 2018:
Shares sold	107,694	$1,135,613
Shares issued to shareholders in reinvestment of dividends and distributions	63,477	658,302
Shares redeemed	(246,848)	(2,577,946)

Net increase (decrease) in shares outstanding before conversion	(75,677)	(784,031)
Shares converted into Investor Class (See Note 1)	107,684	1,120,234
Shares converted from Investor Class (See Note 1)	(103,096)	(1,088,826)

Net increase (decrease)	(71,089)	$(752,623)

Class B	Shares	Amount
Year ended October 31, 2019:
Shares sold	75,759	$774,548
Shares issued to shareholders in reinvestment of dividends and distributions	10,855	108,400
Shares redeemed	(161,907)	(1,630,432)

Net increase (decrease) in shares outstanding before conversion	(75,293)	(747,484)
Shares converted from Class B (See Note 1)	(49,399)	(494,342)

Net increase (decrease)	(124,692)	$(1,241,826)

Year ended October 31, 2018:
Shares sold	11,487	$117,997
Shares issued to shareholders in reinvestment of dividends and distributions	13,374	135,164
Shares redeemed	(138,705)	(1,411,323)

Net increase (decrease) in shares outstanding before conversion	(113,844)	(1,158,162)
Shares converted from Class B (See Note 1)	(64,534)	(658,334)

Net increase (decrease)	(178,378)	$(1,816,496)

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	52,255	$529,219
Shares issued to shareholders in reinvestment of dividends and distributions	53,732	535,313
Shares redeemed	(954,406)	(9,640,685)

Net increase (decrease) in shares outstanding before conversion	(848,419)	(8,576,153)
Shares converted from Class C (See Note 1)	(84,254)	(845,276)

Net increase (decrease)	(932,673)	$(9,421,429)

Year ended October 31, 2018:
Shares sold	147,944	$1,506,123
Shares issued to shareholders in reinvestment of dividends and distributions	70,549	713,019
Shares redeemed	(841,462)	(8,512,109)

Net increase (decrease) in shares outstanding before conversion	(622,969)	(6,292,967)
Shares converted from Class C (See Note 1)	(1,151)	(12,281)

Net increase (decrease)	(624,120)	$(6,305,248)

Class I	Shares	Amount
Year ended October 31, 2019:
Shares sold	6,746,992	$71,346,375
Shares issued to shareholders in reinvestment of dividends and distributions	101,826	1,060,045
Shares redeemed	(6,289,438)	(66,511,402)

Net increase (decrease)	559,380	$5,895,018

Year ended October 31, 2018:
Shares sold	1,296,637	$13,379,566
Shares issued to shareholders in reinvestment of dividends and distributions	65,366	673,801
Shares redeemed	(2,375,313)	(24,376,733)

Net increase (decrease) in shares outstanding before conversion	(1,013,310)	(10,323,366)
Shares converted into Class I (See Note 1)	1,130	12,281

Net increase (decrease)	(1,012,180)	$(10,311,085)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the

32	MainStay Candriam Emerging Markets Debt Fund

implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Debt Fund (formerly, MainStay MacKay Emerging Markets Debt Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

34	MainStay Candriam Emerging Markets Debt Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2019, the Fund designated approximately $304 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay Candriam Emerging Markets Debt Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

37

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay Candriam Emerging Markets Debt Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717391 MS159-19	MSEMD11-12/19 (NYLIM) NL218

MainStay MacKay International Equity Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	5.59 11.74%	4.84 6.03%	4.11 4.70%	1.32 1.32%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	5.23 11.36	4.48 5.67	3.77 4.36	1.70 1.70
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9/13/1994	5.49 10.49	4.55 4.88	3.57 3.57	2.44 2.44
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	9.49 10.49	4.86 4.86	3.57 3.57	2.44 2.44
Class I Shares	No Sales Charge		1/2/2004	12.19	6.33	4.97	1.07
Class R1 Shares	No Sales Charge		1/2/2004	11.93	6.20	4.86	1.17
Class R2 Shares	No Sales Charge		1/2/2004	11.64	5.94	4.60	1.42
Class R3 Shares	No Sales Charge		4/28/2006	11.35	5.67	4.34	1.67
Class R6 Shares	No Sales Charge		2/28/2019	7.13	N/A	N/A	1.00

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[4]	11.27%	3.82%	4.94%
MSCI EAFE® Index[5]	11.04	4.31	5.41
Morningstar Foreign Large Growth Category Average[6]	14.78	5.56	6.84

4.

The Fund has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index for comparison purposes. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,032.60	$6.15	$1,019.16	$6.11	1.20%

Investor Class Shares	$1,000.00	$1,031.00	$8.04	$1,017.29	$7.98	1.57%

Class B Shares	$1,000.00	$1,026.80	$11.85	$1,013.51	$11.77	2.32%

Class C Shares	$1,000.00	$1,026.80	$11.90	$1,013.46	$11.82	2.33%

Class I Shares	$1,000.00	$1,035.40	$4.36	$1,020.92	$4.33	0.85%

Class R1 Shares	$1,000.00	$1,033.80	$5.38	$1,019.91	$5.35	1.05%

Class R2 Shares	$1,000.00	$1,032.50	$6.66	$1,018.65	$6.61	1.30%

Class R3 Shares	$1,000.00	$1,031.00	$7.93	$1,017.39	$7.88	1.55%

Class R6 Shares	$1,000.00	$1,035.30	$4.26	$1,021.02	$4.23	0.83%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2019 (Unaudited)

United Kingdom	21.1%

Japan	12.6

Germany	9.6

Netherlands	8.0

Ireland	7.3

Spain	5.1

India	4.7

Canada	3.7

China	3.7

Switzerland	3.7

Sweden	3.5%

Denmark	3.3

United States	2.8

France	2.5

Italy	2.1

Taiwan	1.6

Mexico	1.5

Other Assets, Less Liabilities	3.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	ICON PLC

2.	Tencent Holdings, Ltd.

3.	Hexagon AB, Class B

4.	Johnson Matthey PLC

5.	Novo Nordisk A/S, Class B
6.	Koninklijke Philips N.V.

7.	Prudential PLC

8.	Accenture PLC, Class A

9.	Scout24 A.G.

10.	St. James’s Place PLC

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay International Equity Fund returned 12.19%, outperforming the 11.27% return of the Fund’s primary benchmark, the MSCI ACWI® Ex U.S. Index, and the 11.04% return of the Fund’s secondary benchmark, the MSCI EAFE® Index. Over the same reporting period, Class I shares underperformed the 14.78% return of the Morningstar Foreign Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed its primary benchmark, the MSCI ACWI® Ex U.S. Index, during the reporting period due to positive stock selection on a country basis and a positive allocation effect on a sector basis, partially offset by a negative allocation effect on a country basis and negative stock selection on a sector basis.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to the Fund’s relative performance came from the industrials, energy and financials sectors. (Contributions take weightings and total returns into account.) During the same reporting period, the weakest contributors to relative performance were the consumer discretionary, health care and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the Fund’s absolute performance included German online real estate and automotive marketplace provider Scout24, Canadian software holding company Constellation Software and French customer relationship management services firm Teleperformance. During the same reporting period, the Fund’s most significant detractors in terms of absolute contributions included U.K. medical technology company LivaNova, Hong Kong-listed global luggage company Samsonite International, and German Internet payment and processing firm Wirecard.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund made its largest initial purchase in Dutch nutrition, health and sustainable living solutions producer DSM and made its largest addition to an existing position in Irish clinical research outsourcer ICON. The Fund made its largest full sale in German Internet access provider United Internet, while significantly reducing the size of its position in Japanese drug store operator Tsuruha Holdings.

How did the Fund’s sector and/or country weightings change during the reporting period?

During the reporting period, the Fund saw its largest weighting increases relative to the MSCI ACWI® Ex U.S. Index in the materials, industrials and health care sectors. Conversely, the Fund’s most substantial weighting decreases relative to the benchmark occurred in the consumer discretionary, information technology and communication services sectors.

How was the Fund positioned at the end of the reporting period?

Relative to the MSCI ACWI® Ex U.S. Index, the Fund ended the reporting period holding its most overweight sector exposures to health care, information technology and materials and its most underweight sector exposures to financials, energy and consumer staples.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 96.6%†
Canada 3.7%
Bank of Nova Scotia (Banks)	102,859	$5,899,301
Constellation Software, Inc. (Software)	5,545	5,476,503

		11,375,804

China 3.7%
Tencent Holdings, Ltd. (Interactive Media & Services)	285,098	11,671,774

Denmark 3.3%
Novo Nordisk A/S, Class B (Pharmaceuticals)	189,073	10,326,082

France 2.5%
Teleperformance S.E. (Professional Services)	33,687	7,634,448

Germany 9.6%
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies)	45,843	4,997,828
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	115,055	8,325,454
Scout24 A.G. (Interactive Media & Services) (a)	152,287	9,417,941
Symrise A.G. (Chemicals)	74,411	7,160,426

		29,901,649

India 4.7%
HDFC Bank, Ltd. (Banks)	349,084	6,053,586
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	285,878	8,613,169

		14,666,755

Ireland 7.3%
Accenture PLC, Class A (IT Services)	53,140	9,853,219
ICON PLC (Life Sciences Tools & Services) (b)	88,189	12,954,964

		22,808,183

Italy 2.1%
Banca IFIS S.p.A. (Diversified Financial Services)	108,813	1,844,658
DiaSorin S.p.A. (Health Care Equipment & Supplies)	40,786	4,594,350

		6,439,008

Japan 12.6%
CyberAgent, Inc. (Media)	172,700	5,645,254
Lion Corp. (Household Products)	242,600	5,108,551
MonotaRO Co., Ltd. (Trading Companies & Distributors) (c)	122,100	3,736,832
Relo Group, Inc. (Real Estate Management & Development)	262,400	6,475,563
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	88,921	3,234,389
TechnoPro Holdings, Inc. (Professional Services)	90,600	5,637,855

	Shares	Value
Japan (continued)
Tsuruha Holdings, Inc. (Food & Staples Retailing)	6,788	$768,749
ZOZO, Inc. (Internet & Direct Marketing Retail) (c)	374,596	8,779,540

		39,386,733

Mexico 1.5%
Regional S.A.B. de C.V. (Banks)	864,239	4,601,428

Netherlands 8.0%
IMCD N.V. (Trading Companies & Distributors)	76,855	5,991,573
Koninklijke DSM N.V. (Chemicals)	72,911	8,639,997
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	233,473	10,225,608

		24,857,178

Spain 5.1%
Amadeus IT Group S.A. (IT Services)	103,404	7,650,756
Industria de Diseno Textil S.A. (Specialty Retail) (c)	260,556	8,122,215

		15,772,971

Sweden 3.5%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	213,488	10,898,043

Switzerland 3.7%
Sika A.G., Registered (Chemicals)	20,797	3,573,331
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	89,579	8,017,321

		11,590,652

Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	95,139	4,912,027

United Kingdom 21.1%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	215,343	3,185,547
Compass Group PLC (Hotels, Restaurants & Leisure)	285,025	7,590,900
Diageo PLC (Beverages)	170,263	6,979,312
Experian PLC (Professional Services)	159,600	5,019,596
HomeServe PLC (Commercial Services & Supplies)	368,724	5,535,694
Johnson Matthey PLC (Chemicals)	267,650	10,643,705
LivaNova PLC (Health Care Equipment & Supplies) (b)	110,589	7,821,960
Prudential PLC (Insurance)	576,017	10,061,748
St. James’s Place PLC (Capital Markets)	653,973	8,818,561

		65,657,023

10	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States 2.6%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods) (a)	1,297,940	$2,673,416
STERIS PLC (Health Care Equipment & Supplies)	39,429	5,581,963

		8,255,379

Total Common Stocks (Cost $276,523,470)		300,755,137

Short-Term Investment 0.2%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 1.76% (d)	599,056	599,056

Total Short-Term Investment (Cost $599,056)		599,056

Total Investments (Cost $277,122,526)	96.8%	301,354,193
Other Assets, Less Liabilities	3.2	9,977,696
Net Assets	100.0%	$311,331,889
†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $15,924,963. The Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $16,845,172 (See Note 2(I)).

(d)	Current yield as of October 31, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$300,755,137	$—	$—	$300,755,137
Short-Term Investment
Affiliated Investment Company	599,056	—	—	599,056

Total Investments in Securities	$301,354,193	$—	$—	$301,354,193

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$16,554,315	5.3%
Beverages	6,979,312	2.2
Capital Markets	8,818,561	2.8
Chemicals	30,017,459	9.6
Commercial Services & Supplies	5,535,694	1.8
Diversified Financial Services	1,844,658	0.6
Electronic Equipment, Instruments & Components	18,915,364	6.1
Equity Real Estate Investment Trusts	3,185,547	1.0
Food & Staples Retailing	768,749	0.2
Health Care Equipment & Supplies	33,221,709	10.7
Health Care Providers & Services	8,325,454	2.7
Hotels, Restaurants & Leisure	7,590,900	2.4
Household Products	5,108,551	1.6
Insurance	10,061,748	3.2
Interactive Media & Services	21,089,715	6.8
Internet & Direct Marketing Retail	8,779,540	2.8
IT Services	17,503,975	5.6
Life Sciences Tools & Services	12,954,964	4.2
Media	5,645,254	1.8
Pharmaceuticals	13,560,471	4.4
Professional Services	18,291,899	5.9
Real Estate Management & Development	6,475,563	2.1
Semiconductors & Semiconductor Equipment	4,912,027	1.6
Software	5,476,503	1.8
Specialty Retail	8,122,215	2.6
Textiles, Apparel & Luxury Goods	2,673,416	0.9
Thrifts & Mortgage Finance	8,613,169	2.8
Trading Companies & Distributors	9,728,405	3.1

	300,755,137	96.6
Short-Term Investment	599,056	0.2
Other Assets, Less Liabilities	9,977,696	3.2

Net Assets	$311,331,889	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $276,523,470) including securities on loan of $15,924,963	$300,755,137
Investment in affiliated investment company, at value (identified cost $599,056)	599,056
Cash denominated in foreign currencies (identified cost $9,277,053)	9,251,689
Receivables:
Dividends	696,653
Investment securities sold	901,288
Fund shares sold	42,966
Securities lending	21,587
Other assets	39,159

Total assets	312,307,535

Liabilities
Due to custodian	476,635
Payables:
Manager (See Note 3)	192,766
Fund shares redeemed	146,074
Transfer agent (See Note 3)	50,714
Custodian	37,430
NYLIFE Distributors (See Note 3)	24,061
Professional fees	17,902
Shareholder communication	15,861
Foreign capital gains tax (See Note 2(C))	6,998
Trustees	559
Accrued expenses	6,646

Total liabilities	975,646

Net assets	$311,331,889

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$181,442
Additional paid-in capital	277,876,534

278,057,976
Total distributable earnings (loss)	33,273,913

Net assets	$311,331,889

Class A
Net assets applicable to outstanding shares	$57,565,555

Shares of beneficial interest outstanding	3,361,827

Net asset value per share outstanding	$17.12
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share outstanding	$18.12

Investor Class
Net assets applicable to outstanding shares	$23,870,347

Shares of beneficial interest outstanding	1,408,805

Net asset value per share outstanding	$16.94
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$17.93

Class B
Net assets applicable to outstanding shares	$3,344,613

Shares of beneficial interest outstanding	223,941

Net asset value and offering price per share outstanding	$14.94

Class C
Net assets applicable to outstanding shares	$3,914,899

Shares of beneficial interest outstanding	262,140

Net asset value and offering price per share outstanding	$14.93

Class I
Net assets applicable to outstanding shares	$43,280,008

Shares of beneficial interest outstanding	2,505,206

Net asset value and offering price per share outstanding	$17.28

Class R1
Net assets applicable to outstanding shares	$265,075

Shares of beneficial interest outstanding	15,455

Net asset value and offering price per share outstanding	$17.15

Class R2
Net assets applicable to outstanding shares	$453,990

Shares of beneficial interest outstanding	26,474

Net asset value and offering price per share outstanding	$17.15

Class R3
Net assets applicable to outstanding shares	$1,154,206

Shares of beneficial interest outstanding	68,065

Net asset value and offering price per share outstanding	$16.96

Class R6
Net assets applicable to outstanding shares	$177,483,196

Shares of beneficial interest outstanding	10,272,302

Net asset value and offering price per share outstanding	$17.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$5,410,664
Securities lending	69,453
Interest	18,042
Dividends—affiliated	9,099

Total income	5,507,258

Expenses
Manager (See Note 3)	2,751,837
Transfer agent (See Note 3)	320,313
Distribution/Service—Class A (See Note 3)	147,738
Distribution/Service—Investor Class (See Note 3)	57,214
Distribution/Service—Class B (See Note 3)	38,141
Distribution/Service—Class C (See Note 3)	54,706
Distribution/Service—Class R2 (See Note 3)	1,173
Distribution/Service—Class R3 (See Note 3)	4,962
Registration	110,002
Professional fees	91,232
Custodian	88,286
Shareholder communication	35,614
Trustees	7,593
Shareholder service (See Note 3)	1,991
Miscellaneous	31,284

Total expenses before waiver/reimbursement	3,742,086
Expense waiver/reimbursement from Manager (See Note 3)	(520,869)

Net expenses	3,221,217

Net investment income (loss)	2,286,041

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	10,062,416
Foreign currency transactions	(682,962)

Net realized gain (loss) on investments and foreign currency transactions	9,379,454

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (b)	22,470,768
Translation of other assets and liabilities in foreign currencies	185,306

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	22,656,074

Net realized and unrealized gain (loss) on investments and foreign currency transactions	32,035,528

Net increase (decrease) in net assets resulting from operations	$34,321,569

(a)	Dividends recorded net of foreign withholding taxes in the amount of $519,131.
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(6,998).

14	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,286,041	$895,933
Net realized gain (loss) on investments and foreign currency transactions	9,379,454	38,217,248
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	22,656,074	(55,576,108)

Net increase (decrease) in net assets resulting from operations	34,321,569	(16,462,927)

Distributions to shareholders:
Class A	(588,241)	(306,159)
Investor Class	(216,775)	(44,461)
Class B	(45,981)	—
Class C	(75,618)	—
Class I	(2,235,732)	(1,621,018)
Class R1	(20,555)	(17,860)
Class R2	(4,901)	(5,543)
Class R3	(8,671)	(2,963)

Total distributions to shareholders	(3,196,474)	(1,998,004)

Capital share transactions:
Net proceeds from sale of shares	52,866,647	84,138,632
Net asset value of shares issued to shareholders in reinvestment of distributions	3,166,285	1,980,858
Cost of shares redeemed	(84,971,939)	(62,141,023)

Increase (decrease) in net assets derived from capital share transactions	(28,939,007)	23,978,467

Net increase (decrease) in net assets	2,186,088	5,517,536

Net Assets
Beginning of year	309,145,801	303,628,265

End of year	$311,331,889	$309,145,801

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016		2015

Net asset value at beginning of year	$15.48	$16.38	$13.51	$13.51		$13.11

Net investment income (loss) (a)	0.09	0.03	0.00 ‡	0.04		0.03

Net realized and unrealized gain (loss) on investments	1.73	(0.83)	2.90	(0.04)		0.49

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	1.79	(0.81)	2.91	0.01		0.49

Less dividends and distributions:

From net investment income	—	(0.09)	(0.04)	(0.01)		(0.09)

From net realized gain on investments	(0.15)	—	—	—		—

Total dividends and distributions	(0.15)	(0.09)	(0.04)	(0.01)		(0.09)

Net asset value at end of year	$17.12	$15.48	$16.38	$13.51		$13.51

Total investment return (b)	11.74%	(4.98%)	21.59%	0.05%		3.78%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.57%	0.17%	0.01%	0.28	%(c)	0.20%

Net expenses (d)	1.21%	1.32%	1.34%	1.32	%(e)	1.33%

Expenses (before waiver/reimbursement)	1.35%	1.32%	1.34%	1.32	%(e)	1.33%

Portfolio turnover rate	58%	53%	45%	33%		42%

Net assets at end of year (in 000’s)	$57,566	$59,304	$54,553	$41,891		$43,405

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.33%.

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$15.38	$16.27	$13.43	$13.47		$13.07

Net investment income (loss) (a)	0.03	(0.03)	(0.04)	(0.01)		(0.02)

Net realized and unrealized gain (loss) on investments	1.71	(0.82)	2.87	(0.04)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	1.71	(0.86)	2.84	(0.04)		0.45

Less dividends and distributions:

From net investment income	—	(0.03)	—	—		(0.05)

From net realized gain on investments	(0.15)	—	—	—		—

Total dividends and distributions	(0.15)	(0.03)	—	—		(0.05)

Net asset value at end of year	$16.94	$15.38	$16.27	$13.43		$13.47

Total investment return (b)	11.36%	(5.31%)	21.15%	(0.30%)		3.43%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.21%	(0.19%)	(0.26%)	(0.11	%)(c)	(0.14%)

Net expenses (d)	1.59%	1.66%	1.69%	1.69	% (e)	1.68%

Expenses (before waiver/reimbursement) (d)	1.75%	1.70%	1.69%	1.69	% (e)	1.68%

Portfolio turnover rate	58%	53%	45%	33%		42%

Net assets at end of year (in 000’s)	$23,870	$21,679	$25,029	$31,523		$34,329

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.70%.

16	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016		2015

Net asset value at beginning of year	$13.68	$14.55	$12.10	$12.23		$11.91

Net investment income (loss) (a)	(0.08)	(0.14)	(0.14)	(0.10)		(0.11)

Net realized and unrealized gain (loss) on investments	1.51	(0.72)	2.58	(0.04)		0.46

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	1.41	(0.87)	2.45	(0.13)		0.32

Less distributions:

From net realized gain on investments	(0.15)	—	—	—		—

Net asset value at end of year	$14.94	$13.68	$14.55	$12.10		$12.23

Total investment return (b)	10.49%	(5.98%)	20.25%	(1.06%)		2.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.59%)	(0.95%)	(1.05%)	(0.86	%)(c)	(0.91%)

Net expenses (d)	2.35%	2.41%	2.44%	2.44	% (e)	2.43%

Expenses (before waiver/reimbursement) (d)	2.50%	2.44%	2.44%	2.44	% (e)	2.43%

Portfolio turnover rate	58%	53%	45%	33%		42%

Net assets at end of year (in 000’s)	$3,345	$4,404	$6,210	$6,991		$8,982

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,

Class C	2019	2018	2017	2016		2015

Net asset value at beginning of year	$13.68	$14.56	$12.10	$12.23		$11.92

Net investment income (loss) (a)	(0.09)	(0.14)	(0.14)	(0.10)		(0.11)

Net realized and unrealized gain (loss) on investments	1.51	(0.73)	2.59	(0.04)		0.45

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	1.40	(0.88)	2.46	(0.13)		0.31

Less distributions:

From net realized gain on investments	(0.15)	—	—	—		—

Net asset value at end of year	$14.93	$13.68	$14.56	$12.10		$12.23

Total investment return (b)	10.49%	(6.04%)	20.33%	(1.06%)		2.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.65%)	(0.93%)	(1.05%)	(0.84	%)(c)	(0.90%)

Net expenses (d)	2.35%	2.41%	2.44%	2.44	% (e)	2.43%

Expenses (before waiver/reimbursement) (d)	2.50%	2.44%	2.44%	2.44	% (e)	2.43%

Portfolio turnover rate	58%	53%	45%	33%		42%

Net assets at end of year (in 000’s)	$3,915	$6,960	$7,564	$7,850		$8,292

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016		2015

Net asset value at beginning of year	$15.57	$16.48	$13.59	$13.59		$13.19

Net investment income (loss) (a)	0.09	0.07	0.05	0.07		0.06

Net realized and unrealized gain (loss) on investments	1.81	(0.84)	2.90	(0.04)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	1.87	(0.78)	2.96	0.04		0.53

Less dividends and distributions:

From net investment income	(0.01)	(0.13)	(0.07)	(0.04)		(0.13)

From net realized gain on investments	(0.15)	—	—	—		—

Total dividends and distributions	(0.16)	(0.13)	(0.07)	(0.04)		(0.13)

Net asset value at end of year	$17.28	$15.57	$16.48	$13.59		$13.59

Total investment return (b)	12.19%	(4.80%)	21.94%	0.29%		4.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.55%	0.42%	0.31%	0.54	%(c)	0.46%

Net expenses (d)	0.92%	1.07%	1.09%	1.07	%(e)	1.08%

Expenses (before waiver/reimbursement)	1.10%	1.07%	1.09%	1.07	%(e)	1.08%

Portfolio turnover rate	58%	53%	45%	33%		42%

Net assets at end of year (in 000’s)	$43,280	$213,030	$205,009	$179,274		$224,307

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,

Class R1	2019	2018	2017	2016		2015

Net asset value at beginning of year	$15.48	$16.38	$13.51	$13.51		$13.11

Net investment income (loss) (a)	0.05	0.05	0.03	0.06		0.04

Net realized and unrealized gain (loss) on investments	1.80	(0.83)	2.89	(0.05)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	0.01	0.01		(0.03)

Total from investment operations	1.82	(0.79)	2.93	0.02		0.51

Less dividends and distributions:

From net investment income	—	(0.11)	(0.06)	(0.02)		(0.11)

From net realized gain on investments	(0.15)	—	—	—		—

Total dividends and distributions	(0.15)	(0.11)	(0.06)	(0.02)		(0.11)

Net asset value at end of year	$17.15	$15.48	$16.38	$13.51		$13.51

Total investment return (b)	11.93%	(4.86%)	21.78%	0.18%		3.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33%	0.29%	0.21%	0.41	%(c)	0.33%

Net expenses (d)	1.11%	1.17%	1.19%	1.17	%(e)	1.18%

Expenses (before waiver/reimbursement)	1.19%	1.17%	1.19%	1.17	%(e)	1.18%

Portfolio turnover rate	58%	53%	45%	33%		42%

Net assets at end of year (in 000’s)	$265	$2,109	$2,616	$2,478		$3,032

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.18%.

18	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019	2018		2017		2016	2015

Net asset value at beginning of year	$15.52	$16.42		$13.54		$13.54	$13.14

Net investment income (loss) (a)	0.06	(0.02)		0.01		0.01	0.01

Net realized and unrealized gain (loss) on investments	1.75	(0.79)		2.88		(0.01)	0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)		0.01		0.00 ‡	(0.03)

Total from investment operations	1.78	(0.82)		2.90		0.00 ‡	0.48

Less dividends and distributions:

From net investment income	—	(0.08)		(0.02)		—	(0.08)

From net realized gain on investments	(0.15)	—		—		—	—

Total dividends and distributions	(0.15)	(0.08)		(0.02)		—	(0.08)

Net asset value at end of year	$17.15	$15.52		$16.42		$13.54	$13.54

Total investment return (b)	11.64%	(5.06	%)(c)	21.55	%(c)	(0.07%)	3.73%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.38%	(0.13%)		0.06%		0.08%	0.11%

Net expenses (d)	1.31%	1.42%		1.44%		1.42%	1.43%

Expenses (before waiver/reimbursement)	1.45%	1.42%		1.44%		1.42%	1.43%

Portfolio turnover rate	58%	53%		45%		33%	42%

Net assets at end of year (in 000’s)	$454	$602		$1,201		$847	$2,313

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R3	2019	2018		2017	2016		2015

Net asset value at beginning of year	$15.38	$16.29		$13.44	$13.48		$13.07

Net investment income (loss) (a)	0.03	(0.04)		(0.04)	(0.01)		(0.02)

Net realized and unrealized gain (loss) on investments	1.73	(0.82)		2.88	(0.04)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)		0.01	0.01		(0.03)

Total from investment operations	1.73	(0.87)		2.85	(0.04)		0.45

Less dividends and distributions:

From net investment income	—	(0.04)		—	—		(0.04)

From net realized gain on investments	(0.15)	—		—	—		—

Total dividends and distributions	(0.15)	(0.04)		—	—		(0.04)

Net asset value at end of year	$16.96	$15.38		$16.29	$13.44		$13.48

Total investment return (b)	11.35%	(5.39	%)(c)	21.21%	(0.30%)		3.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.22%	(0.21%)		(0.27%)	(0.11	%)(d)	(0.15%)

Net expenses (e)	1.56%	1.67%		1.69%	1.67	% (f)	1.68%

Expenses (before waiver/reimbursement)	1.70%	1.67%		1.69%	1.67	% (f)	1.68%

Portfolio turnover rate	58%	53%		45%	33%		42%

Net assets at end of year (in 000’s)	$1,154	$1,057		$1,446	$1,108		$1,204

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.68%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R6	February 28, 2019^ through October 31, 2019

Net asset value at beginning of period	$16.13

Net investment income (loss) (a)	0.15

Net realized and unrealized gain (loss) on investments	1.02

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	1.15

Net asset value at end of period	$17.28

Total investment return (b)	7.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.37	%††

Net expenses (c)	0.83	%††

Expenses (before waiver/reimbursement) (c)	1.00	%††

Portfolio turnover rate	58%

Net assets at end of period (in 000’s)	$177,483

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares of the Fund were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2019.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance

21

Notes to Financial Statements (continued)

levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued

22	MainStay MacKay International Equity Fund

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

23

Notes to Financial Statements (continued)

expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $15,924,963 and received non-cash collateral in the form of U.S. Treasury securities with a value of $16,845,172.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with

24	MainStay MacKay International Equity Fund

third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million.

During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

Effective January 1, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to January 1, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual

Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 would not exceed those of Class I.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $2,751,837 and waived its fees and/or reimbursed expenses in the amount of $520,869 and paid the Subadvisor in the amount of $1,115,711.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

25

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$530
Class R2	469
Class R3	992

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $8,156 and $7,399, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,587, $2,720 and $240, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$55,644
Investor Class	111,975
Class B	18,731
Class C	26,964
Class I	105,185
Class R1	439
Class R2	435
Class R3	940

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$615	$35,017	$(35,033)	$—	$—	$599	$9	$—	599

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$86,876,528	48.9%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$278,410,550	$31,031,740	$(8,088,097)	$22,943,643

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,693,594	$8,715,025	$(36,846)	$22,902,140	$33,273,913

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

26	MainStay MacKay International Equity Fund

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(95)	$95

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$119,582	$1,998,004
Long-term capital gains	3,076,892	—
Total	$3,196,474	$1,998,004

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $173,008 and $193,984, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	891,776	$14,799,175
Shares issued to shareholders in reinvestment of dividends and distributions	39,110	581,950
Shares redeemed	(1,432,293)	(23,509,575)

Net increase (decrease) in shares outstanding before conversion	(501,407)	(8,128,450)
Shares converted into Class A (See Note 1)	87,551	1,426,304
Shares converted from Class A (See Note 1)	(55,231)	(895,055)

Net increase (decrease)	(469,087)	$(7,597,201)

Year ended October 31, 2018:
Shares sold	915,766	$15,804,049
Shares issued to shareholders in reinvestment of dividends and distributions	17,877	301,222
Shares redeemed	(652,088)	(11,185,225)

Net increase (decrease) in shares outstanding before conversion	281,555	4,920,046
Shares converted into Class A (See Note 1)	235,657	4,058,475
Shares converted from Class A (See Note 1)	(16,148)	(277,043)

Net increase (decrease)	501,064	$8,701,478

27

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	387,057	$6,426,137
Shares issued to shareholders in reinvestment of dividends and distributions	14,658	216,498
Shares redeemed	(451,502)	(7,463,061)

Net increase (decrease) in shares outstanding before conversion	(49,787)	(820,426)
Shares converted into Investor Class (See Note 1)	110,259	1,756,513
Shares converted from Investor Class (See Note 1)	(61,483)	(998,419)

Net increase (decrease)	(1,011)	$(62,332)

Year ended October 31, 2018:
Shares sold	181,940	$3,114,134
Shares issued to shareholders in reinvestment of dividends and distributions	2,537	42,599
Shares redeemed	(142,385)	(2,425,059)

Net increase (decrease) in shares outstanding before conversion	42,092	731,674
Shares converted into Investor Class (See Note 1)	51,656	881,872
Shares converted from Investor Class (See Note 1)	(222,310)	(3,809,182)

Net increase (decrease)	(128,562)	$(2,195,636)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	116,426	$1,720,865
Shares issued to shareholders in reinvestment of dividends and distributions	3,501	45,898
Shares redeemed	(171,357)	(2,495,992)

Net increase (decrease) in shares outstanding before conversion	(51,430)	(729,229)
Shares converted from Class B (See Note 1)	(46,670)	(652,096)

Net increase (decrease)	(98,100)	$(1,381,325)

Year ended October 31, 2018:
Shares sold	19,666	$295,697
Shares redeemed	(67,685)	(1,025,420)

Net increase (decrease) in shares outstanding before conversion	(48,019)	(729,723)
Shares converted from Class B (See Note 1)	(56,653)	(865,791)

Net increase (decrease)	(104,672)	$(1,595,514)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	62,946	$898,110
Shares issued to shareholders in reinvestment of dividends and distributions	5,556	72,842
Shares redeemed	(269,808)	(3,860,218)

Net increase (decrease) in shares outstanding before conversion	(201,306)	(2,889,266)
Shares converted from Class C (See Note 1)	(45,392)	(638,968)

Net increase (decrease)	(246,698)	$(3,528,234)

Year ended October 31, 2018:
Shares sold	106,648	$1,618,061
Shares redeemed	(117,432)	(1,776,629)

Net increase (decrease)	(10,784)	$(158,568)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,072,727	$17,223,161
Shares issued to shareholders in reinvestment of dividends and distributions	149,207	2,233,635
Shares redeemed	(1,629,800)	(26,063,040)

Net increase (decrease) in shares outstanding before conversion	(407,866)	(6,606,244)
Shares converted into Class I (See Note 1)	104	1,721
Shares converted from Class I (See Note 1)	(10,765,614)	(174,508,600)

Net increase (decrease)	(11,173,376)	$(181,113,123)

Year ended October 31, 2018:
Shares sold	3,653,814	$62,248,511
Shares issued to shareholders in reinvestment of dividends and distributions	95,420	1,614,501
Shares redeemed	(2,512,532)	(43,353,547)

Net increase (decrease) in shares outstanding before conversion	1,236,702	20,509,465
Shares converted into Class I (See Note 1)	653	11,669

Net increase (decrease)	1,237,355	$20,521,134

Class R1	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,899	$30,050
Shares issued to shareholders in reinvestment of dividends and distributions	204	3,038
Shares redeemed	(122,890)	(1,840,520)

Net increase (decrease)	(120,787)	$(1,807,432)

Year ended October 31, 2018:
Shares sold	12,744	$221,403
Shares issued to shareholders in reinvestment of dividends and distributions	1,061	17,860
Shares redeemed	(37,224)	(638,649)

Net increase (decrease)	(23,419)	$(399,386)

28	MainStay MacKay International Equity Fund

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	3,373	$53,250
Shares issued to shareholders in reinvestment of dividends and distributions	254	3,783
Shares redeemed	(15,961)	(257,168)

Net increase (decrease)	(12,334)	$(200,135)

Year ended October 31, 2018:
Shares sold	24,226	$421,614
Shares issued to shareholders in reinvestment of dividends and distributions	102	1,720
Shares redeemed	(58,640)	(988,905)

Net increase (decrease)	(34,312)	$(565,571)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	16,622	$265,663
Shares issued to shareholders in reinvestment of dividends and distributions	585	8,641
Shares redeemed	(17,844)	(273,670)

Net increase (decrease)	(637)	$634

Year ended October 31, 2018:
Shares sold	24,025	$415,163
Shares issued to shareholders in reinvestment of dividends and distributions	176	2,956
Shares redeemed	(44,289)	(747,589)

Net increase (decrease)	(20,088)	$(329,470)

Class R6	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	687,023	$11,450,236
Shares redeemed	(1,178,021)	(19,208,695)

Net increase (decrease) in shares outstanding before conversion	(490,998)	(7,758,459)
Shares converted into Class R6 (See Note 1)	10,763,300	174,508,600

Net increase (decrease)	10,272,302	$166,750,141

(a)	The inception date of the class was February 28, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay International Equity Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

30	MainStay MacKay International Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $3,076,917 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $464,146 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2019:

•	the total amount of taxes credited to foreign countries was $344,564.

•	the total amount of income sourced from foreign countries was $4,913,960.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay MacKay International Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

33

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay MacKay International Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1715994 MS159-19	MSIE11-12/19 (NYLIM) NL213

MainStay MacKay Common Stock Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	0.93 6.80%	7.33 8.55%	11.74 12.38%	0.97 0.97%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.65 6.51	7.07 8.29	11.34 11.98	1.23 1.23
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	1.03 5.71	7.19 7.49	11.15 11.15	1.98 1.98
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	4.78 5.72	7.49 7.49	11.14 11.14	1.98 1.98
Class I Shares	No Sales Charge		12/28/2004	7.06	8.83	12.67	0.71
Class R3 Shares	No Sales Charge		2/29/2016	6.42	12.39	N/A	1.32

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[4]	14.33%	10.78%	13.70%
Russell 1000® Index[5]	14.15	10.55	13.72
Morningstar Large Blend Category Average[6]	12.66	8.94	12.22

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,016.30	$4.98	$1,020.27	$4.99	0.98%

Investor Class Shares	$1,000.00	$1,015.10	$6.25	$1,019.00	$6.26	1.23%

Class B Shares	$1,000.00	$1,011.20	$10.04	$1,015.22	$10.06	1.98%

Class C Shares	$1,000.00	$1,011.20	$10.04	$1,015.22	$10.06	1.98%

Class I Shares	$1,000.00	$1,017.50	$3.71	$1,021.53	$3.72	0.73%

Class R3 Shares	$1,000.00	$1,014.30	$6.75	$1,018.50	$6.77	1.33%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Software	7.1%

Interactive Media & Services	6.3

IT Services	6.2

Insurance	5.2

Internet & Direct Marketing Retail	4.7

Technology Hardware, Storage & Peripherals	4.7

Health Care Providers & Services	4.4

Semiconductors & Semiconductor Equipment	4.4

Oil, Gas & Consumable Fuels	4.3

Banks	3.5

Equity Real Estate Investment Trusts	3.4

Specialty Retail	3.0

Consumer Finance	2.7

Aerospace & Defense	2.5

Biotechnology	2.3

Diversified Financial Services	2.3

Media	2.2

Food & Staples Retailing	2.1

Health Care Equipment & Supplies	2.1

Household Products	2.1

Electronic Equipment, Instruments & Components	1.9

Hotels, Restaurants & Leisure	1.9

Pharmaceuticals	1.7

Exchange-Traded Fund	1.6

Electric Utilities	1.3

Entertainment	1.3

Professional Services	1.3

Household Durables	1.2%

Food Products	1.1

Multiline Retail	1.1

Independent Power & Renewable Electricity Producers	1.0

Multi-Utilities	1.0

Commercial Services & Supplies	0.9

Airlines	0.8

Diversified Telecommunication Services	0.8

Beverages	0.7

Capital Markets	0.7

Life Sciences Tools & Services	0.7

Machinery	0.7

Chemicals	0.6

Road & Rail	0.4

Building Products	0.3

Tobacco	0.3

Communications Equipment	0.2

Distributors	0.2

Energy Equipment & Services	0.2

Metals & Mining	0.2

Real Estate Management & Development	0.2

Health Care Technology	0.1

Textiles, Apparel & Luxury Goods	0.1

Short-Term Investment	0.0	‡

Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B

7.	Procter & Gamble Co.

8.	JPMorgan Chase & Co.

9.	SPDR S&P 500 ETF Trust

10.	Chevron Corp.

8	MainStay MacKay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Common Stock Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Common Stock Fund returned 7.06%, underperforming the 14.33% return of the Fund’s primary benchmark, the S&P 500® Index, and the 14.15% return of the Fund’s secondary benchmark, the Russell 1000® Index. Over the same period, Class I shares also underperformed the 12.66% return of the Morningstar Large Blend Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund. Migene Kim and Mona Patni continue to serve as portfolio managers of the Fund. For more information about this change refer to the supplement dated December 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund underperformed the S&P 500® Index due to stock selection. U.S. equities underwent a steep sell-off during the fourth quarter of 2018 before sharply rebounding during the final week of the year. The year-end rally continued throughout 2019, interrupted by several trade-war related selloffs, most notably in May and August. As a result, domestic equity markets were subject to risk-on and risk-off episodes, frequently trading from one headline to another. Market leadership also proved narrow. Growth-style investing significantly dominated value-style investing during the reporting period. Elevated macro-driven volatility, lack of market breadth and consistency, and the sustained outperformance of the richly valued growth segment of the market provided us with a challenging investment climate for stock selection. Markets did not reward valuation, as cheap stocks got cheaper. Trend-following approaches held up better, but were difficult to capture in the narrow and volatile market environment that prevailed.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the weakest contributions to relative performance came from the consumer discretionary, health care and information technology sectors. (Contributions take weightings and total returns into account.) During the same period, the industrials and consumer staples sectors provided stronger contributions to the Fund’s performance than other sectors, but still detracted from performance relative to the S&P 500® Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included systems software developer Microsoft, household products maker Procter & Gamble, and interactive media & services platform Facebook. The stocks that detracted the most from the Fund’s absolute performance included drug retailer Walgreens Boots Alliance, department store retailer Nordstrom and integrated oil & gas company Exxon Mobil.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in semiconductor & telecommunications company QUALCOMM, while its largest increased purchase was in Microsoft, mentioned above. During the same period, the Fund sold its full position in diversified financial services firm Citigroup, while its most significantly reduced position size was Exxon Mobil, also mentioned above.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the S&P 500® Index were in the financials and real estate sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in the health care and energy sectors.

How was the Fund positioned at the end of the reporting period?

Relative to the S&P 500® Index, the Fund ended the reporting period with its largest overweight exposures to the information technology and consumer discretionary sectors, and most underweight exposures to the health care and industrials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 98.4%†
Aerospace & Defense 2.5%
Boeing Co.	921	$313,057
Curtiss-Wright Corp.	4,296	581,034
L3Harris Technologies, Inc.	1,975	407,462
Lockheed Martin Corp.	5,208	1,961,750
Northrop Grumman Corp.	4,362	1,537,518

		4,800,821

Airlines 0.8%
Delta Air Lines, Inc.	13,156	724,632
Southwest Airlines Co.	9,545	535,761
United Airlines Holdings, Inc. (a)	3,577	324,935

		1,585,328

Banks 3.5%
Bank of America Corp.	83,782	2,619,863
East West Bancorp, Inc.	4,583	196,702
JPMorgan Chase & Co.	25,839	3,227,808
Signature Bank	3,582	423,822
Wells Fargo & Co.	6,044	312,052

		6,780,247

Beverages 0.7%
Coca-Cola Co.	19,175	1,043,695
PepsiCo., Inc.	3,027	415,214

		1,458,909

Biotechnology 2.3%
AbbVie, Inc.	8,463	673,232
Amgen, Inc.	3,280	699,460
Biogen, Inc. (a)	3,613	1,079,239
Gilead Sciences, Inc.	28,676	1,826,948
Incyte Corp. (a)	2,886	242,193

		4,521,072

Building Products 0.3%
Johnson Controls International PLC	3,177	137,659
Masco Corp.	7,547	349,049

		486,708

Capital Markets 0.7%
Ameriprise Financial, Inc.	2,362	356,402
Intercontinental Exchange, Inc.	10,752	1,014,129

		1,370,531

Chemicals 0.6%
Dow, Inc.	5,649	285,218
DuPont de Nemours, Inc.	5,694	375,291
Ecolab, Inc.	1,068	205,131
Sherwin-Williams Co.	591	338,241

		1,203,881

Commercial Services & Supplies 0.9%
Clean Harbors, Inc. (a)	6,024	496,739

	Shares	Value
Commercial Services & Supplies (continued)
Republic Services, Inc.	8,455	$739,897
Waste Management, Inc.	4,210	472,404

		1,709,040

Communications Equipment 0.2%
Cisco Systems, Inc.	9,138	434,146

Consumer Finance 2.7%
American Express Co.	13,201	1,548,213
Capital One Financial Corp.	12,402	1,156,487
Discover Financial Services	14,619	1,173,321
Synchrony Financial	40,016	1,415,366

		5,293,387

Distributors 0.2%
LKQ Corp. (a)	12,854	436,907

Diversified Financial Services 2.3%
Berkshire Hathaway, Inc., Class B (a)	20,829	4,427,829

Diversified Telecommunication Services 0.8%
AT&T, Inc.	23,385	900,089
Verizon Communications, Inc.	11,170	675,450

		1,575,539

Electric Utilities 1.3%
ALLETE, Inc.	400	34,424
American Electric Power Co., Inc.	2,457	231,916
Duke Energy Corp.	2,492	234,896
Entergy Corp.	6,174	750,017
Exelon Corp.	7,046	320,523
PNM Resources, Inc.	3,303	172,251
Southern Co.	11,651	730,052

		2,474,079

Electronic Equipment, Instruments & Components 1.9%
Arrow Electronics, Inc. (a)	15,751	1,248,739
Avnet, Inc.	23,741	939,194
Jabil, Inc.	33,660	1,239,361
Tech Data Corp. (a)	2,009	244,094

		3,671,388

Energy Equipment & Services 0.2%
Schlumberger, Ltd.	14,296	467,336

Entertainment 1.3%
Netflix, Inc. (a)	3,338	959,375
Take-Two Interactive Software, Inc. (a)	8,241	991,804
Walt Disney Co.	4,243	551,251

		2,502,430

10	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 3.4%
American Campus Communities, Inc.	4,184	$209,116
American Tower Corp.	4,625	1,008,620
Apartment Investment & Management Co., Class A	11,512	631,779
Crown Castle International Corp.	1,178	163,495
Equinix, Inc.	152	86,151
Equity Residential	975	86,443
Host Hotels & Resorts, Inc.	59,395	973,484
Mid-America Apartment Communities, Inc.	4,499	625,316
Prologis, Inc.	5,439	477,327
Public Storage	2,318	516,589
Sabra Health Care REIT, Inc.	236	5,806
SBA Communications Corp.	1,823	438,705
Simon Property Group, Inc.	578	87,093
Ventas, Inc.	15,441	1,005,209
Welltower, Inc.	3,015	273,430

		6,588,563

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	1,579	469,137
Sysco Corp.	19,503	1,557,705
Walmart, Inc.	17,393	2,039,503

		4,066,345

Food Products 1.1%
General Mills, Inc.	124	6,307
Hershey Co.	5,882	863,889
Tyson Foods, Inc., Class A	15,127	1,252,364

		2,122,560

Health Care Equipment & Supplies 2.1%
Abbott Laboratories	9,576	800,649
Danaher Corp.	8,368	1,153,278
Hill-Rom Holdings, Inc.	3,634	380,443
Hologic, Inc. (a)	16,676	805,618
Intuitive Surgical, Inc. (a)	880	486,596
Medtronic PLC	4,530	493,317

		4,119,901

Health Care Providers & Services 4.4%
AmerisourceBergen Corp.	15,463	1,320,231
Anthem, Inc.	6,629	1,783,731
Cardinal Health, Inc.	9,364	463,050
Centene Corp. (a)	13,819	733,513
HCA Healthcare, Inc.	4,699	627,504
McKesson Corp.	9,818	1,305,794
UnitedHealth Group, Inc.	9,029	2,281,628

		8,515,451

Health Care Technology 0.1%
Cerner Corp.	2,072	139,073

	Shares	Value
Hotels, Restaurants & Leisure 1.9%
Darden Restaurants, Inc.	282	$31,660
McDonald’s Corp.	5,795	1,139,877
MGM Resorts International	3,208	91,428
Norwegian Cruise Line Holdings, Ltd. (a)	7,691	390,395
Starbucks Corp.	23,651	1,999,929
Yum! Brands, Inc.	275	27,970

		3,681,259

Household Durables 1.2%
NVR, Inc. (a)	198	720,045
PulteGroup, Inc.	34,390	1,349,463
Toll Brothers, Inc.	8,475	337,051

		2,406,559

Household Products 2.1%
Kimberly-Clark Corp.	3,413	453,520
Procter & Gamble Co.	29,502	3,673,294

		4,126,814

Independent Power & Renewable Electricity Producers 1.0%
AES Corp.	74,660	1,272,953
NRG Energy, Inc.	16,811	674,457

		1,947,410

Insurance 5.2%
Allstate Corp.	12,976	1,380,906
American International Group, Inc.	29,353	1,554,535
Brighthouse Financial, Inc. (a)	15,152	572,139
Everest Re Group, Ltd.	684	175,850
First American Financial Corp.	14,497	895,625
MetLife, Inc.	32,684	1,529,284
Old Republic International Corp.	38,019	849,344
Progressive Corp.	20,359	1,419,022
Prudential Financial, Inc.	8,541	778,427
Reinsurance Group of America, Inc.	2,923	474,900
Travelers Cos., Inc.	3,677	481,908

		10,111,940

Interactive Media & Services 6.3%
Alphabet, Inc. (a)
Class A	2,748	3,459,182
Class C	2,839	3,577,452
Facebook, Inc., Class A (a)	24,892	4,770,552
Twitter, Inc. (a)	15,478	463,876

		12,271,062

Internet & Direct Marketing Retail 4.7%
Amazon.com, Inc. (a)	3,612	6,417,296
eBay, Inc.	37,580	1,324,695
Expedia Group, Inc.	10,156	1,387,919

		9,129,910

IT Services 6.2%
Accenture PLC, Class A	1,035	191,910
Akamai Technologies, Inc. (a)	13,880	1,200,620

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
IT Services (continued)
CACI International, Inc., Class A (a)	5,070	$1,134,412
DXC Technology Co.	15,663	433,395
Leidos Holdings, Inc.	16,364	1,411,068
Mastercard, Inc., Class A	6,817	1,887,014
MAXIMUS, Inc.	15,130	1,161,076
PayPal Holdings, Inc. (a)	21,196	2,206,503
Visa, Inc., Class A	13,181	2,357,554

		11,983,552

Life Sciences Tools & Services 0.7%
Illumina, Inc. (a)	1,123	331,869
IQVIA Holdings, Inc. (a)	5,188	749,251
Thermo Fisher Scientific, Inc.	1,123	339,123

		1,420,243

Machinery 0.7%
Cummins, Inc.	8,433	1,454,524

Media 2.2%
Charter Communications, Inc., Class A (a)	2,440	1,141,579
Comcast Corp., Class A	61,509	2,756,833
News Corp.
Class A	10,807	148,164
Class B	22,466	317,220

		4,363,796

Metals & Mining 0.2%
Steel Dynamics, Inc.	12,635	383,599

Multi-Utilities 1.0%
CenterPoint Energy, Inc.	43,431	1,262,539
Consolidated Edison, Inc.	1,888	174,111
DTE Energy Co.	4,371	556,516

		1,993,166

Multiline Retail 1.1%
Dollar General Corp.	3,882	622,440
Target Corp.	14,806	1,582,909

		2,205,349

Oil, Gas & Consumable Fuels 4.3%
Chevron Corp.	25,108	2,916,043
ConocoPhillips	30,623	1,690,390
Exxon Mobil Corp.	14,281	964,967
HollyFrontier Corp.	23,564	1,294,606
Valero Energy Corp.	15,701	1,522,683

		8,388,689

Pharmaceuticals 1.7%
Johnson & Johnson	11,574	1,528,231
Merck & Co., Inc.	14,622	1,267,143
Mylan N.V. (a)	7,327	140,312
Pfizer, Inc.	8,260	316,936

		3,252,622

	Shares	Value
Professional Services 1.3%
ManpowerGroup, Inc.	13,836	$1,257,969
Nielsen Holdings PLC	61,813	1,246,150

		2,504,119

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A (a)	6,971	373,297

Road & Rail 0.4%
Union Pacific Corp.	4,277	707,672

Semiconductors & Semiconductor Equipment 4.4%
Applied Materials, Inc.	15,269	828,496
Broadcom, Inc.	7,320	2,143,662
Intel Corp.	10,055	568,409
Micron Technology, Inc. (a)	35,831	1,703,764
NVIDIA Corp.	1,487	298,917
Qorvo, Inc. (a)	3,315	268,051
QUALCOMM, Inc.	24,952	2,007,139
Texas Instruments, Inc.	6,754	796,904

		8,615,342

Software 7.1%
Adobe, Inc. (a)	821	228,181
Cadence Design Systems, Inc. (a)	11,608	758,583
CDK Global, Inc.	13,428	678,651
Intuit, Inc.	18	4,635
j2 Global, Inc.	1,062	100,848
Microsoft Corp.	67,239	9,640,055
NortonLifeLock, Inc.	58,061	1,328,436
Salesforce.com, Inc. (a)	6,699	1,048,326

		13,787,715

Specialty Retail 3.0%
Aaron’s, Inc.	16,739	1,254,253
AutoZone, Inc. (a)	1,303	1,491,127
Best Buy Co., Inc.	15,626	1,122,416
Home Depot, Inc.	8,561	2,008,239

		5,876,035

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	32,883	8,179,975
HP, Inc.	58,899	1,023,076

		9,203,051

Textiles, Apparel & Luxury Goods 0.1%
NIKE, Inc., Class B	2,064	184,831
Skechers U.S.A., Inc., Class A (a)	1,389	51,907

		236,738

Tobacco 0.3%
Altria Group, Inc.	10,521	471,235
Philip Morris International, Inc.	1,681	136,902

		608,137

Total Common Stocks (Cost $172,361,052)		191,784,071

12	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Fund 1.6%
SPDR S&P 500 ETF Trust	10,037	$3,044,523

Total Exchange-Traded Fund (Cost $2,917,030)		3,044,523

Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 1.76% (b)	30,055	30,054

Total Short-Term Investment (Cost $30,054)		30,054

Total Investments (Cost $175,308,136)	100.0%	194,858,648
Other Assets, Less Liabilities	(0.0)‡	(47,363)
Net Assets	100.0%	$194,811,285
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$191,784,071	$—	$—	$191,784,071
Exchange-Traded Fund	3,044,523	—	—	3,044,523
Short-Term Investment
Affiliated Investment Company	30,054	—	—	30,054

Total Investments in Securities	$194,858,648	$—	$—	$194,858,648

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $175,278,082)	$194,828,594
Investment in affiliated investment company, at value (identified cost $30,054)	30,054
Receivables:
Dividends	116,084
Fund shares sold	11,819
Other assets	33,169

Total assets	195,019,720

Liabilities
Due to custodian	361
Payables:
Manager (See Note 3)	89,520
Transfer agent (See Note 3)	30,351
NYLIFE Distributors (See Note 3)	30,262
Professional fees	15,601
Fund shares redeemed	14,733
Custodian	11,463
Shareholder communication	10,390
Trustees	346
Accrued expenses	5,408

Total liabilities	208,435

Net assets	$194,811,285

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$78,666
Additional paid-in capital	164,327,431

164,406,097
Total distributable earnings (loss)	30,405,188

Net assets	$194,811,285

Class A
Net assets applicable to outstanding shares	$63,814,038

Shares of beneficial interest outstanding	2,561,141

Net asset value per share outstanding	$24.92
Maximum sales charge (5.50% of offering price)	1.45

Maximum offering price per share outstanding	$26.37

Investor Class
Net assets applicable to outstanding shares	$17,203,075

Shares of beneficial interest outstanding	690,966

Net asset value per share outstanding	$24.90
Maximum sales charge (5.50% of offering price)	1.45

Maximum offering price per share outstanding	$26.35

Class B
Net assets applicable to outstanding shares	$4,718,398

Shares of beneficial interest outstanding	209,722

Net asset value and offering price per share outstanding	$22.50

Class C
Net assets applicable to outstanding shares	$10,945,638

Shares of beneficial interest outstanding	486,963

Net asset value and offering price per share outstanding	$22.48

Class I
Net assets applicable to outstanding shares	$97,902,999

Shares of beneficial interest outstanding	3,908,591

Net asset value and offering price per share outstanding	$25.05

Class R3
Net assets applicable to outstanding shares	$227,137

Shares of beneficial interest outstanding	9,171

Net asset value and offering price per share outstanding	$24.77

14	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated	$4,055,295
Securities lending	5,650
Dividends-affiliated	3,316
Interest	91
Other	789

Total income	4,065,141

Expenses
Manager (See Note 3)	1,084,722
Distribution/Service—Class A (See Note 3)	157,334
Distribution/Service—Investor Class (See Note 3)	41,668
Distribution/Service—Class B (See Note 3)	51,666
Distribution/Service—Class C (See Note 3)	125,017
Distribution/Service—Class R3 (See Note 3)	842
Transfer agent (See Note 3)	189,323
Registration	109,519
Professional fees	70,574
Custodian	31,763
Shareholder communication	16,397
Trustees	4,931
Shareholder service (See Note 3)	168
Miscellaneous	16,619

Total expenses before waiver/reimbursement	1,900,543
Expense waiver/reimbursement from Manager (See Note 3)	(13,526)

Net expenses	1,887,017

Net investment income (loss)	2,178,124

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	10,856,225
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(457,951)

Net realized and unrealized gain (loss) on investments	10,398,274

Net increase (decrease) in net assets resulting from operations	$12,576,398

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,178,124	$1,661,304
Net realized gain (loss) on investments	10,856,225	22,973,916
Net change in unrealized appreciation (depreciation) on investments	(457,951)	(10,553,207)

Net increase (decrease) in net assets resulting from operations	12,576,398	14,082,013

Distributions to shareholders:
Class A	(7,174,046)	(504,518)
Investor Class	(1,811,319)	(109,255)
Class B	(659,612)	—
Class C	(1,668,996)	—
Class I	(11,081,969)	(1,062,640)
Class R3	(14,964)	(647)

Total distributions to shareholders	(22,410,906)	(1,677,060)

Capital share transactions:
Net proceeds from sale of shares	66,241,784	59,074,323
Net asset value of shares issued to shareholders in reinvestment of distributions	21,959,979	1,632,738
Cost of shares redeemed	(83,441,713)	(62,972,216)

Increase (decrease) in net assets derived from capital share transactions	4,760,050	(2,265,155)

Net increase (decrease) in net assets	(5,074,458)	10,139,798

Net Assets
Beginning of year	199,885,743	189,745,945

End of year	$194,811,285	$199,885,743

16	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016		2015

Net asset value at beginning of year	$26.31	$24.56	$19.95	$20.20		$19.39

Net investment income (loss) (a)	0.26	0.24	0.23	0.25		0.20

Net realized and unrealized gain (loss) on investments	1.28	1.74	4.63	(0.28)		0.76

Total from investment operations	1.54	1.98	4.86	(0.03)		0.96

Less dividends and distributions:

From net investment income	(0.22)	(0.23)	(0.25)	(0.22)		(0.15)

From net realized gain on investments	(2.71)	—	—	—		—

Total dividends and distributions	(2.93)	(0.23)	(0.25)	(0.22)		(0.15)

Net asset value at end of year	$24.92	$26.31	$24.56	$19.95		$20.20

Total investment return (b)	6.80%	8.07%	24.59%	(0.13%)		4.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.08%	0.90%	1.05%	1.29	% (c)	1.01%

Net expenses (d)	0.97%	0.97%	0.96%	0.95	% (e)	0.96%

Portfolio turnover rate	164%	137%	134%	164%		158%

Net assets at end of year (in 000’s)	$63,814	$63,956	$53,909	$42,928		$52,985

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$26.29	$24.53	$19.93	$20.19		$19.38

Net investment income (loss) (a)	0.20	0.18	0.18	0.21		0.16

Net realized and unrealized gain (loss) on investments	1.27	1.74	4.62	(0.29)		0.76

Total from investment operations	1.47	1.92	4.80	(0.08)		0.92

Less dividends and distributions:

From net investment income	(0.15)	(0.16)	(0.20)	(0.18)		(0.11)

From net realized gain on investments	(2.71)	—	—	—		—

Total dividends and distributions	(2.86)	(0.16)	(0.20)	(0.18)		(0.11)

Net asset value at end of year	$24.90	$26.29	$24.53	$19.93		$20.19

Total investment return (b)	6.51%	7.82%	24.25%	(0.39%)		4.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.82%	0.68%	0.83%	1.05	% (c)	0.82%

Net expenses (d)	1.23%	1.21%	1.22%	1.20	% (e)	1.17%

Expenses (before waiver/reimbursement) (d)	1.27%	1.23%	1.22%	1.20	% (e)	1.17%

Portfolio turnover rate	164%	137%	134%	164%		158%

Net assets at end of year (in 000’s)	$17,203	$16,580	$17,216	$21,880		$22,939

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016		2015

Net asset value at beginning of year	$24.04	$22.46	$18.25	$18.49		$17.81

Net investment income (loss) (a)	0.02	(0.02)	0.01	0.05		0.02

Net realized and unrealized gain (loss) on investments	1.15	1.60	4.24	(0.26)		0.69

Total from investment operations	1.17	1.58	4.25	(0.21)		0.71

Less dividends and distributions:

From net investment income	—	—	(0.04)	(0.03)		(0.03)

From net realized gain on investments	(2.71)	—	—	—		—

Total dividends and distributions	(2.71)	—	(0.04)	(0.03)		(0.03)

Net asset value at end of year	$22.50	$24.04	$22.46	$18.25		$18.49

Total investment return (b)	5.71%	7.03%	23.31%	(1.12%)		4.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.10%	(0.07%)	0.06%	0.30	% (c)	0.09%

Net expenses (d)	1.98%	1.96%	1.97%	1.95	% (e)	1.92%

Expenses (before waiver/reimbursement) (d)	2.02%	1.98%	1.97%	1.95	% (e)	1.92%

Portfolio turnover rate	164%	137%	134%	164%		158%

Net assets at end of year (in 000’s)	$4,718	$5,855	$6,635	$6,604		$6,816

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Year ended October 31,

Class C	2019	2018	2017	2016		2015

Net asset value at beginning of year	$24.02	$22.45	$18.24	$18.48		$17.80

Net investment income (loss) (a)	0.02	(0.02)	0.01	0.06		0.01

Net realized and unrealized gain (loss) on investments	1.15	1.59	4.24	(0.27)		0.70

Total from investment operations	1.17	1.57	4.25	(0.21)		0.71

Less dividends and distributions:

From net investment income	—	—	(0.04)	(0.03)		(0.03)

From net realized gain on investments	(2.71)	—	—	—		—

Total dividends and distributions	(2.71)	—	(0.04)	(0.03)		(0.03)

Net asset value at end of year	$22.48	$24.02	$22.45	$18.24		$18.48

Total investment return (b)	5.72%	6.99%	23.33%	(1.12%)		4.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.10%	(0.08%)	0.06%	0.34	% (c)	0.06%

Net expenses (d)	1.98%	1.96%	1.97%	1.95	% (e)	1.92%

Expenses (before waiver/reimbursement) (d)	2.02%	1.98%	1.97%	1.95	% (e)	1.92%

Portfolio turnover rate	164%	137%	134%	164%		158%

Net assets at end of year (in 000’s)	$10,946	$14,964	$15,459	$16,509		$25,775

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

18	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016		2015

Net asset value at beginning of year	$26.44	$24.67	$20.04	$20.29		$19.45

Net investment income (loss) (a)	0.32	0.31	0.29	0.31		0.26

Net realized and unrealized gain (loss) on investments	1.28	1.74	4.65	(0.29)		0.76

Total from investment operations	1.60	2.05	4.94	0.02		1.02

Less dividends and distributions:

From net investment income	(0.28)	(0.28)	(0.31)	(0.27)		(0.18)

From net realized gain on investments	(2.71)	—	—	—		—

Total dividends and distributions	(2.99)	(0.28)	(0.31)	(0.27)		(0.18)

Net asset value at end of year	$25.05	$26.44	$24.67	$20.04		$20.29

Total investment return (b)	7.06%	8.36%	24.89%	0.12%		5.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.34%	1.16%	1.31%	1.55	% (c)	1.30%

Net expenses (d)	0.72%	0.71%	0.71%	0.70	% (e)	0.71%

Portfolio turnover rate	164%	137%	134%	164%		158%

Net assets at end of year (in 000’s)	$97,903	$98,395	$96,441	$87,774		$91,561

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.71%.

	Year ended October 31,			February 29, 2016^ through October 31, 2016

Class R3	2019	2018	2017

Net asset value at beginning of period	$26.17	$24.48	$19.90	$18.44

Net investment income (loss) (a)	0.17	0.14	0.13	0.10

Net realized and unrealized gain (loss) on investments	1.28	1.73	4.65	1.36

Total from investment operations	1.45	1.87	4.78	1.46

Less dividends and distributions:

From net investment income	(0.14)	(0.18)	(0.20)	—

From net realized gain on investments	(2.71)	—	—	—

Total dividends and distributions	(2.85)	(0.18)	(0.20)	—

Net asset value at end of period	$24.77	$26.17	$24.48	$19.90

Total investment return (b)	6.42%	7.66%	24.17%	7.92	%(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.70%	0.52%	0.60%	0.74	%††(d)

Net expenses (e)	1.32%	1.32%	1.31%	1.31	%††(f)

Portfolio turnover rate	164%	137%	134%	164%

Net assets at end of period (in 000’s)	$227	$137	$86	$29

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Common Stock Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R2 shares were registered for sale effective as of December 14, 2007. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R2 and Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class R2 and Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased.

Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current

20	MainStay MacKay Common Stock Fund

day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

21

Notes to Financial Statements (continued)

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if

22	MainStay MacKay Common Stock Fund

any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund did not have any portfolio securities on loan.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2019, the effective management fee rate was 0.55%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $1,084,722 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $13,526 and paid the Subadvisor in the amount of $535,598.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent

23

Notes to Financial Statements (continued)

third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R3	$168

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $15,195 and $8,450, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,027, $6,328 and $710, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company

LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$27,776
Investor Class	56,847
Class B	17,633
Class C	42,676
Class I	44,317
Class R3	74

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$67	$30,548	$(30,585)	$—	$—	$30	$3	$—	30

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$38,380	16.9%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$176,053,538	$21,100,082	$(2,294,972)	$18,805,110

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$2,071,174	$9,528,904	$—	$18,805,110	$30,405,188

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(875,556)	$875,556

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$8,124,295	$1,677,060
Long-term capital gains	14,286,611	—
Total	$22,410,906	$1,677,060

24	MainStay MacKay Common Stock Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $322,709 and $337,923, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	634,867	$15,446,282
Shares issued to shareholders in reinvestment of dividends and distributions	308,961	7,090,652
Shares redeemed	(864,519)	(20,741,150)

Net increase (decrease) in shares outstanding before conversion	79,309	1,795,784
Shares converted into Class A (See Note 1)	77,193	1,826,016
Shares converted from Class A (See Note 1)	(25,769)	(619,768)

Net increase (decrease)	130,733	$3,002,032

Year ended October 31, 2018:
Shares sold	567,715	$14,915,276
Shares issued to shareholders in reinvestment of dividends and distributions	19,112	488,895
Shares redeemed	(490,183)	(12,797,701)

Net increase (decrease) in shares outstanding before conversion	96,644	2,606,470
Shares converted into Class A (See Note 1)	152,900	4,063,461
Shares converted from Class A (See Note 1)	(14,162)	(374,984)

Net increase (decrease)	235,382	$6,294,947

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	208,041	$5,077,628
Shares issued to shareholders in reinvestment of dividends and distributions	78,698	1,809,263
Shares redeemed	(217,777)	(5,309,122)

Net increase (decrease) in shares outstanding before conversion	68,962	1,577,769
Shares converted into Investor Class (See Note 1)	47,135	1,116,052
Shares converted from Investor Class (See Note 1)	(55,763)	(1,323,068)

Net increase (decrease)	60,334	$1,370,753

Year ended October 31, 2018:
Shares sold	103,313	$2,733,830
Shares issued to shareholders in reinvestment of dividends and distributions	3,927	100,577
Shares redeemed	(66,844)	(1,765,739)

Net increase (decrease) in shares outstanding before conversion	40,396	1,068,668
Shares converted into Investor Class (See Note 1)	29,664	788,176
Shares converted from Investor Class (See Note 1)	(141,244)	(3,754,085)

Net increase (decrease)	(71,184)	$(1,897,241)

25

Notes to Financial Statements (continued)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	75,506	$1,687,776
Shares issued to shareholders in reinvestment of dividends and distributions	30,000	627,606
Shares redeemed	(111,007)	(2,443,239)

Net increase (decrease) in shares outstanding before conversion	(5,501)	(127,857)
Shares converted from Class B (See Note 1)	(28,333)	(600,229)

Net increase (decrease)	(33,834)	$(728,086)

Year ended October 31, 2018:
Shares sold	17,385	$425,028
Shares redeemed	(39,619)	(950,724)

Net increase (decrease) in shares outstanding before conversion	(22,234)	(525,696)
Shares converted from Class B (See Note 1)	(29,591)	(722,568)

Net increase (decrease)	(51,825)	$(1,248,264)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	84,098	$1,779,072
Shares issued to shareholders in reinvestment of dividends and distributions	65,052	1,359,589
Shares redeemed	(266,298)	(5,719,806)

Net increase (decrease) in shares outstanding before conversion	(117,148)	(2,581,145)
Shares converted from Class C (See Note 1)	(18,800)	(399,003)

Net increase (decrease)	(135,948)	$(2,980,148)

Year ended October 31, 2018:
Shares sold	87,450	$2,084,523
Shares redeemed	(153,217)	(3,697,525)

Net increase (decrease)	(65,767)	$(1,613,002)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,781,608	$42,155,132
Shares issued to shareholders in reinvestment of dividends and distributions	480,594	11,063,276
Shares redeemed	(2,074,881)	(49,216,070)

Net increase (decrease)	187,321	$4,002,338

Year ended October 31, 2018:
Shares sold	1,421,800	$38,823,618
Shares issued to shareholders in reinvestment of dividends and distributions	40,660	1,042,924
Shares redeemed	(1,650,017)	(43,712,786)

Net increase (decrease)	(187,557)	$(3,846,244)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	4,060	$95,894
Shares issued to shareholders in reinvestment of dividends and distributions	419	9,593
Shares redeemed	(531)	(12,326)

Net increase (decrease)	3,948	$93,161

Year ended October 31, 2018:
Shares sold	3,394	$92,048
Shares issued to shareholders in reinvestment of dividends and distributions	13	342
Shares redeemed	(1,694)	(47,741)

Net increase (decrease)	1,713	$44,649

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that

26	MainStay MacKay Common Stock Fund

court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholders’ defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, the Fund does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Common Stock Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

28	MainStay MacKay Common Stock Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $14,286,611 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $3,011,270 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 36.44% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay MacKay Common Stock Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

31

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay MacKay Common Stock Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716826 MS159-19	MSCS11-12/19 (NYLIM) NL219

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7/1/1995	10.61% 17.05	11.00% 12.26	13.57% 14.22	0.98 0.98%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	10.53 16.96	10.91 12.18	13.48 14.13	1.07 1.07
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/1/2005	11.40 15.96	11.14 11.34	13.28 13.28	1.82 1.82
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/1/2005	15.06 15.97	11.33 11.33	13.26 13.26	1.82 1.82
Class I Shares	No Sales Charge		4/1/2005	17.29	12.53	14.51	0.73
Class R1 Shares	No Sales Charge		4/1/2005	17.25	12.44	14.39	0.83
Class R2 Shares	No Sales Charge		4/1/2005	16.89	12.13	14.10	1.08
Class R3 Shares	No Sales Charge		4/28/2006	16.69	11.87	13.82	1.33
Class R6 Shares	No Sales Charge		6/17/2013	17.49	12.67	14.67	0.64

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	17.10%	13.43%	15.41%
S&P 500® Index[5]	14.33	10.78	13.70
Morningstar Large Growth Category Average[6]	14.51	11.00	13.63

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S.  stock-

market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,021.30	$4.99	$1,020.27	$4.99	0.98%

Investor Class Shares	$1,000.00	$1,020.60	$5.55	$1,019.71	$5.55	1.09%

Class B Shares	$1,000.00	$1,017.50	$9.36	$1,015.93	$9.35	1.84%

Class C Shares	$1,000.00	$1,016.20	$9.35	$1,015.93	$9.35	1.84%

Class I Shares	$1,000.00	$1,022.40	$3.72	$1,021.53	$3.72	0.73%

Class R1 Shares	$1,000.00	$1,022.10	$4.23	$1,021.02	$4.23	0.83%

Class R2 Shares	$1,000.00	$1,021.40	$5.50	$1,019.76	$5.50	1.08%

Class R3 Shares	$1,000.00	$1,020.60	$6.77	$1,018.50	$6.77	1.33%

Class R6 Shares	$1,000.00	$1,023.20	$3.26	$1,021.98	$3.26	0.64%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Software	17.9%

IT Services	16.2

Interactive Media & Services	10.4

Internet & Direct Marketing Retail	8.7

Technology Hardware, Storage & Peripherals	5.1

Health Care Equipment & Supplies	4.6

Textiles, Apparel & Luxury Goods	4.3

Pharmaceuticals	3.7

Specialty Retail	3.6

Semiconductors & Semiconductor Equipment	3.4

Aerospace & Defense	3.1

Chemicals	2.4

Health Care Providers & Services	2.0

Automobiles	1.9

Capital Markets	1.8%

Equity Real Estate Investment Trusts	1.5

Life Sciences Tools & Services	1.5

Professional Services	1.3

Biotechnology	1.2

Health Care Technology	1.0

Machinery	1.0

Road & Rail	1.0

Entertainment	0.9

Food & Staples Retailing	0.9

Leisure Products	0.2

Short-Term Investments	0.5

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Alphabet, Inc.

4.	Apple, Inc.

5.	Visa, Inc., Class A

6.	Facebook, Inc., Class A

  7. salesforce.com, Inc.

8.	Mastercard, Inc., Class A

9.	Adobe, Inc.

10.	NIKE, Inc., Class B

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Large Cap Growth Fund returned 17.29%, outperforming the 17.10% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also outperformed the 14.33% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 14.51% return of the Morningstar Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Russell 1000® Growth Index during the reporting period largely due to good individual security selection, most notably in the information technology and health care sectors. Security selection proved weakest in the communication services and consumer discretionary sectors. The Fund’s relative strong gains were broadly based, with eight of eleven sectors positively contributing to relative performance versus the benchmark. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The information technology and health care sectors were the strongest contributors to the Fund’s relative performance during the reporting period, while the communication services and consumer discretionary sectors detracted most from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The two stocks that made the strongest positive contribution to the Fund’s absolute performance during the reporting period were multinational technology company Apple and Moody’s Corporation, a credit rating, research and risk analysis firm. The two stocks that detracted the most from absolute performance included small business technology provider GoDaddy and online social media company Facebook.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included Facebook and Apple, both mentioned above. The Fund’s largest sales during the reporting period included global real estate investment trust (REIT) American Tower and aerospace manufacturer Boeing.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s allocation to the information technology sector increased the most during the reporting period, followed by increased exposure to the consumer discretionary sector. The Fund’s allocation to the industrials sector decreased the most during the reporting period, followed by health care.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund’s exposure across Winslow Capital Management’s proprietary three types of growth was as follows: 40% consistent growth (companies that have greater earnings-per-share growth than the market and are demonstrably not cyclical); 38% dynamic growth (companies that have dynamic positions with superior competitive advantages and that generate revenue growth at or above 10%); and 22% cyclical growth (companies that have exposure to product, industry, regulatory or economic cycles and have prospects for superior earnings growth in the coming 24 months). At the sector level, the Fund held its largest overweight exposures relative to the Russell 1000® Growth Index in the information technology and consumer discretionary sectors. Its most significant underweight exposures included the consumer staples and industrials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 99.6%†
Aerospace & Defense 3.1%
Boeing Co.	733,050	$249,171,026
Northrop Grumman Corp.	321,730	113,403,390

		362,574,416

Automobiles 1.9%
Ferrari N.V.	1,348,860	215,979,463

Biotechnology 1.2%
Exact Sciences Corp. (a)	1,610,900	140,148,300

Capital Markets 1.8%
Moody’s Corp.	945,250	208,607,222

Chemicals 2.4%
Linde PLC	605,130	120,027,535
Sherwin-Williams Co.	269,315	154,134,361

		274,161,896

Entertainment 0.9%
Walt Disney Co.	854,500	111,016,640

Equity Real Estate Investment Trusts 1.5%
Equinix, Inc.	303,850	172,216,103

Food & Staples Retailing 0.9%
Costco Wholesale Corp.	370,800	110,168,388

Health Care Equipment & Supplies 4.6%
Abbott Laboratories	2,211,820	184,930,270
Intuitive Surgical, Inc. (a)	292,310	161,632,815
Stryker Corp.	877,870	189,856,945

		536,420,030

Health Care Providers & Services 2.0%
UnitedHealth Group, Inc.	927,600	234,404,520

Health Care Technology 1.0%
Veeva Systems, Inc., Class A (a)	826,750	117,257,952

Interactive Media & Services 10.4%
Alphabet, Inc. (a)
Class A	262,990	331,051,812
Class C	267,041	336,501,035
Facebook, Inc., Class A (a)	2,819,180	540,295,847

		1,207,848,694

Internet & Direct Marketing Retail 8.7%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	828,870	146,436,463
Amazon.com, Inc. (a)	427,890	760,215,048
MercadoLibre, Inc. (a)	204,170	106,478,738

		1,013,130,249

	Shares	Value
IT Services 16.2%
Automatic Data Processing, Inc.	1,110,150	$180,099,635
Fiserv, Inc. (a)	2,320,510	246,298,931
GoDaddy, Inc., Class A (a)	2,456,850	159,768,956
Mastercard, Inc., Class A	1,431,900	396,364,239
Pagseguro Digital, Ltd., Class A (a)	2,682,570	99,469,696
PayPal Holdings, Inc. (a)	2,309,830	240,453,303
Visa, Inc., Class A	3,132,400	560,261,064

		1,882,715,824

Leisure Products 0.2%
Peloton Interactive, Inc., Class A (a)(b)	856,600	20,447,042

Life Sciences Tools & Services 1.5%
Thermo Fisher Scientific, Inc.	577,420	174,369,292

Machinery 1.0%
Fortive Corp.	1,745,190	120,418,110

Pharmaceuticals 3.7%
AstraZeneca PLC, Sponsored ADR	4,155,200	203,729,456
Zoetis, Inc.	1,777,140	227,331,749

		431,061,205

Professional Services 1.3%
CoStar Group, Inc. (a)	274,240	150,700,365

Road & Rail 1.0%
Union Pacific Corp.	694,710	114,946,717

Semiconductors & Semiconductor Equipment 3.4%
Microchip Technology, Inc.	1,578,100	148,799,049
NVIDIA Corp.	788,400	158,484,168
Texas Instruments, Inc.	779,900	92,020,401

		399,303,618

Software 17.9%
Adobe, Inc. (a)	1,225,860	340,703,270
Intuit, Inc.	975,910	251,296,825
Microsoft Corp.	6,269,030	898,790,831
salesforce.com, Inc. (a)	2,944,890	460,845,836
Workday, Inc., Class A (a)	794,770	128,879,903

		2,080,516,665

Specialty Retail 3.6%
Five Below, Inc. (a)	1,069,700	133,830,167
Lowe’s Cos., Inc.	2,548,540	284,442,549

		418,272,716

Technology Hardware, Storage & Peripherals 5.1%
Apple, Inc.	2,399,400	596,874,744

10	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 4.3%
NIKE, Inc., Class B	3,464,840	$310,276,422
VF Corp.	2,316,150	190,595,983

		500,872,405

Total Common Stocks (Cost $6,769,029,182)		11,594,432,576

Short-Term Investments 0.5%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 1.76% (c)	35,342,993	35,342,993

Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (c)(d)	20,519,380	20,519,380

Total Short-Term Investments (Cost $55,862,373)		55,862,373

Total Investments (Cost $6,824,891,555)	100.1%	11,650,294,949
Other Assets, Less Liabilities	(0.1)	(10,903,400)
Net Assets	100.0%	$11,639,391,549
†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $20,242,290; the total market value of collateral held by the Fund was $20,565,138. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $45,758 (See Note 2(G)).

(c)	Current yield as of October 31, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$11,594,432,576	$—	$—	$11,594,432,576
Short-Term Investments
Affiliated Investment Company	35,342,993	—	—	35,342,993
Unaffiliated Investment Company	20,519,380	—	—	20,519,380

Total Short-Term Investments	55,862,373	—	—	55,862,373

Total Investments in Securities	$11,650,294,949	$—	$—	$11,650,294,949

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $6,789,548,562) including securities on loan of $20,242,290	$11,614,951,956
Investment in affiliated investment company, at value (identified cost $35,342,993)	35,342,993
Receivables:
Investment securities sold	36,601,187
Fund shares sold	21,776,232
Dividends	3,910,637
Securities lending	88,390
Other assets	89,714

Total assets	11,712,761,109

Liabilities
Cash collateral received for securities on loan	20,519,380
Payables:
Fund shares redeemed	44,338,509
Manager (See Note 3)	6,174,339
Transfer agent (See Note 3)	1,412,618
NYLIFE Distributors (See Note 3)	425,548
Shareholder communication	194,015
Professional fees	153,422
Custodian	51,513
Trustees	21,889
Accrued expenses	78,327

Total liabilities	73,369,560

Net assets	$11,639,391,549

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,284,085
Additional paid-in capital	5,631,297,190

5,642,581,275
Total distributable earnings (loss)	5,996,810,274

Net assets	$11,639,391,549

Class A
Net assets applicable to outstanding shares	$1,008,608,353

Shares of beneficial interest outstanding	105,190,297

Net asset value per share outstanding	$9.59
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.15

Investor Class
Net assets applicable to outstanding shares	$109,236,183

Shares of beneficial interest outstanding	11,597,992

Net asset value per share outstanding	$9.42
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$9.97

Class B
Net assets applicable to outstanding shares	$21,015,425

Shares of beneficial interest outstanding	2,783,203

Net asset value and offering price per share outstanding	$7.55

Class C
Net assets applicable to outstanding shares	$131,945,314

Shares of beneficial interest outstanding	17,513,389

Net asset value and offering price per share outstanding	$7.53

Class I
Net assets applicable to outstanding shares	$6,080,319,914

Shares of beneficial interest outstanding	579,672,542

Net asset value and offering price per share outstanding	$10.49

Class R1
Net assets applicable to outstanding shares	$919,235,684

Shares of beneficial interest outstanding	90,415,918

Net asset value and offering price per share outstanding	$10.17

Class R2
Net assets applicable to outstanding shares	$163,288,432

Shares of beneficial interest outstanding	17,135,828

Net asset value and offering price per share outstanding	$9.53

Class R3
Net assets applicable to outstanding shares	$57,283,213

Shares of beneficial interest outstanding	6,417,874

Net asset value and offering price per share outstanding	$8.93

Class R6
Net assets applicable to outstanding shares	$3,148,459,031

Shares of beneficial interest outstanding	297,681,504

Net asset value and offering price per share outstanding	$10.58

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$87,883,211
Dividends-affiliated	1,619,200
Securities lending	621,456
Interest	2,376

Total income	90,126,243

Expenses
Manager (See Note 3)	71,525,027
Transfer agent (See Note 3)	8,634,638
Distribution/Service—Class A (See Note 3)	2,378,800
Distribution/Service—Investor Class (See Note 3)	278,633
Distribution/Service—Class B (See Note 3)	235,393
Distribution/Service—Class C (See Note 3)	1,645,671
Distribution/Service—Class R2 (See Note 3)	503,258
Distribution/Service—Class R3 (See Note 3)	297,736
Shareholder service (See Note 3)	1,230,836
Professional fees	695,328
Shareholder communication	466,974
Trustees	287,434
Registration	230,653
Custodian	107,262
Miscellaneous	388,075

Total expenses before waiver/reimbursement	88,905,718
Expense waiver/reimbursement from Manager (See Note 3)	(176,956)

Net expenses	88,728,762

Net investment income (loss)	1,397,481

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	1,343,085,065
Net change in unrealized appreciation (depreciation) on unaffiliated investments	462,179,012

Net realized and unrealized gain (loss) on investments	1,805,264,077

Net increase (decrease) in net assets resulting from operations	$1,806,661,558

(a)	Dividends recorded net of foreign withholding taxes in the amount of $264,708.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,397,481	$(1,280,547)
Net realized gain (loss) on investments	1,343,085,065	2,288,400,255
Net change in unrealized appreciation (depreciation) on investments	462,179,012	(810,084,748)

Net increase (decrease) in net assets resulting from operations	1,806,661,558	1,477,034,960

Distributions to shareholders:
Class A	(198,645,333)	(129,538,086)
Investor Class	(19,327,235)	(16,387,495)
Class B	(5,587,234)	(5,472,548)
Class C	(41,980,795)	(38,578,584)
Class I	(1,039,849,373)	(948,232,853)
Class R1	(190,986,946)	(224,360,524)
Class R2	(40,446,981)	(45,003,587)
Class R3	(11,941,266)	(12,069,586)
Class R6	(419,727,421)	(294,234,482)

Total distributions to shareholders	(1,968,492,584)	(1,713,877,745)

Capital share transactions:
Net proceeds from sale of shares	2,510,739,822	2,653,181,595
Net asset value of shares issued to shareholders in reinvestment of distributions	1,806,158,715	1,568,090,662
Cost of shares redeemed	(4,066,296,731)	(4,616,519,806)

Increase (decrease) in net assets derived from capital share transactions	250,601,806	(395,247,549)

Net increase (decrease) in net assets	88,770,780	(632,090,334)

Net Assets
Beginning of year	11,550,620,769	12,182,711,103

End of year	$11,639,391,549	$11,550,620,769

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.95	$10.41	$9.17	$10.68	$10.91

Net investment income (loss) (a)	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)

Net realized and unrealized gain (loss) on investments	1.48	1.12	2.31	(0.23)	0.85

Total from investment operations	1.46	1.10	2.30	(0.24)	0.83

Less dividends and distributions:

From net investment income	—	(0.00)‡	—	—	—

From net realized gain on investments	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Total dividends and distributions	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of year	$9.59	$9.95	$10.41	$9.17	$10.68

Total investment return (b)	17.05%	12.36%	28.54%	(2.44%)	8.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.20%)	(0.21%)	(0.15%)	(0.13%)	(0.23%)

Net expenses (c)	0.99%	0.97%	1.00%	0.99%	0.99%

Expenses (before waiver/reimbursement) (c)	0.99%	0.98%	1.00%	1.00%	0.99%

Portfolio turnover rate	54%	52%	61%	84%	66%

Net assets at end of year (in 000’s)	$1,008,608	$1,092,962	$960,123	$882,021	$1,202,852

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.81	$10.30	$9.09	$10.61	$10.84

Net investment income (loss) (a)	(0.03)	(0.03)	(0.02)	(0.02)	(0.03)

Net realized and unrealized gain (loss) on investments	1.46	1.10	2.29	(0.23)	0.86

Total from investment operations	1.43	1.07	2.27	(0.25)	0.83

Less distributions:

From net realized gain on investments	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of year	$9.42	$9.81	$10.30	$9.09	$10.61

Total investment return (b)	16.96%	12.19%	28.45%	(2.57%)	8.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.31%)	(0.30%)	(0.19%)	(0.19%)	(0.28%)

Net expenses (c)	1.09%	1.06%	1.07%	1.05%	1.04%

Expenses (before waiver/reimbursement) (c)	1.10%	1.07%	1.07%	1.06%	1.04%

Portfolio turnover rate	54%	52%	61%	84%	66%

Net assets at end of year (in 000’s)	$109,236	$103,987	$108,078	$167,631	$180,154

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018		2017	2016	2015

Net asset value at beginning of year	$8.26	$8.98		$8.11	$9.67	$10.04

Net investment income (loss) (a)	(0.08)	(0.09)		(0.08)	(0.08)	(0.10)

Net realized and unrealized gain (loss) on investments	1.19	0.93		2.01	(0.21)	0.79

Total from investment operations	1.11	0.84		1.93	(0.29)	0.69

Less distributions:

From net realized gain on investments	(1.82)	(1.56)		(1.06)	(1.27)	(1.06)

Net asset value at end of year	$7.55	$8.26		$8.98	$8.11	$9.67

Total investment return (b)	15.96%	11.28	% (c)	27.61%	(3.32%)	7.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.05%)	(1.04%)		(0.96%)	(0.94%)	(1.03%)

Net expenses (d)	1.84%	1.81%		1.82%	1.80%	1.79%

Expenses (before waiver/reimbursement) (d)	1.85%	1.82%		1.82%	1.81%	1.79%

Portfolio turnover rate	54%	52%		61%	84%	66%

Net assets at end of year (in 000’s)	$21,015	$25,685		$31,793	$36,549	$47,779

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$8.25	$8.96	$8.10	$9.66	$10.03

Net investment income (loss) (a)	(0.07)	(0.09)	(0.08)	(0.08)	(0.10)

Net realized and unrealized gain (loss) on investments	1.17	0.94	2.00	(0.21)	0.79

Total from investment operations	1.10	0.85	1.92	(0.29)	0.69

Less distributions:

From net realized gain on investments	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of year	$7.53	$8.25	$8.96	$8.10	$9.66

Total investment return (b)	15.97%	11.42%	27.51%	(3.31%)	7.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.04%)	(1.05%)	(0.96%)	(0.94%)	(1.04%)

Net expenses (c)	1.84%	1.81%	1.82%	1.80%	1.79%

Expenses (before waiver/reimbursement) (c)	1.85%	1.82%	1.82%	1.81%	1.79%

Portfolio turnover rate	54%	52%	61%	84%	66%

Net assets at end of year (in 000’s)	$131,945	$197,231	$229,283	$306,409	$408,078

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018		2017	2016	2015

Net asset value at beginning of year	$10.69	$11.06		$9.65	$11.15	$11.32

Net investment income (loss) (a)	0.00 ‡	0.00	‡	0.01	0.01	0.00 ‡

Net realized and unrealized gain (loss) on investments	1.62	1.20		2.46	(0.24)	0.89

Total from investment operations	1.62	1.20		2.47	(0.23)	0.89

Less dividends and distributions:

From net investment income	—	(0.01)		—	—	—

From net realized gain on investments	(1.82)	(1.56)		(1.06)	(1.27)	(1.06)

Total dividends and distributions	(1.82)	(1.57)		(1.06)	(1.27)	(1.06)

Net asset value at end of year	$10.49	$10.69		$11.06	$9.65	$11.15

Total investment return (b)	17.29%	12.54	%(c)	28.92%	(2.23%)	8.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.05%	0.04%		0.12%	0.12%	0.02%

Net expenses (d)	0.74%	0.72%		0.75%	0.74%	0.74%

Expenses (before waiver/reimbursement) (d)	0.74%	0.73%		0.75%	0.75%	0.74%

Portfolio turnover rate	54%	52%		61%	84%	66%

Net assets at end of year (in 000’s)	$6,080,320	$6,275,780		$6,752,754	$8,994,997	$12,150,253

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R1	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.43	$10.83	$9.48	$10.99	$11.17

Net investment income (loss) (a)	(0.00)‡	(0.01)	0.00 ‡	0.00 ‡	(0.01)

Net realized and unrealized gain (loss) on investments	1.56	1.17	2.41	(0.24)	0.89

Total from investment operations	1.56	1.16	2.41	(0.24)	0.88

Less distributions:

From net realized gain on investments	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of year	$10.17	$10.43	$10.83	$9.48	$10.99

Total investment return (b)	17.25%	12.46%	28.79%	(2.37%)	8.39%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.04%)	(0.06%)	0.01%	0.02%	(0.08%)

Net expenses (c)	0.84%	0.82%	0.85%	0.84%	0.84%

Expenses (before waiver/reimbursement) (c)	0.84%	0.83%	0.85%	0.85%	0.84%

Portfolio turnover rate	54%	52%	61%	84%	66%

Net assets at end of year (in 000’s)	$919,236	$1,102,423	$1,596,638	$1,636,560	$1,952,248

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019	2018		2017	2016	2015

Net asset value at beginning of year	$9.90	$10.38		$9.15	$10.68	$10.92

Net investment income (loss) (a)	(0.03)	(0.03)		(0.02)	(0.02)	(0.03)

Net realized and unrealized gain (loss) on investments	1.48	1.11		2.31	(0.24)	0.85

Total from investment operations	1.45	1.08		2.29	(0.26)	0.82

Less distributions:

From net realized gain on investments	(1.82)	(1.56)		(1.06)	(1.27)	(1.06)

Net asset value at end of year	$9.53	$9.90		$10.38	$9.15	$10.68

Total investment return (b)	16.89%	12.17	% (c)	28.49%	(2.66%)	8.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.29%)	(0.31%)		(0.24%)	(0.23%)	(0.32%)

Net expenses (d)	1.09%	1.07%		1.10%	1.09%	1.09%

Expenses (before waiver/reimbursement) (d)	1.09%	1.08%		1.10%	1.10%	1.09%

Portfolio turnover rate	54%	52%		61%	84%	66%

Net assets at end of year (in 000’s)	$163,288	$227,298		$303,192	$391,535	$674,630

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R3	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.41	$9.96	$8.85	$10.39	$10.67

Net investment income (loss) (a)	(0.05)	(0.05)	(0.04)	(0.04)	(0.06)

Net realized and unrealized gain (loss) on investments	1.39	1.06	2.21	(0.23)	0.84

Total from investment operations	1.34	1.01	2.17	(0.27)	0.78

Less distributions:

From net realized gain on investments	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Net asset value at end of year	$8.93	$9.41	$9.96	$8.85	$10.39

Total investment return (b)	16.69%	11.97%	28.05%	(2.83%)	7.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.55%)	(0.55%)	(0.49%)	(0.48%)	(0.57%)

Net expenses (c)	1.34%	1.32%	1.35%	1.34%	1.34%

Expenses (before reimbursement/waiver) (c)	1.34%	1.33%	1.35%	1.35%	1.34%

Portfolio turnover rate	54%	52%	61%	84%	66%

Net assets at end of year (in 000’s)	$57,283	$61,850	$78,634	$87,060	$114,118

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R6	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.76	$11.12	$9.69	$11.18	$11.33

Net investment income (loss) (a)	0.01	0.01	0.02	0.02	0.01

Net realized and unrealized gain (loss) on investments	1.63	1.21	2.47	(0.24)	0.90

Total from investment operations	1.64	1.22	2.49	(0.22)	0.91

Less dividends and distributions:

From net investment income	—	(0.02)	—	—	—

From net realized gain on investments	(1.82)	(1.56)	(1.06)	(1.27)	(1.06)

Total dividends and distributions	(1.82)	(1.58)	(1.06)	(1.27)	(1.06)

Net asset value at end of year	$10.58	$10.76	$11.12	$9.69	$11.18

Total investment return (b)	17.49%	12.72%	29.02%	(2.12%)	8.55%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.13%	0.13%	0.21%	0.23%	0.11%

Net expenses (c)	0.64%	0.63%	0.63%	0.62%	0.62%

Expenses (before waiver/reimbursement) (c)	0.64%	0.64%	0.63%	0.63%	0.62%

Portfolio turnover rate	54%	52%	61%	84%	66%

Net assets at end of year (in 000’s)	$3,148,459	$2,463,405	$2,122,217	$1,693,868	$1,311,034

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews

20	MainStay Large Cap Growth Fund

and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

21

Notes to Financial Statements (continued)

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $20,242,290; the total market value of collateral held by the Fund was $20,565,138. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value

22	MainStay Large Cap Growth Fund

of $45,758 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $20,519,380.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2019, the effective management fee rate was 0.62%, exclusive of any applicable waivers/reimbursements.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $71,525,027 and waived its fees and/or reimbursed expenses in the amount of $176,956 and paid the Subadvisor in the amount of $27,740,386.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75%

23

Notes to Financial Statements (continued)

of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$969,986
Class R2	201,303
Class R3	59,547

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $168,259 and $61,304, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,720, $152, $10,213 and $10,755, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$916,859
Investor Class	239,275
Class B	50,536
Class C	353,304
Class I	5,884,760
Class R1	937,575
Class R2	194,794
Class R3	57,535

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$199,452	$2,666,120	$(2,830,229)	$—	$—	$35,343	$1,619	$—	35,343

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$6,841,371,127	$4,875,840,311	$(66,916,489)	$4,808,923,822

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$39,258,684	$1,148,627,768	$—	$4,808,923,822	$5,996,810,274

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

24	MainStay Large Cap Growth Fund

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(153,752,476)	$153,752,476

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$18,825,573	$205,327,756
Long-Term Capital Gain	1,949,667,011	1,508,549,989
Total	$1,968,492,584	$1,713,877,745

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $6,197,633 and $7,875,101, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	29,353,059	$268,426,134
Shares issued to shareholders in reinvestment of dividends and distributions	20,331,404	172,410,314
Shares redeemed	(55,548,829)	(472,290,215)

Net increase (decrease) in shares outstanding before conversion	(5,864,366)	(31,453,767)
Shares converted into Class A (See Note 1)	1,705,566	15,553,995
Shares converted from Class A (See Note 1)	(536,402)	(4,840,292)

Net increase (decrease)	(4,695,202)	$(20,740,064)

Year ended October 31, 2018:
Shares sold	42,230,349	$436,720,943
Shares issued to shareholders in reinvestment of dividends and distributions	12,586,881	111,645,636
Shares redeemed	(33,979,838)	(341,156,596)

Net increase (decrease) in shares outstanding before conversion	20,837,392	207,209,983
Shares converted into Class A (See Note 1)	2,993,726	30,439,439
Shares converted from Class A (See Note 1)	(6,170,055)	(60,392,537)

Net increase (decrease)	17,661,063	$177,256,885

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	3,830,144	$34,793,099
Shares issued to shareholders in reinvestment of dividends and distributions	2,314,791	19,305,358
Shares redeemed	(4,639,102)	(42,517,572)

Net increase (decrease) in shares outstanding before conversion	1,505,833	11,580,885
Shares converted into Investor Class (See Note 1)	523,941	4,642,395
Shares converted from Investor Class (See Note 1)	(1,032,429)	(9,357,385)

Net increase (decrease)	997,345	$6,865,895

Year ended October 31, 2018:
Shares sold	2,315,575	$23,413,077
Shares issued to shareholders in reinvestment of dividends and distributions	1,870,663	16,368,293
Shares redeemed	(1,711,588)	(16,884,001)

Net increase (decrease) in shares outstanding before conversion	2,474,650	22,897,369
Shares converted into Investor Class (See Note 1)	383,765	3,862,501
Shares converted from Investor Class (See Note 1)	(2,753,111)	(27,624,467)

Net increase (decrease)	105,304	$(864,597)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,028,282	$7,641,188
Shares issued to shareholders in reinvestment of dividends and distributions	790,046	5,317,008
Shares redeemed	(1,621,167)	(11,932,161)

Net increase (decrease) in shares outstanding before conversion	197,161	1,026,035
Shares converted from Class B (See Note 1)	(522,415)	(3,658,594)

Net increase (decrease)	(325,254)	$(2,632,559)

Year ended October 31, 2018:
Shares sold	241,914	$2,022,860
Shares issued to shareholders in reinvestment of dividends and distributions	692,472	5,138,144
Shares redeemed	(791,214)	(6,631,504)

Net increase (decrease) in shares outstanding before conversion	143,172	529,500
Shares converted from Class B (See Note 1)	(576,581)	(4,863,880)

Net increase (decrease)	(433,409)	$(4,334,380)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	5,117,693	$35,118,258
Shares issued to shareholders in reinvestment of dividends and distributions	4,192,160	28,171,313
Shares redeemed	(15,033,369)	(106,518,704)

Net increase (decrease) in shares outstanding before conversion	(5,723,516)	(43,229,133)
Shares converted from Class C (See Note 1)	(678,697)	(4,791,685)

Net increase (decrease)	(6,402,213)	$(48,020,818)

Year ended October 31, 2018:
Shares sold	3,673,084	$29,233,083
Shares issued to shareholders in reinvestment of dividends and distributions	3,165,875	23,459,136
Shares redeemed	(8,509,547)	(70,998,343)

Net increase (decrease)	(1,670,588)	$(18,306,124)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	107,314,262	$1,046,676,942
Shares issued to shareholders in reinvestment of dividends and distributions	101,104,248	936,225,334
Shares redeemed	(210,936,037)	(2,057,495,143)

Net increase (decrease) in shares outstanding before conversion	(2,517,527)	(74,592,867)
Shares converted into Class I (See Note 1)	264,091	2,538,508
Shares converted from Class I (See Note 1)	(5,018,712)	(47,690,432)

Net increase (decrease)	(7,272,148)	$(119,744,791)

Year ended October 31, 2018:
Shares sold	112,191,066	$1,206,894,936
Shares issued to shareholders in reinvestment of dividends and distributions	90,493,251	860,590,813
Shares redeemed	(223,290,202)	(2,402,653,084)

Net increase (decrease) in shares outstanding before conversion	(20,605,885)	(335,167,335)
Shares converted into Class I (See Note 1)	5,585,360	58,612,453
Shares converted from Class I (See Note 1)	(8,691,745)	(91,176,410)

Net increase (decrease)	(23,712,270)	$(367,731,292)

26	MainStay Large Cap Growth Fund

Class R1	Shares	Amount

Year ended October 31, 2019:
Shares sold	13,776,879	$131,313,852
Shares issued to shareholders in reinvestment of dividends and distributions	21,267,138	190,978,900
Shares redeemed	(50,343,112)	(459,758,100)

Net increase (decrease) in shares outstanding before conversion	(15,299,095)	(137,465,348)
Shares converted from Class R1 (See Note 1)	(8,876)	(86,942)

Net increase (decrease)	(15,307,971)	$(137,552,290)

Year ended October 31, 2018:
Shares sold	17,515,552	$185,633,941
Shares issued to shareholders in reinvestment of dividends and distributions	24,175,895	224,352,308
Shares redeemed	(83,439,927)	(890,472,249)

Net increase (decrease) in shares outstanding before conversion	(41,748,480)	(480,486,000)
Shares converted from Class R1 (See Note 1)	(3,154)	(32,750)

Net increase (decrease)	(41,751,634)	$(480,518,750)

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	5,658,840	$49,861,139
Shares issued to shareholders in reinvestment of dividends and distributions	3,133,404	26,445,932
Shares redeemed	(14,608,830)	(132,155,213)

Net increase (decrease)	(5,816,586)	$(55,848,142)

Year ended October 31, 2018:
Shares sold	6,634,712	$64,592,751
Shares issued to shareholders in reinvestment of dividends and distributions	3,351,675	29,628,809
Shares redeemed	(16,238,968)	(161,651,454)

Net increase (decrease) in shares outstanding before conversion	(6,252,581)	(67,429,894)
Shares converted from Class R2 (See Note 1)	(69)	(759)

Net increase (decrease)	(6,252,650)	$(67,430,653)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,243,682	$10,656,909
Shares issued to shareholders in reinvestment of dividends and distributions	1,368,016	10,834,685
Shares redeemed	(2,768,367)	(23,244,763)

Net increase (decrease)	(156,669)	$(1,753,169)

Year ended October 31, 2018:
Shares sold	1,306,683	$12,397,991
Shares issued to shareholders in reinvestment of dividends and distributions	1,273,708	10,711,886
Shares redeemed	(3,899,378)	(36,048,817)

Net increase (decrease)	(1,318,987)	$(12,938,940)

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	96,897,227	$926,252,301
Shares issued to shareholders in reinvestment of dividends and distributions	44,637,714	416,469,871
Shares redeemed	(77,804,055)	(760,384,860)

Net increase (decrease) in shares outstanding before conversion	63,730,886	582,337,312
Shares converted into Class R6 (See Note 1)	4,982,451	47,690,432

Net increase (decrease)	68,713,337	$630,027,744

Year ended October 31, 2018:
Shares sold	64,001,645	$692,272,013
Shares issued to shareholders in reinvestment of dividends and distributions	29,936,782	286,195,637
Shares redeemed	(64,420,735)	(690,023,758)

Net increase (decrease) in shares outstanding before conversion	29,517,692	288,443,892
Shares converted into Class R6 (See Note 1)	8,642,314	91,176,410

Net increase (decrease)	38,160,006	$379,620,302

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Large Cap Growth Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

28	MainStay Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,949,667,011 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $18,825,573 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Large Cap Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

31

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Large Cap Growth Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1715995 MS159-19	MSLG11-12/19 (NYLIM) NL221

MainStay MAP Equity Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/9/1999	7.29 13.54%	7.27 8.49%	10.67 11.30%	1.10 1.10%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	7.04 13.27	7.06 8.28	10.46 11.08	1.31 1.31
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/9/1999	7.45 12.45	7.22 7.48	10.26 10.26	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/9/1999	11.45 12.45	7.48 7.48	10.26 10.26	2.06 2.06
Class I Shares	No Sales Charge		1/21/1971	13.80	8.77	11.57	0.85
Class R1 Shares	No Sales Charge		1/2/2004	13.71	8.66	11.46	0.95
Class R2 Shares	No Sales Charge		1/2/2004	13.42	8.38	11.18	1.20
Class R3 Shares	No Sales Charge		4/28/2006	13.14	8.11	10.91	1.45

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 3000® Index[4]	13.49%	10.31%	13.62%
S&P 500® Index[5]	14.33	10.78	13.70
Morningstar Large Blend Category Average[6]	12.66	8.94	12.22

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,041.20	$5.66	$1,019.66	$5.60	1.10%

Investor Class Shares	$1,000.00	$1,040.00	$6.84	$1,018.50	$6.77	1.33%

Class B Shares	$1,000.00	$1,036.20	$10.68	$1,014.72	$10.56	2.08%

Class C Shares	$1,000.00	$1,036.20	$10.68	$1,014.72	$10.56	2.08%

Class I Shares	$1,000.00	$1,042.50	$4.38	$1,020.92	$4.33	0.85%

Class R1 Shares	$1,000.00	$1,042.00	$4.94	$1,020.37	$4.89	0.96%

Class R2 Shares	$1,000.00	$1,040.70	$6.22	$1,019.11	$6.16	1.21%

Class R3 Shares	$1,000.00	$1,039.40	$7.45	$1,017.90	$7.38	1.45%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Aerospace & Defense	7.5%

Interactive Media & Services	7.2

Software	7.2

Media	6.6

Banks	6.1

Technology Hardware, Storage & Peripherals	5.5

Insurance	4.4

Capital Markets	3.9

Entertainment	3.6

IT Services	3.5

Specialty Retail	3.4

Pharmaceuticals	3.2

Health Care Providers & Services	3.1

Health Care Equipment & Supplies	3.0

Oil, Gas & Consumable Fuels	2.6

Road & Rail	2.6

Semiconductors & Semiconductor Equipment	2.5

Chemicals	1.7

Beverages	1.5

Consumer Finance	1.4

Diversified Telecommunication Services	1.4

Hotels, Restaurants & Leisure	1.3

Internet & Direct Marketing Retail	1.3

Biotechnology	1.2

Diversified Financial Services	1.2%

Machinery	1.2

Communications Equipment	1.1

Life Sciences Tools & Services	1.0

Electrical Equipment	0.9

Industrial Conglomerates	0.8

Food Products	0.7

Air Freight & Logistics	0.6

Construction & Engineering	0.6

Equity Real Estate Investment Trusts	0.6

Food & Staples Retailing	0.6

Multiline Retail	0.6

Electronic Equipment, Instruments & Components	0.5

Household Durables	0.5

Thrifts & Mortgage Finance	0.5

Tobacco	0.4

Household Products	0.3

Real Estate Management & Development	0.3

Energy Equipment & Services	0.2

Short-Term Investment	1.1

Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	Boeing Co.

5.	Bank of America Corp.
6.	Liberty Media Corp-Liberty SiriusXM

7.	Facebook, Inc.

8.	PayPal Holdings, Inc.

9.	Walt Disney Co.

10.	Raytheon Co.

8	MainStay MAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a Subadvisor to the Fund; and portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, David N. Pearl and Justin Howell of Epoch Investment Partners, Inc. (“Epoch”), a Subadvisor to the Fund.

How did MainStay MAP Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MAP Equity Fund returned 13.80%, outperforming the 13.49% return of the Fund’s primary benchmark, the Russell 3000® Index, and underperforming the 14.33% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares outperformed the 12.66% return of the Morningstar Large Blend Category Average.1

Were there any changes to the Fund during the reporting period?

Effective February 28, 2019, Justin Howell was added as a portfolio manager of the Epoch portion of the Fund. As of the end of the reporting period, William Priest, Michael Welhoelter and David Pearl continued to manage the Epoch portion of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

Markston

During the reporting period, the Markston portion of the Fund outperformed the Russell 3000® Index primarily due to investments in the communication services sector, where returns benefited from overweight exposure to the sector and good individual stock selections.

The reporting period can be broken down into two parts: a macro-induced sell-off at the end of 2018 and the strong performance of the equity markets throughout 2019. Markets rallied in the new year despite ongoing trade tensions between the United States and China, supported by solid corporate earnings, a modestly growing economy and a more accommodating shift in Federal Reserve monetary policy. As long-term “Value with a Catalyst” investors, we look to use macro-induced volatility in our favor to build portfolios of high-quality stocks that can do well as the market appreciates while protecting investors against downside risk. Our approach targets companies where the current valuation is disconnected from positive long-term prospects, while favoring business models that we believe are highly scalable, profitable and defensible. Additionally, we seek companies that exhibit at least three of our seven “Alpha2 Generators.” These include insider buying, management change, stock repurchase by the company, sale or spin-off of a division, tax loss carry forwards, consolidating industries, and our triple discount valuation mechanism.

The relatively good performance of our portion of the Fund over the past year resulted partly from significantly overweight exposure to communication services, a sector that outperformed the broader benchmark average. Relative performance was further enhanced by the strong performance of individual communication services holdings that outperformed the sector’s average.

Epoch

During the reporting period, the Epoch portion of the Fund outperformed the Russell 3000® Index primarily driven by positive security selection in the consumer discretionary, financials, information technology and materials sectors. Alternatively, certain holdings in the health care sector detracted somewhat from relative performance. Ten of eleven sectors posted positive returns for the same period. Against this backdrop, the Epoch portion of the Fund’s less-than-benchmark weight in real estate and utilities, the two best performing sectors for the reporting period, also detracted from relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Markston

As mentioned earlier, the strongest positive sector contributor to relative performance in the Markston portion of the Fund was communication services. (Contributions take weightings and total returns into account.) Investments in the energy sector also bolstered relative returns, primarily due to good stock selection, as did financial sector investments, where overweight exposure drove the bulk of the outperformance. Notable detractors from relative performance included investments in the consumer discretionary sector, largely due to underweight exposure; the consumer staples sector, where security selection undermined relative performance; and materials, where stock selection proved primarily responsible.

Epoch

In the Epoch portion of the Fund, the consumer discretionary, energy and materials sectors generated the strongest contributions to relative performance during the reporting period,

while communication services, health care and real estate detracted most significantly.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston

The stocks that made the strongest contributions to absolute performance in the Markston portion of the Fund included software giant Microsoft, consumer technology company Apple and Internet advertising leader Alphabet.

Despite its size, Microsoft continues to generate double-digit revenue growth with its cloud business being the key driver of outperformance over the past year. We believe the company’s cloud business is still in its early growth phase, and margins are poised for further rapid expansion. At the same time, the more mature parts of Microsoft’s business continue to generate meaningful free cash flow that is being returned to shareholders through buybacks and dividends, and reinvested into the company’s areas of more explosive growth. We have tremendous respect for CEO Satya Nadella as a capital allocator. Since taking over in 2014, he has reignited growth and transformed Microsoft from a mature software company into a dominant player in the rapidly growing cloud industry. While the Fund continues to hold Microsoft shares as of October 31, 2019, we trimmed the size of its position during the reporting period as the stock price increased.

Apple sells consumer products such as smartphones, tablets, computers and watches, as well as offering services to its user base. Over the past year, the company was able to stabilize iPhone sales while ramping up its high-margin services business. The company now has 420 million paid subscribers, and we expect it to easily surpass its initial 500 million goal by 2020. In our opinion, growth in Apple’s higher margin services is likely to outpace products going forward as the smartphone market has matured. This trend should not only boost margins, but also support Apple’s valuation with recurring, high-margin revenues commanding a premium valuation multiple versus device sales. As with Microsoft, the Fund continues to hold Apple shares, though we trimmed the position size during the reporting period.

Alphabet, which owns Google, averaged strong and constant currency revenue growth during the reporting period, doubling the size of its cloud business. We believe Google remains well positioned given its dominance in online search. In addition, the company is unique among its digital advertising peers in that its users explicitly show commercial intent, leading to higher conversion rates. As of the end of the reporting period, we continue to view Alphabet as a top secular growth story trading at a very reasonable valuation. The Fund continues to hold its position.

Shares in Walgreens Boots Alliance (Walgreens), a retail pharmacy and pharmaceutical wholesale company, detracted most from absolute performance in the Markston portion of the Fund. The company faced ongoing pharmacy reimbursement pressures during the reporting period, with a reduction in corresponding offsets, including lower branded-drug inflation and a smaller-than-usual tailwind from break-open generic drugs. Additionally, challenging conditions in the U.K. consumer market undermined results for the company’s Boots division. To combat these pressures, Walgreens stepped up its multi-year cost reduction initiative and plans to reduce annual spending by at least $1.8 billion by 2022. The company also continues to pursue strategic partnerships with an emphasis on expanding its scope and reach in health care services. By driving increased store traffic and volume growth, management plans to better leverage the company’s nationwide footprint. Walgreens has inked partnerships with a number of companies, including diagnostics firm LabCorp, UnitedHealth’s MedExpress and insurer Humana. The Fund continues to hold its position in the stock.

Another significant detractor from absolute performance, online retailer Qurate Retail Group, faced significant margin pressures at its QVC and Home Shopping Network (HSN) segments. These pressures were due in part to the rapid growth of electronics sales, which is an inherently low-margin business, and in part to increased fulfillment, freight and marketing costs, as well as bad debt reserves. The Fund reduced its exposure to the stock, but still maintains a position because we see reasons for optimism. Management is currently restructuring QVC and HSN to be two separate brands that still operate as a unified entity from the perspectives of support and procurement, creating meaningful synergies in the process. Additionally, the company continues to buy back stock at attractive valuations, raising the possibility that the firm could be taken private.

Integrated retail pharmacy, pharmacy benefits management and managed care company CVS Health (CVS) also detracted from absolute performance. The company’s stock faced a combination of industry headwinds (pharmacy reimbursement pressure, lower branded-drug inflation and shrinking margins for generics) and company-specific impediments. We expect that a number of these obstacles should ease next year, setting the stage for a return to growth in 2020. We also remain constructive on CVS’s efforts to vertically integrate into the managed care business through Aetna, and believe that the reconfigured company will be well positioned in the ongoing shift to value-based care, given its unique set of assets (retail drugstores, pharmacy benefits management, and health insurance), clinical capabilities and high patient touch points. The Fund continues to hold its position in CVS shares.

10	MainStay MAP Equity Fund

Epoch

Microsoft made the strongest absolute contribution to the Epoch portion of the Fund. Shares rose after the company reported better-than-expected third-quarter revenue and earnings, with sales increasing by double digits as more large businesses outsourced their storage and data server needs to Microsoft’s Azure infrastructure. We believe the cloud opportunity remains vast and the company is investing appropriately to capture their fair share of this growth. We expect margins to continue improving as the business scales and to normalize in a few years. In our opinion, all these factors should drive strong revenue and free cash flow growth for many years.

Holdings in semiconductor equipment maker Applied Materials also bolstered absolute returns after the company reported third-quarter revenue and earnings that exceeded consensus expectations. The company generated strong sales, although servicing revenue was slightly weaker on lower spare parts utilization. Stocks of companies in the semiconductor group were volatile during the reporting period on investor concerns that revenues and profits have peaked in the current cycle. Despite this, we believe that spending on semiconductor equipment remains healthy and expect revenue at Applied Materials to grow by double digits longer term.

Holdings in independent oil and gas producer Occidental Petroleum detracted from the absolute performance of the Epoch portion of the Fund. The company’s share price dipped after Occidental agreed to acquire Anadarko Petroleum in a cash and stock deal valued at approximately $38 billion, a price some analysts panned as too expensive. However, Occidental forecast over $2.0 billion in cost synergies to be realized over the next few years. Furthermore, Anadarko’s sizeable land holdings in the Permian Basin are among the most profitable oil and gas well locations in the country. The Fund continues to hold the position.

Shares in consumer electronics maker Apple, another detractor from the absolute performance of the Epoch portion of the Fund, declined in late 2018 due to concerns over waning demand for the iPhone based on previously published reports from supply-chain vendors. The company subsequently reduced their guidance for quarterly revenue for their fiscal first quarter ending in December 2018 largely due to anticipated iPhone weakness in China. The Fund exited its position in the stock.

What were some of the Fund’s largest purchases and sales during the reporting period?

Markston

The largest purchase in the Markston portion of the Fund during the reporting period was a position in social media company Facebook. We started buying shares in October 2018 after a several months-long decline in stock price, and continued to purchase it through January 2019. Prior to our entry point, the stock was too richly valued to meet our criteria as a “Value with a Catalyst” candidate. However, the stock price decline allowed the Fund to establish a position in this high-quality name at an attractive valuation. It is one of the dominant leaders in digital advertising, a market that continues to exhibit robust revenue growth. At the same time, we see the company’s messaging platform as having large monetization optionality that is not yet priced in by the market.

We also added to the Fund’s existing positions in investment banking firm Morgan Stanley and insurer American International Group, both of which exhibited some of the alpha generators we look for as part of our investment process. We took advantage of the late-2018 sell-off in the financials sector to increase the Fund’s exposure to both stocks.

During the reporting period, the largest sales in the Markston portion of the Fund included Apple, W.R. Berkley and Boeing. We reduced the Fund’s overweight exposure to Apple, our largest single position, to raise cash for redemptions and to reduce portfolio risk. We exited our entire position in insurer W.R. Berkley as the stock reached our target valuation. Finally, we modestly reduced the Fund’s holdings in aircraft maker Boeing, partly to reduce risk and partly to take longer-term profits in the stock, which had more than doubled since the start of 2017.

Epoch

During the reporting period, the largest new purchase in the Epoch portion of the Fund was in shares of Facebook, the world’s largest online social network with more than two billion monthly active users. Users engage with each other in different ways, exchanging messages and sharing news events, photos, and videos. In addition, the company owns Facebook Messenger, Instagram and WhatsApp. Facebook estimates that at least one of these services is used daily by close to 2.0 billion people worldwide. Facebook’s stock corrected significantly after its July 2018 peak, when it had announced significant investments in operating and capital expenses for the safety and security of its network, and a slowdown in revenue growth as it transitions its monetization strategy to stories from newsfeed on both Facebook and Instagram. Since then, the company has reported two consecutive quarters of better-than-expected revenue growth, indicating that its revenue transition, while difficult, may not prove as challenging as expected. Starting in 2020, we expect Facebook to return to vigorous growth as expenses grow more in line with revenues, an upside not reflected in the company’s current valuation.

Another significant purchase was of Huntington Ingalls, which designs, builds and maintains nuclear and non-nuclear ships for

11

the U.S. Navy and the U.S. Coast Guard. The company also provides after-market services for military ships worldwide. In our opinion, the company is a well-positioned defense contractor with high visibility given a firm backlog of $40 billion, or approximately five years of current revenue. We also believe that it is well run by a management team that consistently takes a conservative approach toward revenue and profit recognition, leaving only execution and congressional priorities as key risk factors. The company has been winding down a large capital expenditure program that was focused on upgrading its shipyards, in the wake of which we expect free cash flow to effectively double over the next few years.

During the reporting period, the Fund sold its entire position in specialty chemical producer WR Grace & Co. after the company issued second-quarter financial results in which it lowered its guidance for full fiscal year revenue and profits. Management cited several factors contributing to the reduced forecast, including the explosion of a Philadelphia refinery that had been a large Grace customer and the subsequent bankruptcy of its owner; equipment failure that disrupted operations at one of Grace’s silicas manufacturing plants; and the global automotive production slowdown, which prompted another customer to reduce production. As a result of these near-term headwinds, we opted to redeploy the Fund’s assets into other ideas with a more favorable risk/reward ratio.

Another major sale involved the Fund’s position in medical products maker Allergan, which we exited in light of growing uncertainties regarding the company’s future cash flow growth. Key challenges facing the company include the loss of patent protection on its chronic dry eye drug Restasis; the fact that Allergan will stop selling and recall remaining supplies of some of its breast implant products in the European Union on the request of French regulators; and the lack of any meaningful updates or guidance from the company on its drug pipeline after management reduced its forward guidance for revenue and profits.

How did the Fund’s sector weightings change during the reporting period?

Markston

During the reporting period, the most significant sector weighting increase in the Markston portion of the Fund was in communication services, while the weighting in information technology increased to a smaller degree. Over the same period, the Markston portion of the Fund decreased its sector exposure to health care and, nominally, energy.

Epoch

The Epoch portion of the Fund increased its sector weighting to communication services and, to a lesser degree, industrials during the reporting period. Decreased sector allocations included information technology and health care.

How was the Fund positioned at the end of the reporting period?

Markston

As of October 31, 2019, the Markston portion of the Fund held its most overweight exposure relative to the Russell 3000® Index in shares of Apple, Boeing and Alphabet. As of the same date, the Markston portion of the Fund held no exposure to Amazon, Exxon Mobil or Verizon, all of which represent significant benchmark weights.

Epoch

As of October 31, 2019, the largest overweight sector positions relative to the Russell 3000® Index in the Epoch portion of the Fund included financials and communication services. As of the same date, the most significantly underweight positions relative to the benchmark in the Epoch portion of the Fund included consumer staples and information technology.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay MAP Equity Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 7.5%
Boeing Co.	105,044	$35,705,506
Hexcel Corp.	83,736	6,248,380
Huntington Ingalls Industries, Inc.	23,938	5,401,849
Raytheon Co.	82,300	17,464,883
United Technologies Corp.	93,365	13,405,347

		78,225,965

Air Freight & Logistics 0.6%
XPO Logistics, Inc. (a)	75,552	5,772,173

Banks 6.1%
Bank of America Corp.	861,369	26,935,009
Bank OZK	142,210	3,990,413
Citigroup, Inc.	90,005	6,467,759
JPMorgan Chase & Co.	106,215	13,268,378
U.S. Bancorp	104,163	5,939,374
Wells Fargo & Co.	143,310	7,399,095

		64,000,028

Beverages 1.5%
Coca-Cola Co.	87,285	4,750,923
PepsiCo., Inc.	80,200	11,001,034

		15,751,957

Biotechnology 1.2%
AbbVie, Inc.	102,913	8,186,729
Celgene Corp. (a)	38,000	4,105,140

		12,291,869

Capital Markets 3.9%
Bank of New York Mellon Corp.	67,951	3,176,709
Charles Schwab Corp.	118,461	4,822,547
Goldman Sachs Group, Inc.	37,007	7,896,554
KKR & Co., Inc., Class A	200,637	5,784,365
Morgan Stanley	271,077	12,483,096
State Street Corp.	98,525	6,509,547

		40,672,818

Chemicals 1.7%
Corteva, Inc. (a)	64,966	1,713,803
Dow, Inc. (a)	58,801	2,968,862
DuPont de Nemours, Inc.	116,703	7,691,895
Linde PLC	27,108	5,376,872

		17,751,432

Communications Equipment 1.1%
Arista Networks, Inc. (a)	21,904	5,357,061
Plantronics, Inc.	152,429	6,008,751

		11,365,812

Construction & Engineering 0.6%
Jacobs Engineering Group, Inc.	64,828	6,066,604

	Shares	Value
Consumer Finance 1.4%
American Express Co.	96,385	$11,304,033
Discover Financial Services	38,235	3,068,741

		14,372,774

Diversified Financial Services 1.2%
AXA Equitable Holdings, Inc.	281,157	6,072,991
Berkshire Hathaway, Inc., Class B (a)	28,093	5,972,010

		12,045,001

Diversified Telecommunication Services 1.4%
AT&T, Inc.	328,003	12,624,836
GCI Liberty, Inc., Class A (a)	22,788	1,594,704

		14,219,540

Electrical Equipment 0.9%
AMETEK, Inc.	53,222	4,877,797
Rockwell Automation, Inc.	27,270	4,690,167

		9,567,964

Electronic Equipment, Instruments & Components 0.5%
TE Connectivity, Ltd.	64,366	5,760,757

Energy Equipment & Services 0.2%
Schlumberger, Ltd.	63,000	2,059,470

Entertainment 3.6%
Electronic Arts, Inc. (a)	53,317	5,139,759
Liberty Media Corp-Liberty Formula One, Class C (a)	58,600	2,490,500
Lions Gate Entertainment Corp., Class B	48,788	365,422
Madison Square Garden Co., Class A (a)	39,078	10,430,700
Walt Disney Co.	146,088	18,979,753

		37,406,134

Equity Real Estate Investment Trusts 0.6%
Ventas, Inc.	89,319	5,814,667

Food & Staples Retailing 0.6%
Walgreens Boots Alliance, Inc.	116,788	6,397,647

Food Products 0.7%
Mondelez International, Inc., Class A	57,157	2,997,885
Post Holdings, Inc. (a)	39,928	4,108,591

		7,106,476

Health Care Equipment & Supplies 3.0%
Abbott Laboratories	51,000	4,264,110
Boston Scientific Corp. (a)	127,734	5,326,508
Danaher Corp.	45,132	6,220,092
Medtronic PLC	141,975	15,461,078

		31,271,788

Health Care Providers & Services 3.1%
Centene Corp. (a)	148,503	7,882,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
CVS Health Corp.	247,202	$16,411,741
UnitedHealth Group, Inc.	33,305	8,416,173

		32,710,453

Hotels, Restaurants & Leisure 1.3%
Marriott International, Inc., Class A	23,500	2,973,925
McDonald’s Corp.	25,130	4,943,071
MGM Resorts International	206,409	5,882,656

		13,799,652

Household Durables 0.5%
LGI Homes, Inc. (a)	63,819	5,008,515

Household Products 0.3%
Procter & Gamble Co.	28,924	3,601,327

Industrial Conglomerates 0.8%
Honeywell International, Inc.	49,481	8,546,853

Insurance 4.4%
American International Group, Inc.	310,890	16,464,734
Chubb, Ltd.	33,070	5,040,529
MetLife, Inc.	218,939	10,244,156
Travelers Cos., Inc.	77,148	10,111,017
Willis Towers Watson PLC	20,532	3,837,431

		45,697,867

Interactive Media & Services 7.2%
Alphabet, Inc. (a) Class A	9,678	12,182,666
Class C	30,088	37,914,189
Facebook, Inc., Class A (a)	116,454	22,318,410
Tencent Holdings, Ltd., ADR	57,100	2,312,550

		74,727,815

Internet & Direct Marketing Retail 1.3%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	12,235	2,161,557
Booking Holdings, Inc. (a)	2,270	4,650,708
eBay, Inc.	97,050	3,421,012
Qurate Retail, Inc., Series A (a)	165,966	1,583,316
Trip.com Group, Ltd. (a)	41,412	1,366,182

		13,182,775

IT Services 3.5%
Automatic Data Processing, Inc.	27,900	4,526,217
PayPal Holdings, Inc. (a)	196,906	20,497,915
Visa, Inc., Class A	63,869	11,423,609

		36,447,741

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	80,188	6,074,241

	Shares	Value
Life Sciences Tools & Services (continued)
Charles River Laboratories International, Inc. (a)	33,494	$4,353,550

		10,427,791

Machinery 1.2%
Caterpillar, Inc.	15,000	2,067,000
Ingersoll-Rand PLC	49,106	6,231,060
Middleby Corp. (a)	36,002	4,354,442

		12,652,502

Media 6.6%
Charter Communications, Inc., Class A (a)	11,924	5,578,763
Comcast Corp., Class A	335,902	15,055,128
Discovery, Inc., Class C (a)	121,253	3,060,426
Fox Corp., Class A	91,335	2,926,373
Liberty Broadband Corp. (a)
Class A	17,658	2,083,467
Class C	104,823	12,376,452
Liberty Media Corp-Liberty SiriusXM (a)
Class A	148,255	6,658,132
Class C	365,739	16,527,745
MSG Networks, Inc., Class A (a)	35,445	574,564
Nexstar Media Group, Inc., Class A	43,287	4,211,392

		69,052,442

Multiline Retail 0.6%
Dollar General Corp.	36,948	5,924,242

Oil, Gas & Consumable Fuels 2.6%
ConocoPhillips	55,323	3,053,830
Enbridge, Inc.	128,419	4,675,736
EOG Resources, Inc.	20,970	1,453,431
Marathon Petroleum Corp.	99,236	6,346,142
Occidental Petroleum Corp.	120,259	4,870,489
Phillips 66	43,160	5,041,951
Williams Cos., Inc.	80,500	1,795,955

		27,237,534

Pharmaceuticals 3.2%
Allergan PLC	60,232	10,607,457
Johnson & Johnson	39,466	5,211,091
Merck & Co., Inc.	71,300	6,178,858
Pfizer, Inc.	304,218	11,672,845

		33,670,251

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	24,364	3,569,813

Road & Rail 2.6%
CSX Corp.	97,616	6,859,476
Norfolk Southern Corp.	18,545	3,375,190
Union Pacific Corp.	105,447	17,447,261

		27,681,927

14	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.5%
Applied Materials, Inc.	118,513	$6,430,515
Broadcom, Inc.	26,966	7,896,993
Intel Corp.	33,229	1,878,435
Micron Technology, Inc. (a)	96,605	4,593,568
Texas Instruments, Inc.	16,150	1,905,539
Universal Display Corp.	18,166	3,636,470

		26,341,520

Software 7.2%
LogMeIn, Inc.	55,966	3,675,847
Microsoft Corp.	421,374	60,412,390
Oracle Corp.	201,806	10,996,409

		75,084,646

Specialty Retail 3.4%
CarMax, Inc. (a)	43,855	4,085,970
Home Depot, Inc.	66,149	15,517,233
Lowe’s Cos., Inc.	91,800	10,245,798
TJX Cos., Inc.	97,172	5,601,966

		35,450,967

Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	230,525	57,345,399

Thrifts & Mortgage Finance 0.5%
Axos Financial, Inc. (a)	185,623	5,392,348

Tobacco 0.4%
Philip Morris International, Inc.	57,979	4,721,810

Total Common Stocks (Cost $606,009,690)		1,026,197,066

	Shares	Value
Short-Term Investment 1.1%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 1.76% (b)	10,978,905	$10,978,905

Total Short-Term Investment (Cost $10,978,905)		10,978,905

Total Investments (Cost $616,988,595)	99.4%	1,037,175,971
Other Assets, Less Liabilities	0.6	6,477,259
Net Assets	100.0%	$1,043,653,230

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,026,197,066	$—	$—	$1,026,197,066
Short-Term Investment
Affiliated Investment Company	10,978,905	—	—	10,978,905

Total Investments in Securities	$1,037,175,971	$—	$—	$1,037,175,971

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $606,009,690)	$1,026,197,066
Investment in affiliated investment company, at value (identified cost $10,978,905)	10,978,905
Cash	96,560
Receivables:
Investment securities sold	7,635,943
Dividends	1,072,602
Fund shares sold	101,420
Securities lending	885
Other assets	40,562

Total assets	1,046,123,943

Liabilities
Payables:
Investment securities purchased	781,140
Manager (See Note 3)	665,790
Fund shares redeemed	651,446
NYLIFE Distributors (See Note 3)	144,476
Transfer agent (See Note 3)	138,154
Shareholder communication	36,056
Professional fees	27,289
Custodian	13,710
Trustees	1,875
Accrued expenses	10,777

Total liabilities	2,470,713

Net assets	$1,043,653,230

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$244,740
Additional paid-in capital	542,574,631

542,819,371
Total distributable earnings (loss)	500,833,859

Net assets	$1,043,653,230

Class A
Net assets applicable to outstanding shares	$427,039,872

Shares of beneficial interest outstanding	10,110,426

Net asset value per share outstanding	$42.24
Maximum sales charge (5.50% of offering price)	2.46

Maximum offering price per share outstanding	$44.70

Investor Class
Net assets applicable to outstanding shares	$80,733,023

Shares of beneficial interest outstanding	1,914,359

Net asset value per share outstanding	$42.17
Maximum sales charge (5.50% of offering price)	2.45

Maximum offering price per share outstanding	$44.62

Class B
Net assets applicable to outstanding shares	$21,088,061

Shares of beneficial interest outstanding	571,876

Net asset value and offering price per share outstanding	$36.88

Class C
Net assets applicable to outstanding shares	$22,932,941

Shares of beneficial interest outstanding	621,848

Net asset value and offering price per share outstanding	$36.88

Class I
Net assets applicable to outstanding shares	$488,730,424

Shares of beneficial interest outstanding	11,181,489

Net asset value and offering price per share outstanding	$43.71

Class R1
Net assets applicable to outstanding shares	$35,310

Shares of beneficial interest outstanding	828

Net asset value and offering price per share outstanding	$42.64

Class R2
Net assets applicable to outstanding shares	$779,826

Shares of beneficial interest outstanding	18,356

Net asset value and offering price per share outstanding	$42.48

Class R3
Net assets applicable to outstanding shares	$2,313,773

Shares of beneficial interest outstanding	54,781

Net asset value and offering price per share outstanding	$42.24

16	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$17,972,014
Dividends-affiliated	307,891
Securities lending	12,757
Interest	47
Other	61,081

Total income	18,353,790

Expenses
Manager (See Note 3)	7,794,215
Distribution/Service—Class A (See Note 3)	998,125
Distribution/Service—Investor Class (See Note 3)	197,165
Distribution/Service—Class B (See Note 3)	232,433
Distribution/Service—Class C (See Note 3)	397,844
Distribution/Service—Class R2 (See Note 3)	2,076
Distribution/Service—Class R3 (See Note 3)	10,246
Transfer agent (See Note 3)	962,975
Professional fees	122,624
Registration	117,516
Shareholder communication	84,929
Custodian	36,073
Trustees	25,336
Shareholder service (See Note 3)	2,911
Miscellaneous	54,324

Total expenses before waiver/reimbursement	11,038,792
Expense waiver/reimbursement from Manager (See Note 3)	(70,880)

Net expenses	10,967,912

Net investment income (loss)	7,385,878

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	94,813,725
Foreign currency transactions	(3,552)

Net realized gain (loss) on investments and foreign currency transactions	94,810,173

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	30,301,476
Translation of other assets and liabilities in foreign currencies	8,349

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	30,309,825

Net realized and unrealized gain (loss) on investments and foreign currency transactions	125,119,998

Net increase (decrease) in net assets resulting from operations	$132,505,876

(a)	Dividends recorded net of foreign withholding taxes in the amount of $46,698.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,385,878	$7,088,903
Net realized gain (loss) on investments and foreign currency transactions	94,810,173	110,011,138
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	30,309,825	(51,597,006)

Net increase (decrease) in net assets resulting from operations	132,505,876	65,503,035

Distributions to shareholders:
Class A	(37,992,504)	(40,500,400)
Investor Class	(7,461,062)	(9,291,957)
Class B	(2,760,444)	(3,932,227)
Class C	(6,682,486)	(8,673,806)
Class I	(47,487,185)	(63,813,864)
Class R1	(3,004)	(340,768)
Class R2	(85,314)	(268,113)
Class R3	(183,995)	(101,402)

Total distributions to shareholders	(102,655,994)	(126,922,537)

Capital share transactions:
Net proceeds from sale of shares	206,925,503	63,328,482
Net asset value of shares issued to shareholders in reinvestment of distributions	100,091,433	123,817,205
Cost of shares redeemed	(334,234,347)	(322,246,615)

Increase (decrease) in net assets derived from capital share transactions	(27,217,411)	(135,100,928)

Net increase (decrease) in net assets	2,632,471	(196,520,430)

Net Assets
Beginning of year	1,041,020,759	1,237,541,189

End of year	$1,043,653,230	$1,041,020,759

18	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017		2016		2015

Net asset value at beginning of year	$41.20	$43.76	$35.92		$43.32		$46.81

Net investment income (loss) (a)	0.26	0.23	0.21		0.33		0.38

Net realized and unrealized gain (loss) on investments	4.88	1.78	8.50		(0.63)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00	‡	(0.00	)‡	(0.00)‡

Total from investment operations	5.14	2.02	8.71		(0.30)		0.88

Less dividends and distributions:

From net investment income	(0.28)	(0.21)	(0.48)		(0.40)		(0.67)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total dividends and distributions	(4.10)	(4.58)	(0.87)		(7.10)		(4.37)

Net asset value at end of year	$42.24	$41.20	$43.76		$35.92		$43.32

Total investment return (b)	13.54%	4.88%	24.73%		(0.57%)		1.80%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.67%	0.57%	0.52%		0.92%		0.85%

Net expenses (c)	1.11%	1.10%	1.10	%(d)	1.09	% (d)	1.11%

Portfolio turnover rate	20%	15%	15%		42%		51%

Net assets at end of year (in 000’s)	$427,040	$384,637	$389,582		$285,431		$336,812

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,

Investor Class	2019	2018	2017		2016		2015

Net asset value at beginning of year	$41.15	$43.68	$35.85		$43.27		$46.77

Net investment income (loss) (a)	0.18	0.17	0.14		0.25		0.31

Net realized and unrealized gain (loss) on investments	4.86	1.78	8.49		(0.63)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	5.04	1.95	8.63		(0.38)		0.81

Less dividends and distributions:

From net investment income	(0.20)	(0.11)	(0.41)		(0.34)		(0.61)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total dividends and distributions	(4.02)	(4.48)	(0.80)		(7.04)		(4.31)

Net asset value at end of year	$42.17	$41.15	$43.68		$35.85		$43.27

Total investment return (b)	13.27%	4.69%	24.50%		(0.79%)		1.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.46%	0.39%	0.36%		0.71%		0.71%

Net expenses (c)	1.33%	1.29%	1.29	%(d)	1.29	% (d)	1.25%

Expenses (before waiver/reimbursement)	1.38%	1.31%	1.29%		1.29%		1.25%

Portfolio turnover rate	20%	15%	15%		42%		51%

Net assets at end of year (in 000’s)	$80,733	$76,844	$90,928		$139,775		$151,582

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017		2016		2015

Net asset value at beginning of year	$36.53	$39.43	$32.42		$39.74		$43.25

Net investment income (loss) (a)	(0.09)	(0.13)	(0.13)		(0.01)		(0.01)

Net realized and unrealized gain (loss) on investments	4.26	1.60	7.67		(0.60)		0.48

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	4.17	1.47	7.54		(0.61)		0.47

Less dividends and distributions:

From net investment income	—	—	(0.14)		(0.01)		(0.28)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total dividends and distributions	(3.82)	(4.37)	(0.53)		(6.71)		(3.98)

Net asset value at end of year	$36.88	$36.53	$39.43		$32.42		$39.74

Total investment return (b)	12.45%	3.91%	23.55%		(1.52%)		0.89%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.27%)	(0.35%)	(0.37%)		(0.03%)		(0.03%)

Net expenses (c)	2.08%	2.04%	2.05	% (d)	2.04	% (d)	2.00%

Expenses (before waiver/reimbursement)	2.13%	2.06%	2.05%		2.04%		2.00%

Portfolio turnover rate	20%	15%	15%		42%		51%

Net assets at end of year (in 000’s)	$21,088	$26,571	$35,841		$40,977		$54,423

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,

Class C	2019	2018	2017		2016		2015

Net asset value at beginning of year	$36.53	$39.43	$32.42		$39.73		$43.25

Net investment income (loss) (a)	(0.07)	(0.14)	(0.13)		(0.01)		(0.02)

Net realized and unrealized gain (loss) on investments	4.24	1.61	7.67		(0.59)		0.48

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	4.17	1.47	7.54		(0.60)		0.46

Less dividends and distributions:

From net investment income	—	—	(0.14)		(0.01)		(0.28)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total dividends and distributions	(3.82)	(4.37)	(0.53)		(6.71)		(3.98)

Net asset value at end of year	$36.88	$36.53	$39.43		$32.42		$39.73

Total investment return (b)	12.45%	3.91%	23.55%		(1.52%)		0.89%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.22%)	(0.36%)	(0.37%)		(0.03%)		(0.04%)

Net expenses (c)	2.07%	2.04%	2.05	% (d)	2.04	% (d)	2.00%

Expenses (before waiver/reimbursement)	2.12%	2.06%	2.05%		2.04%		2.00%

Portfolio turnover rate	20%	15%	15%		42%		51%

Net assets at end of year (in 000’s)	$22,933	$65,288	$79,665		$92,457		$125,642

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017		2016		2015

Net asset value at beginning of year	$42.51	$45.00	$36.92		$44.35		$47.82

Net investment income (loss) (a)	0.38	0.36	0.34		0.43		0.50

Net realized and unrealized gain (loss) on investments	5.02	1.84	8.70		(0.65)		0.52

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	5.40	2.20	9.04		(0.22)		1.02

Less dividends and distributions:

From net investment income	(0.38)	(0.32)	(0.57)		(0.51)		(0.79)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total dividends and distributions	(4.20)	(4.69)	(0.96)		(7.21)		(4.49)

Net asset value at end of year	$43.71	$42.51	$45.00		$36.92		$44.35

Total investment return (b)	13.80%	5.17%	25.01%		(0.33%)		2.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.93%	0.83%	0.84%		1.17%		1.10%

Net expenses (c)	0.86%	0.85%	0.85	%(d)	0.84	% (d)	0.86%

Portfolio turnover rate	20%	15%	15%		42%		51%

Net assets at end of year (in 000’s)	$488,730	$484,839	$634,730		$807,694		$1,119,884

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,

Class R1	2019	2018	2017		2016		2015

Net asset value at beginning of year	$41.53	$44.07	$36.16		$43.57		$47.05

Net investment income (loss) (a)	0.33	0.37	0.27		0.38		0.45

Net realized and unrealized gain (loss) on investments	4.91	1.73	8.56		(0.63)		0.50

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	5.24	2.10	8.83		(0.25)		0.95

Less dividends and distributions:

From net investment income	(0.31)	(0.27)	(0.53)		(0.46)		(0.73)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total dividends and distributions	(4.13)	(4.64)	(0.92)		(7.16)		(4.43)

Net asset value at end of year	$42.64	$41.53	$44.07		$36.16		$43.57

Total investment return (b)	13.71%	5.05%	24.92%		(0.43%)		1.94%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.83%	0.88%	0.67%		1.06%		1.02%

Net expenses (c)	0.96%	0.95%	0.95	%(d)	0.94	% (d)	0.96%

Portfolio turnover rate	20%	15%	15%		42%		51%

Net assets at end of year (in 000’s)	$35	$30	$3,208		$2,500		$3,607

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019	2018	2017		2016		2015

Net asset value at beginning of year	$41.38	$43.93	$36.05		$43.44		$46.92

Net investment income (loss) (a)	0.23	0.21	0.20		0.29		0.34

Net realized and unrealized gain (loss) on investments	4.89	1.78	8.50		(0.63)		0.49

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	5.12	1.99	8.70		(0.34)		0.83

Less dividends and distributions:

From net investment income	(0.20)	(0.17)	(0.43)		(0.35)		(0.61)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total dividends and distributions	(4.02)	(4.54)	(0.82)		(7.05)		(4.31)

Net asset value at end of year	$42.48	$41.38	$43.93		$36.05		$43.44

Total investment return (b)	13.42%	4.77%	24.60%		(0.68%)		1.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.59%	0.50%	0.51%		0.80%		0.76%

Net expenses (c)	1.21%	1.20%	1.20	%(d)	1.20	% (d)	1.21%

Portfolio turnover rate	20%	15%	15%		42%		51%

Net assets at end of year (in 000’s)	$780	$881	$2,583		$3,528		$9,993

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,

Class R3	2019	2018	2017		2016		2015

Net asset value at beginning of year	$41.15	$43.71	$35.87		$43.22		$46.68

Net investment income (loss) (a)	0.13	0.08	0.07		0.20		0.22

Net realized and unrealized gain (loss) on investments	4.87	1.79	8.50		(0.62)		0.51

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	5.00	1.87	8.57		(0.42)		0.73

Less dividends and distributions:

From net investment income	(0.09)	(0.06)	(0.34)		(0.23)		(0.49)

From net realized gain on investments	(3.82)	(4.37)	(0.39)		(6.70)		(3.70)

Total dividends and distributions	(3.91)	(4.43)	(0.73)		(6.93)		(4.19)

Net asset value at end of year	$42.24	$41.15	$43.71		$35.87		$43.22

Total investment return (b)	13.14%	4.51%	24.29%		(0.91%)		1.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.32%	0.20%	0.17%		0.57%		0.51%

Net expenses (c)	1.46%	1.45%	1.45	%(d)	1.44	% (d)	1.46%

Portfolio turnover rate	20%	15%	15%		42%		51%

Net assets at end of year (in 000’s)	$2,314	$1,931	$1,004		$806		$1,062

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in January 21, 1971 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the

Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance

23

Notes to Financial Statements (continued)

levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued

24	MainStay MAP Equity Fund

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

25

Notes to Financial Statements (continued)

expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2019, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from

26	MainStay MAP Equity Fund

currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Markston International LLC (“Markston” or a “Subadvisor”) and Epoch Investment Partners, Inc. (“Epoch” or a “Subadvisor”), each a registered investment adviser, serve as Subadvisors to the Fund and each manages a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to

$100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2019, the effective management fee rate was 0.76% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $7,794,215 and waived its fees and/or reimbursed certain class specific expenses in the amount of $70,880 and paid the Markston and Epoch in the amount of $2,764,104 and $1,450,916, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

27

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$32
Class R2	830
Class R3	2,049

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $32,192 and $19,846, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $529, $14,080 and $1,594, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$228,537
Investor Class	253,854
Class B	74,744
Class C	127,247
Class I	276,918
Class R1	18
Class R2	485
Class R3	1,172

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$14,615	$230,110	$(233,746)	$—	$—	$10,979	$308	$—	10,979

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$6,613,488	1.4%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$621,592,663	$436,192,652	$(20,609,344)	$415,583,308

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$7,936,105	$77,313,161	$—	$415,584,593	$500,833,859

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(16,233,383)	$16,233,383

28	MainStay MAP Equity Fund

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$9,513,106	$24,592,000
Long-Term Capital Gain	93,142,888	102,330,537
Total	$102,655,994	$126,922,537

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $197,911 and $319,612, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,193,042	$88,416,773
Shares issued to shareholders in reinvestment of dividends and distributions	959,941	36,592,967
Shares redeemed	(2,695,902)	(108,469,574)

Net increase (decrease) in shares outstanding before conversion	457,081	16,540,166
Shares converted into Class A (See Note 1)	381,380	15,059,585
Shares converted from Class A (See Note 1)	(63,849)	(2,494,726)

Net increase (decrease)	774,612	$29,105,025

Year ended October 31, 2018:
Shares sold	453,868	$19,096,232
Shares issued to shareholders in reinvestment of dividends and distributions	967,361	38,916,938
Shares redeemed	(1,492,836)	(62,832,187)

Net increase (decrease) in shares outstanding before conversion	(71,607)	(4,819,017)
Shares converted into Class A (See Note 1)	545,533	23,128,807
Shares converted from Class A (See Note 1)	(41,220)	(1,733,006)

Net increase (decrease)	432,706	$16,576,784

Investor Class	Shares	Amount
Year ended October 31, 2019:
Shares sold	376,122	$15,510,818
Shares issued to shareholders in reinvestment of dividends and distributions	195,177	7,444,065
Shares redeemed	(487,973)	(19,883,494)

Net increase (decrease) in shares outstanding before conversion	83,326	3,071,389
Shares converted into Investor Class (See Note 1)	163,198	6,249,214
Shares converted from Investor Class (See Note 1)	(199,711)	(8,062,305)

Net increase (decrease)	46,813	$1,258,298

Year ended October 31, 2018:
Shares sold	119,628	$5,041,881
Shares issued to shareholders in reinvestment of dividends and distributions	230,335	9,270,981
Shares redeemed	(195,259)	(8,227,153)

Net increase (decrease) in shares outstanding before conversion	154,704	6,085,709
Shares converted into Investor Class (See Note 1)	113,705	4,789,103
Shares converted from Investor Class (See Note 1)	(482,609)	(20,465,858)

Net increase (decrease)	(214,200)	$(9,591,046)

29

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2019:
Shares sold	193,247	$7,064,260
Shares issued to shareholders in reinvestment of dividends and distributions	82,120	2,757,564
Shares redeemed	(306,929)	(10,953,996)

Net increase (decrease) in shares outstanding before conversion	(31,562)	(1,132,172)
Shares converted from Class B (See Note 1)	(123,914)	(4,171,710)

Net increase (decrease)	(155,476)	$(5,303,882)

Year ended October 31, 2018:
Shares sold	17,896	$674,738
Shares issued to shareholders in reinvestment of dividends and distributions	108,629	3,908,458
Shares redeemed	(155,747)	(5,848,176)

Net increase (decrease) in shares outstanding before conversion	(29,222)	(1,264,980)
Shares converted from Class B (See Note 1)	(152,395)	(5,730,073)

Net increase (decrease)	(181,617)	$(6,995,053)

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	136,922	$4,460,201
Shares issued to shareholders in reinvestment of dividends and distributions	192,648	6,467,171
Shares redeemed	(1,292,587)	(43,926,478)

Net increase (decrease) in shares outstanding before conversion	(963,017)	(32,999,106)
Shares converted from Class C (See Note 1)	(202,437)	(6,793,370)

Net increase (decrease)	(1,165,454)	$(39,792,476)

Year ended October 31, 2018:
Shares sold	59,753	$2,248,778
Shares issued to shareholders in reinvestment of dividends and distributions	229,749	8,266,357
Shares redeemed	(522,638)	(19,740,133)

Net increase (decrease)	(233,136)	$(9,224,998)

Class I	Shares	Amount
Year ended October 31, 2019:
Shares sold	2,323,482	$91,108,977
Shares issued to shareholders in reinvestment of dividends and distributions	1,183,116	46,567,457
Shares redeemed	(3,736,910)	(150,569,250)

Net increase (decrease) in shares outstanding before conversion	(230,312)	(12,892,816)
Shares converted into Class I (See Note 1)	5,272	213,312

Net increase (decrease)	(225,040)	$(12,679,504)

Year ended October 31, 2018:
Shares sold	788,856	$34,282,571
Shares issued to shareholders in reinvestment of dividends and distributions	1,515,623	62,761,957
Shares redeemed	(5,002,025)	(219,135,881)

Net increase (decrease) in shares outstanding before conversion	(2,697,546)	(122,091,353)
Shares converted into Class I (See Note 1)	253	11,027

Net increase (decrease)	(2,697,293)	$(122,080,326)

Class R1	Shares	Amount
Year ended October 31, 2019:
Shares sold	32	$1,259
Shares issued to shareholders in reinvestment of dividends and distributions	78	3,004
Shares redeemed	(7)	(283)

Net increase (decrease)	103	$3,980

Year ended October 31, 2018:
Shares sold	4,042	$173,227
Shares issued to shareholders in reinvestment of dividends and distributions	8,414	340,769
Shares redeemed	(84,525)	(3,620,010)

Net increase (decrease)	(72,069)	$(3,106,014)

Class R2	Shares	Amount
Year ended October 31, 2019:
Shares sold	3,044	$115,295
Shares issued to shareholders in reinvestment of dividends and distributions	1,962	75,316
Shares redeemed	(7,940)	(306,623)

Net increase (decrease)	(2,934)	$(116,012)

Year ended October 31, 2018:
Shares sold	4,106	$173,691
Shares issued to shareholders in reinvestment of dividends and distributions	6,319	255,592
Shares redeemed	(47,936)	(2,120,017)

Net increase (decrease)	(37,511)	$(1,690,734)

Class R3	Shares	Amount
Year ended October 31, 2019:
Shares sold	6,211	$247,920
Shares issued to shareholders in reinvestment of dividends and distributions	4,809	183,889
Shares redeemed	(3,161)	(124,649)

Net increase (decrease)	7,859	$307,160

Year ended October 31, 2018:
Shares sold	38,554	$1,637,364
Shares issued to shareholders in reinvestment of dividends and distributions	2,385	96,153
Shares redeemed	(16,984)	(723,058)

Net increase (decrease)	23,955	$1,010,459

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

30	MainStay MAP Equity Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MAP Equity Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

32	MainStay MAP Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $93,142,888 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $9,513,106 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay MAP Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

35

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay MAP Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717394 MS159-19	MSMP11-12/19 (NYLIM) NL220

Item 2.             Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.             Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.             Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2019 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $781,900.

The aggregate fees billed for the fiscal year ended October 31, 2018 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $757,200.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2019, and (ii) $0 for the fiscal year ended October 31, 2018.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2019, and (ii) $0 during the fiscal year ended October 31, 2018. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2019, and (ii) $0 during the fiscal year ended October 31, 2018.

(e)   Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)

With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)   All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2019 and October 31, 2018 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $24,200 for the fiscal year ended October 31, 2019, and (ii) $331,321 for the fiscal year ended October 31, 2018.

(h) The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2019 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 9, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 9, 2020

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.